UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428	(610) 238-3600
(Address of Principal Executive Offices) (Zip Code)	(Registrant’s Telephone Number, including Area Code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street 37th Floor

Philadelphia, PA 19103

(Name and Address of Agent for Service of Process)

With Copies to:

Barbara A. Nugent, Esquire

Stradley Romon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Registrant’s telephone number, including area code:     (610) 238-3600

Date of fiscal year end:     October 31

Date of reporting period:     October 31, 2008

Item 1.	Reports to Stockholders.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

ABERDEEN FUNDS EQUITY SERIES

October 31, 2008

Aberdeen Equity Long-Short Fund

Aberdeen Health Sciences Fund

Aberdeen Hedged Core Equity Fund

Aberdeen Natural Resources Fund

Aberdeen Select Equity Fund

Aberdeen Select Growth Fund

Aberdeen Select Mid Cap Growth Fund

Aberdeen Select Small Cap Fund

Aberdeen Small Cap Fund

Aberdeen Small Cap Growth Fund

Aberdeen Small Cap Opportunities Fund

Aberdeen Small Cap Value Fund

Aberdeen Technology and Communications Fund

Message to Shareholders

October 31, 2008

Dear Valued Shareholder:

Welcome to your first Aberdeen Funds Shareholder Report. This year has certainly been a very challenging time for all of us in both the equity and fixed income markets. In addition to the Annual Reports, you will also find an overview of the markets by Aberdeen’s Head of U.S. Equities, Shahreza Yusof.

We are very appreciative to have your investments here at Aberdeen Funds. We wish you all the best for a happy, healthy and prosperous new year.

Sincerely,

Vincent J. Esposito

President

Aberdeen Funds

Market Review	Page 2
Aberdeen Equity Long-Short Fund	Page 3
Aberdeen Health Sciences Fund	Page 11
Aberdeen Hedged Core Equity Fund	Page 17
Aberdeen Natural Resources Fund	Page 26
Aberdeen Select Equity Fund	Page 33
Aberdeen Select Growth Fund	Page 39
Aberdeen Select Mid Cap Growth Fund	Page 45
Aberdeen Select Small Cap Fund	Page 52
Aberdeen Small Cap Fund	Page 59
Aberdeen Small Cap Growth Fund	Page 68
Aberdeen Small Cap Opportunities Fund	Page 75
Aberdeen Small Cap Value Fund	Page 83
Aberdeen Technology and Communications Fund	Page 92

Notes to Financial Statements	Page 165

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. Please call 866-667-9231 to request a prospectus that contains this and other information about the fund, or download a prospectus. Please read the prospectus carefully before investing. Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds are distributed by Aberdeen Fund Distributors LLC, 300 Barr Harbor Drive, Suite 300, West Conshohocken, PA 19428, member FINRA.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeeninvestments.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Market Review

Shahreza Yusof, Head of Equities – U.S.

The global financial markets have certainly been battered this year. The troubled economic environment had its roots in the significant rise in subprime mortgage defaults in 2007, which subsequently had a negative impact on bond markets. This eventually led to the broader credit crunch, a sharp decline in spending by consumers hit by falling house prices and, more currently, an increase in job layoffs. The major global stock market indices recorded significant losses for the annual period ended October 31, 2008. Shares of foreign companies fell further than their U.S. counterparts, partly on the strength of the U.S. dollar. The MSCI World-ex. U.S. Index returned –46.55%, while the domestic broad-market S&P 500 Index returned –36.10% for the reporting period. In the U.S., there was little variation in the performances of value and growth stocks, as the Russell 1000 Value Index posted a return of –36.80% versus the –36.95% return of the Russell 1000 Growth Index.

The U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Index, registered a small gain of 0.30% for the reporting period, as even investment-grade corporate bonds were adversely affected by the credit crunch. Investors turned to U.S. Treasury securities in a flight to quality. Consequently, interest rates declined and credit spreads widened (there was an increase in the differences in yields between Treasury securities and other bonds with comparable maturities). These conditions made it even more difficult for companies and consumers to obtain credit.

We are in the midst of a sharp downturn in the economic cycle. However, to some degree, cycles bring you back to your starting point. The impulse consumer shopping we saw in the 1990s that was fuelled by a credit binge and, until recently, rising home equity, has reversed. We are looking at a potential return to the more sober spending habits of the late 1970s. This is not a “speed bump in the road” economic slowdown. We have seen a structural shift in the economy as affordability and spending habits actually reshape. It is also apparent that interest rate cuts, the aspirin to every Greenspan-era economic headache, have lost their effectiveness. We believe that it will take at least several more quarters to reach the bottom of the current recession. Economic growth from 2003 to 2007 was clearly accentuated by easy money and terms in residential, commercial and industrial lending. Those days are over and the pain from the unraveling has not been fully felt.

The exact timing of an economic recovery is impossible to predict. What we can evaluate are companies, their businesses, and their products or services. There are plenty of companies out there that have strong balance sheets, meaning they have a good probability of surviving until the economy improves. Although the unemployment rate has risen quickly, more than 90% of American workers remain employed. People will continue to shop for groceries and make repairs to homes and cars. Despite the most difficult investment and economic environment for a couple of generations, it is also a great opportunity for long-term investing. The startling losses experienced by banks, for example, may be a positive sign that the market-cleaning mechanism is functioning. It is just a very painful process while it persists. Once the economic and financial environment stabilizes, the value unearthed by the market upheaval will be realized. We do believe that there are companies which have share prices that, in a normal business environment, could increase compared to their prices under current market conditions.

2008 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund returned –11.77% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the 2.31% return of its benchmark, the Citigroup 3-Month T-Bill Index, and the –36.10% return of the broad-market S&P 500 Index. For broader comparison, average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 94 funds) was -30.44% for the period.

In mid-September 2008, the Securities and Exchange Commission (SEC) temporarily banned the short sales of shares of certain financial firms. The SEC’s action did not have a major impact on the management of the Fund, as we do not engage in “naked” short-selling – the short sale of a stock that an investor has not yet borrowed – which was the SEC’s main concern. However, the restrictions temporarily prevented us from adding new short positions in the financials sector.

The Fund’s long positions hindered performance for the period. Significant detractors included holdings in information technology (IT), especially communications equipment manufacturer Cisco Systems, whose shares declined amid a sharp decrease in capital spending during the economic slump. Additionally, within financials, the position in asset manager Invesco hindered performance. Invesco’s shares declined as the company’s third-quarter earnings fell 19% from the previous quarter due to the market’s negative impact on management fees.

The Fund’s short exposures benefited Fund results. The short stance in Applied Materials Inc., a semiconductor manufacturer, boosted Fund performance. Applied Materials’ shares declined as the company reported significantly lower earnings for two consecutive quarters. In financials, the short exposure to Washington Mutual enhanced Fund results as the thrift savings institution was seized by the Federal Deposit Insurance Corp. (FDIC) in September. The Fund’s outperformance relative to its Lipper peer group was attributable to our timely decision to reduce most of the portfolio’s exposure to cyclical stocks; an increased emphasis on stable growth (primarily the healthcare sector); and the effective shorting of stocks of firms that met our earnings and quality criteria.

During the reporting period, we increased the Fund’s net long position from approximately 17% at September 30 to roughly 30% at October 31. Additionally, we increased the net long position in healthcare, moved from a long to a short stance in materials, and reduced the long position in IT.

At the end of the period, the Fund had a net long position of approximately 30%. The largest net long exposures were in IT, healthcare and consumer staples. We maintain the Fund’s neutral long/short position in energy, but we are looking to move to a net short stance in the sector.

The economic picture has rarely been so problematic. As stock prices and investor expectations for growth drop daily, we have become more positive for stocks in the long term. We believe that the economic environment will improve as the full impact of the U.S. government’s intervention in the financial markets stabilizes liquidity. Nonetheless, we feel that our ability to take some market-directional and sector tilts in the portfolio, and then add alpha through stock selection, is quite valuable, allowing us to take advantage of opportunities in many different areas of the market.

Portfolio Management:

Christopher Baggini, CFA®, Douglas Burtnick, CFA®, and Jason Kotik, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The strategy used by portfolio manager involves complex securities transactions, such as short-selling, leverage, and investing in derivatives, which may cause the Fund to have greater risk and volatility. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited. Leverage will also increase market exposure and magnify risk.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	10 Yr.[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A2	w/o SC3	-11.77%	4.73%	6.84%	2.78%	2.49%
	w/SC4	-16.87%	3.50%	6.21%
Class B2	w/o SC3	-12.48%	3.95%	6.33%	3.52%	3.23%
	w/SC5	-16.85%	3.65%	6.33%
Class C6	w/o SC3	-12.49%	3.95%	6.01%	3.52%	3.23%
	w/SC7	-13.36%	3.95%	6.01%
Class R8,10		-12.18%	4.40%	6.67%	3.22%	2.93%
Institutional Class[9,10]		-11.55%	4.96%	6.96%	2.52%	2.23%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. The difference between gross and net operating expenses reflects contractual waivers in place at least through February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	The Montgomery Partners Long-Short Equity Plus Fund (“MP”) Predecessor Fund to the Nationwide U.S. Growth Leaders Long-Short Fund (“Predecessor Fund”) commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. As of June 23, 2003, the Predecessor Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the MP Predecessor Fund. At that time the Predecessor Fund took on the performance of the MP Predecessor Fund.
2	Returns incorporate the performance of the Predecessor Fund from the creation of Class A and Class B shares, October 31, 2001 to June 23, 2008. Returns prior to October 31, 2001 incorporate the performance of Class R of MP, the additional Predecessor Fund, which was acquired by the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Equity Long-Short Fund and the Predecessor Fund have substantially similar investment objectives and strategies. The performance for these classes has been adjusted to reflect applicable sales charges but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares. If these fees were reflected the performance of Class A and Class B shares would have been lower. Please consult the Fund’s prospectus for more detail.
3	These returns do not reflect the effects of sales charges.
4	A 5.75% front-end sales charge was deducted.
5	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
6	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Returns incorporate the performance of the Predecessor Fund from the creation of Class R shares, February 27, 2004 to June 23, 2008. Returns prior to February 27, 2004 incorporate the performance of Class B of MP, the additional Predecessor Fund, which was acquired by the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Equity Long-Short Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
9	Returns incorporate the performance of the Predecessor Fund from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. The returns for the period through October 31, 2001 include the performance of the Institutional Class shares of MP, the additional Predecessor Fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of MP, the additional Predecessor Fund, for the period from June 23, 2003 to June 28, 2004 (prior to the creation of the Predecessor Fund’s Institutional Class shares on June 29, 2004) include the performance of MP, the additional Predecessor Fund, Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Equity Long-Short Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns for Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
10	Not subject to any sales charges.

2008 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the Citigroup 3-Month Treasury Bill Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills).
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Equity Long-Short Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$912.80	$10.53	2.19%
	Hypothetical	[1]	$1,000.00	$1,014.09	$11.15	2.19%
Class B	Actual		$1,000.00	$908.30	$14.05	2.93%
	Hypothetical	[1]	$1,000.00	$1,010.41	$14.92	2.93%
Class C	Actual		$1,000.00	$908.20	$14.05	2.93%
	Hypothetical	[1]	$1,000.00	$1,010.41	$14.92	2.93%
Class R	Actual		$1,000.00	$910.40	$11.48	2.39%
	Hypothetical	[1]	$1,000.00	$1,013.12	$12.17	2.39%
Institutional Class	Actual		$1,000.00	$914.10	$9.38	1.95%
	Hypothetical	[1]	$1,000.00	$1,015.33	$9.93	1.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Equity Long-Short Fund

Long Positions*

Asset Allocation
Common Stocks	63.1%
Repurchase Agreement	19.2%
Exchange Traded Funds	6.4%
Other assets in excess of liabilities	11.3%
100.0%

Top Industries
Equity Fund	6.4%
Software	5.7%
Biotechnology	4.9%
Food & Staples Retailing	4.3%
Computers & Peripherals	3.6%
Pharmaceuticals	3.4%
Health Care Equipment & Supplies	2.9%
Hotels, Restaurants & Leisure	2.8%
Communications Equipment	2.6%
Specialty Retail	2.5%
Other	60.9%
100.0%

Top Holdings***
UltraShort Russell 2000 ProShares	3.6%
Wal-Mart Stores, Inc.	2.2%
Oracle Corp.	2.1%
EMC Corp.	2.1%
CVS Caremark Corp.	2.0%
Gilead Sciences, Inc.	2.0%
Bristol-Myers Squibb Co.	1.9%
EOG Resources, Inc.	1.8%
Google, Inc., Class A	1.8%
St. Jude Medical, Inc.	1.7%
Other	78.8%
100.0%

Short Positions*

Asset Allocation
Common Stocks	18.2%
Exchange Traded Funds	0.7%
Other	81.1%
100.0%

Top Industries
Multiline Retail	1.6%
Information Technology Services	1.5%
Oil, Gas & Consumable Fuels	1.4%
Pharmaceuticals	1.4%
Metals & Mining	1.3%
Diversified Financial Services	1.1%
Electronic Equipment & Instruments	1.1%
Software	1.1%
Life Sciences Tools & Services	1.0%
Health Care Providers & Services	0.9%
Other	87.6%
100.0%

Top Holdings**
99 Cents Only Stores	1.6%
EnCana Corp.	1.5%
Bank of America Corp.	1.2%
Cubist Pharmaceuticals, Inc.	1.1%
Millipore Corp.	1.0%
Church & Dwight Co., Inc.	0.9%
Paychex, Inc.	0.8%
Genzyme Corp.	0.8%
Peabody Energy Corp.	0.7%
Infosys Technologies Ltd. ADR	0.7%
Other Assets	89.7%
100.0%

*	Percentages are based on net assets.
**	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (63.1%) (a)
Aerospace & Defense (2.2%)
Precision Castparts Corp.	15,800	$1,023,998
Raytheon Co.	39,500	2,018,845
		3,042,843
Beverages (1.4%)
PepsiCo, Inc.	32,940	1,877,909
Biotechnology (4.9%)
Biogen Idec, Inc.*	41,720	1,775,186
Cephalon, Inc.*	20,160	1,445,875
Gilead Sciences, Inc.*	61,320	2,811,522
ImClone Systems, Inc.*	10,840	745,359
		6,777,942
Capital Markets (2.0%)
Charles Schwab Corp. (The)	77,200	1,476,064
State Street Corp.	31,210	1,352,954
		2,829,018
Chemicals (1.9%)
Air Products & Chemicals, Inc.	20,700	1,203,291
Monsanto Co.	15,539	1,382,660
		2,585,951
Commercial Banks (0.6%)
Synovus Financial Corp.	75,000	774,750
Communications Equipment (2.6%)
Juniper Networks, Inc.*	90,850	1,702,529
QUALCOMM, Inc.	49,430	1,891,192
		3,593,721
Computers & Peripherals (3.6%)
Apple, Inc.*	20,300	2,184,077
EMC Corp.*	241,550	2,845,459
		5,029,536
Construction & Engineering (0.9%)
Quanta Services, Inc.*	64,250	1,269,580
Consumer Finance (0.9%)
Visa, Inc., Class A	21,700	1,201,095
Diversified Financial Services (2.2%)
IntercontinentalExchange, Inc.*	11,220	959,983
JPMorgan Chase & Co.	51,150	2,109,938
		3,069,921
Energy Equipment & Services (1.5%)
Transocean, Inc.*	25,385	2,089,947

	Shares or Principal Amount	Value
Food & Staples Retailing (4.3%)
CVS Caremark Corp.	92,200	$2,825,930
Wal-Mart Stores, Inc.	55,220	3,081,828
		5,907,758
Food Products (0.6%)
Smithfield Foods, Inc.*	83,850	882,102
Health Care Equipment & Supplies (2.9%)
Baxter International, Inc.	27,120	1,640,489
St. Jude Medical, Inc.*	60,940	2,317,548
		3,958,037
Health Care Providers & Services (1.7%)
Aetna, Inc.	50,700	1,260,909
Medco Health Solutions, Inc.*	28,000	1,062,600
		2,323,509
Hotels, Restaurants & Leisure (2.8%)
Darden Restaurants, Inc.	86,250	1,912,163
McDonald’s Corp.	33,600	1,946,448
		3,858,611
Information Technology Services (2.2%)
Alliance Data Systems Corp.*	28,220	1,415,515
Cognizant Technology Solutions Corp., Class A*	86,050	1,652,160
		3,067,675
Insurance (0.8%)
MetLife, Inc.	34,370	1,141,771
Internet Software & Services (1.8%)
Google, Inc., Class A*	7,020	2,522,707
Life Sciences Tools & Services (1.1%)
Thermo Fisher Scientific, Inc.*	36,100	1,465,660
Media (1.2%)
Comcast Corp., Class A	101,900	1,605,944
Multiline Retail (0.8%)
Kohl’s Corp.*	32,500	1,141,725
Oil, Gas & Consumable Fuels (1.8%)
EOG Resources, Inc.	31,460	2,545,743
Pharmaceuticals (3.4%)
Abbott Laboratories	38,500	2,123,275
Bristol-Myers Squibb Co.	125,800	2,585,190
		4,708,465
Semiconductors & Semiconductor Equipment (1.0%)
Marvell Technology Group Ltd.*	201,600	1,403,136

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (continued)

October 31, 2008

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (a) (continued)
Software (5.7%)
Adobe Systems, Inc.*	45,000	$1,198,800
Citrix Systems, Inc.*	63,100	1,626,087
Oracle Corp.*	161,200	2,948,348
Symantec Corp.*	162,150	2,039,847
		7,813,082
Specialty Retail (2.5%)
GameStop Corp., Class A*	77,420	2,120,534
Urban Outfitters, Inc.*	60,700	1,319,618
		3,440,152
Textiles, Apparel & Luxury Goods (2.2%)
Coach, Inc.*	89,300	1,839,580
Under Armour, Inc., Class A*	45,800	1,190,800
		3,030,380
Transportation Infrastructure (1.6%)
Canadian National Railway Co.	50,150	2,169,489
Total Common Stocks— Long Positions		87,128,159
EXCHANGE TRADED FUNDS—LONG POSITIONS (6.4%)
Equity Fund (6.4%)
UltraShort Basic Materials ProShares	13,200	926,640
UltraShort Dow30 ProShares	18,380	1,292,482
UltraShort Oil & Gas ProShares	24,450	905,872
UltraShort Russell 2000 Growth ProShares	6,600	736,890
UltraShort Russell 2000 ProShares	51,440	4,925,380
Total Exchange Traded Funds—Long Positions		8,787,264
REPURCHASE AGREEMENT (19.2%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $26,595,449, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $27,127,282	$26,595,375	26,595,375
Total Repurchase Agreements		26,595,375
Total Investments (Cost $131,877,048) (b)—88.7%		122,510,798

Other assets in excess of liabilities—11.3%		15,625,333
Net Assets—100.0%		$138,136,131

*	Non-income producing security.
(a)	All long positions held as collateral for securities sold short.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

Annual Report 2008

Statement of Investments (concluded)

October 31, 2008

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—SHORT POSITIONS (18.2%)
Air Freight & Logistics (0.4%)
Expeditors International of Washington, Inc.	15,150	$494,647
Automobiles (0.7%)
Harley-Davidson, Inc.	37,200	910,656
Commercial Banks (0.4%)
Comerica, Inc.	21,500	593,185
Commercial Services & Supplies (0.4%)
Heartland Payment Systems, Inc.	30,000	522,300
Construction Materials (0.3%)
Martin Marietta Materials, Inc.	6,000	470,280
Diversified Financial Services (1.1%)
Bank of America Corp.	66,000	1,595,220
Electronic Equipment & Instruments (1.1%)
Cognex Corp.	62,750	1,005,255
Echelon Corp.*	59,850	486,581
		1,491,836
Health Care Providers & Services (0.9%)
Genzyme Corp.*	14,400	1,049,472
Psychiatric Solutions, Inc.*	4,700	156,463
		1,205,935
Hotels, Restaurants & Leisure (0.6%)
Starbucks Corp.*	69,100	907,283
Household Products (0.8%)
Church & Dwight Co., Inc.	20,000	1,181,800
Information Technology Services (1.5%)
Infosys Technologies Ltd. ADR — IN	34,650	1,015,938
Paychex, Inc.	37,000	1,055,980
		2,071,918
Internet Software & Services (0.5%)
Equinix, Inc.*	10,300	642,926
Life Sciences Tools & Services (1.0%)
Millipore Corp.*	26,000	1,349,140
Machinery (0.6%)
Joy Global, Inc.	27,600	799,848
Metals & Mining (1.3%)
Peabody Energy Corp.	30,000	1,035,300
United States Steel Corp.	20,000	737,600
		1,772,900

	Shares or Principal Amount	Value
Multiline Retail (1.6%)
99 Cents Only Stores*	180,000	$2,196,000
Oil, Gas & Consumable Fuels (1.4%)
EnCana Corp.	39,350	2,003,309
Pharmaceuticals (1.4%)
Auxilium Pharmaceuticals, Inc.*	26,000	510,900
Cubist Pharmaceuticals, Inc.*	58,300	1,480,237
		1,991,137
Software (1.1%)
Salesforce.com, Inc.*	25,000	774,000
SAP AG ADR — DE	19,900	703,067
		1,477,067
Specialty Retail (0.6%)
Tiffany & Co.	28,500	782,325
Trading Companies & Distributors (0.5%)
Fastenal Co.	17,700	712,602
Total Common Stocks—Short Positions		25,172,314
EXCHANGE TRADED FUNDS—SHORT POSITIONS (0.7%)
Equity Fund (0.7%)
Oil Service HOLDRs Trust	10,000	985,200
Total Exchange Traded Funds—Short Positions (a)		985,200
Total Securities Sold Short (Proceeds $28,426,694)—18.9%		$26,157,514

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt
DE	Germany
IN	India

See accompanying notes to financial statements.

2008 Annual Report

Aberdeen Health Sciences Fund (Unaudited)

The Aberdeen Health Sciences Fund returned –27.94% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –24.60% return of its benchmark, the S&P North American Health Care Sector Index. For broader comparison, the average return of the Fund’s Lipper peer category of Health/Biotechnology Funds (consisting of 121 funds) was –24.40% for the period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets. The credit crunch has hurt companies that sell capital equipment to healthcare providers. Additionally, healthcare providers may experience a decline in earnings as the weakening economy and fears of possible job losses cause consumers to reduce discretionary spending on healthcare.

Security selection in healthcare equipment and supplies, and healthcare providers and services, as well as an overweight in life sciences tools and services, detracted from Fund performance. Among individual holdings, the position in Aetna Inc. hindered Fund results. Aetna’s share price fell as the company’s medical costs exceeded its expectations. An underweight position relative to the benchmark in Genentech Inc. also hampered performance. Genentech’s share price rose following the announcement by Roche Holding, which owns a 56% stake in Genentech, that it is seeking to purchase the remaining 44% share of the company.

Stock selection in the pharmaceuticals and life sciences tools and services subsectors benefited Fund performance for the period. The relative return also was enhanced by an underweight allocation versus the benchmark in healthcare providers and services, and an overweight in biotechnology. The holding in ViroPharma Inc. was the primary contributor to Fund results in the pharmaceuticals subsector. The stock price rose following the Food and Drug Administration’s approval of Cinryze, which is used to treat hereditary angioedema, a potentially fatal genetic disorder. Additionally, the position in Illumina Inc. enhanced performance in the life sciences tools and services industry, as the company increased its share of the DNA sequencing market.

During the period, we increased the Fund’s exposure to shares of large-cap companies and healthcare services, and reduced positions in life sciences tools and services. We also have shifted our focus from large-cap pharmaceuticals to biotechnology firms and specialty pharmaceuticals.

At the end of the period, the Fund was most overweight relative to its benchmark in biotechnology and life sciences tools and services, and its primary underweights were in the pharmaceuticals, healthcare providers and services, and healthcare equipment and supplies subsectors.

We remain cautious on the outlook for the global economy. We are looking for financially strong companies which are not dependent on access to the credit markets and can perform well in most economic environments, and we are emphasizing companies with attractive valuations.

Portfolio Management:

Douglas Burtnick, CFA®, and Jean Rhee

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Investing 25% or more of the Fund’s net assets in health sciences industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Health Sciences Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Expense Ratio*
Class A11	w/o SC2	-27.94%	1.38%	1.20%	1.62%
	w/SC3	-32.06%	0.20%	0.44%
Class B11	w/o SC2	-28.46%	0.72%	0.53%	2.26%
	w/SC4	-31.66%	0.42%	0.53%
Class C5,8	w/o SC2	-28.37%	0.72%	0.55%	2.26%
	w/SC7	-29.01%	0.72%	0.55%
Class R6,10		-28.03%	1.21%	0.85%	1.96%
Institutional Service Class[10,11]		-27.66%	1.63%	1.46%	1.26%
Institutional Class[9,10]		-27.68%	1.71%	1.52%	1.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for detail.
1	Fund commenced operations on December 29, 2000.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Health Sciences Fund, from the creation of Class C shares, September 20, 2002 to June 23, 2008. Returns prior to September 20, 2002 incorporate the performance of Class B of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Health Sciences Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate the sales charge that do not apply to the class, but have not been adjusted to reflect any lower expenses. Please consult the Fund’s prospectus for more detail.
6	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Health Sciences Fund, from the creation of Class R shares, December 30, 2003 to June 23, 2008. Returns prior to December 20, 2003 incorporate the performance of Class B of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Health Sciences Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate the sales charge that do not apply to the class, but have not been adjusted to reflect any lower expenses. Please consult the Fund’s prospectus for more detail.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
9	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Health Sciences Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Health Sciences Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
10	Not subject to any sales charges.
11	Returns prior to June 23, 2008 reflect the performance of the Predecessor Fund, the Nationwide Health Sciences Fund. The Aberdeen Health Sciences Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

Aberdeen Health Sciences Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Health Sciences Fund, the S&P North American Health Care Sector Index (S&P Health)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P Health is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the healthcare sector. The Health Sciences Fund’s index was the Goldman Sachs Healthcare Index. Standard & Poor’s acquired the Goldman Sachs Healthcare Index in February 2007 and recently rebranded the index to its current name.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Health Sciences Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$829.90	$7.64	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.79	$8.45	1.66%
Class B	Actual		$1,000.00	$826.40	$10.38	2.26%
	Hypothetical	[1]	$1,000.00	$1,013.77	$11.50	2.26%
Class C	Actual		$1,000.00	$827.40	$10.43	2.27%
	Hypothetical	[1]	$1,000.00	$1,013.72	$11.56	2.27%
Class R	Actual		$1,000.00	$829.50	$8.09	1.76%
	Hypothetical	[1]	$1,000.00	$1,016.29	$8.96	1.76%
Institutional Service Class	Actual		$1,000.00	$831.60	$5.89	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.52	1.28%
Institutional Class	Actual		$1,000.00	$831.50	$5.85	1.27%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.46	1.27%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Health Sciences Fund

Asset Allocation
Common Stocks	96.6%
Repurchase Agreement	8.8%
Liabilities in excess of other assets	(5.4%	)
	100.0%

Top Industries
Pharmaceuticals	37.3%
Biotechnology	24.9%
Health Care Equipment & Supplies	15.1%
Health Care Providers & Services	13.2%
Life Sciences Tools & Services	4.9%
Food & Staples Retailing	0.7%
Health Care Technology	0.5%
Other	3.4%
100.0%

Top Holdings*
Johnson & Johnson	6.7%
Gilead Sciences, Inc.	6.3%
Abbott Laboratories	5.6%
Bristol-Myers Squibb Co.	5.5%
Baxter International, Inc.	4.8%
Pfizer, Inc.	4.2%
Amgen, Inc.	3.6%
Genentech, Inc.	3.6%
UnitedHealth Group, Inc.	3.5%
Merck & Co., Inc.	3.4%
Other	52.8%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Health Sciences Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.6%)
Biotechnology (24.9%)
Amgen, Inc.*	13,690	$819,894
Array BioPharma, Inc.*	22,880	112,570
Biogen Idec, Inc.*	14,700	625,485
Celgene Corp.*	3,810	244,831
Cephalon, Inc.*	8,700	623,964
Enzon Pharmaceuticals, Inc.*	9,610	47,762
Genentech, Inc.*	9,800	812,812
Gilead Sciences, Inc.*	30,810	1,412,638
ImClone Systems, Inc.*	4,750	326,610
Invitrogen Corp.*	3,300	95,007
Myriad Genetics, Inc.*	2,600	164,034
United Therapeutics Corp.*	3,980	347,175
		5,632,782
Food & Staples Retailing (0.7%)
CVS Caremark Corp.	5,432	166,491
Health Care Equipment & Supplies (15.1%)
Baxter International, Inc.	17,928	1,084,465
Becton, Dickinson & Co.	2,320	161,008
Boston Scientific Corp.*	46,410	419,082
Cooper Cos., Inc. (The)	8,100	133,488
Covidien Ltd.	5,000	221,450
Dentsply International, Inc.	3,400	103,292
Hologic, Inc.*	4,240	51,898
IDEXX Laboratories, Inc.*	3,000	105,570
Masimo Corp.*	6,450	206,335
Medtronic, Inc.	6,730	271,421
St. Jude Medical, Inc.*	9,610	365,468
Wright Medical Group, Inc.*	4,030	93,415
Zimmer Holdings, Inc.*	4,020	186,649
		3,403,541
Health Care Providers & Services (13.2%)
Aetna, Inc.	23,550	585,688
Cardinal Health, Inc.	5,363	204,867
CIGNA Corp.	4,590	74,817
Express Scripts, Inc.*	3,500	212,135
Hospira, Inc.*	8,900	247,598
Humana, Inc.*	5,240	155,052
Medco Health Solutions, Inc.*	4,850	184,058
Quest Diagnostics, Inc.	6,880	321,984
UnitedHealth Group, Inc.	33,280	789,734
WellPoint, Inc.*	5,320	206,788
		2,982,721
Health Care Technology (0.5%)
Eclipsys Corp.*	4,540	67,419
IRIS International, Inc.*	4,216	47,008
		114,427

	Shares or Principal Amount	Value
Life Sciences Tools & Services (4.9%)
Charles River Laboratories International, Inc.*	1,320	$47,296
Covance, Inc.*	1,274	63,700
Illumina, Inc.*	5,580	172,032
PerkinElmer, Inc.	6,360	114,098
Thermo Fisher Scientific, Inc.*	11,840	480,704
Waters Corp.*	5,230	229,074
		1,106,904
Pharmaceuticals (37.3%)
Abbott Laboratories	23,030	1,270,105
Allergan, Inc.	6,290	249,524
Bristol-Myers Squibb Co.	60,730	1,248,002
Eli Lilly & Co.	2,150	72,713
Johnson & Johnson	24,564	1,506,756
Merck & Co., Inc.	25,171	779,042
Perrigo Co.	11,000	374,000
Pfizer, Inc.	53,472	946,989
Schering-Plough Corp.	29,208	423,224
Teva Pharmaceutical Industries Ltd. ADR — IL	17,550	752,544
Viropharma, Inc.*	30,660	384,476
Wyeth	12,650	407,077
		8,414,452
Total Common Stocks		21,821,318
REPURCHASE AGREEMENT (8.8%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $1,997,597, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $2,037,543	$1,997,591	1,997,591
Total Repurchase Agreements		1,997,591
Total Investments (Cost $27,671,762) (a)—105.4%		23,818,909

Liabilities in excess of other assets—(5.4)%		(1,224,381)
Net Assets—100.0%		$22,594,528

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt
IL	Israel

See accompanying notes to financial statements.

2008 Annual Report

Aberdeen Hedged Core Equity Fund (Unaudited)

The Aberdeen Hedged Core Equity Fund returned –36.87% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –36.80% return of its benchmark, the Russell 1000 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 94 funds) was –30.44% for the period.

Financial markets fell during the reporting period amid increasing fears of a global recession and continued turmoil in the credit markets. In September 2008, the Securities and Exchange Commission (SEC) temporarily banned the short sales of shares of certain financial firms. However, these restrictions did not have a major impact on the management of the Fund, as we do not engage in “naked” short-selling – the short sale of a stock that an investor has not yet borrowed – which was the SEC’s primary concern.

The Fund’s long and short positions had an overall negative impact on the performance relative to its benchmark for the annual period. The primary detractors on the long side were stock selection in the industrials and materials sectors, as well as an overweight in energy. The short exposures to consumer staples and financials further hindered the relative return. The long position in Harsco Corp., an industrial services provider, hampered Fund performance. The stock underperformed versus its peers because investors anticipate that the slowing economy will have a negative impact on the company’s earnings growth. The short position in M&T Bank Corp. also was a detractor, as the shares rose on the company’s better-than-expected financial results and its relatively lower credit exposure.

Long positions in the financials, healthcare and consumer staples sectors added to the comparative performance, while materials and telecommunication services were positive contributors among the Fund’s short sector exposures. The long position in Bank of New York Mellon Corp. enhanced Fund results, as the company benefited from consistent growth in asset management, merger-related cost synergies, and a modest exposure to credit. The short position in Windstream Corp., a diversified telecommunications company, benefited performance. The company experienced deteriorating fundamentals and has a higher debt load relative to its competitors.

There was a change in the Fund’s investment approach during the period. The Fund now targets a 130/30 investment strategy (100 to 130% in long positions and 0 to 30% in short sales, resulting in a target net position of 100%). The Fund’s predecessor, the Nationwide Hedged Core Equity Fund, targeted a 95/35 investment strategy (80 to 100% in long positions and 30 to 35% in short sales, resulting in a target net position of 65%). The Aberdeen Hedged Core Equity Fund has a targeted higher net market exposure (100% versus 65%).

At the end of the period, the Fund had a net long position of approximately 98%. Our quantitative model uses fundamental company data to estimate individual stock returns. In the current environment, equities trade on market sentiment as well underlying company fundamentals. The market volatility and swift changes in market sentiment have presented new challenges to our investment process, while simultaneously providing Fund management with a larger and more visible set of stocks to purchase.

The turmoil in the financial markets most likely will affect both investor behavior and economic activity. In the short term, we believe that investors will continue to see volatility in the financial markets as they assess the risk on the economic and financial system. In our view, the greatest opportunities will be in shares of higher-quality companies that can demonstrate their ability to provide earnings growth while maintaining reasonable valuations.

Portfolio Management:

Joseph Cerniglia, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The strategy used by portfolio manager involves complex securities transactions, such as short-selling, leverage, and investing in derivatives which cause the Fund to have greater risk and volatility. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited. Leverage will also increase market exposure and magnify risk.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Hedged Core Equity Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Expense Ratio*
Class A7	w/o SC6	-36.87%	-15.49%	2.31%
	w/SC3	-40.48%	-17.85%
Class B7	w/o SC6	-37.35%	-16.24%	3.06%
	w/SC4	-40.39%	-17.41%
Class C7	w/o SC6	-37.26%	-16.18%	3.06%
	w/SC5	-37.87%	-16.18%
Class R2,7		-36.98%	-15.79%	2.76%
Institutional Service Class[2,7]		-36.71%	-15.36%	2.06%
Institutional Class[2,7]		-36.67%	-15.31%	2.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on September 26, 2006.
2	Not subject to any sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	These returns do not reflect the effects of sales charges.
7	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Hedged Core Equity Fund from September 26, 2006 to June 23, 2008. The Aberdeen Hedged Core Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies, except the Aberdeen Fund targets an allocation of 100-130% in long positions and 0-30% in short sales, and the Predecessor Fund targeted an allocation of 80-100% in long positions and 30-35% in short sales. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

Aberdeen Hedged Core Equity Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Aberdeen Hedged Core Equity Fund, Russell 1000 Index (Russell 1000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 is an unmanaged index of approximately 1,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Hedged Core Equity Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$692.20	$9.36	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.08	$11.20	2.20%
Class B	Actual		$1,000.00	$689.40	$12.57	2.96%
	Hypothetical	[1]	$1,000.00	$1,010.26	$15.07	2.96%
Class C	Actual		$1,000.00	$689.80	$12.57	2.96%
	Hypothetical	[1]	$1,000.00	$1,010.26	$15.07	2.96%
Class R	Actual		$1,000.00	$691.30	$10.12	2.38%
	Hypothetical	[1]	$1,000.00	$1,013.17	$12.12	2.38%
Institutional Service Class	Actual		$1,000.00	$692.80	$8.21	1.93%
	Hypothetical	[1]	$1,000.00	$1,015.43	$9.82	1.93%
Institutional Class	Actual		$1,000.00	$693.10	$8.17	1.92%
	Hypothetical	[1]	$1,000.00	$1,015.48	$9.77	1.92%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Hedged Core Equity Fund

Long Positions*

Asset Allocation
Common Stocks	123.8%
Repurchase Agreement	6.1%
Liabilities in excess of other assets	(29.9%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	12.8%
Pharmaceuticals	10.6%
Computers & Peripherals	8.0%
Food & Staples Retailing	7.0%
Diversified Financial Services	6.2%
Capital Markets	5.9%
Aerospace & Defense	4.0%
Chemicals	3.7%
Road & Rail	3.7%
Semiconductors & Semiconductor Equipment	3.3%
Other	34.8%
100.0%

Top Holdings***
Exxon Mobil Corp.	5.2%
Procter & Gamble Co.	3.1%
Chevron Corp.	2.9%
Microsoft Corp.	2.8%
Wal-Mart Stores, Inc.	2.8%
Johnson & Johnson	2.8%
Verizon Communications, Inc.	2.3%
JPMorgan Chase & Co.	2.2%
International Business Machines Corp.	2.1%
Bank of America Corp.	2.0%
Other	71.8%
100.0%

Short Positions*

Asset Allocation
Common Stocks	26.8%
Other	73.2%
100.0%

Top Industries
Commercial Banks	3.5%
Oil, Gas & Consumable Fuels	2.9%
Software	2.3%
Household Products	2.2%
Health Care Equipment & Supplies	2.0%
Information Technology Services	1.9%
Media	1.6%
Electric Utilities	1.2%
Aerospace & Defense	0.9%
Biotechnology	0.9%
Other Assets	80.6%
100.0%

Top Holdings**
U.S. Bancorp	2.1%
Oracle Corp.	1.6%
M&T Bank Corp.	1.4%
The Coca Cola Co.	1.4%
Exelon Corp.	1.2%
Devon Energy Corp.	1.1%
Rockwell Collins, Inc.	0.9%
Genentech, Inc.	0.9%
Stryker Corp.	0.9%
Kimberly-Clark Corp.	0.9%
Other assets	87.6%
100.0%

*	Percentages are based on net assets.
**	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Hedged Core Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (123.8%) (a)
Aerospace & Defense (4.0%)
Alliant Techsystems, Inc.*	400	$32,960
Boeing Co.	900	47,043
United Technologies Corp.	1,100	60,456
		140,459
Auto Components (1.0%)
Autoliv, Inc.	900	19,224
Johnson Controls, Inc.	900	15,957
		35,181
Beverages (2.9%)
Anheuser-Busch Cos., Inc.	900	55,827
PepsiCo, Inc.	800	45,608
		101,435
Biotechnology (2.5%)
Amgen, Inc.*	800	47,912
Gilead Sciences, Inc.*	900	41,265
		89,177
Building Products (1.1%)
Home Depot, Inc. (The)	1,100	25,949
Masco Corp.	1,200	12,180
		38,129
Capital Markets (5.9%)
Bank of New York Mellon Corp. (The)	1,800	58,680
Franklin Resources, Inc.	500	34,000
Goldman Sachs Group, Inc. (The)	300	27,750
Investment Technology Group, Inc.*	1,100	22,451
Northern Trust Corp.	700	39,417
SEI Investments Co.	1,600	28,288
		210,586
Chemicals (3.7%)
Celanese Corp., Series A	1,300	18,018
Dow Chemical Co. (The)	1,900	50,673
E.I. Du Pont de Nemours & Co.	1,100	35,200
Monsanto Co.	300	26,694
		130,585
Commercial Banks (3.0%)
City National Corp.	800	42,824
Comerica, Inc.	1,200	33,108
Wilmington Trust Corp.	1,100	31,746
		107,678

	Shares or Principal Amount	Value
Communications Equipment (3.3%)
Cisco Systems, Inc.*	3,400	$60,418
Corning, Inc.	1,700	18,411
QUALCOMM, Inc.	1,000	38,260
		117,089
Computers & Peripherals (8.0%)
Apple, Inc.*	600	64,554
Dell, Inc.*	1,600	19,440
EMC Corp.*	2,100	24,738
Hewlett-Packard Co.	1,800	68,904
International Business Machines Corp.	800	74,376
Seagate Technology	2,100	14,217
Western Digital Corp.*	1,000	16,500
		282,729
Consumer Finance (1.1%)
Capital One Financial Corp.	1,000	39,120
Diversified Financial Services (6.2%)
Bank of America Corp.	3,000	72,510
Citigroup, Inc.	3,500	47,775
JPMorgan Chase & Co.	1,901	78,416
NYSE Euronext	700	21,126
		219,827
Diversified Telecommunication Services (3.2%)
AT&T, Inc.	1,200	32,124
Verizon Communications, Inc.	2,800	83,076
		115,200
Electric Utilities (1.9%)
Calpine Corp.*	2,400	28,080
Great Plains Energy, Inc.	2,000	38,880
		66,960
Energy Equipment & Services (2.8%)
Schlumberger Ltd.	800	41,320
SEACOR Holdings, Inc.*	500	33,585
Unit Corp.*	700	26,278
		101,183
Food & Staples Retailing (7.0%)
CVS Caremark Corp.	1,800	55,170
Kroger Co. (The)	2,000	54,920
Safeway, Inc.	1,800	38,286
Wal-Mart Stores, Inc.	1,800	100,458
		248,834
Food Products (0.9%)
Archer-Daniels-Midland Co.	1,600	33,168

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (continued)

October 31, 2008

Aberdeen Hedged Core Equity Fund

	Shares or Principal Amount	Value
Health Care Equipment & Supplies (1.0%)
Beckman Coulter, Inc.	700	$34,944
Health Care Providers & Services (2.7%)
Community Health Systems, Inc.*	1,500	30,750
DaVita, Inc.*	700	39,725
Tenet Healthcare Corp.*	6,100	26,718
		97,193
Hotels, Restaurants & Leisure (2.2%)
Carnival Corp.	1,300	33,020
Yum! Brands, Inc.	1,600	46,416
		79,436
Household Products (3.1%)
Procter & Gamble Co.	1,700	109,718
Industrial Conglomerates (2.4%)
3M Co.	500	32,150
General Electric Co.	2,700	52,677
		84,827
Information Technology Services (0.5%)
DST Systems, Inc.*	400	16,232
Insurance (2.8%)
MetLife, Inc.	1,800	59,796
Travelers Cos., Inc. (The)	900	38,295
		98,091
Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	400	22,896
Internet Software & Services (1.0%)
Google, Inc., Class A*	100	35,936
Leisure Equipment & Products (1.7%)
Eastman Kodak Co.	2,100	19,278
Hasbro, Inc.	700	20,349
Mattel, Inc.	1,400	21,028
		60,655
Machinery (1.7%)
Eaton Corp.	800	35,680
PACCAR, Inc.	800	23,392
		59,072
Media (3.3%)
News Corp., Class A	2,800	29,792
Time Warner, Inc.	3,500	35,315
Walt Disney Co. (The)	2,000	51,800
		116,907

	Shares or Principal Amount	Value
Metals & Mining (1.2%)
Alcoa, Inc.	1,600	$18,416
Harsco Corp.	1,000	23,670
		42,086
Multi-Utilities (3.2%)
CenterPoint Energy, Inc.	4,600	52,992
Sempra Energy	900	38,331
TECO Energy, Inc.	2,100	24,234
		115,557
Multiline Retail (1.8%)
J.C. Penney Co., Inc.	500	11,960
Macy’s, Inc.	900	11,061
Target Corp.	1,000	40,120
		63,141
Oil, Gas & Consumable Fuels (12.8%)
Chevron Corp.	1,400	104,440
Cimarex Energy Co.	400	16,184
ConocoPhillips	1,300	67,626
Exxon Mobil Corp.	2,500	185,300
Hess Corp.	400	24,084
Occidental Petroleum Corp.	1,000	55,540
		453,174
Pharmaceuticals (10.6%)
Abbott Laboratories	1,200	66,180
Bristol-Myers Squibb Co.	2,100	43,155
Eli Lilly & Co.	1,300	43,966
Johnson & Johnson	1,600	98,144
Merck & Co., Inc.	1,200	37,140
Pfizer, Inc.	3,600	63,756
Wyeth	800	25,744
		378,085
Road & Rail (3.7%)
Norfolk Southern Corp.	700	41,958
Ryder System, Inc.	900	35,658
Union Pacific Corp.	800	53,416
		131,032
Semiconductors & Semiconductor Equipment (3.3%)
Intel Corp.	3,900	62,400
Lam Research Corp.*	900	20,124
Texas Instruments, Inc.	1,800	35,208
		117,732
Software (2.8%)
Microsoft Corp.	4,500	100,485

See accompanying notes to financial statements.

Annual Report 2008

Statement of Investments (continued)

October 31, 2008

Aberdeen Hedged Core Equity Fund

	Shares or Principal Amount	Value
Tobacco (2.0%)
Altria Group, Inc.	3,700	$71,003
Wireless Telecommunication Services (0.9%)
U.S. Cellular Corp.*	800	30,648
Total Common Stocks—Long Positions		4,396,190
REPURCHASE AGREEMENT (6.1%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $216,243, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $220,567	$216,242	216,242
Total Repurchase Agreements		216,242
Total Investments—Long Positions (Cost $6,000,583) (b)—129.9%		4,612,432

Liabilities in excess of other assets—(29.9)%		(1,062,520)
Net Assets—100.0%		$3,549,912

*	Non-income producing security.
(a)	All long positions held as collateral for securities sold short.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (concluded)

October 31, 2008

Aberdeen Hedged Core Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS—SHORT POSITIONS (26.8%)
Aerospace & Defense (0.9%)
Rockwell Collins, Inc.	900	$33,507
Air Freight & Logistics (0.8%)
Expeditors International of Washington, Inc.	900	29,385
Biotechnology (0.9%)
Genentech, Inc.*	400	33,176
Commercial Banks (3.5%)
M&T Bank Corp.	600	48,660
U.S. Bancorp	2,500	74,525
		123,185
Consumer Finance (0.6%)
Visa, Inc., Class A	400	22,140
Diversified Financial Services (0.8%)
Marsh & McLennan Cos., Inc.	1,000	29,320
Diversified Telecommunication Services (0.8%)
Windstream Corp.	3,600	27,036
Electric Utility (1.2%)
Exelon Corp.	800	43,392
Electrical Equipment (0.8%)
Roper Industries, Inc.	600	27,210
Energy Equipment & Services (0.5%)
ENSCO International, Inc.	500	19,005
Food Products (0.8%)
General Mills, Inc.	400	27,096
Health Care Equipment & Supplies (2.0%)
Boston Scientific Corp.*	2,100	18,963
Stryker Corp.	600	32,076
Zimmer Holdings, Inc.*	400	18,572
		69,611
Household Products (2.2%)
Kimberly-Clark Corp.	500	30,645
The Coca Cola Co.	1,100	48,466
		79,111
Information Technology Services (1.9%)
Fiserv, Inc.*	700	23,352
Paychex, Inc.	1,000	28,540
Western Union Co. (The)	1,100	16,786
		68,678

	Shares or Principal Amount	Value
Media (1.6%)
Liberty Media Corp. — Entertainment, Series A*	1,800	$28,980
Scripps Networks Interactive, Class A	1,000	28,400
		57,380
Oil, Gas & Consumable Fuels (2.9%)
Chesapeake Energy Corp.	800	17,576
Devon Energy Corp.	500	40,430
Noble Corp.	700	22,547
XTO Energy, Inc.	600	21,570
		102,123
Paper & Forest Products (0.9%)
Weyerhaeuser Co.	800	30,576
Software (2.3%)
Adobe Systems, Inc.*	800	21,312
Oracle Corp.*	3,200	58,528
		79,840
Tobacco (0.7%)
Philip Morris International, Inc.	600	26,082
Trading Companies & Distributors (0.7%)
Fastenal Co.	600	24,156
Total Common Stocks—Short Positions (a)		952,009
Total Securities Sold Short (Proceeds $1,095,300)—26.8%		$952,009

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) for securities.

See accompanying notes to financial statements.

Annual Report 2008

Aberdeen Natural Resources Fund (Unaudited)

The Aberdeen Natural Resources Fund returned –39.68% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –39.50% return of its benchmark, the Standard & Poor’s (S&P) Natural Resources Sector Index. For broader comparison, the average return of the Fund’s Lipper peer category of Natural Resources Funds (consisting of 96 funds) was –45.23% for the period.

Global commodity markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. The U.S. dollar weakened against most major currencies for most of the annual period, contributing to the steady rise in the prices of many commodities, including gold and other precious metals. Gold prices also benefited as investors sought a hedge against inflation and a safe haven from the turmoil in the global financial markets. The dollar rallied considerably versus the euro late in the period, putting downward pressure on commodity prices.

The Fund’s exposure to the industrials sector and an underweight in the oil, gas and consumable fuels industry were the primary detractors from the relative return for the period. Among individual holdings, Freeport-McMoRan Copper & Gold Inc. and Century Aluminum Co. had a negative effect on Fund performance. The companies’ profit outlooks deteriorated along with the decease in demand for copper and aluminum, respectively. The position in TBS international Ltd., an ocean transportation services company, hindered Fund results in industrials. The stock price dropped amid a significant decline in global shipping rates.

The main contributors to the Fund’s performance versus its benchmark included security selection in energy equipment and services, along with an underweight allocation to the materials sector. Fund results also were enhanced by the holding in Diamond Offshore Drilling Inc., which benefited from strong offshore deepwater contract pricing. An underweight in Baker Hughes Inc., an oil and gas equipment services company, also was a positive contributor. The shares fell along with the decline in commodity stocks, and the company’s competitors have been gaining market share.

We added to the Fund’s cash position in mid-July as a result of the decline in the equity markets and the steep rise in commodity prices. Later in the period, we reinvested some cash reserves into the market as the credit crunch eased somewhat and stock valuations improved.

At the end of the period on October 31, 2008, the Fund was most underweight versus its benchmark in energy. There was an additional underweight in materials, principally in the paper and forest products, and containers and packaging subsectors.

The global commodity markets have experienced a significant downturn over the past several months. The slowing demand for commodities has had a negative effect on prices, and we do not anticipate a rally in the near term. However, we also believe that there will not be a significant downturn in the markets, although a slight drop-off is possible. In our view, weakness already has been priced in to the markets. Consequently, we feel that there are good opportunities to find relatively cheap shares of companies with strong balance sheets and solid growth prospects over the next three to five years.

Portfolio Management:

Ralph Bassett and Jason Kotik, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2008 Annual Report

Aberdeen Natural Resources Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Expense Ratio*
Class A7	w/o SC2	-39.68%	17.08%	1.26%
	w/SC3	-43.16%	15.49%
Class B7	w/o SC2	-40.14%	16.19%	1.98%
	w/SC4	-42.62%	15.91%
Class C7	w/o SC2	-40.10%	16.23%	1.98%
	w/SC5	-40.60%	16.23%
Class R6,7		-39.80%	16.74%	1.68%
Institutional Service Class[6,7]		-39.52%	17.34%	0.98%
Institutional Class[6,7]		-39.54%	17.38%	0.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on June 29, 2004.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns prior to June 23, 2008 reflect the performance of the Predecessor Fund, the Nationwide Natural Resources Fund. The Aberdeen Natural Resources Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

Annual Report 2008

Aberdeen Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Natural Resources Fund, S&P North American Natural Resources Sector Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	S&P North American Natural Resources Sector Index is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The Natural Resources Fund’s index was the Goldman Sachs Natural Resources Index. Standard & Poor’s acquired the Goldman Sachs Natural Resources Index in February 2007 and recently rebranded the index to its current name.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Natural Resources Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$561.10	$5.34	1.36%
	Hypothetical	[1]	$1,000.00	$1,018.30	$6.92	1.36%
Class B	Actual		$1,000.00	$558.80	$8.19	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.63	$10.64	2.09%
Class C	Actual		$1,000.00	$559.20	$8.19	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.63	$10.64	2.09%
Class R	Actual		$1,000.00	$560.40	$6.28	1.60%
	Hypothetical	[1]	$1,000.00	$1,017.09	$8.14	1.60%
Institutional Service Class	Actual		$1,000.00	$561.90	$4.32	1.10%
	Hypothetical	[1]	$1,000.00	$1,019.61	$5.60	1.10%
Institutional Class	Actual		$1,000.00	$561.80	$4.28	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.66	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Annual Report 2008

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Natural Resources Fund

Asset Allocation
Common Stocks	95.9%
Repurchase Agreement	5.2%
Liabilities in excess of other assets	(1.1%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	57.4%
Energy Equipment & Services	23.3%
Metals & Mining	8.1%
Marine	1.6%
Chemicals	1.3%
Independent Power Producers & Energy Traders	1.1%
Containers & Packaging	1.1%
Machinery	1.0%
Industrial Conglomerates	0.4%
Biotechnology	0.3%
Other	4.4%
100.0%

Top Holdings*
Occidental Petroleum Corp.	8.2%
Transocean, Inc.	6.7%
Devon Energy Corp.	5.7%
Suncor Energy, Inc.	4.1%
Diamond Offshore Drilling, Inc.	4.1%
Range Resources Corp.	3.5%
Exxon Mobil Corp.	3.4%
Schlumberger Ltd.	3.4%
Freeport-McMoRan Copper & Gold, Inc., Class B	3.3%
Williams Cos., Inc.	3.1%
Other	54.5%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

2008 Annual Report

Statement of Investments

October 31, 2008

Aberdeen Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.9%)
AUSTRALIA (1.4%)
Metals & Mining (1.4%)
BHP Billiton Ltd. ADR	26,700	$1,038,096
BAHAMAS (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Teekay Tankers Ltd., Class A	13,849	168,265
BERMUDA (0.2%)
Energy Equipment & Services (0.2%)
Nabors Industries Ltd.*	10,000	143,800
BRAZIL (0.5%)
Food Products (0.1%)
Cosan Ltd., Class A*	7,740	20,743
Metals & Mining (0.4%)
Copanhia Vale do Rio Doce ADR	23,700	310,944
		331,687
CANADA (7.5%)
Industrial Conglomerates (0.4%)
Westport Innovations, Inc.*	76,477	338,793
Metals & Mining (1.4%)
Agnico-Eagle Mines Ltd.	7,000	193,550
Barrick Gold Corp.	25,000	568,000
Yamana Gold, Inc.	56,000	259,280
		1,020,830
Oil, Gas & Consumable Fuels (5.7%)
Cameco Corp.	10,770	174,690
Canadian Natural Resources Ltd.	764	38,597
Gastar Exploration Ltd.*	152,797	91,678
Kodiak Oil & Gas Corp.*	224,485	168,364
NGAS Resources, Inc.*	27,300	85,995
Suncor Energy, Inc.	130,000	3,109,600
Talisman Energy, Inc.	64,773	652,912
		4,321,836
		5,681,459
NETHERLANDS (3.4%)
Energy Equipment & Services (3.4%)
Schlumberger Ltd.	49,900	2,577,335
SPAIN (0.5%) (a)
Independent Power Producers & Energy Traders (0.5%)
Iberdrola Renovables*	125,000	380,238
UNITED KINGDOM (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
BP PLC ADR	272	13,519

	Shares or Principal Amount	Value
UNITED STATES (82.2%)
Airlines (0.0%)
AirTran Holdings, Inc.*	700	$2,863
Biotechnology (0.3%)
Metabolix, Inc.*	20,214	189,405
Chemicals (1.3%)
Flotek Industries, Inc.*	20,641	102,173
Monsanto Co.	10,000	889,800
		991,973
Containers & Packaging (1.1%)
Pactiv Corp.*	36,000	848,160
Electrical Equipment (0.0%)
Composite Technology Corp.*	5,000	1,450
Energy Equipment & Services (19.7%)
Cameron International Corp.*	8,360	202,814
Diamond Offshore Drilling, Inc.	34,600	3,072,480
Dril-Quip, Inc.*	9,000	222,300
FMC Technologies, Inc.*	2,000	69,980
Halliburton Co.	103,251	2,043,337
Hercules Offshore, Inc.*	16,826	122,661
Hornbeck Offshore Services, Inc.*	51,171	1,217,870
National Oilwell Varco, Inc.*	35,915	1,073,499
Noble Corp.	5,129	165,205
Oil States International, Inc.*	2,000	46,260
Particle Drilling Technologies, Inc.*	15,000	2,850
Pioneer Drilling Co.*	14,613	113,105
Pride International, Inc.*	30,928	581,137
Superior Well Services, Inc.*	28	469
T-3 Energy Services, Inc.*	17,363	418,622
TETRA Technologies, Inc.*	11,320	78,787
Tidewater, Inc.	1,960	85,476
Transocean, Inc.*	61,715	5,080,996
Weatherford International Ltd.*	18,200	307,216
		14,905,064
Food Products (0.2%)
Archer-Daniels-Midland Co.	5,070	105,101
Independent Power Producers & Energy Traders (0.6%)
Dynegy, Inc., Class A*	79,457	289,224
NRG Energy, Inc.*	7,824	181,908
		471,132
Machinery (1.0%)
Deere & Co.	20,000	771,200
John Bean Technologies Corp.	432	3,620
		774,820

See accompanying notes to financial statements.

Annual Report 2008

Statement of Investments (concluded)

October 31, 2008

Aberdeen Natural Resources Fund

	Shares or Principal Amount	Value
UNITED STATES (continued)
Marine (1.6%)
Paragon Shipping, Inc., Class A	27,578	$154,437
TBS International Ltd., Class A*	121,135	1,036,915
		1,191,352
Metals & Mining (4.9%)
AM Castle & Co.	13,160	160,157
Century Aluminum Co.*	62,584	786,681
Freeport-McMoRan Copper & Gold, Inc., Class B	84,476	2,458,252
Harsco Corp.	11,500	272,205
Stillwater Mining Co.*	8,507	33,688
		3,710,983
Multi-Utilities (0.0%)
MDU Resources Group, Inc.	1,530	27,861
Oil, Gas & Consumable Fuels (51.5%)
Anadarko Petroleum Corp.	20,200	713,060
Apache Corp.	3,900	321,087
Arch Coal, Inc.	24,500	524,545
Cabot Oil & Gas Corp.	41,630	1,168,554
Carrizo Oil & Gas, Inc.*	9,365	219,047
Chevron Corp.	25,837	1,927,440
ConocoPhillips	26,466	1,376,761
CONSOL Energy, Inc.	20,700	649,773
Denbury Resources, Inc.*	86,151	1,094,979
Devon Energy Corp.	53,063	4,290,674
Energy Transfer Equity LP	13,150	269,575
EOG Resources, Inc.	100	8,092
Evergreen Energy, Inc.*	137,919	49,651
EXCO Resources, Inc.*	1,570	14,428
Exxon Mobil Corp.	35,000	2,594,200
Forest Oil Corp.*	2,800	81,788
GeoMet, Inc.*	86,915	256,399
Hess Corp.	15,700	945,297
K-Sea Transportation Partners LP	8,000	136,080
Marathon Oil Corp.	1,000	29,100
Newfield Exploration Co.*	8,000	183,840
Noble Energy, Inc.	10,635	551,106
Occidental Petroleum Corp.	112,000	6,220,480
Parallel Petroleum Corp.*	44,926	180,153
Peabody Energy Corp.	24,000	828,240
Penn Virginia Corp.	6,257	232,573
PetroHawk Energy Corp.*	117,509	2,226,796
Petroquest Energy, Inc.*	11,391	113,341
Pioneer Natural Resources Co.	10,748	299,117
Plains Exploration & Production Co.*	10,369	292,406
Quest Resource Corp.*	18,667	7,934
Quicksilver Resources, Inc.*	15,430	161,552
RAM Energy Resources, Inc.*	91,154	112,119
Range Resources Corp.	61,900	2,613,418

	Shares or Principal Amount	Value
UNITED STATES (continued)
Rex Energy Corp.*	46,377	$314,436
SandRidge Energy, Inc.*	29,455	315,169
Southwestern Energy Co.*	3,936	140,200
St. Mary Land & Exploration Co.	17,138	426,565
Targa Resources Partners LP	12,800	202,112
Tesoro Corp.	25,800	249,486
Valero Energy Corp.	15,385	316,623
Vantage Drilling Co.*	193,312	328,630
VeraSun Energy Corp.*	25	12
Whiting Petroleum Corp.*	25,809	1,341,810
Williams Cos., Inc.	112,252	2,353,925
Williams Partners LP	46,110	973,382
XTO Energy, Inc.	34,436	1,237,974
		38,893,929
Paper & Forest Products (0.0%)
International Paper Co.	400	6,888
		62,120,981
Total Common Stocks		72,455,380
REPURCHASE AGREEMENT (5.2%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $3,971,172, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $4,050,585	$3,971,161	3,971,161
Total Repurchase Agreements		3,971,161
Total Investments (Cost $124,416,360) (b)—101.1%		76,426,541

Liabilities in excess of other assets—(1.1)%		(860,043)
Net Assets—100.0%		$75,566,498

*	Non-income producing security.
(a)	Fair Valued Security.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

2008 Annual Report

Aberdeen Select Equity Fund (Unaudited)

The Aberdeen Select Equity Fund returned –40.67% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –36.10% return of its benchmark, the S&P 500 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 799 funds) was –38.35% for the period.

U.S. equity markets fell sharply during the period. Consumer staples and healthcare were the top-performing sectors, given their defensive profiles, while financials was the weakest performer. Credit markets contracted, causing the failure of several major investment banks. Along the way, the U.S. government made explicit its guarantee behind troubled federal mortgage agencies Freddie Mac and Fannie Mae, providing billions of dollars in credit to keep markets liquid.

Positions in information technology (IT) and financials hindered Fund performance most notably during the period. The primary detractor in IT was Research in Motion Ltd. The company grew substantially and gained market share. However, delivery delays of new products and increased marketing promotions tied to the company’s smart phones created a negative revision to its analysts’ estimates of forward earnings. Our position in Fifth Third Bancorp, a diversified financial services company, was a negative contributor in the financials sector. The shares declined as the company was adversely affected by the ongoing credit crunch and by its exposure to the troubled economic environment in Ohio, its home state. An overweight in IT and an underweight in healthcare also had a negative impact on the Fund’s performance versus its benchmark for the period.

The Fund’s relative return benefited most notably from an underweight allocation to financials, an overweight in consumer staples, and stock selection in the energy and utilities sectors. Fund results also were enhanced by individual positions in Occidental Petroleum Corp., an oil and gas exploration and production company that has experienced slow, steady growth in a turbulent market, and Southern Co., an electric utility that has maintained dividend payments to shareholders.

During the reporting period, we moved the portfolio from an underweight to an overweight in financials, as we believe there are opportunities in the sector following the crisis in the credit markets. We also significantly increased the weightings in healthcare and energy, and considerably reduced the exposure to IT.

At the end of the period, the Fund’s largest overweight allocations relative to its benchmark were in financials and industrials. The portfolio was most underweight in energy, consumer discretionary and IT, and had no exposure to the telecommunication services and utilities sectors.

The world remains stunned by the state of economic paralysis that the financial debacle has brought about. There has been unprecedented policy action by regulators and authorities. Aid to beleaguered banks has totalled hundreds of billions of dollars. The global economy will survive, but pain may be heightened in the near term. U.S. companies historically have been more agile in managing through difficult periods; however, the lower spending rate of U.S. consumers worried about job losses and home values remains an unknown variable. Even against this dismal backdrop, there are a number of stocks with attractive valuations, and we continue to look for those investments among U.S. companies for our shareholders.

Portfolio Management:

Shahreza Yusof, Paul Atkinson, Stuart Quint, Jason Kotik, CFA®, Michael J. Manzo, CFA®, and Ralph Bassett

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund may hold larger positions in fewer securities (is less diversified) than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Select Equity Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A9	w/o SC2	-40.67%	0.85%	2.47%	1.58%	1.52%
	w/SC3	-44.10%	-0.34%	1.58%
Class B9	w/o SC2	-41.07%	0.17%	1.75%	2.26%	2.20%
	w/SC4	-43.68%	-0.10%	1.75%
Class C9	w/o SC2	-41.06%	0.17%	1.75%	2.26%	2.20%
	w/SC5	-41.58%	0.17%	1.75%
Class R6,7		-40.75%	0.65%	2.12%	1.96%	1.90%
Institutional Service Class[6,9]		-40.45%	1.03%	2.64%	1.30%	1.24%
Institutional Class[6,8]		-40.46%	1.13%	2.71%	1.26%	1.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on December 28, 2001.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Leaders Fund, from the creation of Class R shares, October 1, 2003 to June 23, 2008. Returns prior to October 1, 2003 incorporate the performance of Class B of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Select Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
8	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Leaders Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Select Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
9	Returns prior to June 23, 2008 reflect the performance of the Predecessor Fund, the Nationwide Leaders Fund. The Aberdeen Select Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

Aberdeen Select Equity Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select Equity Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Select Equity Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$630.00	$5.61	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.25	$6.97	1.37%
Class B	Actual		$1,000.00	$627.90	$8.51	2.08%
	Hypothetical	[1]	$1,000.00	$1,014.68	$10.59	2.08%
Class C	Actual		$1,000.00	$627.60	$8.51	2.08%
	Hypothetical	[1]	$1,000.00	$1,014.68	$10.59	2.08%
Class R	Actual		$1,000.00	$629.70	$6.68	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.94	$8.30	1.63%
Institutional Service Class	Actual		$1,000.00	$630.90	$4.55	1.11%
	Hypothetical	[1]	$1,000.00	$1,019.56	$5.65	1.11%
Institutional Class	Actual		$1,000.00	$631.10	$4.47	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.66	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Select Equity Fund

Asset Allocation
Common Stocks	93.9%
Repurchase Agreement	9.9%
Liabilities in excess of other assets	(3.8%	)
	100.0%

Top Industries
Pharmaceuticals	7.6%
Insurance	7.0%
Health Care Providers & Services	7.0%
Information Technology Services	6.7%
Capital Markets	5.7%
Commercial Banks	5.5%
Oil, Gas & Consumable Fuels	5.4%
Tobacco	4.5%
Household Products	3.9%
Transportation Infrastructure	3.9%
Other	42.8%
100.0%

Top Holdings*
Philip Morris International, Inc.	4.5%
Johnson & Johnson	4.2%
Procter & Gamble Co.	3.9%
Canadian National Railway Co.	3.9%
3M Co.	3.9%
Kraft Foods, Inc., Class A	3.7%
Cisco Systems, Inc.	3.7%
Quest Diagnostics, Inc.	3.7%
Microsoft Corp.	3.6%
TJX Cos., Inc.	3.6%
Other	61.1%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Select Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.9%)
Aerospace & Defense (2.9%)
United Technologies Corp.	7,500	$412,200
Capital Markets (5.7%)
Goldman Sachs Group, Inc. (The)	3,900	360,750
State Street Corp.	10,500	455,175
		815,925
Chemicals (3.5%)
Dow Chemical Co. (The)	19,100	509,397
Commercial Banks (5.5%)
Wells Fargo & Co.	10,000	340,500
Zions Bancorp	11,800	449,698
		790,198
Communications Equipment (3.7%)
Cisco Systems, Inc.*	29,800	529,546
Construction & Engineering (2.6%)
Toll Brothers, Inc.*	15,900	367,608
Consumer Finance (2.8%)
Capital One Financial Corp.	10,192	398,711
Energy Equipment & Services (2.9%)
Schlumberger Ltd.	8,000	413,200
Food Products (3.7%)
Kraft Foods, Inc., Class A	18,200	530,348
Health Care Providers & Services (7.0%)
Aetna, Inc.	19,100	475,017
Quest Diagnostics, Inc.	11,300	528,840
		1,003,857
Household Products (3.9%)
Procter & Gamble Co.	8,800	567,952
Industrial Conglomerates (3.9%)
3M Co.	8,700	559,410
Information Technology Services (6.7%)
Alliance Data Systems Corp.*	9,400	471,504
Cognizant Technology Solutions Corp., Class A*	25,800	495,360
		966,864
Insurance (7.0%)
Aflac, Inc.	8,850	391,878
Assurant, Inc.	7,820	199,254
Reinsurance Group of America, Inc., Class B*	11,300	418,552
		1,009,684

	Shares or Principal Amount	Value
Machinery (3.5%)
Deere & Co.	12,893	$497,154
Oil, Gas & Consumable Fuels (5.4%)
EOG Resources, Inc.	5,600	453,152
Hess Corp.	5,300	319,113
		772,265
Pharmaceuticals (7.6%)
Johnson & Johnson	9,900	607,266
Pfizer, Inc.	27,700	490,567
		1,097,833
Software (3.6%)
Microsoft Corp.	23,400	522,522
Specialty Retail (3.6%)
TJX Cos., Inc.	19,500	521,820
Tobacco (4.5%)
Philip Morris International, Inc.	14,800	643,356
Transportation Infrastructure (3.9%)
Canadian National Railway Co.	13,100	566,706
Total Common Stocks		13,496,556
REPURCHASE AGREEMENT (9.9%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $1,420,628, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $1,449,037	$1,420,624	1,420,624
Total Repurchase Agreements		1,420,624
Total Investments (Cost $17,590,315) (a)—103.8%		14,917,180

Liabilities in excess of other assets—(3.8)%		(540,390)
Net Assets—100.0%		$14,376,790

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Annual Report

Aberdeen Select Growth Fund (Unaudited)

The Fund returned –38.63% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –36.10% and -36.95% returns of its benchmarks, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 502 funds) was –40.47% for the period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

Positions in the information technology (IT) and consumer discretionary sectors hampered Fund performance. Research in Motion, a communications equipment company, hindered Fund results in IT. The company grew substantially and gained market share. However, delivery delays of new products and increased marketing promotions tied to the company’s smart phones resulted in a negative revision to its analysts’ estimates of forward earnings. GameStop Corp., a video game retailer, was a detractor in the consumer discretionary sector, as sales of video games did not meet consensus expectations late in the annual period. We have liquidated the holding in Research in Motion, and maintain a smaller position in GameStop. Additionally, Fund results were hindered by an overweight allocation to IT and an underweight position in the energy sector.

Fund performance benefited from stock selection in healthcare, and security selection in materials. Gilead Sciences, a biotechnology firm, aided Fund results in healthcare. The company experienced periods of growth amid a slowing economic environment. Monsanto, a chemicals manufacturer, enhanced Fund performance in the materials sector. Monsanto has continued to outperform versus its competitors in earnings per share, cash flow, and market share gains. An underweight allocation to the financials sector and an overweight in healthcare also benefited the performance relative to the benchmark.

During the reporting period, we significantly reduced the Fund’s exposure to energy, and moved the portfolio from an underweight to an overweight in healthcare.

At the end of the period, the Fund’s largest overweight versus its benchmark was in healthcare, and it was most underweight in financials, industrials and consumer staples.

The economic picture has rarely been so problematic. As stock prices and investor expectations for growth drop daily, we have become more positive for stocks in the long term. After what we feel will be a terrible fourth quarter for earnings, we believe that the economic environment will improve as the full impact of the U.S. government’s intervention in the financial markets provides much-needed liquidity. We anticipate that, following this economic consolidation phase, we will find shares of several companies that will gain market share rapidly and profitably.

Portfolio Management:

Christopher Baggini, CFA®, Douglas Burtnick, CFA®, and Jason Kotik, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund may hold larger positions in fewer securities (is less diversified) than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Select Growth Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Expense Ratio*
Class A10	w/o SC2	-38.63%	-0.44%	-2.03%	1.43%
	w/SC3	-42.14%	-1.61%	-2.73%
Class B10	w/o SC2	-39.10%	-1.13%	-2.71%	2.14%
	w/SC4	-41.68%	-1.45%	-2.71%
Class C7	w/o SC2	-39.18%	-1.15%	-2.65%	2.14%
	w/SC5	-39.69%	-1.15%	-2.65%
Class R6,8		-38.83%	-0.67%	-2.43%	1.84%
Institutional Service Class[6,10]		-38.50%	-0.27%	-1.81%	1.21%
Institutional Class[6,9]		-38.56%	-0.20%	-1.77%	1.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on June 30, 2000.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide U.S. Growth Leaders Fund, from the creation of Class C shares, March 1, 2001 to June 23, 2008. Returns prior to March 1, 2001 incorporate the performance of Class B of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Class C would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. The Aberdeen Select Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies except the Aberdeen Fund is not required to invest 25% or more of its net assets in software and related technology industries. Class C performance has been adjusted to reflect applicable sales charges. Please consult the Fund’s prospectus for more detail.
8	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide U.S. Growth Leaders Fund, from the creation of Class R shares, October 1, 2003 to June 23, 2008. Returns prior to October 1, 2003 incorporate the performance of Class B of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class. The Aberdeen Select Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies except the Aberdeen Fund is not required to invest 25% or more of its net assets in software and related technology industries. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
9	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide U.S. Growth Leaders Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Select Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies except the Aberdeen Fund is not required to invest 25% or more of its net assets in software and related technology industries. Returns for Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
10	Returns prior to June 23, 2008 reflect the performance of the Predecessor Fund, the Nationwide U.S. Growth Leaders Fund. The Aberdeen Select Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies except the Aberdeen Fund is not required to invest 25% or more of its net assets in software and related technology industries. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

Aberdeen Select Growth Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select Growth Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Select Growth Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$683.20	$6.47	1.53%
	Hypothetical	[1]	$1,000.00	$1,017.44	$7.79	1.53%
Class B	Actual		$1,000.00	$679.80	$9.29	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.08	$11.20	2.20%
Class C	Actual		$1,000.00	$679.70	$9.29	2.20%
	Hypothetical	[1]	$1,000.00	$1,014.08	$11.20	2.20%
Class R	Actual		$1,000.00	$681.60	$7.19	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.59	$8.65	1.70%
Institutional Service Class	Actual		$1,000.00	$683.80	$5.12	1.21%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.16	1.21%
Institutional Class	Actual		$1,000.00	$683.40	$5.12	1.21%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.16	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Select Growth Fund

Asset Allocation
Common Stocks	99.2%
Repurchase Agreement	0.5%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries
Software	10.3%
Food & Staples Retailing	8.3%
Health Care Equipment & Supplies	7.2%
Pharmaceuticals	6.7%
Computers & Peripherals	6.7%
Communications Equipment	6.3%
Hotels, Restaurants & Leisure	6.2%
Biotechnology	5.0%
Energy Equipment & Services	3.6%
Internet Software & Services	3.4%
Other	36.3%
100.0%

Top Holdings*
Gilead Sciences, Inc.	5.0%
Wal-Mart Stores, Inc.	4.4%
Oracle Corp.	4.3%
St. Jude Medical, Inc.	3.9%
CVS Caremark Corp.	3.9%
Bristol-Myers Squibb Co.	3.7%
Apple, Inc.	3.6%
Transocean, Inc.	3.6%
McDonald’s Corp.	3.5%
Google, Inc., Class A	3.4%
Other	60.7%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Select Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.2%)
Aerospace & Defense (3.1%)
Raytheon Co.	39,400	$2,013,734
Beverages (2.7%)
PepsiCo, Inc.	30,440	1,735,384
Biotechnology (5.0%)
Gilead Sciences, Inc.*	70,210	3,219,129
Capital Markets (2.7%)
Charles Schwab Corp. (The)	91,200	1,743,744
Chemicals (1.9%)
Monsanto Co.	14,070	1,251,949
Communications Equipment (6.3%)
Juniper Networks, Inc.*	103,750	1,944,275
QUALCOMM, Inc.	55,950	2,140,647
		4,084,922
Computers & Peripherals (6.7%)
Apple, Inc.*	21,700	2,334,703
EMC Corp.*	169,900	2,001,422
		4,336,125
Construction & Engineering (1.8%)
Quanta Services, Inc.*	59,250	1,170,780
Consumer Finance (2.1%)
Visa, Inc., Class A	24,600	1,361,610
Diversified Financial Services (3.4%)
JPMorgan Chase & Co.	53,250	2,196,563
Energy Equipment & Services (3.6%)
Transocean, Inc.*	28,238	2,324,835
Food & Staples Retailing (8.3%)
CVS Caremark Corp.	81,750	2,505,638
Wal-Mart Stores, Inc.	51,740	2,887,609
		5,393,247
Health Care Equipment & Supplies (7.2%)
Baxter International, Inc.	34,680	2,097,793
St. Jude Medical, Inc.*	67,000	2,548,010
		4,645,803
Health Care Providers & Services (1.9%)
Aetna, Inc.	50,800	1,263,396
Hotels, Restaurants & Leisure (6.2%)
Darden Restaurants, Inc.	78,150	1,732,586
McDonald’s Corp.	39,240	2,273,173
		4,005,759

	Shares or Principal Amount	Value
Information Technology Services (2.3%)
Cognizant Technology Solutions Corp., Class A*	78,950	$1,515,840
Internet Software & Services (3.4%)
Google, Inc., Class A*	6,140	2,206,470
Oil, Gas & Consumable Fuels (3.4%)
EOG Resources, Inc.	26,860	2,173,511
Pharmaceuticals (6.7%)
Abbott Laboratories	36,000	1,985,400
Bristol-Myers Squibb Co.	115,300	2,369,415
		4,354,815
Semiconductors & Semiconductor Equipment (2.2%)
Marvell Technology Group Ltd.*	208,900	1,453,944
Software (10.3%)
Adobe Systems, Inc.*	48,800	1,300,032
Citrix Systems, Inc.*	39,300	1,012,761
Oracle Corp.*	152,050	2,780,994
Symantec Corp.*	126,100	1,586,338
		6,680,125
Specialty Retail (3.1%)
GameStop Corp., Class A*	72,280	1,979,749
Textiles, Apparel & Luxury Goods (2.8%)
Coach, Inc.*	86,600	1,783,960
Transportation Infrastructure (2.1%)
Canadian National Railway Co.	31,800	1,375,668
Total Common Stocks		64,271,062
REPURCHASE AGREEMENT (0.5%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $354,522, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $361,611	$354,521	354,521
Total Repurchase Agreements		354,521
Total Investments (Cost $76,397,291) (a)—99.7%		64,625,583

Other assets in excess of liabilities—0.3%		173,157
Net Assets—100.0%		$64,798,740

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Annual Report

Aberdeen Select Mid Cap Growth Fund (Unaudited)

The Aberdeen Select Mid Cap Growth Fund returned –39.62% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –42.65% return of its benchmark, the Russell Midcap Growth Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 611 funds) was –42.43% for the period.

Stocks declined sharply during the period as the excessive use of debt and leverage in the mortgage market, capital markets and hedge fund community threw the global economy into recessionary conditions. The escalation of commodity prices through early summer of 2008 also contributed to a slowdown in consumer spending and significantly higher input costs for manufactured goods. The financial collapse of several large U.S. financial firms led to a global freeze in lending during September and early October.

Security selection in healthcare and consumer discretionary sectors provided the most positive relative returns for the period. The primary contributors in healthcare included Gilead Sciences Inc. and Genzyme Corp. The companies experienced periods of growth amid a slowing economic environment. Within the consumer discretionary sector, the holding in video game manufacturer Activision Blizzard Inc. enhanced Fund results. The company’s second-quarter earnings nearly doubled from the same period in 2007 on strong video game sales.

The Fund’s performance versus its benchmark was hindered by stock selection in the financials and information technology (IT) sectors. In financials, the position in Assurant Inc., a specialty insurer, hampered Fund results as investors perceived that growth had stalled in the company’s unit that provides insurance to the banks assuming foreclosed properties. Symantec Corp., a provider of security software, detracted from Fund results in IT, as the company’s earnings were adversely affected by the stronger U.S. dollar and some weakness among its larger customers.

The reduction in the Fund’s exposure to industrials and basic materials during the period resulted primarily from the decline in commodity prices and the rise in the U.S. dollar. As the financial crisis spread to the rest of the world, management reduced the exposure to companies that benefited from growth outside the domestic economy. Proceeds from the sales of these stocks were reinvested in shares of consumer staples and financial companies, which bear little or no risk in relation to the strengthening U.S. dollar or declining commodity prices.

At the end of the period, the Fund was overweight versus the benchmark in healthcare, financials and consumer staples, and had a substantial underweight in industrials. Management believes that the healthcare sector should experience growth amid an aging and growing world population.

Fund management anticipates a soft economic environment into late spring of 2009, and believes that the last substantial cut to anticipated earnings may occur by early March. A decline in mortgage rates in the U.S. could very well set the stage for early-cycle stocks, notably retailers and restaurants. If this improvement in credit conditions occurs, management will look to increase the portfolio’s exposure to reflect a recovery, albeit subdued. The continued decline in commodity prices also would support a move in this direction.

Portfolio Management:

Security Investors, LLC, subadviser: Joseph C. O’Connor

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund may hold larger positions in fewer securities (is less diversified) than other similar funds. Less diversified funds have greater risk than more diversified funds.

Equity stocks of mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Select Mid Cap Growth Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	10 Yr.	Expense Ratio*
Class A11	w/o SC1	-39.62%	-0.23%	-2.58%	1.40%
	w/SC1[2]	-43.10%	-1.41%	-3.15%
Class B11	w/o SC1	-40.04%	-0.90%	-3.41%	2.13%
	w/SC3	-43.03%	-1.30%	-3.41%
Class C7,9	w/o SC1	-40.01%	-0.90%	-3.08%	2.13%
	w/SC4	-40.61%	-0.90%	-3.08%
Class D11	w/o SC1	-39.36%	0.12%	-2.23%	1.13%
	w/SC5	-42.10%	-0.80%	-2.68%
Class R6,8		-39.79%	-0.42%	-2.49%	1.83%
Institutional Class[6,10]		-39.40%	0.09%	-2.24%	1.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	These returns do not reflect the effects of sales charges.
2	A 5.75% front-end sales charge was deducted.
3	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	A 4.50% front-end sales charge was deducted.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Mid Cap Growth Leaders Fund, from the creation of Class C shares, March 1, 2001 to June 23, 2008. Returns prior to March 1, 2001 incorporate the performance of Class D of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Select Mid Cap Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Class C performance has been adjusted to reflect applicable sales charges. Please consult the Fund’s prospectus for more detail.
8	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Mid Cap Growth Leaders Fund, from the creation of Class R shares, December 30, 2003 to June 23, 2008. Returns prior to December 30, 2003 incorporate the performance of Class D of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Select Mid Cap Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
9	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
10	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Mid Cap Growth Leaders Fund, from the creation of Institutional Class shares, September 28, 2004 to June 23, 2008. Returns prior to September 28, 2004 incorporate the performance of Class D of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Select Mid Cap Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
11	Returns prior to June 23, 2008 reflect the performance of the Predecessor Fund, the Nationwide Mid Cap Growth Leaders Fund. The Aberdeen Select Mid Cap Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

Aberdeen Select Mid Cap Growth Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Select Mid Cap Growth, the Russell Midcap Growth Index (Russell Midcap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth is an unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Select Mid Cap Growth Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$652.50	$6.36	1.53%
	Hypothetical	[1]	$1,000.00	$1,017.44	$7.79	1.53%
Class B	Actual		$1,000.00	$650.00	$9.21	2.22%
	Hypothetical	[1]	$1,000.00	$1,013.98	$11.30	2.22%
Class C	Actual		$1,000.00	$650.20	$9.21	2.22%
	Hypothetical	[1]	$1,000.00	$1,013.98	$11.30	2.22%
Class D	Actual		$1,000.00	$654.20	$5.07	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.21	1.22%
Class R	Actual		$1,000.00	$651.40	$7.26	1.75%
	Hypothetical	[1]	$1,000.00	$1,016.34	$8.91	1.75%
Institutional Class	Actual		$1,000.00	$653.40	$5.07	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.21	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Select Mid Cap Growth Fund

Asset Allocation
Common Stocks	92.4%
Repurchase Agreement	6.7%
Other	0.9%
100.0%

Top Industries
Hotels, Restaurants & Leisure	12.9%
Biotechnology	9.5%
Software	8.7%
Chemicals	7.9%
Information Technology Services	6.1%
Food & Staples Retailing	5.8%
Semiconductors & Semiconductor Equipment	5.2%
Road & Rail	4.7%
Pharmaceuticals	4.4%
Energy Equipment & Services	4.2%
Other	30.6%
100.0%

Top Holdings*
Genzyme Corp.	5.5%
Union Pacific Corp.	4.7%
Activision Blizzard, Inc.	4.6%
Teva Pharmaceutical Industries Ltd. ADR	4.4%
Gilead Sciences, Inc.	4.0%
Thermo Fisher Scientific, Inc.	3.5%
Cognizant Technology Solutions Corp., Class A	3.5%
Goodrich Corp.	3.2%
WMS Industries, Inc.	3.1%
Kellogg Co.	3.0%
Other	60.5%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Select Mid Cap Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.4%)
Aerospace & Defense (3.2%)
Goodrich Corp.	20,605	$753,319
Biotechnology (9.5%)
Genzyme Corp.*	17,585	1,281,595
Gilead Sciences, Inc.*	20,189	925,665
		2,207,260
Capital Markets (1.7%)
T. Rowe Price Group, Inc.	10,008	395,716
Chemicals (7.9%)
Agrium, Inc.	15,942	605,477
Airgas, Inc.	11,565	443,634
Mosaic Co. (The)	7,600	299,516
Praxair, Inc.	7,434	484,325
		1,832,952
Commercial Banks (2.1%)
BB&T Corp.	13,300	476,805
Communications Equipment (0.0%)
Nortel Networks Corp. ADR — CA*	47	58
Electrical Equipment (1.6%)
Ametek, Inc.	11,214	372,866
Electronic Equipment & Instruments (1.6%)
Tyco Electronics Ltd.	19,024	369,827
Energy Equipment & Services (4.2%)
National Oilwell Varco, Inc.*	14,440	431,611
Weatherford International Ltd.*	32,510	548,769
		980,380
Food & Staples Retailing (5.8%)
Kellogg Co.	13,735	692,519
Kroger Co. (The)	23,640	649,154
		1,341,673
Hotels, Restaurants & Leisure (12.9%)
Burger King Holdings, Inc.	18,420	366,189
Darden Restaurants, Inc.	26,245	581,852
Life Time Fitness*	15,743	299,747
Marriott International, Inc., Class A	18,627	388,745
Penn National Gaming, Inc.*	33,580	646,751
WMS Industries, Inc.*	28,315	707,875
		2,991,159
Information Technology Services (6.1%)
Alliance Data Systems Corp.*	12,225	613,206
Cognizant Technology Solutions Corp., Class A*	41,735	801,312
		1,414,518

	Shares or Principal Amount	Value
Insurance (3.9%)
Assurant, Inc.	16,325	$415,961
HCC Insurance Holdings, Inc.	22,465	495,578
		911,539
Life Sciences Tools & Services (3.5%)
Thermo Fisher Scientific, Inc.*	19,811	804,327
Metals & Mining (1.1%)
Nucor Corp.	6,215	251,770
Oil, Gas & Consumable Fuels (2.1%)
Williams Cos., Inc.	23,301	488,622
Pharmaceuticals (4.4%)
Teva Pharmaceutical Industries Ltd. ADR — IL	23,625	1,013,040
Road & Rail (4.7%)
Union Pacific Corp.	16,439	1,097,632
Semiconductors & Semiconductor Equipment (5.2%)
Fairchild Semiconductor International, Inc.*	38,010	215,897
Memc Electronic Materials, Inc.*	18,703	343,761
National Semiconductor Corp.	29,190	384,432
ON Semiconductor Corp.*	50,375	257,416
		1,201,506
Software (8.7%)
Activision Blizzard, Inc.*	85,448	1,064,682
Amdocs Ltd.*	20,300	457,968
Symantec Corp.*	39,040	491,123
		2,013,773
Textiles, Apparel & Luxury Goods (2.2%)
Phillips-Van Heusen Corp.	20,364	499,122
Total Common Stocks		21,417,864
REPURCHASE AGREEMENT (6.7%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $1,548,571, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $1,579,538	$1,548,567	1,548,567
Total Repurchase Agreements		1,548,567
Total Investments (Cost $30,146,826) (a)—99.1%		22,966,431

Other assets in excess of liabilities—0.9%		207,404
Net Assets—100.0%		$23,173,835

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (concluded)

October 31, 2008

Aberdeen Select Mid Cap Growth Fund

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt
CA	Canada
IL	Israel

See accompanying notes to financial statements.

Annual Report 2008

Aberdeen Select Small Cap Fund (Unaudited)

The Aberdeen Select Small Cap Fund returned –47.12% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –34.16% return of its benchmark, the Russell 2000 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 779 funds) was –36.97% for the period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets. Additionally, several well-known financial institutions suffered heavy losses in their portfolios of mortgage- and asset-backed securities, resulting in a number of notable bank failures.

Fund performance was hindered mainly by security selection in information technology (IT) and energy; the absence of exposure to utilities, the top-performing sector within the Russell 2000 Index; and an underweight in financials. Powerwave Technologies Inc., a wireless telecommunications equipment company, was the primary detractor in IT. The stock fell after the company cited a greater-than-expected decrease in the demand for its products. Within the energy sector, the position in ATP Oil and Gas Corp., an oil and gas exploration and production company, was a negative contributor to Fund results. ATP’s stock declined primarily because the company carries a high debt load in a poor credit market.

Positive contributors to Fund performance for the period included the holding in National Penn Bancshares, a commercial bank. National Penn Bancshares has achieved above-average profitability, and has the financial capacity to acquire other commercial banks and to raise its dividend. The position in Rock-Tenn Co., a containers and packaging manufacturer that has benefited from its acquisition of Southern Container Corp., contributed to the outperformance in the materials sector. Overall stock selection in the consumer discretionary sector and an overweight in consumer staples also had a positive impact on the Fund’s performance relative to its benchmark.

During the period, the management team significantly increased the portfolio’s exposure to the industrials sector from an underweight to a substantial overweight relative to the benchmark. Fund management also liquidated the allocation to energy.

At the end of the period, the Fund’s largest overweight positions relative to the benchmark were in industrials, consumer staples and information technology. The most notable underweights included healthcare and financials.

The past 12 months will likely go down in the market annals as one of the most tumultuous periods in history. The impact of the credit crisis has permanently changed the composition of the financial marketplace. In the Fund management team’s view, however, the long-term historical track record of equities, especially small-cap stocks, bodes well for the future. Management believes that the key to success is adhering to a rigorous, disciplined investment approach which seeks to identify high-quality companies with solid fundamentals.

Portfolio Management:

Value Sleeve: Paul Atkinson, Ralph Bassett, Jason Kotik, CFA®, Michael J. Manzo, CFA®, Stuart Quint and Shahreza Yusof

Growth Sleeve: NorthPointe Capital, LLC, subadviser: Karl Knas, CPA, and Carl Wilk, CFP®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund may hold larger positions in fewer securities (is less diversified) than other similar funds. Less diversified funds have greater risk than more diversified funds.

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may purchase securities in initial public offerings, which are often subject to greater and more unpredictable price changes than established stocks.

Please read the prospectus for more detailed information regarding these risks.

2008 Annual Report

Aberdeen Select Small Cap Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Expense Ratio*
Class A7	w/o SC2	-47.12%	-7.19%	1.52%
	w/SC3	-50.23%	-8.61%
Class B7	w/o SC2	-47.56%	-7.90%	2.26%
	w/SC4	-49.87%	-8.45%
Class C7	w/o SC2	-47.52%	-7.87%	2.26%
	w/SC5	-48.08%	-7.87%
Class R6,7		-47.29%	-7.49%	1.96%
Institutional Service Class[6,7]		-47.03%	-7.06%	1.41%
Institutional Class[6,7]		-47.00%	-6.95%	1.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008.
1	Fund commenced operations on December 29, 2004.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Small Cap Leaders Fund from December 29, 2004 to June 23, 2008. The Aberdeen Select Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

Annual Report 2008

Aberdeen Select Small Cap Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select Small Cap Fund, Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Index is an unmanaged index that measures the performance of small capitalization U.S. stocks.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Select Small Cap Fund		Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$630.70	$5.45	1.33%
	Hypothetical[1]	$1,000.00	$1,018.45	$6.77	1.33%
Class B	Actual	$1,000.00	$627.90	$8.27	2.02%
	Hypothetical[1]	$1,000.00	$1,014.98	$10.28	2.02%
Class C	Actual	$1,000.00	$628.30	$8.27	2.02%
	Hypothetical[1]	$1,000.00	$1,014.98	$10.28	2.02%
Class R	Actual	$1,000.00	$629.50	$6.31	1.54%
	Hypothetical[1]	$1,000.00	$1,017.39	$7.84	1.54%
Institutional Service Class	Actual	$1,000.00	$630.90	$4.18	1.02%
	Hypothetical[1]	$1,000.00	$1,020.01	$5.19	1.02%
Institutional Class	Actual	$1,000.00	$631.30	$4.22	1.03%
	Hypothetical[1]	$1,000.00	$1,019.96	$5.24	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Annual Report 2008

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Select Small Cap Fund

Asset Allocation
Common Stocks	98.1%
Repurchase Agreement	3.1%
Liabilities in excess of other assets	(1.2%	)
	100.0%

Top Industries
Aerospace & Defense	8.7%
Commercial Banks	8.3%
Personal Products	5.8%
Internet Software & Services	5.8%
Machinery	5.2%
Road & Rail	4.3%
Media	4.3%
Semiconductors & Semiconductor Equipment	4.1%
Insurance	4.0%
Information Technology Services	3.8%
Other	45.7%
100.0%

Top Holdings*
Chattem, Inc.	4.1%
Celadon Group, Inc.	3.5%
AAR Corp.	3.2%
National Penn Bancshares, Inc.	2.8%
First Busey Corp.	2.6%
Iconix Brand Group, Inc.	2.6%
Kimball International, Inc., Class B	2.5%
DG Fastchannel, Inc.	2.3%
Jarden Corp.	2.3%
Bankrate, Inc.	2.2%
Other	71.9%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

2008 Annual Report

Statement of Investments

October 31, 2008

Aberdeen Select Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.1%)
Aerospace & Defense (8.7%)
AAR Corp.*	32,800	$524,472
Ducommun, Inc.	15,300	308,907
Goodrich Corp.	7,700	281,512
Triumph Group, Inc.	7,600	333,336
		1,448,227
Beverages (1.7%)
Central European Distribution Corp.*	10,000	287,900
Chemicals (1.3%)
Penford Corp.	17,135	220,527
Commercial Banks (8.3%)
BOK Financial Corp.	5,101	244,032
First Commonwealth Financial Corp.	6,910	76,425
First Midwest Bancorp, Inc.	13,790	306,276
Fulton Financial Corp.	11,500	120,750
National Penn Bancshares, Inc.	27,408	464,291
Trustmark Corp.	8,005	164,262
		1,376,036
Commercial Services & Supplies (2.5%)
Kimball International, Inc., Class B	56,500	420,925
Communications Equipment (0.7%)
Powerwave Technologies, Inc.*	113,900	108,205
Construction & Engineering (1.0%)
Toll Brothers, Inc.*	7,100	164,152
Consumer Finance (1.4%)
World Acceptance Corp.*	12,195	225,364
Containers & Packaging (1.0%)
Rock-Tenn Co., Class A	5,361	163,028
Diversified Financial Services (1.7%)
Medallion Financial Corp.	33,900	274,251
Electrical Equipment (1.2%)
EnPro Industries, Inc.*	9,327	207,153
Electronic Equipment & Instruments (2.3%)
Harman International Industries, Inc.	6,800	124,916
TTM Technologies, Inc.*	37,000	264,920
		389,836
Food & Staples Retailing (2.0%)
BJ’s Wholesale Club, Inc.*	9,280	326,656
Health Care Equipment & Supplies (2.9%)
Bruker Corp.*	60,100	245,809
Inverness Medical Innovations, Inc.*	12,100	231,715
		477,524

	Shares or Principal Amount	Value
Health Care Providers & Services (1.5%)
Medicines Co. (The)*	14,700	$256,221
Hotels, Restaurants & Leisure (3.0%)
Ruby Tuesday, Inc.*	55,670	134,165
Scientific Games Corp., Class A*	20,000	360,000
		494,165
Household Durables (2.3%)
Jarden Corp.*	21,000	373,800
Information Technology Services (3.8%)
CACI International, Inc., Class A*	2,816	115,963
PC Mall, Inc.*	63,512	284,534
Perot Systems Corp., Class A*	16,300	234,557
		635,054
Insurance (4.0%)
Aspen Insurance Holdings Ltd.	9,100	208,936
HCC Insurance Holdings, Inc.	8,000	176,480
Reinsurance Group of America, Inc., Class A	2,240	83,642
Reinsurance Group of America, Inc., Class B*	5,100	188,904
		657,962
Internet Software & Services (5.8%)
Bankrate, Inc.*	11,300	371,883
Interwoven, Inc.*	25,100	316,511
j2 Global Communications, Inc.*	16,800	270,816
		959,210
Machinery (5.2%)
Barnes Group, Inc.	12,900	187,179
Flow International Corp.*	70,000	268,800
Hardinge, Inc.	28,281	197,119
Titan Machinery, Inc.*	17,200	212,936
		866,034
Marine (1.8%)
Horizon Lines, Inc., Class A	49,487	232,094
TBS International Ltd., Class A*	8,413	72,015
		304,109
Media (4.3%)
DG Fastchannel, Inc.*	21,700	384,307
Regal Entertainment Group, Class A	25,200	323,568
		707,875
Metals & Mining (1.1%)
Steel Dynamics, Inc.	15,231	181,553

See accompanying notes to financial statements.

Annual Report 2008

Statement of Investments (concluded)

October 31, 2008

Aberdeen Select Small Cap Fund

	Shares or Principal Amount	Value
Personal Products (5.8%)
Chattem, Inc.*	9,100	$688,597
Physicians Formula Holdings, Inc.*	78,950	278,693
		967,290
Pharmaceuticals (1.9%)
Cubist Pharmaceuticals, Inc.*	12,400	314,836
Real Estate Investment Trust (REIT) (0.7%)
Ashford Hospitality Trust, Inc.	72,760	117,871
Road & Rail (4.3%)
Arkansas Best Corp.	4,663	136,113
Celadon Group, Inc.*	54,000	577,260
		713,373
Semiconductors & Semiconductor Equipment (4.1%)
Energy Conversion Devices, Inc.*	5,900	201,426
Integrated Device Technology, Inc.*	37,300	237,228
ON Semiconductor Corp.*	46,400	237,104
		675,758
Software (3.1%)
Radiant Systems, Inc.*	50,152	264,301
Smith Micro Software, Inc.*	39,400	246,250
		510,551
Specialty Retail (2.7%)
Asbury Automotive Group, Inc.	20,700	67,275
J Crew Group, Inc.*	2,880	58,320
Wet Seal, Inc. (The), Class A*	111,200	326,928
		452,523
Textiles, Apparel & Luxury Goods (2.6%)
Iconix Brand Group, Inc.*	39,000	424,710
Thrifts & Mortgage Finance (2.6%)
First Busey Corp.	23,448	437,071
Trading Companies & Distributors (0.8%)
Rush Enterprises, Inc., Class A*	13,364	125,221
Total Common Stocks		16,264,971
WARRANT (0.0%)
Health Care Providers & Services (0.0%)
Hythiam, Inc., Expiring 11/06/12*	9,500	0

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (3.1%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $520,403, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $530,809	$520,401	$520,401
Total Repurchase Agreements		520,401
Total Investments (Cost $23,279,544) (a)—101.2%		16,785,372

Liabilities in excess of other assets—(1.2)%		(205,020)
Net Assets—100.0%		$16,580,352

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Annual Report

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund returned –45.56% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –34.16% return of its benchmark, the Russell 2000 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 779 funds) was –36.97% for the period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

Security selection in information technology (IT) provided the most positive relative return for the period. The primary contributor was Tessera Technologies Inc. in the semiconductors and semiconductor equipment industry. Tessera’s shares rose on speculation that the company would be successful in its litigation against several companies for patent infringement. Fund results also benefited from an overweight versus the benchmark in the industrials sector, as well as underweight positions in the energy and consumer discretionary sectors.

Fund performance was hampered most significantly by stock selection in the healthcare and industrials sectors. The primary detractor in healthcare was Hythiam Inc. in the healthcare providers and services subsector. Hythiam’s stock price declined after the company posted a loss for the second quarter of the year. In the industrials sector, the holding in U.S. Airways Group Inc. was a major detractor. The company’s shares declined as the prolonged, sharp rise in oil prices most likely will have a negative effect on its profitability. Other negative contributors to the Fund’s performance versus its benchmark included security selection in financials and an overweight allocation to the IT sector.

The portfolio’s weighting in financials expanded considerably during the reporting period, and there were relatively smaller increases in the allocations to healthcare and utilities. The most notable declines in sector exposure included industrials, energy and IT.

At the end of the period, the Fund was overweight versus its benchmark in IT, and underweight in energy and healthcare. In the near term, sector positions will be driven by a “bottom-up” approach to investing. This process focuses on individual stock selection through a rigorous evaluation of companies and meetings with company management.

The economic picture has rarely been so problematic. As stock prices and investor expectations for growth drop daily, we have become more positive for stocks in the long term as valuations are below their historical averages. We believe that, following a six-to-nine-month period of terrible economic news and earnings, the economic environment will improve as the full impact of the global government intervention in the financial markets stabilizes liquidity. We anticipate that, following this economic consolidation phase, there will be companies that can capitalize on the opportunities and be rewarded by the market.

Portfolio Management:

Michael J. Manzo, CFA®, Paul Atkinson, Ralph Bassett and Jason Kotik, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may purchase securities in initial public offerings, which are often subject to greater and more unpredictable price changes than established stocks.

The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Expense Ratio*
Class A11	w/o SC2	-45.56%	3.65%	6.11%	1.31%
	w/SC3	-48.68%	2.43%	5.48%
Class B11	w/o SC2	-45.96%	2.96%	5.43%	2.01%
	w/SC4	-48.05%	2.72%	5.43%
Class C5,8	w/o SC2	-45.97%	2.95%	5.44%	2.01%
	w/SC7	-46.39%	2.95%	5.44%
Class R6,10		-45.71%	3.45%	5.68%	1.71%
Institutional Service Class[10,11]		-45.44%	3.91%	6.34%	1.11%
Institutional Class[9,10]		-45.43%	3.94%	6.35%	1.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on November 2, 1998.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Small Cap Fund, from the creation of Class C shares, March 1, 2001 to June 23, 2008. Returns prior to March 1, 2001 incorporate the performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class C shares but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
6	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Small Cap Fund, from the creation of Class R shares, December 30, 2003 to June 23, 2008. Returns prior to December 30, 2003 incorporate the performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
9	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Small Cap Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
10	Not subject to any sales charges.
11	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Small Cap Fund. The Aberdeen Small Cap Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Small Cap Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$673.40	$5.64	1.34%
	Hypothetical	[1]	$1,000.00	$1,018.40	$6.82	1.34%
Class B	Actual		$1,000.00	$670.70	$8.74	2.08%
	Hypothetical	[1]	$1,000.00	$1,014.68	$10.59	2.08%
Class C	Actual		$1,000.00	$670.70	$8.74	2.08%
	Hypothetical	[1]	$1,000.00	$1,014.68	$10.59	2.08%
Class R	Actual		$1,000.00	$672.40	$6.64	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.19	$8.04	1.58%
Institutional Service Class	Actual		$1,000.00	$673.70	$4.54	1.08%
	Hypothetical	[1]	$1,000.00	$1,019.71	$5.50	1.08%
Institutional Class	Actual		$1,000.00	$673.90	$4.54	1.08%
	Hypothetical	[1]	$1,000.00	$1,019.71	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Small Cap Fund

Asset Allocation
Common Stocks	101.9%
Repurchase Agreement	1.4%
Liabilities in excess of other assets	(3.3%	)
	100.0%

Top Industries
Insurance	8.7%
Commercial Services & Supplies	7.5%
Commercial Banks	6.1%
Software	5.9%
Semiconductors & Semiconductor Equipment	5.4%
Health Care Providers & Services	4.9%
Oil, Gas & Consumable Fuels	4.6%
Communications Equipment	4.6%
Health Care Equipment & Supplies	3.8%
Capital Markets	3.3%
Other	45.2%
100.0%

Top Holdings*
Quest Software, Inc.	1.8%
Volt Information Sciences, Inc.	1.8%
Reinsurance Group of America, Inc., Class B	1.6%
HCC Insurance Holdings, Inc.	1.6%
Euronet Worldwide, Inc.	1.4%
Tessera Technologies, Inc.	1.4%
Astoria Financial Corp.	1.4%
Alaska Communications Systems Holdings, Inc.	1.4%
Inverness Medical Innovations, Inc.	1.3%
Pactiv Corp.	1.3%
Other	85.0%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (101.9%)
Aerospace & Defense (0.3%)
AAR Corp.*	56,221	$898,974
Air Freight & Logistics (0.8%)
UTi Worldwide, Inc.	238,331	2,802,773
Airlines (1.1%)
AirTran Holdings, Inc.*	588,043	2,405,096
US Airways Group, Inc.*	128,180	1,299,745
		3,704,841
Beverages (0.6%)
Constellation Brands, Inc., Class A*	179,440	2,250,178
Biotechnology (3.2%)
Acadia Pharmaceuticals, Inc.*	310,505	589,960
ARIAD Pharmaceuticals, Inc.*	206,680	411,293
Array BioPharma, Inc.*	172,560	848,995
Isis Pharmaceuticals, Inc.*	11,950	168,017
Metabolix, Inc.*	19,125	179,201
Molecular Insight Pharmaceuticals, Inc.*	268,760	1,343,800
Momenta Pharmaceuticals, Inc.*	254,024	2,314,159
Omrix Biopharmaceuticals, Inc.*	76,453	1,324,930
Sangamo BioSciences, Inc.*	218,959	1,710,070
United Therapeutics Corp.*	26,230	2,288,043
		11,178,468
Capital Markets (3.3%)
Ares Capital Corp.	93,371	733,896
Cowen Group, Inc.*	271,044	1,916,281
FCStone Group, Inc.*	40,754	242,486
Highland Distressed Opportunities, Inc.	365,300	737,906
Lazard Ltd., Class A	125,165	3,776,228
optionsXpress Holdings, Inc.	75,380	1,338,749
Sanders Morris Harris Group, Inc.	264,320	1,955,968
Thomas Weisel Partners Group, Inc.*	163,304	917,769
		11,619,283
Chemicals (0.4%)
Celanese Corp., Series A	92,430	1,281,080
Flotek Industries, Inc.*	33,345	165,058
		1,446,138
Commercial Banks (6.1%)
Boston Private Financial Holdings, Inc.	303,246	2,680,695
Cadence Financial Corp.	325,270	2,439,525
Colonial BancGroup, Inc. (The)	152,588	624,085
Comerica, Inc.	67,400	1,859,566
First Commonwealth Financial Corp.	272,800	3,017,168
KeyCorp	98,650	1,206,489
Marshall & Ilsley Corp.	130,974	2,361,461
National City Corp.	927,320	2,503,764
Webster Financial Corp.	137,649	2,552,012

	Shares or Principal Amount	Value
Wintrust Financial Corp.	74,911	$1,917,722
Zions Bancorp	7,628	290,703
		21,453,190
Commercial Services & Supplies (7.5%)
Advisory Board Co. (The)*	41,160	1,014,594
Casella Waste Systems, Inc., Class A*	262,472	1,322,859
Cenveo, Inc.*	360,482	1,741,128
Corrections Corp. of America*	197,210	3,768,683
Deluxe Corp.	198,660	2,415,705
EnergySolutions, Inc.	257,368	1,160,730
Kimball International, Inc., Class B	389,077	2,898,624
LECG Corp.*	445,182	2,136,874
Schawk, Inc.	269,717	3,541,384
Volt Information Sciences, Inc.*	824,376	6,306,475
		26,307,056
Communications Equipment (4.6%)
Bel Fuse, Inc., Class B	153,821	3,337,916
Comverse Technology, Inc.*	107,110	778,690
Harmonic, Inc.*	310,930	2,210,712
Harris Corp.	22,020	791,619
Harris Stratex Networks, Inc., Class A*	175,056	1,160,621
Opnext, Inc.*	255,130	1,020,520
Powerwave Technologies, Inc.*	857,585	814,706
Sycamore Networks, Inc.*	777,365	2,596,399
Tellabs, Inc.*	768,743	3,259,470
		15,970,653
Construction & Engineering (0.4%)
Chicago Bridge & Iron Co. NV	123,400	1,528,926
Consumer Finance (0.4%)
Cardtronics, Inc.*	277,052	1,545,950
Containers & Packaging (2.8%)
Ball Corp.	62,510	2,137,842
Pactiv Corp.*	190,240	4,482,055
Silgan Holdings, Inc.	66,041	3,073,548
Smurfit-Stone Container Corp.*	134,284	181,283
		9,874,728
Diversified Consumer Services (0.7%)
Career Education Corp.*	150,845	2,384,859
Diversified Financial Services (0.5%)
KBW, Inc.*	3,297	96,536
Nasdaq OMX Group (The)*	56,040	1,819,059
		1,915,595
Diversified Telecommunication Services (1.5%)
Alaska Communications Systems Holdings, Inc.	517,900	4,837,186
Globalstar, Inc.*	769,775	423,376
		5,260,562

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (continued)

October 31, 2008

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Electric Utilities (1.1%)
Cleco Corp.	93,310	$2,147,063
ITC Holdings Corp.	41,260	1,674,331
		3,821,394
Electrical Equipment (1.3%)
C&D Technologies, Inc.*	738,428	2,584,498
Orion Energy Systems, Inc.*	99,523	441,882
Power-One, Inc.*	440,249	488,677
WESCO International, Inc.*	50,040	994,795
		4,509,852
Electronic Equipment & Instruments (1.5%)
Avnet, Inc.*	228,073	3,817,942
General Cable Corp.*	79,770	1,362,472
		5,180,414
Energy Equipment & Services (1.1%)
Hercules Offshore, Inc.*	51,026	371,979
Hornbeck Offshore Services, Inc.*	63,848	1,519,582
Pioneer Drilling Co.*	36,694	284,012
T-3 Energy Services, Inc.*	50,870	1,226,476
TETRA Technologies, Inc.*	19,782	137,683
Tidewater, Inc.	4,450	194,064
		3,733,796
Food & Staples Retailing (1.0%)
Great Atlantic & Pacific Tea Co., Inc. (The)*	208,365	1,723,179
Wendy’s/Arby’s Group, Inc., Class A	535,712	1,939,277
		3,662,456
Food Products (0.6%)
Smithfield Foods, Inc.*	187,220	1,969,554
Health Care Equipment & Supplies (3.8%)
Greatbatch, Inc.*	12,496	271,788
Hologic, Inc.*	140,860	1,724,126
I-Flow Corp.*	80,893	456,237
IDEXX Laboratories, Inc.*	56,282	1,980,564
Insulet Corp.*	268,292	1,502,435
Inverness Medical Innovations, Inc.*	237,747	4,552,855
Iridex Corp.*	993,211	2,264,521
Northstar Neuroscience, Inc.*	72,870	94,731
Spectranetics Corp.*	78,195	234,585
Xtent, Inc.*	216,580	194,922
		13,276,764
Health Care Providers & Services (4.9%)
Air Methods Corp.*	92,512	1,552,351
Almost Family, Inc.*	52,279	2,517,757
Five Star Quality Care, Inc.*	1,419,705	2,782,622

	Shares or Principal Amount	Value
Hythiam, Inc.*	2,742,553	$1,755,234
IPC The Hospitalist Co., Inc.*	127,376	2,593,375
LHC Group, Inc.*	112,165	3,957,181
Nighthawk Radiology Holdings, Inc.*	75,284	345,554
Sun Healthcare Group, Inc.*	162,230	1,862,400
		17,366,474
Hotels, Restaurants & Leisure (2.6%)
Brinker International, Inc.	183,284	1,704,541
Darden Restaurants, Inc.	56,140	1,244,624
Great Wolf Resorts, Inc.*	991,718	1,874,347
Multimedia Games, Inc.*	171,955	519,304
P.F. Chang’s China Bistro, Inc.*	87,580	1,791,887
Ruby Tuesday, Inc.*	816,460	1,967,669
		9,102,372
Household Products (1.0%)
Centex Corp.	183,270	2,245,057
Energizer Holdings, Inc.*	29,544	1,443,520
		3,688,577
Industrial Conglomerates (1.2%)
Teleflex, Inc.	74,880	3,967,891
Westport Innovations, Inc.*	22,695	100,539
		4,068,430
Information Technology Services (2.8%)
Euronet Worldwide, Inc.*	418,792	4,992,001
SRA International, Inc., Class A*	154,151	2,848,710
Total System Services, Inc.	138,194	1,898,786
		9,739,497
Insurance (8.7%)
Endurance Specialty Holdings Ltd.	114,083	3,449,870
Everest Re Group Ltd.	50,720	3,788,784
Hanover Insurance Group, Inc. (The)	113,053	4,437,330
HCC Insurance Holdings, Inc.	250,111	5,517,449
Horace Mann Educators Corp.	207,209	1,649,384
Meadowbrook Insurance Group, Inc.	86,815	457,515
PartnerRe Ltd.	40,230	2,723,169
Reinsurance Group of America, Inc., Class A	14,260	532,468
Reinsurance Group of America, Inc., Class B*	155,680	5,766,387
Willis Group Holdings Ltd.	85,790	2,251,129
		30,573,485
Internet Software & Services (1.4%)
EarthLink, Inc.*	441,493	3,046,302
MercadoLibre, Inc.*	44,670	610,639
Omniture, Inc.*	66,240	761,760
ValueClick, Inc.*	87,820	649,868
		5,068,569

See accompanying notes to financial statements.

Annual Report 2008

Statement of Investments (continued)

October 31, 2008

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Leisure Equipment & Products (0.7%)
JAKKS Pacific, Inc.*	103,679	$2,319,299
Life Sciences Tools & Services (0.4%)
Exelixis, Inc.*	242,430	833,959
Pharmaceutical Product Development, Inc.	15,746	487,811
		1,321,770
Machinery (2.3%)
Barnes Group, Inc.	123,074	1,785,804
Commercial Vehicle Group, Inc.*	257,294	342,201
Dynamic Materials Corp.	79,859	1,517,321
FreightCar America, Inc.	100,218	2,616,692
Joy Global, Inc.	20,273	587,511
Trimas Corp.*	301,304	1,190,151
		8,039,680
Marine (0.2%)
TBS International Ltd., Class A*	81,306	695,979
Media (1.4%)
Interpublic Group of Cos., Inc.*	305,540	1,585,753
Regal Entertainment Group, Class A	248,141	3,186,130
		4,771,883
Metals & Mining (0.7%)
Harsco Corp.	64,480	1,526,241
Steel Dynamics, Inc.	88,240	1,051,821
		2,578,062
Multi-Utilities (1.1%)
CMS Energy Corp.	385,551	3,951,898
Multiline Retail (0.1%)
99 Cents Only Stores*	19,790	241,438
Oil, Gas & Consumable Fuels (4.6%)
Cabot Oil & Gas Corp.	76,476	2,146,681
Carrizo Oil & Gas, Inc.*	22,059	515,960
Denbury Resources, Inc.*	55,515	705,596
Evergreen Energy, Inc.*	1,093,637	393,709
EXCO Resources, Inc.*	7,012	64,440
Gastar Exploration Ltd.*	50,009	30,005
GeoMet, Inc.*	376,960	1,112,032
Kodiak Oil & Gas Corp.*	592,626	444,469
Parallel Petroleum Corp.*	60,775	243,708
Penn Virginia Corp.	28,957	1,076,332
PetroHawk Energy Corp.*	154,487	2,927,529
Petroquest Energy, Inc.*	16,574	164,911
Quest Resource Corp.*	17,333	7,366
Quicksilver Resources, Inc.*	54,214	567,621
RAM Energy Resources, Inc.*	353,404	434,687
Rex Energy Corp.*	114,270	774,751

	Shares or Principal Amount	Value
SandRidge Energy, Inc.*	42,838	$458,367
St. Mary Land & Exploration Co.	10,975	273,168
Teekay Tankers Ltd., Class A	31,164	378,643
Vantage Drilling Co.*	197,449	335,663
Whiting Petroleum Corp.*	61,628	3,204,040
		16,259,678
Personal Products (0.7%)
Physicians Formula Holdings, Inc.*	681,197	2,404,625
Pharmaceuticals (0.5%)
Viropharma, Inc.*	126,563	1,587,100
Real Estate Investment Trust (REIT) (2.5%)
CBL & Associates Properties, Inc.	52,333	483,034
Duke Realty Corp.	101,580	1,433,294
DuPont Fabros Technology, Inc.	179,321	1,117,170
Healthcare Realty Trust, Inc.	123,918	3,166,105
Macerich Co. (The)	69,205	2,036,011
Mack-Cali Realty Corp.	28,870	655,926
		8,891,540
Road & Rail (0.4%)
Celadon Group, Inc.*	117,069	1,251,468
Semiconductors & Semiconductor Equipment (5.4%)
Integrated Device Technology, Inc.*	445,660	2,834,398
Lam Research Corp.*	52,300	1,169,428
Linear Technology Corp.	82,900	1,880,172
Maxim Integrated Products, Inc.	69,984	951,782
Novellus Systems, Inc.*	136,510	2,156,858
ON Semiconductor Corp.*	437,435	2,235,293
RF Micro Devices, Inc.*	1,388,542	2,763,199
Tessera Technologies, Inc.*	282,708	4,885,194
		18,876,324
Software (5.9%)
Borland Software Corp.*	1,898,076	2,847,114
Citrix Systems, Inc.*	97,046	2,500,875
Commvault Systems, Inc.*	186,370	1,994,159
Corel Corp.*	291,205	1,322,071
Mentor Graphics Corp.*	142,530	1,046,170
Novell, Inc.*	956,160	4,455,706
Quest Software, Inc.*	483,794	6,410,270
		20,576,365
Specialty Retail (1.9%)
Build-A-Bear Workshop, Inc.*	308,854	1,606,041
Pacific Sunwear of California*	420,917	1,439,536
PetSmart, Inc.	121,340	2,389,184
Stage Stores, Inc.	152,649	1,176,924
		6,611,685

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (concluded)

October 31, 2008

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Textiles, Apparel & Luxury Goods (2.4%)
American Eagle Outfitters, Inc.	144,606	$1,608,019
Chico’s FAS, Inc.*	453,176	1,540,798
Fossil, Inc.*	40,625	737,344
Phillips-Van Heusen Corp.	168,468	4,129,151
Zumiez, Inc.*	49,683	484,906
		8,500,218
Thrifts & Mortgage Finance (2.2%)
Astoria Financial Corp.	254,641	4,843,272
Westfield Financial, Inc.	294,907	3,052,287
		7,895,559
Trading Companies & Distributors (0.6%)
Genesis Lease Ltd. ADR — IE	241,235	1,324,380
H&E Equipment Services, Inc.*	125,886	717,550
		2,041,930
Wireless Telecommunication Services (0.7%)
Clearwire Corp., Class A*	299,859	2,599,778
Total Common Stocks		357,320,087
WARRANT (0.0%)
Health Care Providers & Services (0.0%)
Hythiam, Inc., Expiring 11/06/12*	49,750	0
REPURCHASE AGREEMENT (1.4%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $4,986,614, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $5,086,333	$4,986,601	4,986,601
Total Repurchase Agreements		4,986,601
Total Investments (Cost $628,618,786) (a)—103.3%		362,306,688

Liabilities in excess of other assets—(3.3)%		(11,595,597)
Net Assets—100.0%		$350,711,091

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt
IE	Ireland
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2008

Aberdeen Small Cap Growth Fund (Unaudited)

The Aberdeen Small Cap Growth Fund returned –37.36% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –37.87% return of its benchmark, the Russell 2000 Growth Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 594 funds) was –42.01% for the period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

Fund results benefited most notably from stock selection in the materials and industrials sectors. Compass Minerals International Inc., a producer of salt and specialty fertilizers, added value in the materials sector. The company experienced substantial growth in sales, operating income, and cash flow. We capitalized on this and sold our position during the period. In industrials, Stericycle Inc., a medical waste management services provider, also enhanced Fund performance. Stericycle reported a 16% increase in profits for the third quarter of 2008, demonstrating economic resiliency.

Stock selection in information technology (IT) was a detractor from Fund performance for the period. Underperforming stocks included AuthenTec Inc., a semiconductor company that provides fingerprint authentication sensors and solutions to the PC market, and ADC Telecommunications Inc., which provides broadband communications network infrastructure products. AuthenTec’s stock fell as a result of its disappointing third-quarter earnings report and in anticipation of slowing demand for high-end notebook PCs, which will hinder the company’s growth for 2009. Shares of ADC Telecommunications declined after the company cut its earnings forecast for fiscal year 2008, leading several brokerage analysts to downgrade the stock.

During the reporting period, we positioned the portfolio with a relatively conservative stance, as small-cap companies have experienced difficulty securing credit, hindering their opportunities for business expansion and growth.

At the end of the period, the Fund was most overweight relative to its benchmark in consumer discretionary stocks, and there also was a prominent overweight in the semiconductors and semiconductor equipment segment of the IT sector. The primary underweight was in industrials, particularly commercial services and supplies.

The economic picture has rarely been so problematic. As stock prices and investor expectations for growth drop daily, we have become more positive for stocks in the short term. We believe that the economic environment will improve as the full impact of the U.S. government’s intervention in the financial markets stabilizes liquidity.

Portfolio Management:

Christopher Baggini, CFA®, Douglas Burtnick, CFA®, and Jason Kotik, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may purchase securities in initial public offerings, which are often subject to greater and more unpredictable price changes than established stocks.

Please read the prospectus for more detailed information regarding these risks.

2008 Annual Report

Aberdeen Small Cap Growth Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Expense Ratio*
Class A7	w/o SC6	-37.36%	-7.09%	1.47%
	w/SC3	-40.95%	-9.68%
Class B7	w/o SC6	-37.80%	-7.76%	2.22%
	w/SC4	-40.45%	-8.88%
Class C7	w/o SC6	-37.86%	-7.76%	2.22%
	w/SC5	-38.38%	-7.76%
Class R2,7		-37.65%	-7.48%	1.92%
Institutional Service Class[2,7]		-37.27%	-6.91%	1.22%
Institutional Class[2,7]		-37.19%	-6.84%	1.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on September 29, 2006.
2	Not subject to any sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	These returns do not reflect the effects of sales charges.
7	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Small Cap Growth Opportunities Fund from September 29, 2006 to June 23, 2008. The Aberdeen Small Cap Growth Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

Annual Report 2008

Aberdeen Small Cap Growth Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Aberdeen Small Cap Growth Fund, Russell 2000 Growth Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Small Cap Growth Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$719.40	$6.35	1.47%
	Hypothetical	[1]	$1,000.00	$1,017.75	$7.48	1.47%
Class B	Actual		$1,000.00	$716.70	$9.54	2.21%
	Hypothetical	[1]	$1,000.00	$1,014.03	$11.25	2.21%
Class C	Actual		$1,000.00	$716.70	$9.54	2.21%
	Hypothetical	[1]	$1,000.00	$1,014.03	$11.25	2.21%
Class R	Actual		$1,000.00	$718.10	$7.51	1.74%
	Hypothetical	[1]	$1,000.00	$1,016.39	$8.86	1.74%
Institutional Service Class	Actual		$1,000.00	$719.50	$5.32	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.26	1.23%
Institutional Class	Actual		$1,000.00	$720.50	$5.23	1.21%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.16	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Annual Report 2008

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Small Cap Growth Fund

Asset Allocation
Common Stocks	97.9%
Repurchase Agreement	2.5%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Industries
Health Care Equipment & Supplies	7.5%
Specialty Retail	7.3%
Semiconductors & Semiconductor Equipment	6.5%
Biotechnology	6.4%
Hotels, Restaurants & Leisure	5.8%
Internet Software & Services	5.6%
Commercial Services & Supplies	5.2%
Communications Equipment	3.7%
Electrical Equipment	3.5%
Textiles, Apparel & Luxury Goods	3.4%
Other	45.1%
100.0%

Top Holdings*
Perrigo Co.	2.5%
FLIR Systems, Inc.	2.5%
Urban Outfitters, Inc.	2.3%
Hansen Natural Corp.	2.1%
GameStop Corp., Class A	1.9%
WMS Industries, Inc.	1.9%
Quanta Services, Inc.	1.8%
Netlogic Microsystems, Inc.	1.7%
Teledyne Technologies, Inc.	1.7%
Myriad Genetics, Inc.	1.6%
Other	80.0%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

2008 Annual Report

Statement of Investments

October 31, 2008

Aberdeen Small Cap Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.9%)
Aerospace & Defense (1.7%)
Teledyne Technologies, Inc.*	1,998	$91,049
Beverages (2.4%)
Central European Distribution Corp.*	574	16,525
Hansen Natural Corp.*	4,400	111,408
		127,933
Biotechnology (6.4%)
Alexion Pharmaceuticals, Inc.*	1,200	48,900
Array BioPharma, Inc.*	7,098	34,922
BioMarin Pharmaceutical, Inc.*	650	11,908
Cephalon, Inc.*	820	58,811
Enzon Pharmaceuticals, Inc.*	5,100	25,347
Myriad Genetics, Inc.*	1,400	88,326
United Therapeutics Corp.*	940	81,996
		350,210
Capital Markets (0.4%)
Lazard Ltd., Class A	700	21,119
Chemicals (0.3%)
Celanese Corp., Series A	1,180	16,355
Commercial Banks (2.8%)
Bank of the Ozarks, Inc.	2,330	70,832
Synovus Financial Corp.	5,500	56,815
TCF Financial Corp.	1,500	26,610
		154,257
Commercial Services & Supplies (5.2%)
Resources Connection, Inc.*	3,980	69,013
Stericycle, Inc.*	1,000	58,430
Waste Connections, Inc.*	2,300	77,855
Watson Wyatt Worldwide, Inc., Class A	1,800	76,446
		281,744
Communications Equipment (3.7%)
F5 Networks, Inc.*	3,500	86,870
Riverbed Technology, Inc.*	5,900	73,927
Starent Networks Corp.*	3,900	38,883
		199,680
Construction & Engineering (2.4%)
Aecom Technology Corp.*	1,900	33,497
Quanta Services, Inc.*	4,870	96,231
		129,728
Containers & Packaging (2.2%)
Packaging Corp. of America	2,350	39,550
Pactiv Corp.*	3,500	82,460
		122,010

	Shares or Principal Amount	Value
Diversified Consumer Services (0.8%)
Capella Education Co.*	960	$45,504
Electrical Equipment (3.5%)
Acuity Brands, Inc.	1,000	34,960
Ametek, Inc.	1,700	56,525
Franklin Electric Co., Inc.	340	14,334
Roper Industries, Inc.	1,820	82,537
		188,356
Electronic Equipment & Instruments (2.5%)
FLIR Systems, Inc.*	4,200	134,820
Energy Equipment & Services (2.9%)
Atwood Oceanics, Inc.*	2,600	$71,448
Grey Wolf, Inc.*	6,000	38,520
ION Geophysical Corp.*	2,700	17,712
Willbros Group, Inc.*	2,100	32,529
		160,209
Food Products (0.8%)
Smithfield Foods, Inc.*	4,050	42,606
Health Care Equipment & Supplies (7.5%)
Angiodynamics, Inc.*	2,700	34,020
Dentsply International, Inc.	1,000	30,380
Greatbatch, Inc.*	1,300	28,275
Haemonetics Corp.*	1,170	69,100
Masimo Corp.*	1,100	35,189
NuVasive, Inc.*	1,200	56,508
ResMed, Inc.*	2,000	68,520
Wright Medical Group, Inc.*	3,600	83,448
		405,440
Health Care Providers & Services (3.1%)
Emergency Medical Services Corp., Class A*	1,750	57,505
Sun Healthcare Group, Inc.*	5,276	60,568
VCA Antech, Inc.*	2,805	50,771
		168,844
Health Care Technology (1.3%)
Eclipsys Corp.*	2,400	35,640
Phase Forward, Inc.*	2,600	37,102
		72,742
Hotels, Restaurants & Leisure (5.8%)
Burger King Holdings, Inc.	2,500	49,700
Darden Restaurants, Inc.	3,850	85,354
Marvel Entertainment, Inc.*	2,350	75,647
WMS Industries, Inc.*	4,100	102,500
		313,201

See accompanying notes to financial statements.

Annual Report 2008

Statement of Investments (concluded)

October 31, 2008

Aberdeen Small Cap Growth Fund

	Shares or Principal Amount	Value
Household Durables (0.8%)
Tupperware Brands Corp.	1,700	$43,010
Information Technology Services (2.6%)
Alliance Data Systems Corp.*	1,620	81,259
CACI International, Inc., Class A*	1,500	61,770
		143,029
Insurance (2.1%)
Hanover Insurance Group, Inc. (The)	1,200	47,100
Reinsurance Group of America, Inc., Class A	1,390	51,903
Reinsurance Group of America, Inc., Class B*	400	14,816
		113,819
Internet Software & Services (5.6%)
Akamai Technologies, Inc.*	2,900	41,702
McAfee, Inc.*	1,800	58,590
MercadoLibre, Inc.*	1,400	19,138
Omniture, Inc.*	6,100	70,150
Solera Holdings, Inc.*	2,850	70,936
Websense, Inc.*	2,300	44,896
		305,412
Life Sciences Tools & Services (2.0%)
Illumina, Inc.*	2,340	72,142
PerkinElmer, Inc.	1,930	34,624
		106,766
Machinery (3.0%)
AGCO Corp.*	1,300	40,976
Barnes Group, Inc.	2,700	39,177
Gardner Denver, Inc.*	700	17,934
Timken Co.	1,844	29,283
Valmont Industries, Inc.	600	32,868
		160,238
Oil, Gas & Consumable Fuels (2.4%)
Bill Barrett Corp.*	1,700	34,680
Brigham Exploration Co.*	4,200	32,928
Penn Virginia Corp.	800	29,736
Petroquest Energy, Inc.*	900	8,955
St. Mary Land & Exploration Co.	1,000	24,890
		131,189
Pharmaceuticals (2.5%)
Perrigo Co.	4,000	136,000
Real Estate Investment Trust (REIT) (0.8%)
Digital Realty Trust, Inc.	1,249	41,817
Road & Rail (1.3%)
Old Dominion Freight Line, Inc.*	2,300	69,782

	Shares or Principal Amount	Value
Semiconductors & Semiconductor Equipment (6.5%)
Cavium Networks, Inc.*	1,990	$25,353
Microsemi Corp.*	2,900	63,046
Netlogic Microsystems, Inc.*	4,400	92,928
ON Semiconductor Corp.*	3,000	15,330
Silicon Laboratories, Inc.*	2,300	59,708
Tessera Technologies, Inc.*	3,000	51,840
TriQuint Semiconductor, Inc.*	9,600	43,008
		351,213
Software (1.4%)
Citrix Systems, Inc.*	2,150	55,406
Take-Two Interactive Software, Inc.	1,900	22,534
		77,940
Specialty Retail (7.3%)
Citi Trends, Inc.*	900	15,057
GameStop Corp., Class A*	3,800	104,082
J Crew Group, Inc.*	1,900	38,475
O’Reilly Automotive, Inc.*	2,700	73,197
PetSmart, Inc.	2,000	39,380
Urban Outfitters, Inc.*	5,800	126,092
		396,283
Textiles, Apparel & Luxury Goods (3.4%)
American Eagle Outfitters, Inc.	3,600	40,032
True Religion Apparel, Inc.*	3,250	54,438
Under Armour, Inc., Class A*	1,800	46,800
Zumiez, Inc.*	4,620	45,091
		186,361
Wireless Telecommunication Services (0.5%)
Syniverse Holdings, Inc.*	1,500	28,200
Total Common Stocks		5,316,866
REPURCHASE AGREEMENT (2.5%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $136,000, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $138,720	$136,000	136,000
Total Repurchase Agreements		136,000
Total Investments (Cost $6,569,224) (a)—100.4%		5,452,866

Liabilities in excess of other assets—(0.4)%		(22,450)
Net Assets—100.0%		$5,430,416

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Annual Report

Aberdeen Small Cap Opportunities Fund (Unaudited)

The Aberdeen Small Cap Opportunities Fund returned –37.21% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –34.16% return of its benchmark, the Russell 2000 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 779 funds) was –36.97% for the period.

Financial markets fell during the reporting period amid investors’ fears of a global recession, continued turmoil in the credit markets and the lack of stability of the financial system. The U.S. economy continues to deteriorate as consumer spending has decelerated and the labor market has weakened. In the corporate sector, earnings for many companies are falling as gross domestic product growth has stagnated. Despite posting significant losses during the period, small-cap stocks modestly outperformed their large-cap counterparts. Moreover, within the small-cap universe, value stocks outperformed shares of growth companies.

Fund performance was hindered most notably by stock selection in the industrials and information technology (IT) sectors. The position in Sauer-Danfoss Inc., a diversified machinery manufacturer, was the primary detractor in the industrials sector. Within the IT sector, our holding in CTS Corp., a diversified electronics company, had a negative effect on Fund performance. Both stocks declined as investors became concerned about the slowing economy’s effect on the companies’ future earnings and revenue growth. Holdings in the consumer discretionary sector further hampered Fund results.

Security selection in the materials and utilities sectors provided the most positive relative returns for the period. The main contributor in the materials sector was Rock-Tenn Co., a packaging products manufacturer that benefited from its acquisition of Southern Container Corp. The performance within utilities was enhanced by the holding in Laclede Group Inc., a natural gas utility company. Shares of the stock rose as the company’s operating results exceeded consensus expectations. Additionally, stock selection in the healthcare sector added modestly to the Fund’s performance versus its benchmark for the period.

We continue to make incremental enhancements to our quantitative model and related research tools with the goal of achieving higher returns for the Fund’s shareholders. Potential refinements to our process are a result of ongoing proprietary quantitative research.

Our investment process emphasizes quantitative stock selection from our multi-factor model. In the current environment, equities trade on market sentiment as well underlying company fundamentals. Our quantitative model uses fundamental company data to estimate individual stock returns. The market volatility and swift changes in market sentiment have presented new challenges to our investment process, while simultaneously providing Fund management with a larger and more visible set of stocks to purchase.

The turmoil in the financial markets most likely will affect both investor behavior and economic activity. In the short term, we believe that investors will continue to see volatility in the financial markets as they assess the risk on the economic and financial system. In our view, the greatest opportunities will be in shares of higher-quality companies that can demonstrate their ability to provide earnings growth while maintaining reasonable valuations.

Portfolio Management:

Joseph Cerniglia, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may purchase securities in initial public offerings, which are often subject to greater and more unpredictable price changes than established stocks.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Small Cap Opportunities Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Expense Ratio*
Class A7	w/o SC6	-37.21%	-17.75%	1.38%
	w/SC3	-40.81%	-20.05%
Class B7	w/o SC6	-37.60%	-18.37%	2.12%
	w/SC4	-40.66%	-19.54%
Class C7	w/o SC6	-37.61%	-18.36%	2.12%
	w/SC5	-38.22%	-18.36%
Class R2,7		-37.29%	-18.03%	1.82%
Institutional Service Class[2,7]		-36.96%	-17.58%	1.12%
Institutional Class[2,7]		-36.93%	-17.52%	1.12%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on September 29, 2006.
2	Not subject to any sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	These returns do not reflect the effects of sales charges.
7	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Small Cap Core Fund from September 29, 2006 to June 23, 2008. The Aberdeen Small Cap Opportunities Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

Aberdeen Small Cap Opportunities Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Aberdeen Small Cap Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Small Cap Opportunities Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$717.60	$5.87	1.36%
	Hypothetical	[1]	$1,000.00	$1,018.30	$6.92	1.36%
Class B	Actual		$1,000.00	$715.50	$9.14	2.12%
	Hypothetical	[1]	$1,000.00	$1,014.48	$10.79	2.12%
Class C	Actual		$1,000.00	$715.40	$9.10	2.11%
	Hypothetical[1]		$1,000.00	$1,014.53	$10.74	2.11%
Class R	Actual		$1,000.00	$717.70	$6.69	1.55%
	Hypothetical[1]		$1,000.00	$1,017.34	$7.89	1.55%
Institutional Service Class	Actual		$1,000.00	$719.90	$4.58	1.06%
	Hypothetical[1]		$1,000.00	$1,019.81	$5.40	1.06%
Institutional Class	Actual		$1,000.00	$719.40	$4.75	1.10%
	Hypothetical[1]		$1,000.00	$1,019.61	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Small Cap Opportunities Fund

Asset Allocation
Common Stocks	95.5%
Repurchase Agreement	3.1%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries
Commercial Banks	7.2%
Health Care Providers & Services	5.1%
Real Estate Investment Trust (REIT)	4.9%
Insurance	4.9%
Commercial Services & Supplies	3.9%
Semiconductors & Semiconductor Equipment	3.9%
Communications Equipment	3.8%
Gas Utilities	3.7%
Oil, Gas & Consumable Fuels	3.6%
Machinery	3.6%
Other	55.4%
100.0%

Top Holdings*
Laclede Group, Inc. (The)	1.4%
New Jersey Resources Corp.	1.3%
Bio-Rad Laboratories, Inc., Class A	1.2%
Compass Diversified Holdings	1.1%
Sybase, Inc.	1.1%
Pennsylvania Commerce Bancorp, Inc.	1.0%
Owens & Minor, Inc.	1.0%
Community Bank System, Inc.	1.0%
Polaris Industries, Inc.	1.0%
Interactive Brokers Group, Inc., Class A	1.0%
Other	88.9%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Small Cap Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.5%)
Aerospace & Defense (1.2%)
Esterline Technologies Corp.*	1,100	$39,655
Gencorp, Inc.*	3,750	18,375
		58,030
Air Freight & Logistics (0.8%)
HUB Group, Inc., Class A*	1,200	37,740
Airlines (1.1%)
Hawaiian Holdings, Inc.*	3,000	21,000
SkyWest, Inc.	2,000	30,820
		51,820
Auto Components (1.4%)
Dana Holding Corp.*	3,500	6,650
Exide Technologies*	3,400	16,150
Hayes Lemmerz International, Inc.*	8,100	10,773
Lear Corp.*	2,350	4,724
Sauer-Danfoss, Inc.	2,000	20,500
Visteon Corp.*	8,500	5,865
		64,662
Biotechnology (2.8%)
Alkermes, Inc.*	2,700	26,676
BioMarin Pharmaceutical, Inc.*	850	15,572
Isis Pharmaceuticals, Inc.*	1,600	22,496
Myriad Genetics, Inc.*	600	37,854
Regeneron Pharmaceuticals, Inc.*	1,600	30,880
		133,478
Building Products (0.3%)
Apogee Enterprises, Inc.	1,500	14,790
Capital Markets (0.8%)
GFI Group, Inc.	4,700	15,087
Knight Capital Group, Inc., Class A*	1,650	23,859
		38,946
Chemicals (2.6%)
A. Schulman, Inc.	2,500	44,775
Koppers Holdings, Inc.	650	15,464
Olin Corp.	1,500	27,240
Stepan Co.	550	19,706
W.R. Grace & Co.*	1,400	12,614
		119,799
Commercial Banks (7.2%)
Banco Latinoamericano de Exportaciones, SA	1,900	20,197
Community Bank System, Inc.	1,900	47,405
First Bancorp Puerto Rico	3,850	39,347
First Financial Corp.	1,100	46,508
FirstMerit Corp.	1,550	36,146

	Shares or Principal Amount	Value
Home Bancshares, Inc.	1,066	$27,759
Oriental Financial Group, Inc.	1,700	27,608
Pennsylvania Commerce Bancorp, Inc.*	1,600	47,600
Simmons First National Corp., Class A	1,400	43,428
		335,998
Commercial Services & Supplies (3.9%)
ABM Industries, Inc.	1,400	22,862
Ambassadors Group, Inc.	1,300	13,572
Casella Waste Systems, Inc., Class A*	2,700	13,608
Comfort Systems U.S.A., Inc.	2,900	27,057
Deluxe Corp.	1,600	19,456
Ennis, Inc.	2,100	24,717
Gevity HR, Inc.	2,100	7,161
Herman Miller, Inc.	1,000	22,000
United Stationers, Inc.*	850	31,781
		182,214
Communications Equipment (3.8%)
EMS Technologies, Inc.*	1,800	37,620
Extreme Networks, Inc.*	10,300	18,952
Infinera Corp.*	2,900	22,562
Plantronics, Inc.	1,800	25,992
Powerwave Technologies, Inc.*	6,500	6,175
Seachange International, Inc.*	4,400	33,616
Tekelec*	2,700	34,263
		179,180
Computers & Peripherals (0.3%)
Rackable Systems, Inc.*	2,300	16,399
Construction & Engineering (1.3%)
EMCOR Group, Inc.*	2,150	38,206
Perini Corp.*	1,250	23,775
		61,981
Consumer Finance (0.8%)
Cardtronics, Inc.*	2,500	13,950
EZCORP, Inc., Class A*	1,600	25,344
		39,294
Containers & Packaging (1.4%)
Graphic Packaging Holding Co.*	11,900	22,015
Rock-Tenn Co., Class A	1,500	45,615
		67,630
Diversified Financial Services (2.9%)
Anchor BanCorp Wisconsin, Inc.	4,100	23,370
Compass Diversified Holdings	4,350	53,070
Interactive Brokers Group, Inc., Class A*	2,200	47,014
International Assets Holding Corp.*	800	12,912
		136,366

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (continued)

October 31, 2008

Aberdeen Small Cap Opportunities Fund

	Shares or Principal Amount	Value
Diversified Telecommunication Services (1.8%)
Cincinnati Bell, Inc.*	12,650	$30,234
Globecomm Systems, Inc.*	3,700	29,156
Premiere Global Services, Inc.*	2,300	22,885
		82,275
Electric Utility (0.9%)
Westar Energy, Inc.	2,200	42,878
Electrical Equipment (1.4%)
EnerSys*	1,300	17,186
GrafTech International Ltd.*	1,450	11,760
Woodward Governor Co.	1,150	36,915
		65,861
Electronic Equipment & Instruments (3.1%)
Anixter International, Inc.*	950	31,929
CTS Corp.	3,950	27,611
Plexus Corp.*	1,500	27,990
Sanmina-SCI Corp.*	16,100	12,075
Stoneridge, Inc.*	1,700	9,673
SYNNEX Corp.*	2,200	33,946
		143,224
Energy Equipment & Services (1.1%)
Bristow Group, Inc.*	900	22,293
Exterran Holdings, Inc.*	550	12,326
Willbros Group, Inc.*	1,100	17,039
		51,658
Food & Staples Retailing (2.1%)
Andersons, Inc. (The)	950	25,298
Casey’s General Stores, Inc.	1,300	39,260
Ruddick Corp.	1,200	34,368
		98,926
Food Products (1.4%)
Flowers Foods, Inc.	1,350	40,028
TreeHouse Foods, Inc.*	900	27,234
		67,262
Gas Utilities (3.7%)
Laclede Group, Inc. (The)	1,250	65,400
New Jersey Resources Corp.	1,650	61,446
WGL Holdings, Inc.	1,400	45,066
		171,912
Health Care Equipment & Supplies (3.1%)
Affymetrix, Inc.*	2,900	10,701
ArthroCare Corp.*	800	16,624
Cardiac Science Corp.*	3,800	35,454
CONMED Corp.*	1,650	43,230

	Shares or Principal Amount	Value
Depomed, Inc.*	4,600	$9,936
Hologic, Inc.*	1,300	15,912
Inverness Medical Innovations, Inc.*	650	12,447
		144,304
Health Care Providers & Services (5.1%)
AMERIGROUP Corp.*	900	22,500
Centene Corp.*	1,200	22,608
Healthsouth Corp.*	2,300	28,842
Healthspring, Inc.*	1,700	28,084
Kindred Healthcare, Inc.*	1,200	17,388
Medarex, Inc.*	2,900	20,387
NPS Pharmaceuticals, Inc.*	2,700	18,900
Owens & Minor, Inc.	1,100	47,597
Res-Care, Inc.*	1,400	21,574
Sucampo Pharmaceuticals, Inc., Class A*	1,100	9,053
		236,933
Hotels, Restaurants & Leisure (3.0%)
Bob Evans Farms, Inc.	1,700	35,496
California Pizza Kitchen, Inc.*	2,400	23,448
Jack in the Box, Inc.*	1,550	31,155
Red Robin Gourmet Burgers, Inc.*	1,000	15,190
Six Flags, Inc.*	24,300	7,533
WMS Industries, Inc.*	1,050	26,250
		139,072
Household Durables (0.5%)
American Greetings Corp., Class A	2,100	24,528
Information Technology Services (0.4%)
Ciber, Inc.*	3,500	18,900
Insurance (4.9%)
American Safety Insurance Holdings Ltd.*	2,200	22,770
Amerisafe, Inc.*	2,250	38,790
EMC Insurance Group, Inc.	1,150	28,129
Infinity Property & Casualty Corp.	950	37,829
Meadowbrook Insurance Group, Inc.	4,300	22,661
PMA Capital Corp.*	3,400	15,708
Selective Insurance Group	1,850	43,937
Universal American Financial Corp.*	2,300	20,355
		230,179
Internet & Catalog Retail (0.6%)
NetFlix, Inc.*	1,050	25,998
Internet Software & Services (0.9%)
EarthLink, Inc.*	2,900	20,010
United Online, Inc.	3,300	24,420
		44,430
Leisure Equipment & Products (1.0%)
Polaris Industries, Inc.	1,400	47,138

See accompanying notes to financial statements.

Annual Report 2008

Statement of Investments (concluded)

October 31, 2008

Aberdeen Small Cap Opportunities Fund

	Shares or Principal Amount	Value
Life Sciences Tools & Services (1.9%)
Bio-Rad Laboratories, Inc., Class A*	650	$55,497
Illumina, Inc.*	500	15,415
Parexel International Corp.*	1,700	17,680
		88,592
Machinery (3.6%)
Actuant Corp., Class A	1,600	28,688
Altra Holdings, Inc.*	1,300	11,622
Barnes Group, Inc.	1,700	24,667
DXP Enterprises, Inc.*	400	5,584
Mueller Industries, Inc.	1,800	41,166
Twin Disc, Inc.	1,600	12,400
Wabtec Corp.	1,100	43,736
		167,863
Media (0.6%)
Sinclair Broadcast Group, Inc., Class A	5,000	16,150
Valassis Communications, Inc., Class A*	2,500	11,100
		27,250
Metals & Mining (0.6%)
NN, Inc.	1,300	9,373
USEC, Inc.*	4,100	16,933
		26,306
Oil, Gas & Consumable Fuels (3.6%)
Comstock Resources, Inc.*	800	39,536
Crosstex Energy, Inc.	2,300	23,483
Energy Partners Ltd.*	3,300	14,256
Energy XXI Ltd.	6,900	13,593
McMoRan Exploration Co.*	1,350	19,156
Quest Resource Corp.*	5,400	2,295
Stone Energy Corp.*	900	27,306
Western Refining, Inc.	1,300	8,671
World Fuel Services Corp.	1,000	21,430
		169,726
Real Estate Investment Trust (REIT) (4.9%)
Cedar Shopping Centers, Inc.	2,600	24,856
Cogdell Spencer, Inc.	2,500	30,000
Corporate Office Properties Trust	1,100	34,199
FelCor Lodging Trust, Inc.	4,500	13,545
First Potomac Realty Trust	2,000	24,560
Potlatch Corp.	1,400	46,494
Strategic Hotels & Resorts, Inc.	5,500	27,225
Sunstone Hotel Investors, Inc.	4,500	29,475
		230,354
Semiconductors & Semiconductor Equipment (3.9%)
Amkor Technology, Inc.*	2,950	11,977
Bookham, Inc.*	14,700	7,938
Conexant Systems, Inc.*	4,410	6,836
Kulicke & Soffa Industries, Inc.*	4,700	13,818

	Shares or Principal Amount	Value
MKS Instruments, Inc.*	1,250	$23,187
OmniVision Technologies, Inc.*	2,700	21,843
PMC — Sierra, Inc.*	4,800	22,464
Skyworks Solutions, Inc.*	3,800	27,094
Standard Microsystems Corp.*	1,050	18,910
Zoran Corp.*	3,300	26,862
		180,929
Software (3.1%)
Borland Software Corp.*	12,800	19,200
Parametric Technology Corp.*	2,200	28,578
Sybase, Inc.*	1,950	51,928
Take-Two Interactive Software, Inc.	3,700	43,882
		143,588
Specialty Retail (1.9%)
Aeropostale, Inc.*	1,050	25,420
Blockbuster, Inc., Class A*	9,100	13,832
Genesco, Inc.	600	14,886
Jo-Ann Stores, Inc.*	1,200	22,992
Wet Seal, Inc. (The), Class A*	4,500	13,230
		90,360
Textiles, Apparel & Luxury Goods (2.3%)
Fossil, Inc.*	1,000	18,150
Perry Ellis International, Inc.*	1,200	11,748
Unifi, Inc.*	3,100	14,880
Warnaco Group, Inc. (The)*	800	23,848
Wolverine World Wide, Inc.	1,650	38,775
		107,401
Thrifts & Mortgage Finance (0.8%)
Bank Mutual Corp.	3,350	38,626
Trading Companies & Distributors (0.7%)
Applied Industrial Technologies, Inc.	1,600	32,304
Total Common Stocks		4,477,104
REPURCHASE AGREEMENT (3.1%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $147,331, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $150,278	$147,331	147,331
Total Repurchase Agreements		147,331
Total Investments (Cost $6,351,507) (a)—98.7%		4,624,435

Other assets in excess of liabilities—1.4%		63,065
Net Assets—100.0%		$4,687,500

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Annual Report

Aberdeen Small Cap Value Fund (Unaudited)

The Aberdeen Small Cap Value Fund returned –32.03% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –30.54% return of its benchmark, the Russell 2000 Value Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 779 funds) was –36.97% for the same period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

Fund performance was hampered most significantly by stock selection in the healthcare and energy sectors. The primary detractor in healthcare was Hythiam Inc. in the healthcare providers and services subsector. Hythiam’s stock price declined after the company posted a loss for the second quarter. Within energy, shares of Evergreen Energy Inc., a coal refining and production company, fell as its clean coal technology continues to be tested rather than fully implemented, forcing continued losses for the company. The Fund’s underweight position versus its benchmark in the consumer staples sector, as well as an overweight in consumer discretionary stocks, further hindered the relative performance.

Security selection in the materials and industrials sectors benefited Fund performance. In the materials sector, Rock-Tenn Co. in the containers and packaging industry boosted Fund results, benefiting from its acquisition of Southern Container Corp. Within industrials, Fund performance was enhanced by the position in Wabtec, a provider of products and services to railroads. The stock has performed well as there has been an increase in focus on railroads amid the rise in gasoline prices.

During the reporting period, there was a substantial increase in the portfolio’s position in financials and a less notable rise in the exposure to industrials. The Fund’s allocations to the utilities, consumer staples and materials sectors declined significantly.

At the end of the period, the Fund was overweight versus its benchmark in information technology, and underweight in financials and utilities. In the near term, sector positions will be driven by a “bottom-up” approach to investing. This process focuses on individual stock selection through a rigorous evaluation of companies and meetings with company management.

The economic picture has rarely been so problematic. As stock prices and investor expectations drop daily, we have become more positive for stocks in the long term as valuations are below their historical averages. We believe that, following a six-to-nine-month period of terrible economic news and earnings, the economic environment will improve as the full impact of the global government intervention in the financial markets provides much-needed liquidity.

Portfolio Management:

Michael J. Manzo, CFA®, Paul Atkinson, Ralph Bassett and Jason Kotik, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may purchase securities in initial public offerings, which are often subject to greater and more unpredictable price changes than established stocks.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

Aberdeen Small Cap Value Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Expense Ratio*
Class A7	w/o SC6	-32.03%	-13.30%	1.48%
	w/SC3	-35.95%	-15.72%
Class B7	w/o SC6	-32.67%	-14.01%	2.22%
	w/SC4	-35.63%	-15.06%
Class C7	w/o SC6	-32.57%	-13.93%	2.22%
	w/SC5	-33.16%	-13.93%
Class R2,7		-32.28%	-13.58%	1.92%
Institutional Service Class[2,7]		-31.94%	-13.10%	1.22%
Institutional Class[2,7]		-31.94%	-13.10%	1.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on September 29, 2006.
2	Not subject to any sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	These returns do not reflect the effects of sales charges.
7	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Small Cap Value Fund from September 29, 2006 to June 23, 2008. The Aberdeen Small Cap Value Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

Aberdeen Small Cap Value Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Aberdeen Small Cap Value Fund, Russell 2000 Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Small Cap Value Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$766.20	$5.19	1.17%
	Hypothetical	[1]	$1,000.00	$1,019.25	$5.96	1.17%
Class B	Actual		$1,000.00	$763.10	$8.55	1.93%
	Hypothetical	[1]	$1,000.00	$1,015.43	$9.82	1.93%
Class C	Actual		$1,000.00	$763.70	$8.56	1.93%
	Hypothetical	[1]	$1,000.00	$1,015.43	$9.82	1.93%
Class R	Actual		$1,000.00	$765.30	$6.39	1.44%
	Hypothetical	[1]	$1,000.00	$1,017.90	$7.33	1.44%
Institutional Service Class	Actual		$1,000.00	$767.00	$4.35	0.98%
	Hypothetical	[1]	$1,000.00	$1,020.21	$4.99	0.98%
Institutional Class	Actual		$1,000.00	$767.00	$4.09	0.92%
	Hypothetical	[1]	$1,000.00	$1,020.51	$4.68	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Small Cap Value Fund

Asset Allocation
Common Stocks	95.3%
Repurchase Agreement	4.8%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Industries
Commercial Banks	13.9%
Insurance	7.7%
Semiconductors & Semiconductor Equipment	4.9%
Containers & Packaging	3.9%
Real Estate Investment Trust (REIT)	3.9%
Hotels, Restaurants & Leisure	3.7%
Commercial Services & Supplies	3.5%
Thrifts & Mortgage Finance	3.5%
Software	3.5%
Gas Utilities	3.1%
Other	48.4%
100.0%

Top Holdings*
CONMED Corp.	1.7%
Integrated Device Technology, Inc.	1.6%
Volt Information Sciences, Inc.	1.6%
Reinsurance Group of America, Inc., Class B	1.6%
HCC Insurance Holdings, Inc.	1.5%
Silgan Holdings, Inc.	1.4%
National Penn Bancshares, Inc.	1.4%
Berkshire Hills Bancorp, Inc.	1.4%
Astoria Financial Corp.	1.3%
Tessera Technologies, Inc.	1.2%
Other	85.3%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

Statement of Investments

October 31, 2008

Aberdeen Small Cap Value Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.3%)
Aerospace & Defense (1.5%)
AAR Corp.*	598	$9,562
Ducommun, Inc.	1,305	26,348
Hexcel Corp.*	1,400	18,480
Moog, Inc., Class A*	300	10,536
		64,926
Airlines (1.6%)
AirTran Holdings, Inc.*	6,250	25,563
US Airways Group, Inc.*	3,980	40,357
		65,920
Auto Components (0.3%)
Gentex Corp.	566	5,428
Lear Corp.*	1,700	3,417
Sauer-Danfoss, Inc.	225	2,306
		11,151
Automobiles (0.1%)
Thor Industries, Inc.	330	5,907
Beverages (0.6%)
Constellation Brands, Inc., Class A*	2,000	25,080
Building Products (0.5%)
Universal Forest Products, Inc.	949	22,444
Capital Markets (2.0%)
Cowen Group, Inc.*	1,022	7,226
FCStone Group, Inc.*	1,165	6,932
Lazard Ltd., Class A	1,420	42,841
Waddell & Reed Financial, Inc., Class A	2,010	29,185
		86,184
Chemicals (0.3%)
Penford Corp.	1,000	12,870
Commercial Banks (13.9%)
Amcore Financial, Inc.	515	2,395
Boston Private Financial Holdings, Inc.	3,213	28,403
Cascade Bancorp	4,911	46,851
Columbia Banking System, Inc.	1,897	30,200
Comerica, Inc.	760	20,968
First Commonwealth Financial Corp.	3,220	35,613
FirstMerit Corp.	260	6,063
Glacier Bancorp, Inc.	500	10,085
Hancock Holding Co.	200	8,832
KeyCorp	1,140	13,942
Lakeland Bancorp, Inc.	283	3,119
Lakeland Financial Corp.	1,770	39,737
National City Corp.	10,170	27,459
National Penn Bancshares, Inc.	3,392	57,460
Old National Bancorp	1,300	24,622
S&T Bancorp, Inc.	109	3,717

	Shares or Principal Amount	Value
Southside Bancshares, Inc.	496	$11,949
Sterling Bancorp	3,329	52,199
Sterling Bancshares, Inc.	1,626	12,943
Trico Bancshares	2,000	43,080
Washington Trust Bancorp, Inc.	1,290	27,503
Webster Financial Corp.	1,557	28,867
Wilmington Trust Corp.	1,634	47,157
Zions Bancorp	86	3,277
		586,441
Commercial Services & Supplies (3.5%)
Administaff, Inc.	800	15,992
Corrections Corp. of America*	2,230	42,615
EnergySolutions, Inc.	2,881	12,993
Kimball International, Inc., Class B	1,197	8,918
Volt Information Sciences, Inc.*	8,860	67,779
		148,297
Communications Equipment (2.1%)
ADC Telecommunications, Inc.*	3,511	22,260
Cogo Group, Inc.*	400	2,176
Powerwave Technologies, Inc.*	14,339	13,622
Sycamore Networks, Inc.*	4,090	13,661
Tellabs, Inc.*	8,610	36,506
		88,225
Construction & Engineering (0.1%)
Michael Baker Corp.*	140	3,336
Sterling Construction Co., Inc.*	59	780
		4,116
Containers & Packaging (3.9%)
Greif, Inc., Class A	372	15,096
Pactiv Corp.*	2,170	51,125
Rock-Tenn Co., Class A	1,367	41,570
Silgan Holdings, Inc.	1,263	58,780
		166,571
Diversified Consumer Services (0.6%)
Career Education Corp.*	1,562	24,695
Diversified Financial Services (1.8%)
Interactive Brokers Group, Inc., Class A*	1,631	34,855
Northwest Bancorp, Inc.	1,600	42,400
		77,255
Diversified Telecommunication Services (0.9%)
Alaska Communications Systems Holdings, Inc.	4,230	39,508
Electric Utilities (1.2%)
Allete, Inc.	500	17,500
Westar Energy, Inc.	1,600	31,184
		48,684

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (continued)

October 31, 2008

Aberdeen Small Cap Value Fund

	Shares or Principal Amount	Value
Electrical Equipment (0.9%)
EnPro Industries, Inc.*	630	$13,992
Regal-Beloit Corp.	796	25,918
		39,910
Electronic Equipment & Instruments (2.6%)
Anixter International, Inc.*	200	6,722
Avnet, Inc.*	2,530	42,352
Celestica, Inc.*	1,000	4,990
Harman International Industries, Inc.	600	11,022
Mettler Toledo International, Inc.*	550	42,097
Technitrol, Inc.	200	1,154
		108,337
Energy Equipment & Services (0.3%)
T-3 Energy Services, Inc.*	440	10,608
Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	231	6,152
Wendy’s/Arby’s Group, Inc., Class A	5,525	20,000
		26,152
Food Products (0.6%)
Pilgrim’s Pride Corp.	1,200	1,320
Smithfield Foods, Inc.*	2,120	22,302
		23,622
Gas Utilities (3.1%)
New Jersey Resources Corp.	650	24,206
Nicor, Inc.	200	9,242
Northwest Natural Gas Co.	500	25,440
Piedmont Natural Gas Co.	850	27,982
South Jersey Industries, Inc.	400	13,628
WGL Holdings, Inc.	900	28,971
		129,469
Health Care Equipment & Supplies (2.5%)
CONMED Corp.*	2,716	71,159
Inverness Medical Innovations, Inc.*	1,690	32,364
		103,523
Health Care Providers & Services (0.5%)
Five Star Quality Care, Inc.*	4,457	8,736
Healthspring, Inc.*	340	5,617
Hythiam, Inc.*	3,698	2,367
LHC Group, Inc.*	130	4,586
		21,306
Hotels, Restaurants & Leisure (3.7%)
CBRL Group, Inc.	1,022	20,358
Darden Restaurants, Inc.	580	12,859
Denny’s Corp.*	6,132	10,976
Domino’s Pizza, Inc.*	646	3,844

	Shares or Principal Amount	Value
International Speedway Corp., Class A	1,013	$31,798
Ruby Tuesday, Inc.*	7,320	17,641
Ruth’s Hospitality Group, Inc.*	6,000	13,740
Speedway Motorsports, Inc.	390	6,220
Texas Roadhouse, Inc., Class A*	5,280	37,066
		154,502
Household Products (1.0%)
Centex Corp.	2,110	25,848
Energizer Holdings, Inc.*	320	15,635
		41,483
Industrial Conglomerates (1.0%)
Teleflex, Inc.	800	42,392
Information Technology Services (2.7%)
CACI International, Inc., Class A*	619	25,491
Ciber, Inc.*	1,513	8,170
Ness Technologies, Inc.*	2,940	21,727
Perot Systems Corp., Class A*	540	7,771
SRA International, Inc., Class A*	1,730	31,970
SYKES Enterprises, Inc.*	1,044	16,662
Wright Express Corp.*	280	3,833
		115,624
Insurance (7.7%)
American Safety Insurance Holdings Ltd.*	1,600	16,560
Amtrust Financial Services, Inc.	3,220	31,620
Endurance Specialty Holdings Ltd.	1,278	38,647
Hanover Insurance Group, Inc. (The)	1,290	50,633
HCC Insurance Holdings, Inc.	2,850	62,871
PartnerRe Ltd.	460	31,137
Reinsurance Group of America, Inc., Class A	160	5,974
Reinsurance Group of America, Inc., Class B*	1,790	66,302
Willis Group Holdings Ltd.	880	23,091
		326,835
Internet Software & Services (0.1%)
ValueClick, Inc.*	700	5,180
Machinery (2.7%)
Barnes Group, Inc.	1,400	20,314
Columbus McKinnon Corp.*	313	4,395
Dynamic Materials Corp.	919	17,461
Hardinge, Inc.	1,169	8,148
Hurco Cos., Inc.*	600	13,500
IDEX Corp.	1,357	31,455
Mueller Industries, Inc.	300	6,861
Wabtec Corp.	340	13,518
		115,652

See accompanying notes to financial statements.

Annual Report 2008

Statement of Investments (continued)

October 31, 2008

Aberdeen Small Cap Value Fund

	Shares or Principal Amount	Value
Marine (0.9%)
Omega Navigation Enterprises, Inc., Class A	2,630	$14,675
Paragon Shipping, Inc., Class A	2,155	12,068
TBS International Ltd., Class A*	1,217	10,418
Ultrapetrol Bahamas Ltd.*	552	2,285
		39,446
Media (0.8%)
Regal Entertainment Group, Class A	2,776	35,644
Metals & Mining (1.5%)
Commercial Metals Co.	1,143	12,687
Harsco Corp.	720	17,042
Steel Dynamics, Inc.	2,879	34,318
		64,047
Multi-Utilities (0.1%)
PNM Resources, Inc.	500	4,875
Oil, Gas & Consumable Fuels (2.9%)
Berry Petroleum Co., Class A	520	12,116
GeoMet, Inc.*	229	676
PetroHawk Energy Corp.*	1,718	32,556
RAM Energy Resources, Inc.*	3,800	4,674
Rex Energy Corp.*	1,249	8,468
Vantage Drilling Co.*	909	1,545
Warren Resources, Inc.*	220	1,164
Western Refining, Inc.	1,890	12,606
Whiting Petroleum Corp.*	906	47,103
		120,908
Paper & Forest Products (0.5%)
Buckeye Technologies, Inc.*	3,581	21,092
Personal Products (0.3%)
Physicians Formula Holdings, Inc.*	3,140	11,084
Prestige Brands Holdings, Inc.*	400	2,764
		13,848
Real Estate Investment Trust (REIT) (3.9%)
CBRE Realty Finance, Inc.	3,865	2,358
Cedar Shopping Centers, Inc.	2,700	25,812
Duke Realty Corp.	1,060	14,957
Entertainment Properties Trust	500	18,725
Healthcare Realty Trust, Inc.	1,388	35,463
Hersha Hospitality Trust	2,190	9,220
Lexington Realty Trust	3,000	24,090
Washington Real Estate Investment Trust	1,100	32,978
		163,603

	Shares or Principal Amount	Value
Road & Rail (1.3%)
Celadon Group, Inc.*	2,358	$25,207
Con-way, Inc.	870	29,615
		54,822
Semiconductors & Semiconductor Equipment (4.9%)
Integrated Device Technology, Inc.*	10,860	69,070
Linear Technology Corp.	930	21,092
ON Semiconductor Corp.*	4,514	23,066
RF Micro Devices, Inc.*	13,910	27,681
Silicon Motion Technology Corp. ADR — TW*	295	1,027
Teradyne, Inc.*	2,900	14,790
Tessera Technologies, Inc.*	3,030	52,358
		209,084
Software (3.5%)
Commvault Systems, Inc.*	1,910	20,437
Jack Henry & Associates, Inc.	1,100	20,911
Magma Design Automation, Inc.*	700	1,827
Novell, Inc.*	10,890	50,747
Parametric Technology Corp.*	746	9,691
Quest Software, Inc.*	3,190	42,267
		145,880
Specialty Retail (2.8%)
Cabela’s, Inc., Class A*	3,670	29,177
Dress Barn, Inc.*	1,229	11,749
J Crew Group, Inc.*	1,237	25,049
Office Depot, Inc.*	3,100	11,160
PetSmart, Inc.	1,370	26,976
Stage Stores, Inc.	1,730	13,338
		117,449
Textiles, Apparel & Luxury Goods (2.5%)
American Eagle Outfitters, Inc.	1,580	17,570
Chico’s FAS, Inc.*	5,090	17,306
Phillips-Van Heusen Corp.	1,720	42,157
Wolverine World Wide, Inc.	1,000	23,500
Zumiez, Inc.*	540	5,270
		105,803
Thrifts & Mortgage Finance (3.5%)
Astoria Financial Corp.	2,880	54,778
Berkshire Hills Bancorp, Inc.	2,200	57,266
First Niagara Financial Group, Inc.	1,200	18,924
OceanFirst Financial Corp.	201	3,334
Washington Federal, Inc.	672	11,841
		146,143

See accompanying notes to financial statements.

2008 Annual Report

Statement of Investments (concluded)

October 31, 2008

Aberdeen Small Cap Value Fund

	Shares or Principal Amount	Value
Trading Companies & Distributors (1.0%)
H&E Equipment Services, Inc.*	2,044	$11,651
Interline Brands, Inc.*	1,210	12,875
Rush Enterprises, Inc., Class A*	1,798	16,847
		41,373
Total Common Stocks		4,026,886
WARRANT (0.0%)
Health Care Providers & Services (0.0%)
Hythiam, Inc., Expiring 11/06/12*	2,600	0
REPURCHASE AGREEMENT (4.8%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $203,538, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $207,609	$203,538	203,538
Total Repurchase Agreements		203,538
Total Investments (Cost $5,501,927) (a)—100.1%		4,230,424

Liabilities in excess of other assets—(0.1)%		(4,066)
Net Assets—100.0%		$4,226,358

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
TW	Taiwan

See accompanying notes to financial statements.

Annual Report 2008

Aberdeen Technology and Communications Fund (Unaudited)

The Aberdeen Technology and Communications Fund returned –48.17% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –41.46% return of its benchmark, the S&P North American Technology Sector Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Science and Technology Funds (consisting of 95 funds) was –47.08% for the period.

Over the last few years, investing in technology has been difficult, given the relatively high valuations in the sector. However, as the markets have declined, strong companies are enhancing their positions. While the technology sector will be affected by the troubled macroeconomic conditions, unlike the burst of the tech bubble early in the decade, companies have not been overspending on technology purchases ahead of this recession.

Fund performance for the annual period was hindered by stock selection in computers and peripherals, and Internet software and services, and both stock selection and an underweight relative to the benchmark S&P North American Technology Sector Index in IT services. The portfolio’s exposure to the independent power producers and energy segment of the utilities sector, which is not represented in the benchmark index, also had a negative impact. The primary individual detractors included positions in two storage device manufacturers: Seagate Technology Inc. and NetApp Inc. Seagate Technology’s shares fell as investors anticipated that a decline in PC sales will have a negative impact on the company’s earnings. NetApp had experienced robust growth, but lowered its earnings expectations, leading the company to focus on managing profit margins.

The Fund’s relative return for the period was enhanced mainly by an overweight position in the consumer discretionary sector and security selection in industrials and telecommunication services. Holdings in Tessera Technologies Inc. in the semiconductors and semiconductor equipment industry, and American Tower Corp., a manufacturer and operator of wireless and broadcast communication towers, were positive contributors. Tessera’s shares rose on speculation that the company would be successful in its litigation against several companies for patent infringement. American Tower Corp. benefited from recurring revenue streams from fees paid by wireless telecommunications companies for the use of the company’s wireless communication towers.

During the period, we reduced the number of holdings in the portfolio in an effort to focus the Fund’s exposure. We have actively tilted the portfolio away from low-margin, commodity businesses and invested in those with strong intellectual property – companies that own patents or trademarks and receive compensation for the use of their products or services – and/or have another competitive advantage. Given the difficult environment, we have also increased our holdings in companies with recurring revenue streams.

At the end of the period, the Fund was overweight relative to its benchmark in IT services, and was positioned with underweights in computers and peripherals, communications equipment, Internet software and services, and semiconductors and semiconductor equipment. The portfolio also had a small allocation to wireless telecommunication services, and had no exposure to the Internet and catalog retail subsector.

As the recession unfolds, consumer spending will likely remain under pressure. Additionally, companies will continue to seek efficiencies from their technology expenses. While the technology industry is maturing and many market segments are seeing the corresponding changes in their growth profiles, we believe that there are trends and technologies that will see strong growth going forward. Consequently, we believe that the current market conditions are providing attractive opportunities for technology investments in the long term.

Portfolio Management:

Ralph Bassett and Robert Mattson

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Investing 25% or more of the Fund’s net assets in technology and communications industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2008 Annual Report

Aberdeen Technology and Communications Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Expense Ratio*
Class A11	w/o SC2	-48.17%	-5.37%	-12.90%	1.68%
	w/SC3	-51.13%	-6.51%	-13.52%
Class B11	w/o SC2	-48.53%	-6.09%	-13.54%	2.36%
	w/SC4	-50.48%	-6.37%	-13.54%
Class C5,8	w/o SC2	-48.55%	-6.06%	-13.46%	2.36%
	w/SC7	-48.94%	-6.06%	-13.46%
Class R6,10		-48.31%	-5.66%	-13.30%	2.06%
Institutional Service Class[10,11]		-47.95%	-4.96%	-12.51%	1.36%
Institutional Class[9,10]		-48.12%	-5.15%	-12.61%	1.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on June 30, 2000.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Technology and Communications Fund, from the creation of Class C shares, March 1, 2001, to June 23, 2008. Returns prior to March 1, 2001 incorporate the performance of Class B of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Technology and Communications Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Class C performance has been adjusted to reflect applicable sales charges. Please consult the Fund’s prospectus for more detail.
6	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Technology and Communications Fund, from the creation of Class R shares, December 30, 2003 to June 23, 2008. Returns prior to December 30, 2003 incorporate the performance of Class B of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Technology and Communications Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
9	Returns incorporate the performance of the Fund’s Predecessor Fund, the Nationwide Technology and Communications Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Technology and Communications Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
10	Not subject to any sales charges.
11	Returns prior to June 23, 2008 reflect the performance of the Predecessor Fund, the Nationwide Technology and Communications Fund. The Aberdeen Technology and Communications Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

Annual Report 2008

Aberdeen Technology and Communications Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Technology and Communications Fund, S&P North American Technology Sector Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P North American Technology Sector Index is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. The Technology and Communication Fund’s index was the Goldman Sachs Technology Composite Index. Standard & Poor’s acquired the Goldman Sachs Technology Composite Index in February 2007 and recently rebranded the index to its current name.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Technology and Communications Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$628.50	$6.67	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.94	$8.30	1.63%
Class B	Actual		$1,000.00	$624.60	$9.52	2.33%
	Hypothetical	[1]	$1,000.00	$1,013.42	$11.86	2.33%
Class C	Actual		$1,000.00	$625.00	$9.52	2.33%
	Hypothetical	[1]	$1,000.00	$1,013.42	$11.86	2.33%
Class R	Actual		$1,000.00	$627.60	$7.49	1.83%
	Hypothetical	[1]	$1,000.00	$1,015.94	$9.32	1.83%
Institutional Service Class	Actual		$1,000.00	$629.30	$5.94	1.45%
	Hypothetical	[1]	$1,000.00	$1,017.85	$7.38	1.45%
Institutional Class	Actual		$1,000.00	$628.00	$5.44	1.33%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.77	1.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Annual Report 2008

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Technology and Communications Fund

Asset Allocation
Common Stocks	94.4%
Repurchase Agreement	11.4%
Liabilities in excess of other assets	(5.8%	)
	100.0%

Top Industries
Software	18.6%
Semiconductors & Semiconductor Equipment	15.7%
Communications Equipment	14.2%
Computers & Peripherals	14.1%
Information Technology Services	13.0%
Internet Software & Services	7.4%
Wireless Telecommunication Services	4.6%
Electronic Equipment & Instruments	2.8%
Machinery	1.6%
Office Electronics	1.5%
Other	6.5%
100.0%

Top Holdings*
QUALCOMM, Inc.	5.5%
Microsemi Corp.	3.6%
Cognizant Technology Solutions Corp., Class A	3.5%
Oracle Corp.	3.5%
Cisco Systems, Inc.	3.4%
Microsoft Corp.	3.2%
Alliance Data Systems Corp.	3.2%
Google, Inc., Class A	3.1%
Tessera Technologies, Inc.	3.1%
American Tower Corp., Class A	3.0%
Other	64.9%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

2008 Annual Report

Statement of Investments

October 31, 2008

Aberdeen Technology and Communications Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.4%)
Communications Equipment (14.2%)
Cisco Systems, Inc.*	25,494	$453,029
Comverse Technology, Inc.*	25,670	186,621
Nokia OYJ ADR — FI	20,785	315,516
Nortel Networks Corp. ADR — CA*	8	10
QUALCOMM, Inc.	18,859	721,545
Research In Motion Ltd.*	3,851	194,206
		1,870,927
Computers & Peripherals (14.1%)
Apple, Inc.*	2,623	282,209
Dell, Inc.*	30,640	372,276
EMC Corp.*	27,180	320,180
International Business Machines Corp.	2,685	249,625
NetApp, Inc.*	20,540	277,906
Seagate Technology	22,020	149,075
Wincor Nixdorf AG (a)	4,565	198,264
		1,849,535
Consumer Finance (0.9%)
MasterCard, Inc., Class A	780	115,300
Electronic Equipment & Instruments (2.8%)
Anixter International, Inc.*	5,000	168,050
Omron Corp. (a)	14,184	202,548
		370,598
Information Technology Services (13.0%)
Alliance Data Systems Corp.*	8,250	413,820
Automatic Data Processing, Inc.	8,450	295,327
Cognizant Technology Solutions Corp., Class A*	24,011	461,011
Euronet Worldwide, Inc.*	20,160	240,307
SAIC, Inc.*	10,140	187,286
Wright Express Corp.*	7,720	105,687
		1,703,438
Internet Software & Services (7.4%)
Google, Inc., Class A*	1,132	406,796
Omniture, Inc.*	20,690	237,935
Solera Holdings, Inc.*	12,950	322,325
		967,056
Machinery (1.6%) (a)
Fanuc Ltd.	3,187	212,389
Office Electronics (1.5%) (a)
Canon, Inc.	5,800	202,993
Semiconductors & Semiconductor Equipment (15.7%)
ASM Pacific Technology Ltd. (a)	26,900	89,874
Intel Corp.	17,992	287,872

	Shares or Principal Amount	Value
Microsemi Corp.*	21,920	$476,540
NVIDIA Corp.*	29,400	257,544
Samsung Electronics Co., Ltd. GDR — KR	1,981	257,530
Tessera Technologies, Inc.*	23,310	402,797
Texas Instruments, Inc.	14,839	290,251
		2,062,408
Software (18.6%)
Adobe Systems, Inc.*	10,670	284,249
Checkpoint Software Technologies Ltd.*	12,440	251,537
Citrix Systems, Inc.*	14,620	376,757
Electronic Arts, Inc.*	9,239	210,464
Microsoft Corp.	18,719	417,995
Oracle Corp.*	25,032	457,835
Quest Software, Inc.*	10,790	142,968
Synopsys, Inc.*	16,250	297,050
		2,438,855
Wireless Telecommunication Services (4.6%)
American Tower Corp., Class A*	12,061	389,691
Vodafone Group PLC (a)	110,204	211,957
		601,648
Total Common Stocks		12,395,147
REPURCHASE AGREEMENT (11.4%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $1,495,729, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $1,525,640	$1,495,725	1,495,725
Total Repurchase Agreements		1,495,725
Total Investments (Cost $18,255,387) (b)—105.8%		13,890,872

Liabilities in excess of other assets—(5.8)%		(763,512)
Net Assets—100.0%		$13,127,360

*	Non-income producing security.
(a)	Fair Valued Security.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt
CA	Canada
FI	Finland
GDR	Global Depository Receipt
KR	Republic of South Korea

See accompanying notes to financial statements.

Annual Report 2008

Statements of Assets and Liabilities

October 31, 2008

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund	Aberdeen Hedged Core Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Select Equity Fund
Assets:
Investments, at value (cost $105,281,673; $25,674,171; $5,784,341; $120,445,199; $16,169,691)	$95,915,423	$21,821,318	$4,396,190	$72,455,380	$13,496,556
Repurchase agreements, at cost and value	26,595,375	1,997,591	216,242	3,971,161	1,420,624

Total Investments	122,510,798	23,818,909	4,612,432	76,426,541	14,917,180

Cash	46,298,464	–	–	–	–
Foreign currency, at value (cost $0; $23; $0; $0; $0)	–	17	–	–	–
Interest and dividends receivable	132,040	25,043	7,311	148,524	11,232
Receivable for capital shares issued	462,933	163	–	67,521	765
Receivable for investments sold	3,656,761	101,339	–	1,124,250	847,637
Receivable from adviser	109,958	–	–	–	12,271
Prepaid expenses and other assets	72,848	43,937	59,649	53,323	38,723

Total Assets	173,243,802	23,989,408	4,679,392	77,820,159	15,827,808

Liabilities:
Cash overdraft	–	3,566	154,111	10,523	2,421
Payable for investments purchased	8,374,780	1,201,259	–	1,940,298	1,382,218
Payable for capital shares redeemed	388,415	103,826	–	169,521	31,584
Securities sold short, at value (Proceeds $28,426,694; $0; $1,095,300; $0; $0)	26,157,514	–	952,009	–	–
Accrued expenses and other payables:
Investment advisory fees	–	46,948	1,880	46,356	–
Fund administration and transfer agent fees	26,373	1,364	204	19,180	1,679
Distribution fees	47,963	2,214	4	19,585	3,319
Administrative services fees	7	8,172	3	267	4,752
Compliance program costs	1,520	546	395	956	477
Other	111,099	26,985	20,874	46,975	24,568

Total Liabilities	35,107,671	1,394,880	1,129,480	2,253,661	1,451,018

Net Assets	$138,136,131	$22,594,528	$3,549,912	$75,566,498	$14,376,790

Represented by:
Capital	$159,098,211	$27,993,883	$5,269,293	$127,513,302	$22,488,402
Accumulated net investment income (loss)	–	–	8,593	193,149	–
Accumulated net realized gain (loss) from investment and foreign currency transactions	(13,865,010)	(1,546,496)	(483,114)	(4,150,134)	(5,438,477)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(7,097,070)	(3,852,859)	(1,244,860)	(47,989,819)	(2,673,135)

Net Assets	$138,136,131	$22,594,528	$3,549,912	$75,566,498	$14,376,790

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund		Aberdeen Hedged Core Equity Fund		Aberdeen Natural Resources Fund	Aberdeen Select Equity Fund
Net Assets:
Class A Shares	$90,320,373	$5,999,558		$14,520		$43,189,215	$6,245,461
Class B Shares	2,222,079	309,954		691		2,189,764	626,320
Class C Shares	31,287,378	740,645		691		8,224,380	1,672,348
Class R Shares	76,436	6,124		698		4,134,650	16,308
Institutional Service Class Shares	N/A	936,099		706		2,118,808	302,041
Institutional Class Shares	14,229,865	14,602,148		3,532,606		15,709,681	5,514,312

Total	$138,136,131	$22,594,528		$3,549,912		$75,566,498	$14,376,790

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,630,054	730,221		2,146		3,402,721	774,120
Class B Shares	219,946	40,077		103		179,140	81,038
Class C Shares	4,104,400	95,745		103		672,000	216,632
Class R Shares	7,449	771		104		330,045	2,071
Institutional Service Class Shares	N/A	111,192		105		165,404	36,787
Institutional Class Shares	1,351,744	1,726,276		524,983		1,224,217	678,600

Total	14,313,593	2,704,282		527,544		5,973,527	1,789,248

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.47	$8.22		$6.76	(c)	$12.69	$8.07
Class B Shares (a)	$10.10	$7.73		$6.68	(c)	$12.22	$7.73
Class C Shares (b)	$ 7.62	$7.74		$6.69	(c)	$12.24	$7.72
Class R Shares	$10.26	$7.95	(c)	$6.71		$12.53	$7.88	(c)
Institutional Service Class Shares	N/A	$8.42		$6.72		$12.81	$8.21
Institutional Class Shares	$10.53	$8.46		$6.73		$12.83	$8.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.11	$8.72		$7.17		$13.46	$8.56
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%		5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen Select Growth Fund	Aberdeen Select Mid Cap Growth Fund	Aberdeen Select Small Cap Fund	Aberdeen Small Cap Fund	Aberdeen Small Cap Growth Fund
Assets:
Investments, at value (cost $76,042,770; $28,598,259; $22,759,143; $623,632,185; $6,433,224)	$64,271,062	$21,417,864	$16,264,971	$357,320,087	$5,316,866
Repurchase agreements, at cost and value	354,521	1,548,567	520,401	4,986,601	136,000

Total Investments	64,625,583	22,966,431	16,785,372	362,306,688	5,452,866

Interest and dividends receivable	94,485	14,702	8,722	86,701	2,302
Receivable for capital shares issued	33,975	460	5,396	321,366	12
Receivable for investments sold	2,227,212	359,124	1,060,831	1,258,192	78,110
Receivable from adviser	–	16,573	22,580	–	–
Prepaid expenses and other assets	49,773	51,750	55,979	40,656	55,694

Total Assets	67,031,028	23,409,040	17,938,880	364,013,603	5,588,984

Liabilities:
Cash overdraft	6,369	3,969	44,210	33,204	1,808
Payable for investments purchased	1,850,036	107,235	1,230,691	3,211,271	102,410
Payable for capital shares redeemed	233,897	74,104	35,608	9,329,704	4,157
Accrued expenses and other payables:
Investment advisory fees	35,412	–	–	48,438	27,222
Fund administration and transfer agent fees	20,138	6,753	7,057	143,902	291
Distribution fees	26,353	2,279	8,768	122,041	332
Administrative services fees	6,301	3,594	991	110,443	–
Compliance program costs	903	557	512	3,423	411
Other	52,879	36,714	30,691	300,086	21,937

Total Liabilities	2,232,288	235,205	1,358,528	13,302,512	158,568

Net Assets	$64,798,740	$23,173,835	$16,580,352	$350,711,091	$5,430,416

Represented by:
Capital	$95,943,930	$56,479,501	$37,359,523	$848,646,755	$7,720,407
Accumulated net investment (loss)	–	–	–	(97,869)	–
Accumulated net realized gain (loss) from investment transactions	(19,373,482)	(26,125,271)	(14,284,999)	(231,525,697)	(1,173,633)
Net unrealized appreciation/depreciation on investments	(11,771,708)	(7,180,395)	(6,494,172)	(266,312,098)	(1,116,358)

Net Assets	$64,798,740	$23,173,835	$16,580,352	$350,711,091	$5,430,416

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen Select Growth Fund	Aberdeen Select Mid Cap Growth Fund	Aberdeen Select Small Cap Fund	Aberdeen Small Cap Fund	Aberdeen Small Cap Growth Fund
Net Assets:
Class A Shares	$39,294,151	$4,659,257	$6,173,379	$231,150,499	$286,918
Class B Shares	3,175,704	963,732	764,495	8,191,779	4,736
Class C Shares	16,889,225	520,633	6,920,687	66,081,029	307,570
Class D Shares	N/A	5,948,031	N/A	N/A	N/A
Class R Shares	922,184	979	388,310	4,824,861	850
Institutional Service Class Shares	317,329	N/A	99,186	14,009,151	862
Institutional Class Shares	4,200,147	11,081,203	2,234,295	26,453,772	4,829,480

Total	$64,798,740	$23,173,835	$16,580,352	$350,711,091	$5,430,416

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,058,843	417,088	1,089,652	24,007,184	39,837
Class B Shares	525,094	94,998	138,916	926,572	669
Class C Shares	2,771,276	51,292	1,255,610	7,455,068	43,419
Class D Shares	N/A	515,481	N/A	N/A	N/A
Class R Shares	148,019	87	69,441	531,823	119
Institutional Service Class Shares	47,825	N/A	17,359	1,415,826	119
Institutional Class Shares	629,494	961,933	390,680	2,671,473	666,960

Total	10,180,551	2,040,879	2,961,658	37,007,946	751,123

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.49	$11.17	$5.67	$ 9.63	$7.20
Class B Shares (a)	$6.05	$10.14	$5.50	$ 8.84	$7.08
Class C Shares (b)	$6.09	$10.15	$5.51	$ 8.86	$7.08
Class D Shares	N/A	$11.54	N/A	N/A	N/A
Class R Shares	$6.23	$11.23 (c)	$5.59	$ 9.07	$7.13	(c)
Institutional Service Class Shares	$6.64	N/A	$5.71	$ 9.89	$7.23	(c)
Institutional Class Shares	$6.67	$11.52	$5.72	$ 9.90	$7.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.89	$11.85	$6.02	$10.22	$7.64
Class D Shares	N/A	$12.08	N/A	N/A	N/A
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%
Class D Shares	N/A	4.50%	N/A	N/A	N/A

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen Small Cap Opportunities Fund	Aberdeen Small Cap Value Fund	Aberdeen Technology and Communications Fund
Assets:
Investments, at value (cost $6,204,176; $5,298,389; $16,759,662)	$4,477,104	$4,026,886	$12,395,147
Repurchase agreements, at cost and value	147,331	203,538	1,495,725

Total Investments	4,624,435	4,230,424	13,890,872

Cash	38,093	–	–
Foreign currency, at value (cost $0; $0; $343,289)	–	–	326,830
Interest and dividends receivable	3,121	4,299	6,883
Receivable for capital shares issued	–	–	732
Receivable for investments sold	–	1,062	56,547
Prepaid expenses and other assets	56,864	57,704	49,290

Total Assets	4,722,513	4,293,489	14,331,154

Liabilities:
Cash overdraft	–	1,664	2,599
Payable for investments purchased	–	37,622	1,119,570
Payable for capital shares redeemed	–	–	46,537
Accrued expenses and other payables:
Investment advisory fees	11,964	5,455	4,236
Fund administration and transfer agent fees	420	253	5,081
Distribution fees	530	319	728
Administrative servicing fees	26	9	1,657
Compliance program costs	406	401	469
Other	21,667	21,408	22,917

Total Liabilities	35,013	67,131	1,203,794

Net Assets	$4,687,500	$4,226,358	$13,127,360

Represented by:
Capital	$7,082,450	$6,749,332	$25,172,838
Accumulated net investment income (loss)	554	26,071	–
Accumulated net realized gain (loss) from investment and foreign currency transactions	(668,432)	(1,277,542)	(7,665,683)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,727,072)	(1,271,503)	(4,379,795)

Net Assets	$4,687,500	$4,226,358	$13,127,360

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Assets and Liabilities (concluded)

October 31, 2008

	Aberdeen Small Cap Opportunities Fund		Aberdeen Small Cap Value Fund		Aberdeen Technology and Communications Fund
Net Assets:
Class A Shares	$962,756		$166,942		$1,754,163
Class B Shares	37,394		46,286		253,028
Class C Shares	344,240		283,310		152,691
Class R Shares	660		737		760
Institutional Service Class Shares	668		745		749
Institutional Class Shares	3,341,782		3,728,338		10,965,969

Total	$4,687,500		$4,226,358		$13,127,360

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	148,465		26,807		780,246
Class B Shares	5,820		7,496		121,575
Class C Shares	53,514		45,794		72,685
Class R Shares	102		118		356
Institutional Service Class Shares	103		120		318
Institutional Class Shares	514,271		597,516		4,699,898

Total	722,275		677,851		5,675,078

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.48		$6.23		$2.25
Class B Shares (a)	$6.43		$6.17		$2.08
Class C Shares (b)	$6.43		$6.19		$2.10
Class R Shares	$6.46	(c)	$6.22	(c)	$2.14	(c)
Institutional Service Class Shares	$6.49		$6.24	(c)	$2.36
Institutional Class Shares	$6.50		$6.24		$2.33
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.88		$6.61		$2.39
Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Operations

For the Year Ended October 31, 2008

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund	Aberdeen Hedged Core Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Select Equity Fund
INVESTMENT INCOME:
Dividend income	$904,097	$394,831	$108,337	$1,186,999	$314,515
Interest income	1,728,608	11,080	25,302	305,883	24,686
Income from securities lending	–	1,538	–	–	–
Foreign tax withholding	–	–	–	(3,634)	(30)

Total Income	2,632,705	407,449	133,639	1,489,248	339,171

Expenses:
Investment advisory fees	2,094,189	273,437	60,807	795,509	153,706
Fund administration and transfer agent fees	254,326	23,401	10,992	158,030	21,268
Distribution fees Class A	212,964	19,654	59	163,246	19,947
Distribution fees Class B	24,973	3,699	10	35,384	9,462
Distribution fees Class C	285,544	10,826	10	148,270	28,132
Distribution fees Class R	122	69	4	23,167	209
Administrative services fees Class A	7,291	11,823	–	15,097	6,731
Administrative services fees Class R	1	–	1	–	–
Administrative services fees Institutional Service Class	–	57	–	–	47
Dividend expense for securities sold short	572,339	–	26,440	–	–
Registration and filing fees	55,384	31,863	8,353	53,780	44,005
Trustee fees	22,021	8,702	6,283	17,361	7,418
Compliance program costs	4,388	1,747	1,232	3,301	1,504
Audit fees	44,868	19,230	13,703	31,220	16,116
Other	196,510	34,676	6,782	110,276	39,965

Total expenses	3,774,920	439,184	134,676	1,554,641	348,510

Earnings credit	(13,680)	(636)	(660)	(8,202)	(785)
Expenses voluntarily reduced by Investment Adviser	(349,032)	–	–	–	–
Expenses reimbursed	(261,716)	(3,207)	(31,123)	–	(80,193)

Net Expenses	3,150,492	435,341	102,893	1,546,439	267,532

Net Investment Income (Loss)	(517,787)	(27,892)	30,746	(57,191)	71,639

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Operations (continued)

For the Year Ended October 31, 2008

	Aberdeen Equity Long-Short Fund	Aberdeen Health Sciences Fund	Aberdeen Hedged Core Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Select Equity Fund
REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	$(6,591,353)	$(1,265,078)	$(460,897)	$5,347,229	$(5,358,108)
Realized gain (loss) on foreign currency transactions	–	(2,801)	–	18,613	–

Net realized gain (loss) on investments and foreign currency transactions	(6,591,353)	(1,267,879)	(460,897)	5,365,842	(5,358,108)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(11,674,281)	(7,311,543)	(1,625,874)	(59,913,086)	(3,439,830)

Net realized/unrealized gain (loss) from investments and foreign currency transactions	(18,265,634)	(8,579,422)	(2,086,771)	(54,547,244)	(8,797,938)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,783,421)	$(8,607,314)	$(2,056,025)	$(54,604,435)	$(8,726,299)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Operations (continued)

For the Year Ended October 31, 2008

	Aberdeen Select Growth Fund	Aberdeen Select Mid Cap Growth Fund	Aberdeen Select Small Cap Fund	Aberdeen Small Cap Fund	Aberdeen Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$850,996	$208,500	$445,155	$9,822,898	$35,672
Interest income	80,976	61,064	15,183	161,851	7,250
Income from securities lending	17,441	2,271	–	1,687,881	–
Foreign tax withholding	–	(109)	–	(2,149)	–

Total Income	949,413	271,726	460,338	11,670,481	42,922

Expenses:
Investment advisory fees	957,729	283,993	308,909	5,520,262	67,635
Fund administration and transfer agent fees	217,390	55,170	58,140	1,218,057	9,585
Distribution fees Class A	165,419	18,315	32,228	1,137,098	1,100
Distribution fees Class B	50,124	17,306	15,993	138,290	63
Distribution fees Class C	282,053	8,691	137,480	1,345,052	4,189
Distribution fees Class R	7,589	7	2,943	37,302	6
Administrative services fees Class A	35,983	5,729	3,624	229,025	28
Administrative services fees Class R	–	1	22	–	1
Administrative services fees Institutional Service Class	3	–	225	2,711	–
Registration and filing fees	48,839	47,935	14,970	216,915	307
Printing fees	62,491	81,783	62,955	706,899	565
Trustee fees	16,083	9,152	8,809	71,907	6,307
Compliance program costs	3,125	1,824	1,737	13,622	1,283
Audit fees	29,049	18,558	17,681	121,948	14,159
Other	30,841	27,287	50,425	281,577	561

Total expenses	1,906,718	575,751	716,141	11,040,665	105,789

Earnings credit	(3,140)	(4,682)	(5,514)	(24,131)	(136)
Expenses reimbursed	(75,078)	(91,545)	(122,917)	(801,093)	(9,381)

Net Expenses	1,828,500	479,524	587,710	10,215,441	96,272

Net Investment Income (Loss)	(879,087)	(207,798)	(127,372)	1,455,040	(53,350)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Operations (continued)

For the Year Ended October 31, 2008

	Aberdeen Select Growth Fund	Aberdeen Select Mid Cap Growth Fund	Aberdeen Select Small Cap Fund	Aberdeen Small Cap Fund	Aberdeen Small Cap Growth Fund
REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	$(18,612,123)	$(2,818,764)	$(13,587,109)	$(223,812,981)	$(1,130,280)
Net change in unrealized appreciation/depreciation from investments	(27,063,831)	(12,644,387)	(5,309,957)	(166,471,617)	(1,889,240)

Net realized/unrealized gain (loss) from investments	(45,675,954)	(15,463,151)	(18,897,066)	(390,284,598)	(3,019,520)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(46,555,041)	$(15,670,949)	$(19,024,438)	$(388,829,558)	$(3,072,870)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Operations (continued)

For the Year Ended October 31, 2008

	Aberdeen Small Cap Opportunities Fund	Aberdeen Small Cap Value Fund	Aberdeen Technology and Communications Fund
INVESTMENT INCOME:
Dividend income	$81,604	$113,261	$107,425
Interest income	4,643	4,150	18,407
Income from securities lending	–	–	21,731
Foreign tax withholding	(51)	(15)	(3,744)

Total Income	86,196	117,396	143,819

Expenses:
Investment advisory fees	51,034	51,156	155,408
Fund administration and transfer agent fees	11,842	11,045	27,490
Distribution fees Class A	2,113	623	7,201
Distribution fees Class B	185	685	4,926
Distribution fees Class C	5,836	3,509	3,698
Distribution fees Class R	4	4	6
Administrative services fees Class A	–	–	2,489
Administrative services fees Class R	–	–	1
Administrative services fees Institutional Service Class	–	–	1
Registration and filing fees	7,782	6,175	37,508
Printing fees	9,206	7,908	11,531
Trustee fees	6,208	6,124	7,367
Compliance program costs	1,265	1,249	1,493
Audit fees	13,989	13,873	17,085
Other	18,491	21,570	20,574

Total expenses	127,955	123,921	296,778

Earnings credit	(169)	(261)	(909)
Expenses reimbursed	(49,008)	(57,433)	(34,841)

Net Expenses	78,778	66,227	261,028

Net Investment Income (Loss)	7,418	51,169	(117,209)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Operations (concluded)

For the Year Ended October 31, 2008

	Aberdeen Small Cap Opportunities Fund	Aberdeen Small Cap Value Fund	Aberdeen Technology and Communications Fund
REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	$(648,584)	$(1,171,636)	$(4,951,618)
Realized gain (loss) on foreign currency transactions	–	–	6,456

Net realized gain (loss) from investments and foreign currency transactions	(648,584)	(1,171,636)	(4,945,162)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(1,927,637)	(894,355)	(5,933,269)

Net realized/unrealized gain (loss) from investments and foreign currency transactions	(2,576,221)	(2,065,991)	(10,878,431)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,568,803)	$(2,014,822)	$(10,995,640)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(517,787)	$887,009	$(27,892)	$(35,234)
Net realized gain (loss) on investments and foreign currency transactions	(6,591,353)	10,563,720	(1,267,879)	2,623,309
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(11,674,281)	2,315,932	(7,311,543)	1,499,724

Change in net assets resulting from operations	(18,783,421)	13,766,661	(8,607,314)	4,087,799

Distributions to Shareholders From:
Net investment income:
Class A	(44,560)	(619,339)	–	–
Class B	–	(11,187)	–	–
Class C	–	(448,019)	–	–
Class R	–	(12)	–	–
Institutional Service Class	–	–	–	–
Institutional Class	(45,836)	(302,652)	–	–

Net realized gains:
Class A	–	–	(722,056)	–
Class B	–	–	(33,646)	–
Class C	–	–	(103,456)	–
Class R	–	–	(1,698)	–
Institutional Service Class	–	–	(101,606)	–
Institutional Class	–	–	(1,508,277)	–

Tax return of capital:
Class A	(91,668)	–	(180,096)	–
Class B	–	–	(9,139)	–
Class C	(8,240)	–	(25,890)	–
Class R	(1)	–	(183)	–
Institutional Service Class	–	–	(26,415)	–
Institutional Class	(25,852)	–	(462,549)	–

Change in net assets from shareholder distributions	(216,157)	(1,381,209)	(3,175,011)	–

Change in net assets from capital transactions	61,191,418	(14,316,627)	2,693,029	(1,884,695)

Change in net assets	42,191,840	(1,931,175)	(9,089,296)	2,203,104

Net Assets:
Beginning of period	95,944,291	97,875,466	31,683,824	29,480,720

End of period	$138,136,131	$95,944,291	$22,594,528	$31,683,824

Accumulated net investment income (loss) at end of period	$–	$32,637	$–	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$134,426,902	$18,686,817	$2,200,794	$2,642,702
Dividends reinvested	93,374	269,844	834,354	–
Cost of shares redeemed(a)	(77,507,127)	(28,354,193)	(2,817,855)	(5,413,694)

Total Class A	57,013,149	(9,397,532)	217,293	(2,770,992)

Class B Shares
Proceeds from shares issued	651,759	1,223,852	63,072	38,574
Dividends reinvested	–	2,671	32,442	–
Cost of shares redeemed(a)	(346,022)	(222,720)	(36,862)	(1,223,577)

Total Class B	305,737	1,003,803	58,652	(1,185,003)

Class C Shares
Proceeds from shares issued	16,710,492	5,372,757	310,194	69,494
Dividends reinvested	2,114	96,739	34,308	–
Cost of shares redeemed(a)	(6,058,029)	(21,071,582)	(400,708)	(2,766,649)

Total Class C	10,654,577	(15,602,086)	(56,206)	(2,697,155)

Class R Shares
Proceeds from shares issued	83,312	–	20,790	18,586
Dividends reinvested	1	12	140	–
Cost of shares redeemed(a)	(337)	–	(27,525)	(1,106)

Total Class R	82,976	12	(6,595)	17,480

Institutional Service Class Shares
Proceeds from shares issued	–	–	41	20,095
Dividends reinvested	–	–	126,298	–
Cost of shares redeemed(a)	–	–	(14,285)	(108)

Total Institutional Service Class	–	–	112,054	19,987

(a)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$8,717,614	$11,648,316	$8,565,628	$7,103,966
Dividends reinvested	71,684	302,652	1,970,822	–
Cost of shares redeemed(a)	(15,654,319)	(2,271,792)	(8,168,619)	(2,372,978)

Total Institutional Class	(6,865,021)	9,679,176	2,367,831	4,730,988

Change in net assets from capital transactions:	$61,191,418	$(14,316,627)	$2,693,029	$(1,884,695)

SHARE TRANSACTIONS:
Class A Shares
Issued	11,745,236	1,666,920	206,423	226,431
Reinvested	7,950	24,864	74,187	–
Redeemed	(6,912,042)	(2,633,289)	(270,644)	(460,353)

Total Class A Shares	4,841,144	(941,505)	9,966	(233,922)

Class B Shares
Issued	57,876	111,907	6,804	3,404
Reinvested	–	254	3,050	–
Redeemed	(32,383)	(20,972)	(3,742)	(105,907)

Total Class B Shares	25,493	91,189	6,112	(102,503)

Class C Shares
Issued	1,993,284	673,853	28,996	6,229
Reinvested	241	12,241	3,217	–
Redeemed	(734,363)	(2,661,235)	(41,153)	(255,899)

Total Class C Shares	1,259,162	(1,975,141)	(8,940)	(249,670)

(a)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Health Sciences Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	7,366	–	1,922	1,683
Reinvested	–	1	13	–
Redeemed	(31)	–	(2,862)	(95)

Total Class R Shares	7,335	1	(927)	1,588

Institutional Service Class Shares
Issued	–	–	–	1,654
Reinvested	–	–	10,995	–
Redeemed	–	–	(1,374)	–

Total Institutional Class Shares	–	–	9,621	1,654

Institutional Class Shares
Issued	754,627	1,064,593	853,014	608,160
Reinvested	6,073	27,675	171,682	–
Redeemed	(1,410,678)	(206,202)	(803,775)	(200,516)

Total Institutional Class Shares	(649,978)	886,066	220,921	407,644

Total change in shares:	5,483,156	(1,939,390)	236,753	(175,209)

(a)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Hedged Core Equity Fund		Aberdeen Natural Resources Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$30,746	$58,960	$(57,191)	$(149,539)
Net realized gain (loss) on investments and foreign currency transactions	(460,897)	149,712	5,365,842	11,073,100
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,625,874)	251,698	(59,913,086)	10,274,003

Change in net assets resulting from operations	(2,056,025)	460,370	(54,604,435)	21,197,564

Distributions to Shareholders From:
Net investment income:
Class A	(52)	(584)	(101,561)	–
Class B	(4)	(2)	–	–
Class C	(4)	(2)	–	–
Class R	(7)	(6)	(3,308)	–
Institutional Service Class	(11)	(11)	(6,205)	(61)
Institutional Class	(56,328)	(56,998)	(79,367)	(2,252)
Net realized gains:
Class A	(341)	–	(10,965,260)	(2,789,440)
Class B	(28)	–	(675,093)	(257,691)
Class C	(28)	–	(2,909,905)	(1,463,418)
Class R	(28)	–	(713,802)	(63,228)
Institutional Service Class	(29)	–	(428,292)	(69,369)
Institutional Class	(142,687)	–	(3,862,131)	(2,047,995)

Change in net assets from shareholder distributions	(199,547)	(57,603)	(19,744,924)	(6,693,454)

Change in net assets from capital transactions	104,639	168,707	69,336,371	17,070,294

Change in net assets	(2,150,933)	571,474	(5,012,988)	31,574,404

Net Assets:
Beginning of period	5,700,845	5,129,371	80,579,486	49,005,082

End of period	$3,549,912	$5,700,845	$75,566,498	$80,579,486

Accumulated net investment income (loss) at end of period	$8,593	$21,928	$193,149	$36,206

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Hedged Core Equity Fund		Aberdeen Natural Resources Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,242	$111,653	$84,918,650	$22,670,926
Dividends reinvested	393	170	8,631,124	2,096,000
Cost of shares redeemed(a)	(104,107)	(134)	(42,676,265)	(12,531,388)

Total Class A	(94,472)	111,689	50,873,509	12,235,538

Class B Shares
Proceeds from shares issued	–	–	2,005,211	1,349,171
Dividends reinvested	32	2	340,764	177,524
Cost of shares redeemed(a)	–	–	(768,518)	(867,779)

Total Class B	32	2	1,577,457	658,916

Class C Shares
Proceeds from shares issued	–	–	7,495,789	5,251,167
Dividends reinvested	32	2	1,524,854	796,958
Cost of shares redeemed(a)	–	(23)	(6,340,093)	(4,547,653)

Total Class C	32	(21)	2,680,550	1,500,472

Class R Shares
Proceeds from shares issued	–	–	7,438,618	2,593,684
Dividends reinvested	36	6	13,200	1,557
Cost of shares redeemed(a)	–	–	(2,653,790)	(565,557)

Total Class R	36	6	4,798,028	2,029,684

Institutional Service Class Shares
Proceeds from shares issued	–	–	4,489,765	1,047,675
Dividends reinvested	40	11	433,922	69,430
Cost of shares redeemed(a)	–	–	(1,889,772)	(474,701)

Total Institutional Service Class	40	11	3,033,915	642,404

(a)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Hedged Core Equity Fund		Aberdeen Natural Resources Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)

Institutional Class Shares
Proceeds from shares issued	$1	$22	$8,965,281	$4,255,154
Dividends reinvested	199,013	56,998	3,940,813	2,050,247
Cost of shares redeemed(a)	(43)	–	(6,533,182)	(6,302,121)

Total Institutional Class	198,971	57,020	6,372,912	3,280

Change in net assets from capital transactions:	$104,639	$168,707	$69,336,371	$17,070,294

SHARE TRANSACTIONS:
Class A Shares
Issued	1,162	10,687	3,703,586	1,020,617
Reinvested	38	16	364,929	111,371
Redeemed	(9,845)	(12)	(2,184,122)	(614,434)

Total Class A Shares	(8,645)	10,691	1,884,393	517,554

Class B Shares
Issued	–	–	85,382	60,466
Reinvested	3	–	15,100	9,632
Redeemed	–	–	(42,855)	(41,830)

Total Class B Shares	3	–	57,627	28,268

Class C Shares
Issued	–	–	355,905	243,769
Reinvested	3	–	67,694	43,219
Redeemed	–	–	(329,535)	(224,649)

Total Class C Shares	3	–	94,064	62,339

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Hedged Core Equity Fund		Aberdeen Natural Resources Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	(1)	–	351,958	122,473
Reinvested	4	1	573	83
Redeemed	–	–	(130,183)	(27,216)

Total Class R Shares	3	1	222,348	95,340

Institutional Service Class Shares
Issued	–	–	192,613	45,415
Reinvested	4	1	18,204	3,672
Redeemed	–	–	(97,840)	(22,993)

Total Institutional Service Class Shares	4	1	112,977	26,094

Institutional Class Shares
Issued	–	–	545,013	206,962
Reinvested	19,611	5,372	168,475	108,306
Redeemed	–	–	(301,516)	(273,653)

Total Institutional Class Shares	19,611	5,372	411,972	41,615

Total change in shares:	10,979	16,065	2,783,381	771,210

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Select Equity Fund		Aberdeen Select Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$71,639	$42,367	$(879,087)	$(1,100,980)
Net realized gain (loss) on investments and foreign currency transactions	(5,358,108)	2,072,867	(18,612,123)	25,419,020
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,439,830)	661,028	(27,063,831)	7,403,991

Change in net assets resulting from operations	(8,726,299)	2,776,262	(46,555,041)	31,722,031

Distributions to Shareholders From:
Net investment income:
Class A	(27,446)	(12,610)	–	–
Class R	(73)	(37)	–	–
Institutional Service Class	(2,923)	(1,493)	–	–
Institutional Class	(37,739)	(17,503)	–	–
Net realized gains:
Class A	(929,193)	(600,266)	(12,347,606)	–
Class B	(118,962)	(90,710)	(944,663)	–
Class C	(415,290)	(306,615)	(5,191,046)	–
Class R	(6,855)	(5,902)	(250,003)	–
Institutional Service Class	(54,420)	(34,120)	(72,084)	–
Institutional Class	(621,712)	(331,936)	(660,574)	–
Tax return of capital:
Class A	(1,811)	–	–	–
Class B	(233)	–	–	–
Class C	(615)	–	–	–
Class R	(11)	–	–	–
Institutional Service Class	(100)	–	–	–
Institutional Class	(1,318)	–	–	–

Change in net assets from shareholder distributions	(2,218,701)	(1,401,192)	(19,465,976)	–

Change in net assets from capital transactions	5,649,972	6,044,862	(2,283,454)	(33,452,295)

Change in net assets	(5,295,028)	7,419,932	(68,304,471)	(1,730,264)

Net Assets:
Beginning of period	19,671,818	12,251,886	133,103,211	134,833,475

End of period	$14,376,790	$19,671,818	$64,798,740	$133,103,211

Accumulated net investment income (loss) at end of period	$–	$10,724	$–	$–

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Select Equity Fund		Aberdeen Select Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,908,246	$3,959,034	$21,364,230	$24,050,540
Dividends reinvested	738,966	547,417	8,237,822	–
Cost of shares redeemed(a)	(1,800,707)	(3,819,919)	(34,378,401)	(45,980,537)

Total Class A	2,846,505	686,532	(4,776,349)	(21,929,997)

Class B Shares
Proceeds from shares issued	167,393	56,471	599,587	628,364
Dividends reinvested	86,600	61,181	413,230	–
Cost of shares redeemed(a)	(170,296)	(192,027)	(989,788)	(1,885,719)

Total Class B	83,697	(74,375)	23,029	(1,257,355)

Class C Shares
Proceeds from shares issued	744,402	1,391,356	7,778,833	5,854,557
Dividends reinvested	178,381	150,052	1,256,772	–
Cost of shares redeemed(a)	(1,241,473)	(1,734,945)	(9,228,467)	(15,094,859)

Total Class C	(318,690)	(193,537)	(192,862)	(9,240,302)

Class R Shares
Proceeds from shares issued	9,490	85,142	844,354	878,014
Dividends reinvested	203	126	249	–
Cost of shares redeemed(a)	(35,961)	(26,111)	(716,999)	(557,374)

Total Class R	(26,268)	59,157	127,604	320,640

Institutional Service Class Shares
Proceeds from shares issued	113	20	17	–
Dividends reinvested	57,443	35,613	72,084	–
Cost of shares redeemed(a)	–	–	–	(376,007)

Total Institutional Service Class	57,556	35,633	72,101	(376,007)

(a)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Select Equity Fund		Aberdeen Select Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$4,209,675	$6,174,550	$3,880,033	$1,801,031
Dividends reinvested	660,767	349,439	660,574	–
Cost of shares redeemed(a)	(1,863,270)	(992,537)	(2,077,584)	(2,770,305)

Total Institutional Class	3,007,172	5,531,452	2,463,023	(969,274)

Change in net assets from capital transactions:	$5,649,972	$6,044,862	$(2,283,454)	$(33,452,295)

SHARE TRANSACTIONS:
Class A Shares
Issued	322,555	279,778	2,175,996	2,251,254
Reinvested	55,270	40,003	791,337	–
Redeemed	(154,786)	(270,896)	(3,780,912)	(4,406,550)

Total Class A Shares	223,039	48,885	(813,579)	(2,155,296)

Class B Shares
Issued	14,752	4,180	62,190	60,437
Reinvested	6,713	4,617	42,296	–
Redeemed	(14,521)	(14,177)	(118,813)	(185,813)

Total Class B Shares	6,944	(5,380)	(14,327)	(125,376)

Class C Shares
Issued	61,476	103,081	829,088	565,519
Reinvested	13,849	11,333	127,721	–
Redeemed	(107,710)	(127,265)	(1,137,005)	(1,534,796)

Total Class C Shares	(32,385)	(12,851)	(180,196)	(969,277)

(a)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Select Equity Fund		Aberdeen Select Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	754	5,985	91,771	87,497
Reinvested	15	9	25	–
Redeemed	(2,931)	(1,871)	(88,641)	(54,194)

Total Class R Shares	(2,162)	4,123	3,155	33,303

Institutional Service Class Shares
Issued	–	–	1	–
Reinvested	4,232	2,561	6,781	–
Redeemed	–	–	–	(32,956)

Total Institutional Service Class Shares	4,232	2,561	6,782	(32,956)

Institutional Class Shares
Issued	409,507	423,522	424,248	167,749
Reinvested	49,237	25,342	61,794	–
Redeemed	(159,340)	(69,767)	(231,277)	(264,937)

Total Institutional Class Shares	299,404	379,097	254,765	(97,188)

Total change in shares:	499,072	416,435	(743,400)	(3,346,790)

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Select Mid Cap Growth Fund		Aberdeen Select Small Cap Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(207,798)	$(220,088)	$(127,372)	$(326,849)
Net realized gain (loss) on investments transactions	(2,818,764)	5,672,851	(13,587,109)	6,799,575
Net change in unrealized appreciation/depreciation on investments	(12,644,387)	2,420,920	(5,309,957)	(3,593,483)

Change in net assets resulting from operations	(15,670,949)	7,873,683	(19,024,438)	2,879,243

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(4,730)	–
Class R	–	–	–	–
Institutional Service Class	–	–	(39)	–
Institutional Class	–	–	(7,193)	–
Net realized gains:
Class A	–	–	(2,995,324)	(1,720,369)
Class B	–	–	(351,411)	(160,109)
Class C	–	–	(2,969,573)	(1,053,231)
Class R	–	–	(84,509)	(529)
Institutional Service Class	–	–	(48,100)	(16,420)
Institutional Class	–	–	(620,378)	(443,415)
Tax return of capital
Class A	–	–	(34,877)	–
Class B	–	–	–	–
Class C	–	–	–	–
Class R	–	–	(1,031)	–
Institutional Service Class	–	–	(487)	–
Institutional Class	–	–	(10,191)	–

Change in net assets from shareholder distributions	–	–	(7,127,843)	(3,394,073)

Change in net assets from capital transactions	(2,701,163)	(2,600,183)	(7,545,485)	10,439,247

Change in net assets	(18,372,112)	5,273,500	(33,697,766)	9,924,417

Net Assets:
Beginning of period	41,545,947	36,272,447	50,278,118	40,353,701

End of period	$23,173,835	$41,545,947	$16,580,352	$50,278,118

Accumulated net investment income (loss) at end of period	$–	$–	$–	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Select Mid Cap Growth Fund		Aberdeen Select Small Cap Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,919,897	$2,475,311	$6,608,689	$20,303,553
Dividends reinvested	–	–	1,604,307	871,110
Cost of shares redeemed(a)	(2,155,482)	(2,745,706)	(13,154,056)	(20,524,853)

Total Class A	(235,585)	(270,395)	(4,941,060)	649,810

Class B Shares
Proceeds from shares issued	166,463	207,713	281,273	784,581
Dividends reinvested	–	–	92,369	29,761
Cost of shares redeemed(a)	(1,063,334)	(1,287,647)	(694,341)	(214,265)

Total Class B	(896,871)	(1,079,934)	(320,699)	600,077

Class C Shares
Proceeds from shares issued	68,552	513,199	3,371,397	13,637,771
Dividends reinvested	–	–	1,160,851	279,799
Cost of shares redeemed(a)	(356,566)	(224,957)	(7,033,402)	(5,155,243)

Total Class C	(288,014)	288,242	(2,501,154)	8,762,327

Class D Shares
Proceeds from shares issued	329,596	869,876	N/A	N/A
Cost of shares redeemed(a)	(1,611,606)	(2,408,961)	N/A	N/A

Total Class D	(1,282,010)	(1,539,085)	N/A	N/A

Class R Shares
Proceeds from shares issued	–	150	563,782	612,380
Dividends reinvested	–	–	1,749	529
Cost of shares redeemed(a)	–	(148)	(293,509)	(80,858)

Total Class R	–	2	272,022	532,051

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Select Mid Cap Growth Fund		Aberdeen Select Small Cap Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–	$–	$18,586	$1,095,490
Dividends reinvested	–	–	48,626	16,420
Cost of shares redeemed(a)	–	–	(765,377)	(151,486)

Total Institutional Service Class	–	–	(698,165)	960,424

Institutional Class Shares
Proceeds from shares issued	1,447	1,282	8,639	3,324
Dividends reinvested	–	–	637,762	443,415
Cost of shares redeemed(a)	(130)	(295)	(2,830)	(1,512,181)

Total Institutional Class	1,317	987	643,571	(1,065,442)

Change in net assets from capital transactions:	$(2,701,163)	$(2,600,183)	$(7,545,485)	$10,439,247

SHARE TRANSACTIONS:
Class A Shares
Issued	113,945	143,681	689,424	1,586,649
Reinvested	–	–	162,051	69,633
Redeemed	(136,202)	(162,641)	(1,466,514)	(1,615,675)

Total Class A Shares	(22,257)	(18,960)	(615,039)	40,607

Class B Shares
Issued	11,071	13,585	29,303	62,800
Reinvested	–	–	9,552	2,414
Redeemed	(70,056)	(82,192)	(88,079)	(16,818)

Total Class B Shares	(58,985)	(68,607)	(49,224)	48,396

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Select Mid Cap Growth Fund		Aberdeen Select Small Cap Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)

Class C Shares
Issued	4,153	31,795	351,967	1,084,725
Reinvested	–	–	119,799	22,656
Redeemed	(23,251)	(14,616)	(832,219)	(406,037)

Total Class C Shares	(19,098)	17,179	(360,453)	701,344

Class D Shares
Issued	19,563	51,495	N/A	N/A
Redeemed	(99,681)	(140,853)	N/A	N/A

Total Class D Shares	(80,118)	(89,358)	N/A	N/A

Class R Shares
Issued	–	8	64,592	47,989
Reinvested	–	–	179	43
Redeemed	–	(8)	(37,450)	(6,400)

Total Class R Shares	–	–	27,321	41,632

Institutional Service Class Shares
Issued	–	–	1,708	85,096
Reinvested	–	–	4,882	1,308
Redeemed	–	–	(69,951)	(12,354)

Total Institutional Service Class Shares	–	–	(63,361)	74,050

Institutional Class Shares
Issued	20	–	722	146
Reinvested	–	–	63,968	35,248
Redeemed	(13)	–	(207)	(118,288)

Total Institutional Class Shares	7	–	64,483	(82,894)

Total change in shares:	(180,451)	(159,746)	(996,273)	823,135

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen Small Cap Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$1,455,040	$107,922	$(53,350)	$(46,666)
Net realized gain (loss) on investments transactions	(223,812,981)	198,072,016	(1,130,280)	1,135,246
Net change in unrealized appreciation/depreciation on investments	(166,471,617)	(118,851,027)	(1,889,240)	518,851

Change in net assets resulting from operations	(388,829,558)	79,328,911	(3,072,870)	1,607,431

Distributions to Shareholders From:
Net investment income:
Class A	(1,416,780)	(4,783,807)	–	–
Class B	(590)	(33,587)	–	–
Class C	–	(399,169)	–	–
Class R	(18,483)	(36,385)	–	–
Institutional Service Class	(108,013)	(266,077)	–	(1)
Institutional Class	(171,277)	(325,987)	–	(2,578)
Net realized gains:
Class A	(132,455,023)	(20,541,304)	(74,378)	(16)
Class B	(4,069,634)	(616,111)	(1,115)	(16)
Class C	(44,092,235)	(6,441,258)	(64,650)	(16)
Class R	(1,919,585)	(123,237)	(199)	(16)
Institutional Service Class	(5,906,438)	(638,685)	(199)	(16)
Institutional Class	(8,831,649)	(1,719,654)	(994,690)	(80,028)
Tax return of capital
Class A	(132,853)	–	–	–
Class B	(4,577)	–	–	–
Class C	(35,697)	–	–	–
Class R	(2,567)	–	–	–
Institutional Service Class	(6,700)	–	–	–
Institutional Class	(11,068)	–	–	–

Change in net assets from shareholder distributions	(199,183,169)	(35,925,261)	(1,135,231)	(82,687)

Change in net assets from capital transactions	(202,641,025)	539,631,911	2,172,636	503,944

Change in net assets	(790,653,752)	583,035,561	(2,035,465)	2,028,688

Net Assets:
Beginning of period	1,141,364,843	558,329,282	7,465,881	5,437,193

End of period	$350,711,091	$1,141,364,843	$5,430,416	$7,465,881

Accumulated net investment income (loss) at end of period	$(97,869)	$37,976	$–	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen Small Cap Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$158,259,064	$691,356,609	$299,056	$337,731
Dividends reinvested	96,099,700	18,957,441	64,256	16
Cost of shares redeemed(a)	(388,351,033)	(357,265,144)	(189,194)	(15)

Total Class A	(133,992,269)	353,048,906	174,118	337,732

Class B Shares
Proceeds from shares issued	1,038,156	10,167,895	2,700	3,000
Dividends reinvested	2,923,245	477,684	1,115	16
Cost of shares redeemed(a)	(4,092,123)	(2,690,385)	–	–

Total Class B	(130,722)	7,955,194	3,815	3,016

Class C Shares
Proceeds from shares issued	27,874,381	161,843,552	493,500	189,757
Dividends reinvested	21,204,769	3,018,349	14,622	16
Cost of shares redeemed(a)	(102,437,409)	(46,060,629)	(161,843)	(1)

Total Class C	(53,358,259)	118,801,272	346,279	189,772

Class R Shares
Proceeds from shares issued	5,096,848	13,397,485	—	—
Dividends reinvested	129,389	5,104	199	16
Cost of shares redeemed(a)	(3,444,096)	(5,743,935)	—	—

Total Class R	1,782,141	7,658,654	199	16

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen Small Cap Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$7,439,688	$40,088,779	$—	$—
Dividends reinvested	2,711,942	485,196	199	17
Cost of shares redeemed(a)	(15,678,282)	(14,547,058)	—	—

Total Institutional Service Class	(5,526,652)	26,026,917	199	17

Institutional Class Shares
Proceeds from shares issued	14,236,207	47,365,800	853,910	–
Dividends reinvested	8,982,641	692,503	994,689	82,606
Cost of shares redeemed(a)	(34,634,112)	(21,917,335)	(200,573)	(109,215)

Total Institutional Class	(11,415,264)	26,140,968	1,648,026	(26,609)

Change in net assets from capital transactions:	$(202,641,025)	$539,631,911	$2,172,636	$503,944

SHARE TRANSACTIONS:
Class A Shares
Issued	10,547,670	31,182,473	25,321	27,810
Reinvested	5,950,740	863,407	5,717	1
Redeemed	(26,281,748)	(15,938,157)	(19,111)	(1)

Total Class A Shares	(9,783,338)	16,107,723	11,927	27,810

Class B Shares
Issued	71,776	489,045	212	255
Reinvested	195,984	23,254	100	2
Redeemed	(308,092)	(127,482)	–	–

Total Class B Shares	(40,332)	384,817	312	257

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen Small Cap Growth Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,913,511	7,768,618	43,314	16,037
Reinvested	1,418,639	146,590	1,314	1
Redeemed	(7,314,969)	(2,194,732)	(17,347)	–

Total Class C Shares	(3,982,819)	5,720,476	27,281	16,038

Class R Shares
Issued	356,182	626,243	—	—
Reinvested	8,489	239	18	1
Redeemed	(260,293)	(269,112)	—	—

Total Class R Shares	104,378	357,370	18	1

Institutional Service Class Shares
Issued	482,222	1,774,520	—	—
Reinvested	163,648	21,591	18	1
Redeemed	(942,687)	(633,455)	—	—

Total Institutional Service Class Shares	(296,817)	1,162,656	18	1

Institutional Class Shares
Issued	1,015,004	2,068,544	93,557	–
Reinvested	542,254	30,908	88,187	7,442
Redeemed	(1,935,830)	(954,802)	(22,088)	(9,572)

Total Institutional Class Shares	(378,572)	1,144,650	159,656	(2,130)

Total change in shares:	(14,377,500)	24,877,692	199,212	41,977

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Opportunities Fund		Aberdeen Small Cap Value Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$7,418	$1,178	$51,169	$34,682
Net realized gain (loss) on investments transactions	(648,584)	90,757	(1,171,636)	621,036
Net change in unrealized appreciation/depreciation on investments	(1,927,637)	4,781	(894,355)	(403,654)

Change in net assets resulting from operations	(2,568,803)	96,716	(2,014,822)	252,064

Distributions to Shareholders From:
Net investment income:
Class A	–	(1,551)	(1,153)	(1,817)
Class B	–	(5)	(75)	(80)
Class C	–	(191)	(213)	(334)
Class R	–	(2)	(3)	(4)
Institutional Service Class	–	(6)	(6)	(10)
Institutional Class	(8,586)	(30,627)	(30,020)	(48,755)
Net realized gains:
Class A	(5,476)	–	(34,253)	(250)
Class B	(267)	–	(9,625)	(39)
Class C	(11,721)	–	(56,150)	(39)
Class R	(14)	–	(122)	(39)
Institutional Service Class	(14)	–	(122)	(39)
Institutional Class	(68,721)	–	(612,059)	(198,566)
Tax return of capital:
Class A	(6,568)	–	–	–
Class B	(51)	–	–	–
Class C	(1,826)	–	–	–
Class R	(5)	–	–	–
Institutional Service Class	(8)	–	–	–
Institutional Class	(30,921)	–	–	–

Change in net assets from shareholder distributions	(134,178)	(32,382)	(743,801)	(249,972)

Change in net assets from capital transactions	1,225,194	899,243	664,238	988,003

Change in net assets	(1,477,787)	963,577	(2,094,385)	990,095

Net Assets:
Beginning of period	6,165,287	5,201,710	6,320,743	5,330,648

End of period	$4,687,500	$6,165,287	$4,226,358	$6,320,743

Accumulated net investment income (loss) at end of period	$554	$–	$26,071	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Opportunities Fund		Aberdeen Small Cap Value Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,143,349	$538,656	$142,293	$534,506
Dividends reinvested	5,093	995	27,667	1,552
Cost of shares redeemed(a)	(206,922)	(109,066)	(262,592)	(144,873)

Total Class A	941,520	430,585	(92,632)	391,185

Class B Shares
Proceeds from shares issued	23,690	19,555	2,807	86,136
Dividends reinvested	16	–	6,942	119
Cost of shares redeemed(a)	(8)	(55)	(13,696)	(1)

Total Class B	23,698	19,500	(3,947)	86,254

Class C Shares
Proceeds from shares issued	650,230	564,896	240,761	388,647
Dividends reinvested	2,189	38	34,656	160
Cost of shares redeemed(a)	(501,605)	(146,798)	(160,280)	(28,163)

Total Class C	150,814	418,136	115,137	360,644

Class R Shares
Proceeds from shares issued	–	–	1	–
Dividends reinvested	18	2	125	43

Total Class R	18	2	126	43

Institutional Service Class Shares
Proceeds from shares issued	–	–	1	–
Dividends reinvested	22	6	128	49

Total Institutional Service Class	22	6	129	49

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Opportunities Fund		Aberdeen Small Cap Value Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)

Institutional Class Shares
Proceeds from shares issued	$2,933	$435	$3,348	$2,110
Dividends reinvested	108,227	30,627	642,077	247,321
Cost of shares redeemed(a)	(2,038)	(48)	–	(99,603)

Total Institutional Class	109,122	31,014	645,425	149,828

Change in net assets from capital transactions:	$1,225,194	$899,243	$664,238	$988,003

SHARE TRANSACTIONS:
Class A Shares
Issued	130,269	50,677	17,031	51,247
Reinvested	537	92	3,204	146
Redeemed	(22,870)	(10,340)	(31,310)	(13,611)

Total Class A Shares	107,936	40,429	(11,075)	37,782

Class B Shares
Issued	3,864	1,859	320	8,116
Reinvested	2	–	807	11
Redeemed	–	(5)	(1,858)	–

Total Class B Shares	3,866	1,854	(731)	8,127

Class C Shares
Issued	69,355	53,047	27,584	37,126
Reinvested	230	3	4,016	15
Redeemed	(55,535)	(13,686)	(20,283)	(2,764)

Total Class C Shares	14,050	39,364	11,317	34,377

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Opportunities Fund		Aberdeen Small Cap Value Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	–	–	–	–
Reinvested	2	–	14	4

Total Class R Shares	2	–	14	4

Institutional Service Class Shares
Issued	–	–	–	–
Reinvested	2	1	15	5

Total Institutional Service Class Shares	2	1	15	5

Institutional Class Shares
Issued	–	–	–	–
Reinvested	11,422	2,849	74,312	23,581
Redeemed	–	–	–	(9,838)

Total Institutional Class Shares	11,422	2,849	74,312	13,743

Total change in shares:	137,278	84,497	73,852	94,038

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Technology and Communications Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(117,209)	$(173,017)
Net realized gain (loss) on investments and foreign currency transactions	(4,945,162)	5,164,215
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,933,269)	606,257

Change in net assets resulting from operations	(10,995,640)	5,597,455

Distributions to Shareholders From:
Net realized gains:
Class A	(878,955)	(20,715)
Class B	(161,495)	(7,820)
Class C	(167,223)	(924)
Class R	(324)	(6)
Institutional Service Class	(296)	(6)
Institutional Class	(3,621,390)	(57,756)

Change in net assets from shareholder distributions	(4,829,683)	(87,227)

Change in net assets from capital transactions	6,294,374	4,250,671

Change in net assets	(9,530,949)	9,760,899

Net Assets:
Beginning of period	22,658,309	12,897,410

End of period	$13,127,360	$22,658,309

Accumulated net investment income (loss) at end of period	$–	$–

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Technology and Communications Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,426,209	$2,385,365
Dividends reinvested	817,521	18,748
Cost of shares redeemed(a)	(1,483,317)	(3,494,317)

Total Class A	760,413	(1,090,204)

Class B Shares
Proceeds from shares issued	110,684	154,775
Dividends reinvested	73,987	6,297
Cost of shares redeemed(a)	(262,844)	(996,827)

Total Class B	(78,173)	(835,755)

Class C Shares
Proceeds from shares issued	82,372	603,090
Dividends reinvested	92,610	166
Cost of shares redeemed(a)	(354,030)	(37,643)

Total Class C	(179,048)	565,613

Class R Shares
Proceeds from shares issued	–	75
Dividends reinvested	324	6
Cost of shares redeemed(a)	–	(73)

Total Class R	324	8

Institutional Service Class Shares
Proceeds from shares issued	–	4
Dividends reinvested	296	6
Cost of shares redeemed(a)	–	(3)

Total Institutional Service Class	296	7

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Statements of Changes in Net Assets (continued)

	Aberdeen Technology and Communications Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$7,041,614	$8,473,566
Dividends reinvested	3,621,385	57,756
Cost of shares redeemed(a)	(4,872,437)	(2,920,320)

Total Institutional Class	5,790,562	5,611,002

Change in net assets from capital transactions:	$6,294,374	$4,250,671

SHARE TRANSACTIONS:
Class A Shares
Issued	366,572	484,827
Reinvested	201,857	4,310
Redeemed	(438,431)	(740,800)

Total Class A Shares	129,998	(251,663)

Class B Shares
Issued	29,192	34,198
Reinvested	19,625	1,517
Redeemed	(76,615)	(212,524)

Total Class B Shares	(27,798)	(176,809)

Class C Shares
Issued	20,992	127,023
Reinvested	24,307	40
Redeemed	(110,642)	(8,419)

Total Class C Shares	(65,343)	118,644

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Technology and Communications Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	–	16
Reinvested	84	2
Redeemed	–	(16)

Total Class R Shares	84	2

Institutional Service Class Shares
Issued	–	–
Reinvested	70	1
Redeemed	–	–

Total Institutional Service Class Shares	70	1

Institutional Class Shares
Issued	2,253,659	1,827,668
Reinvested	864,292	12,978
Redeemed	(1,446,594)	(600,438)

Total Institutional Class Shares	1,671,357	1,240,208

Total change in shares:	1,708,368	930,383

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2008	$11.89	(0.02)	(1.38)	(1.40)	$(0.01)	$(0.01)	$(0.02)	$10.47	(11.77%	)	$90,320	2.14%	(0.29%	)	2.60%	0.41%	574.27%
Year Ended October 31, 2007(g)	$10.30	0.14	1.62	1.76	(0.17)	–	(0.17)	$11.89	17.26%		$45,037	2.53%	1.25%		2.69%	0.69%	608.98%
Year Ended October 31, 2006	$9.83	0.11	0.41	0.52	(0.05)	–	(0.05)	$10.30	5.27%		$48,717	2.59%	1.16%		2.61%	0.56%	739.31%
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)	–	(0.30)	$9.83	6.09%		$33,828	2.81%	(0.18%	)	2.91%	0.64%	827.26%
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88	(3.32)	–	(3.32)	$9.56	9.03%		$24,411	3.27%	(1.65%	)	3.33%	1.06%	577.36%
Class B Shares
Year Ended October 31, 2008	$11.54	(0.10)	(1.34)	(1.44)	–	–	–	$10.10	(12.48%	)	$2,222	2.87%	(0.93%	)	3.29%	0.41%	574.27%
Year Ended October 31, 2007(g)	$10.01	0.05	1.58	1.63	(0.10)	–	(0.10)	$11.54	16.37%		$2,244	3.29%	0.42%		3.48%	0.69%	608.98%
Year Ended October 31, 2006	$9.59	0.03	0.40	0.43	(0.01)	–	(0.01)	$10.01	4.53%		$1,033	3.33%	0.42%		3.35%	0.56%	739.31%
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)	–	(0.28)	$9.59	5.33%		$814	3.53%	(0.90%	)	3.62%	0.64%	827.26%
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80	(3.30)	–	(3.30)	$9.38	8.22%		$653	3.89%	(2.30%	)	3.96%	1.06%	577.36%
Class C Shares
Year Ended October 31, 2008	$8.71	(0.07)	(1.02)	(1.09)	–	–	–	$7.62	(12.49%	)	$31,287	2.87%	(0.95%	)	3.33%	0.41%	574.27%
Year Ended October 31, 2007(g)	$7.59	0.05	1.19	1.24	(0.12)	–	(0.12)	$8.71	16.44%		$24,768	3.24%	0.57%		3.39%	0.69%	608.98%
Year Ended October 31, 2006	$7.29	0.03	0.30	0.33	(0.03)	–	(0.03)	$7.59	4.48%		$36,586	3.33%	0.47%		3.35%	0.56%	739.31%
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)	–	(0.29)	$7.29	5.35%		$19,372	3.55%	(0.81%	)	3.65%	0.64%	827.26%
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63	(3.30)	–	(3.30)	$7.21	8.20%		$2,641	3.90%	(2.29%	)	3.99%	1.06%	577.36%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Indicates the dividend expense charged for the period to average net assets.

(f)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)  Net investment income (loss) is based on average shares outstanding during the period.

(h)  For the period February 27, 2004 (commencement of operations) to October 31, 2004.

(i)   For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)
Class R Shares
Year Ended October 31, 2008	$11.69	$(0.02)	$(1.40)	$(1.42)	$–	$(0.01)	$(0.01)	$10.26	(12.18%	)	$76	2.46%	(0.93%	)	3.30%	0.41%	574.27%
Year Ended October 31, 2007(g)	$10.11	0.09	1.60	1.69	(0.11)	–	(0.11)	$11.69	16.78%		$1	2.88%	0.85%		3.08%	0.69%	608.98%
Year Ended October 31, 2006	$9.68	0.08	0.40	0.48	(0.05)	–	(0.05)	$10.11	4.91%		$1	2.96%	0.77%		2.99%	0.56%	739.31%
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)	–	(0.29)	$9.68	6.16%		$1	2.82%	(0.20%	)	2.86%	0.64%	827.26%
Period Ended October 31, 2004(h)	$9.21	(0.11)	0.31	0.20	–	–	–	$9.41	2.17%		$1	3.32%	(1.74%	)	3.36%	1.06%	577.36%
Institutional Class Shares
Year Ended October 31, 2008	$11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	$10.53	(11.55%	)	$14,230	1.86%	0.09%		2.25%	0.41%	574.27%
Year Ended October 31, 2007(g)	$10.34	0.15	1.65	1.80	(0.20)	–	(0.20)	$11.94	17.60%		$23,894	2.25%	1.40%		2.43%	0.69%	608.98%
Year Ended October 31, 2006	$9.85	0.11	0.44	0.55	(0.06)	–	(0.06)	$10.34	5.60%		$11,538	2.33%	1.50%		2.35%	0.56%	739.31%
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)	–	(0.30)	$9.85	6.27%		$3,877	2.56%	0.19%		2.67%	0.64%	827.26%
Period Ended October 31, 2004(i)	$9.28	(0.02)	0.31	0.29	–	–	–	$9.57	3.12%		$331	2.24%	(0.52%	)	2.43%	1.06%	577.36%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Indicates the dividend expense charged for the period to average net assets.

(f)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)  Net investment income (loss) is based on average shares outstanding during the period.

(h)  For the period February 27, 2004 (commencement of operations) to October 31, 2004.

(i)   For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Health Sciences Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$12.69	$(0.04)	$(3.19)	$(3.23)	$(1.00)	$(0.24)	$(1.24)	$8.22	(27.94%	)	$6,000	1.73%	(0.34%	)	1.73%	95.75%
Year Ended October 31, 2007(f)	$11.15	(0.03)	1.57	1.54	–	–	–	$12.69	13.81%		$9,139	1.62%	(0.25%	)	1.62%	142.40%
Year Ended October 31, 2006	$11.63	(0.03)	0.65	0.62	(1.10)	–	(1.10)	$11.15	5.52%		$10,636	1.57%	(0.24%	)	1.58%	268.38%
Year Ended October 31, 2005	$10.04	(0.06)	1.71	1.65	(0.06)	–	(0.06)	$11.63	16.47%		$11,131	1.64%	(0.66%	)	1.72%	401.37%
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64	(0.84)	–	(0.84)	$10.04	6.26%		$6,144	1.59%	(0.67%	)	1.90%	388.52%
Class B Shares
Year Ended October 31, 2008	$12.09	(0.09)	(3.03)	(3.12)	(1.00)	(0.24)	(1.24)	$7.73	(28.46%	)	$310	2.33%	(0.94%	)	2.33%	95.75%
Year Ended October 31, 2007(f)	$10.68	(0.09)	1.50	1.41	–	–	–	$12.09	13.20%		$411	2.23%	(0.80%	)	2.23%	142.40%
Year Ended October 31, 2006	$11.26	(0.09)	0.61	0.52	(1.10)	–	(1.10)	$10.68	4.75%		$1,458	2.23%	(0.90%	)	2.24%	268.38%
Year Ended October 31, 2005	$9.78	(0.13)	1.67	1.54	(0.06)	–	(0.06)	$11.26	15.78%		$1,302	2.29%	(1.27%	)	2.39%	401.37%
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56	(0.84)	–	(0.84)	$9.78	5.52%		$1,076	2.25%	(1.32%	)	2.56%	388.52%
Class C Shares
Year Ended October 31, 2008	$12.09	(0.10)	(3.01)	(3.11)	(1.00)	(0.24)	(1.24)	$7.74	(28.37%	)	$741	2.33%	(0.93%	)	2.34%	95.75%
Year Ended October 31, 2007(f)	$10.69	(0.09)	1.49	1.40	–	–	–	$12.09	13.10%		$1,265	2.21%	(0.81%	)	2.21%	142.40%
Year Ended October 31, 2006	$11.26	(0.10)	0.63	0.53	(1.10)	–	(1.10)	$10.69	4.84%		$3,788	2.23%	(0.90%	)	2.24%	268.38%
Year Ended October 31, 2005	$9.78	(0.12)	1.66	1.54	(0.06)	–	(0.06)	$11.26	15.66%		$3,899	2.30%	(1.30%	)	2.37%	401.37%
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55	(0.84)	–	(0.84)	$9.78	5.52%		$2,092	2.25%	(1.44%	)	2.57%	388.52%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Health Sciences Fund (concluded)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$12.33	$(0.08)	$(3.06)	$(3.14)	$(1.00)	$(0.24)	$(1.24)	$7.95	(28.03%	)	$6	1.85%	(0.43%	)	1.86%	95.75%
Year Ended October 31, 2007(f)	$10.87	(0.07)	1.53	1.46	–	–	–	$12.33	13.43%		$21	1.86%	(0.59%	)	1.86%	142.40%
Year Ended October 31, 2006	$11.37	(0.03)	0.63	0.60	(1.10)	–	(1.10)	$10.87	5.46%		$1	1.63%	(0.29%	)	1.64%	268.38%
Year Ended October 31, 2005	$9.81	(0.06)	1.68	1.62	(0.06)	–	(0.06)	$11.37	16.55%		$1	1.60%	(0.59%	)	1.67%	401.37%
Period Ended October 31, 2004(g)	$10.04	(0.09)	(0.14)	(0.23)	–	–	–	$9.81	(2.29%	)	$1	1.88%	(1.03%	)	2.22%	388.52%
Institutional Service Class Shares
Year Ended October 31, 2008	$12.92	0.01	(3.27)	(3.26)	(1.00)	(0.24)	(1.24)	$8.42	(27.66%	)	$936	1.33%	0.06%		1.33%	95.75%
Year Ended October 31, 2007(f)	$11.31	0.01	1.60	1.61	–	–	–	$12.92	14.24%		$1,313	1.25%	0.10%		1.26%	142.40%
Year Ended October 31, 2006	$11.76	(0.04)	0.69	0.65	(1.10)	–	(1.10)	$11.31	5.73%		$1,130	1.39%	(0.15%	)	1.40%	268.38%
Year Ended October 31, 2005	$10.13	(0.05)	1.74	1.69	(0.06)	–	(0.06)	$11.76	16.72%		$5,828	1.50%	(0.47%	)	1.59%	401.37%
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65	(0.84)	–	(0.84)	$10.13	6.30%		$4,979	1.46%	(0.54%	)	1.76%	388.52%
Institutional Class Shares
Year Ended October 31, 2008	$12.98	0.01	(3.29)	(3.28)	(1.00)	(0.24)	(1.24)	$8.46	(27.68%	)	$14,602	1.32%	0.06%		1.34%	95.75%
Year Ended October 31, 2007(f)	$11.36	0.01	1.61	1.62	–	–	–	$12.98	14.26%		$19,535	1.26%	0.09%		1.26%	142.40%
Year Ended October 31, 2006	$11.79	0.01	0.66	0.67	(1.10)	–	(1.10)	$11.36	5.90%		$12,468	1.23%	0.10%		1.24%	268.38%
Year Ended October 31, 2005	$10.14	(0.03)	1.74	1.71	(0.06)	–	(0.06)	$11.79	16.90%		$3,776	1.29%	(0.35%	)	1.34%	401.37%
Period Ended October 31, 2004(h)	$10.92	(0.01)	(0.77)	(0.78)	–	–	–	$10.14	(7.14%	)	$404	1.25%	(0.25%	)	1.54%	388.52%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(h)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Hedged Core Equity Fund

		Investment Activities			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2008	$11.05	$0.28	$(4.25)	$(3.97)	$(0.04)	$(0.28)	$(0.32)	$6.76	(36.87%	)	$15	2.59%	0.85%		3.10%	0.54%	193.25%
Year Ended October 31, 2007	$10.25	0.08	0.81	0.89	(0.09)	–	(0.09)	$11.05	8.69%		$119	2.47%	0.71%		3.92%	0.54%	162.51%
Period Ended October 31, 2006(g)	$10.00	–	0.25	0.25	–	–	–	$10.25	2.50%		$1	2.30%	0.32%		2.85%	0.79%	–
Class B Shares
Year Ended October 31, 2008	$11.00	(0.04)	(3.96)	(4.00)	(0.04)	(0.28)	(0.32)	$6.68	(37.35%	)	$1	3.14%	(0.43%	)	3.69%	0.54%	193.25%
Year Ended October 31, 2007	$10.24	–	0.78	0.78	(0.02)	–	(0.02)	$11.00	7.64%		$1	3.27%	(1.34%	)	4.61%	0.54%	162.51%
Period Ended October 31, 2006(g)	$10.00	(0.01)	0.25	0.24	–	–	–	$10.24	2.40%		$1	3.59%	(0.62%	)	4.62%	0.79%	–
Class C Shares
Year Ended October 31, 2008	$11.00	(0.04)	(3.95)	(3.99)	(0.04)	(0.28)	(0.32)	$6.69	(37.26%	)	$1	3.13%	(0.43%	)	3.69%	0.54%	193.25%
Year Ended October 31, 2007	$10.24	0.02	0.76	0.78	(0.02)	–	(0.02)	$11.00	7.64%		$1	3.21%	0.13%		4.60%	0.54%	162.51%
Period Ended October 31, 2006(g)	$10.00	(0.01)	0.25	0.24	–	–	–	$10.24	2.40%		$1	3.59%	(0.62%	)	4.69%	0.79%	–

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Indicates the dividend expense charged for the period to average net assets.

(f)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)  For the period September 29, 2006 (commencement of operations) to October 31, 2006.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Hedged Core Equity Fund (concluded)

		Investment Activities			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)
Class R Shares
Year Ended October 31, 2008	$11.02	$0.01	$(3.97)	$(3.96)	$(0.07)	$(0.28)	$(0.35)	$6.71	(36.98%	)	$1	2.61%	0.09%		3.15%	0.54%	193.25%
Year Ended October 31, 2007	$10.24	0.06	0.78	0.84	(0.06)	–	(0.06)	$11.02	8.19%		$1	2.79%	0.48%		4.13%	0.54%	162.51%
Period Ended October 31, 2006(g)	$10.00	–	0.24	0.24	–	–	–	$10.24	2.40%		$1	3.23%	(0.25%	)	4.01%	0.79%	–
Institutional Service Class Shares
Year Ended October 31, 2008	$11.03	0.06	(3.98)	(3.92)	(0.11)	(0.28)	(0.39)	$6.72	(36.71%	)	$1	2.11%	0.58%		2.70%	0.54%	193.25%
Year Ended October 31, 2007	$10.25	0.11	0.78	0.89	(0.11)	–	(0.11)	$11.03	8.77%		$1	2.22%	1.05%		3.56%	0.54%	162.51%
Period Ended October 31, 2006(g)	$10.00	–	0.25	0.25	–	–	–	$10.25	2.50%		$1	2.51%	0.47%		3.61%	0.79%	–
Institutional Class Shares
Year Ended October 31, 2008	$11.04	0.06	(3.98)	(3.92)	(0.11)	(0.28)	(0.39)	$6.73	(36.67%	)	$3,533	2.12%	0.63%		2.77%	0.54%	193.25%
Year Ended October 31, 2007	$10.25	0.12	0.78	0.90	(0.11)	–	(0.11)	$11.04	8.86%		$5,577	2.19%	1.09%		3.47%	0.54%	162.51%
Period Ended October 31, 2006(g)	$10.00	–	0.25	0.25	–	–	–	$10.25	2.50%		$5,124	2.39%	0.50%		3.34%	0.79%	–

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Indicates the dividend expense charged for the period to average net assets.

(f)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)  For the period September 29, 2006 (commencement of operations) to October 31, 2006.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$25.35	$0.03	$(8.14)	$(8.11)	$(0.06)	$(4.49)	$(4.55)	$–	$12.69	(39.68%	)	$43,189	1.33%	0.01%		1.33%	137.42%
Year Ended October 31, 2007	$20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	$25.35	43.54%		$38,497	1.44%	(0.19%	)	1.44%	188.25%
Year Ended October 31, 2006	$17.97	(0.02)	3.90	3.88	–	(1.56)	(1.56)	0.02	$20.31	22.87%		$20,324	1.38%	(0.07%	)	1.38%	228.18%
Year Ended October 31, 2005	$11.23	–	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	$17.97	65.51%		$10,915	1.47%	(0.13%	)	1.59%	313.92%
Period Ended October 31, 2004(f)	$10.00	–	1.25	1.25	(0.02)	–	(0.02)	–	$11.23	12.58%		$107	1.58%	(1.05%	)	4.11%	48.29%
Class B Shares
Year Ended October 31, 2008	$24.68	(0.14)	(7.83)	(7.97)	–	(4.49)	(4.49)	–	$12.22	(40.14%	)	$2,190	2.05%	(0.70%	)	2.06%	137.42%
Year Ended October 31, 2007	$19.97	(0.16)	7.68	7.52	–	(2.82)	(2.82)	0.01	$24.68	42.52%		$2,999	2.16%	(0.90%	)	2.16%	188.25%
Year Ended October 31, 2006	$17.82	(0.14)	3.83	3.69	–	(1.56)	(1.56)	0.02	$19.97	21.94%		$1,862	2.12%	(0.84%	)	2.13%	228.18%
Year Ended October 31, 2005	$11.21	(0.04)	7.04	7.00	–	(0.40)	(0.40)	0.01	$17.82	64.49%		$648	2.20%	(0.83%	)	2.54%	313.92%
Period Ended October 31, 2004(f)	$10.00	(0.03)	1.24	1.21	–	–	–	–	$11.21	12.10%		$1	2.30%	(0.88%	)	4.44%	48.29%
Class C Shares
Year Ended October 31, 2008	$24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	$12.24	(40.10%	)	$8,224	2.04%	(0.69%	)	2.05%	137.42%
Year Ended October 31, 2007	$19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	$24.70	42.55%		$14,273	2.16%	(0.90%	)	2.16%	188.25%
Year Ended October 31, 2006	$17.83	(0.16)	3.85	3.69	–	(1.56)	(1.56)	0.02	$19.98	21.92%		$10,302	2.12%	(0.81%	)	2.12%	228.18%
Year Ended October 31, 2005	$11.21	(0.04)	7.05	7.01	–	(0.40)	(0.40)	0.01	$17.83	64.42%		$4,938	2.20%	(0.87%	)	2.27%	313.92%
Period Ended October 31, 2004(f)	$10.00	(0.02)	1.23	1.21	–	–	–	–	$11.21	12.20%		$6	2.30%	(1.29%	)	4.77%	48.29%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund (concluded)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$25.10	$(0.01)	$(8.04)	$(8.05)	$(0.03)	$(4.49)	$(4.52)	$–	$12.53	(39.80%	)	$4,135	1.56%	(0.19%	)	1.58%	137.42%
Year Ended October 31, 2007	$20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	$25.10	43.11%		$2,704	1.73%	(0.52%	)	1.73%	188.25%
Year Ended October 31, 2006	$17.91	(0.04)	3.86	3.82	–	(1.56)	(1.56)	0.02	$20.19	22.59%		$249	1.75%	(0.43%	)	1.77%	228.18%
Year Ended October 31, 2005	$11.22	–	7.08	7.08	–	(0.40)	(0.40)	0.01	$17.91	65.15%		$23	1.73%	(0.14%	)	1.94%	313.92%
Period Ended October 31, 2004(f)	$10.00	(0.02)	1.24	1.22	–	–	–	–	$11.22	12.22%		$1	1.94%	(0.53%	)	3.91%	48.29%
Institutional Service Class Shares
Year Ended October 31, 2008	$25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	$12.81	(39.52%	)	$2,119	1.06%	0.27%		1.08%	137.42%
Year Ended October 31, 2007	$20.39	–	7.95	7.95	–	(2.82)	(2.82)	0.01	$25.53	43.92%		$1,339	1.19%	0.04%		1.19%	188.25%
Year Ended October 31, 2006	$17.99	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	$20.39	23.20%		$537	1.12%	0.13%		1.13%	228.18%
Year Ended October 31, 2005	$11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	$17.99	65.89%		$170	1.22%	0.03%		0.80%	313.92%
Period Ended October 31, 2004(f)	$10.00	0.02	1.23	1.25	(0.02)	–	(0.02)	–	$11.23	12.50%		$1	1.39%	0.17%		3.56%	48.29%
Institutional Class Shares
Year Ended October 31, 2008	$25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	$12.83	(39.54%	)	$15,710	1.04%	0.33%		1.06%	137.42%
Year Ended October 31, 2007	$20.41	0.02	7.95	7.97	–	(2.82)	(2.82)	0.01	$25.57	43.99%		$20,768	1.16%	0.11%		1.16%	188.25%
Year Ended October 31, 2006	$18.01	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	$20.41	23.17%		$15,731	1.11%	0.16%		1.13%	228.18%
Year Ended October 31, 2005	$11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	$18.01	66.02%		$8,078	1.23%	0.25%		1.95%	313.92%
Period Ended October 31, 2004(f)	$10.00	0.01	1.25	1.26	(0.02)	–	(0.02)	–	$11.24	12.60%		$3,377	1.30%	0.27%		3.32%	48.29%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Equity Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$15.35	$0.05	$(5.62)	$(5.57)	$(0.04)	$(1.67)	–	$(1.71)	$8.07	(40.67%	)	$6,245	1.49%	0.43%		1.94%	709.96%
Year Ended October 31, 2007(f)	$14.17	0.04	2.30	2.34	(0.02)	(1.14)	–	(1.16)	$15.35	17.53%		$8,459	1.52%	0.30%		1.68%	759.85%
Year Ended October 31, 2006	$13.92	0.11	1.83	1.94	(0.20)	(1.49)	–	(1.69)	$14.17	15.16%		$7,117	1.56%	0.72%		1.75%	599.86%
Year Ended October 31, 2005	$12.54	0.10	2.12	2.22	(0.08)	(0.76)	–	(0.84)	$13.92	18.12%		$5,309	1.51%	0.94%		1.80%	522.67%
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14	–	–	–	–	$12.54	10.00%		$1,445	1.47%	(0.31%	)	2.61%	230.95%
Class B Shares
Year Ended October 31, 2008	$14.82	(0.03)	(5.39)	(5.42)	–	(1.67)	–	(1.67)	$7.73	(41.07%	)	$626	2.15%	(0.23%	)	2.59%	709.96%
Year Ended October 31, 2007(f)	$13.78	(0.05)	2.23	2.18	–	(1.14)	–	(1.14)	$14.82	16.78%		$1,098	2.20%	(0.37%	)	2.36%	759.85%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.15)	(1.49)	–	(1.64)	$13.78	14.35%		$1,096	2.27%	(0.06%	)	2.47%	599.86%
Year Ended October 31, 2005	$12.32	0.03	2.05	2.08	(0.02)	(0.76)	–	(0.78)	$13.62	17.25%		$769	2.20%	0.32%		2.55%	522.67%
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05	–	–	–	–	$12.32	9.32%		$410	2.20%	(1.05%	)	3.34%	230.95%
Class C Shares
Year Ended October 31, 2008	$14.80	(0.03)	(5.38)	(5.41)	–	(1.67)	–	(1.67)	$7.72	(41.06%	)	$1,672	2.15%	(0.24%	)	2.58%	709.96%
Year Ended October 31, 2007(f)	$13.77	(0.05)	2.22	2.17	–	(1.14)	–	(1.14)	$14.80	16.71%		$3,686	2.21%	(0.38%	)	2.35%	759.85%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.16)	(1.49)	–	(1.65)	$13.77	14.32%		$3,606	2.27%	(0.06%	)	2.47%	599.86%
Year Ended October 31, 2005	$12.31	0.03	2.07	2.10	(0.03)	(0.76)	–	(0.79)	$13.62	17.30%		$2,046	2.20%	0.40%		2.43%	522.67%
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04	–	–	–	–	$12.31	9.32%		$404	2.20%	(1.05%	)	3.34%	230.95%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Equity Fund (concluded)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$15.03	$0.04	$(5.50)	$(5.46)	$(0.02)	$(1.67)	–	$(1.69)	$7.88	(40.75%	)	$16	1.68%	0.22%		2.02%	709.96%
Year Ended October 31, 2007(f)	$13.93	0.03	2.22	2.25	(0.01)	(1.14)	–	(1.15)	$15.03	17.13%		$64	1.76%	0.20%		1.90%	759.85%
Year Ended October 31, 2006	$13.73	0.07	1.81	1.88	(0.19)	(1.49)	–	(1.68)	$13.93	14.87%		$2	1.80%	0.50%		2.02%	599.86%
Year Ended October 31, 2005	$12.37	0.14	2.06	2.20	(0.08)	(0.76)	–	(0.84)	$13.73	18.19%		$1	1.45%	1.04%		1.79%	522.67%
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09	–	–	–	–	$12.37	9.66%		$1	1.81%	(0.69%	)	2.91%	230.95%
Institutional Service Class Shares
Year Ended October 31, 2008	$15.58	0.09	(5.71)	(5.62)	(0.08)	(1.67)	–	(1.75)	$8.21	(40.45%	)	$302	1.15%	0.76%		1.60%	709.96%
Year Ended October 31, 2007(f)	$14.35	0.09	2.33	2.42	(0.05)	(1.14)	–	(1.19)	$15.58	17.84%		$507	1.24%	0.60%		1.39%	759.85%
Year Ended October 31, 2006	$13.96	0.31	1.66	1.97	(0.09)	(1.49)	–	(1.58)	$14.35	15.27%		$431	1.44%	2.27%		1.54%	599.86%
Year Ended October 31, 2005	$12.57	0.12	2.12	2.24	(0.09)	(0.76)	–	(0.85)	$13.96	18.23%		$6,674	1.43%	0.98%		1.75%	522.67%
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15	–	–	–	–	$12.57	10.07%		$2,377	1.41%	(0.27%	)	2.56%	230.95%
Institutional Class Shares
Year Ended October 31, 2008	$15.45	0.08	(5.65)	(5.57)	(0.08)	(1.67)	–	(1.75)	$8.13	(40.46%	)	$5,514	1.14%	0.77%		1.62%	709.96%
Year Ended October 31, 2007(f)	$14.24	0.11	2.29	2.40	(0.05)	(1.14)	–	(1.19)	$15.45	17.85%		$5,858	1.20%	0.78%		1.36%	759.85%
Year Ended October 31, 2006	$13.96	0.15	1.85	2.00	(0.23)	(1.49)	–	(1.72)	$14.24	15.60%		$1	1.22%	1.08%		1.41%	599.86%
Year Ended October 31, 2005	$12.58	0.17	2.09	2.26	(0.12)	(0.76)	–	(0.88)	$13.96	18.37%		$1	1.20%	1.23%		1.77%	522.67%
Period Ended October 31, 2004(g)	$12.22	(0.01)	0.37	0.36	–	–	–	–	$12.58	2.95%		$1	1.12%	(0.17%	)	2.44%	230.95%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Growth Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)		Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$12.36	$(0.07)	$(4.04)	$(4.11)	$(1.76)	$(1.76)	$6.49	(38.63%	)	$39,294	1.52%		(0.63%	)	1.59%		364.06%
Year Ended October 31, 2007	$9.57	(0.08)	2.87	2.79	–	–	$12.36	29.29%		$84,973	1.50%		(0.69%	)	1.51%		334.26%
Year Ended October 31, 2006	$9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	$9.57	1.77%	(f)	$86,364	1.46%	(g)	(0.52%	)(g)	1.48%	(g)	389.34%
Year Ended October 31, 2005	$8.49	(0.05)	1.52	1.47	–	–	$9.96	17.31%		$76,762	1.56%		(0.89%	)	1.56%		442.04%
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27	–	–	$8.49	3.28%		$21,273	1.64%		(1.06%	)	1.80%		510.91%
Class B Shares
Year Ended October 31, 2008	$11.72	(0.13)	(3.78)	(3.91)	(1.76)	(1.76)	$6.05	(39.10%	)	$3,176	2.21%		(1.32%	)	2.29%		364.06%
Year Ended October 31, 2007	$9.13	(0.15)	2.74	2.59	–	–	$11.72	28.37%		$6,324	2.21%		(1.40%	)	2.21%		334.26%
Year Ended October 31, 2006	$9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.13	1.18%	(f)	$6,072	2.15%	(g)	(1.24%	)(g)	2.18%	(g)	389.34%
Year Ended October 31, 2005	$8.24	(0.12)	1.47	1.35	–	–	$9.59	16.38%		$4,253	2.24%		(1.53%	)	2.24%		442.04%
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21	–	–	$8.24	2.62%		$2,572	2.30%		(1.71%	)	2.45%		510.91%
Class C Shares
Year Ended October 31, 2008	$11.80	(0.13)	(3.82)	(3.95)	(1.76)	(1.76)	$6.09	(39.18%	)	$16,889	2.21%		(1.32%	)	2.29%		364.06%
Year Ended October 31, 2007	$9.19	(0.15)	2.76	2.61	–	–	$11.80	28.40%		$34,820	2.21%		(1.40%	)	2.21%		334.26%
Year Ended October 31, 2006	$9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.19	1.18%	(f)	$36,040	2.15%	(g)	(1.23%	)(g)	2.18%	(g)	389.34%
Year Ended October 31, 2005	$8.29	(0.15)	1.51	1.36	–	–	$9.65	16.41%		$22,774	2.22%		(1.56%	)	2.22%		442.04%
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21	–	–	$8.29	2.60%		$4,000	2.30%		(1.74%	)	2.47%		510.91%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.

(g)  Excludes reimbursement from the Investment Adviser.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Growth Fund (concluded)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)		Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$11.97	$(0.08)	$(3.90)	$(3.98)	$(1.76)	$(1.76)	$6.23	(38.83%	)	$922	1.71%		(0.83%	)	1.80%		364.06%
Year Ended October 31, 2007	$9.29	(0.10)	2.78	2.68	–	–	$11.97	28.85%		$1,734	1.81%		(1.02%	)	1.81%		334.26%
Year Ended October 31, 2006	$9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	$9.29	1.60%	(g)	$1,037	1.70%	(h)	(0.79%	)(h)	1.72%	(h)	389.34%
Year Ended October 31, 2005	$8.27	–	1.44	1.44	–	–	$9.71	17.41%		$637	1.54%		(0.93%	)	1.54%		442.04%
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23	–	–	$8.27	2.86%		$1	1.89%		(1.33%	)	2.20%		510.91%
Institutional Service Class Shares
Year Ended October 31, 2008	$12.58	(0.03)	(4.15)	(4.18)	(1.76)	(1.76)	$6.64	(38.50%	)	$317	1.21%		(0.31%	)	1.29%		364.06%
Year Ended October 31, 2007	$9.72	(0.09)	2.95	2.86	–	–	$12.58	29.69%		$516	1.28%		(0.46%	)	1.29%		334.26%
Year Ended October 31, 2006	$10.08	(0.06)	0.30	0.24	(0.60)	(0.60)	$9.72	1.95%	(g)	$719	1.30%	(h)	(0.11%	)(h)	1.33%	(h)	389.34%
Year Ended October 31, 2005	$8.59	(0.07)	1.56	1.49	–	–	$10.08	17.35%		$8,806	1.48%		(0.77%	)	1.48%		442.04%
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28	–	–	$8.59	3.37%		$7,008	1.54%		(0.93%	)	1.68%		510.91%
Institutional Class Shares
Year Ended October 31, 2008	$12.64	(0.02)	(4.19)	(4.21)	(1.76)	(1.76)	$6.67	(38.56%	)	$4,200	1.21%		(0.30%	)	1.30%		364.06%
Year Ended October 31, 2007	$9.75	(0.04)	2.93	2.89	–	–	$12.64	29.64%		$4,736	1.21%		(0.39%	)	1.22%		334.26%
Year Ended October 31, 2006	$10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	$9.75	2.16%	(g)	$4,601	1.17%	(h)	(0.29%	)(h)	1.19%	(h)	389.34%
Year Ended October 31, 2005	$8.59	(0.03)	1.55	1.52	–	–	$10.11	17.69%		$1,737	1.23%		(0.55%	)	1.23%		442.04%
Period Ended October 31, 2004(f)	$8.62	(0.02)	(0.01)	(0.03)	–	–	$8.59	(0.35%	)	$234	1.30%		(0.83%	)	1.54%		510.91%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period June 29, 2004 (commencement of operations) to October 31, 2004.

(g)  Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.

(h)  Excludes reimbursement from the Investment Adviser.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Mid Cap Growth Fund

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$18.50	$(0.14)	$(7.19)	$(7.33)	$11.17	(39.62%	)	$4,659	1.55%	(0.79%	)	1.81%	91.16%
Year Ended October 31, 2007(f)	$15.11	(0.12)	3.51	3.39	$18.50	22.44%		$8,128	1.51%	(0.72%	)	1.51%	158.95%
Year Ended October 31, 2006	$13.75	(0.09)	1.45	1.36	$15.11	9.89%		$6,926	1.48%	(0.57%	)	1.54%	164.51%
Year Ended October 31, 2005	$11.52	(0.09)	2.32	2.23	$13.75	19.36%		$6,624	1.52%	(0.74%	)	1.82%	149.29%
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22	$11.52	1.95%		$5,769	1.50%	(0.97%	)	1.98%	405.85%
Class B Shares
Year Ended October 31, 2008	$16.91	(0.26)	(6.51)	(6.77)	$10.14	(40.04%	)	$964	2.21%	(1.44%	)	2.44%	91.16%
Year Ended October 31, 2007(f)	$13.91	(0.22)	3.22	3.00	$16.91	21.57%		$2,604	2.20%	(1.40%	)	2.21%	158.95%
Year Ended October 31, 2006	$12.74	(0.19)	1.36	1.17	$13.91	9.18%		$3,096	2.17%	(1.25%	)	2.24%	164.51%
Year Ended October 31, 2005	$10.74	(0.19)	2.19	2.00	$12.74	18.62%		$3,387	2.22%	(1.43%	)	2.52%	149.29%
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13	$10.74	1.23%		$3,324	2.20%	(1.66%	)	2.67%	405.85%
Class C Shares
Year Ended October 31, 2008	$16.92	(0.24)	(6.53)	(6.77)	$10.15	(40.01%	)	$521	2.21%	(1.44%	)	2.46%	91.16%
Year Ended October 31, 2007(f)	$13.92	(0.22)	3.22	3.00	$16.92	21.55%		$1,191	2.19%	(1.42%	)	2.19%	158.95%
Year Ended October 31, 2006	$12.75	(0.18)	1.35	1.17	$13.92	9.18%		$741	2.16%	(1.29%	)	2.23%	164.51%
Year Ended October 31, 2005	$10.75	(0.18)	2.18	2.00	$12.75	18.60%		$429	2.23%	(1.45%	)	2.46%	149.29%
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13	$10.75	1.22%		$77	2.20%	(1.65%	)	2.69%	405.85%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Mid Cap Growth Fund (concluded)

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class D Shares
Year Ended October 31, 2008	$19.03	$(0.08)	$(7.41)	$(7.49)	$11.54	(39.36%	)	$5,948	1.21%	(0.44%	)	1.48%	91.16%
Year Ended October 31, 2007(f)	$15.50	(0.07)	3.60	3.53	$19.03	22.77%		$11,333	1.20%	(0.41%	)	1.20%	158.95%
Year Ended October 31, 2006	$14.05	(0.04)	1.49	1.45	$15.50	10.32%		$10,614	1.17%	(0.26%	)	1.24%	164.51%
Year Ended October 31, 2005	$11.73	(0.06)	2.38	2.32	$14.05	19.78%		$11,232	1.22%	(0.43%	)	1.52%	149.29%
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26	$11.73	2.27%		$10,857	1.20%	(0.66%	)	1.67%	405.85%
Class R Shares
Year Ended October 31, 2008	$18.65	(0.17)	(7.25)	(7.42)	$11.23	(39.79%	)	$1	1.78%	(1.00%	)	2.01%	91.16%
Year Ended October 31, 2007(f)	$15.31	(0.20)	3.54	3.34	$18.65	21.82%		$2	1.95%	(1.17%	)	1.96%	158.95%
Year Ended October 31, 2006	$13.93	(0.09)	1.47	1.38	$15.31	9.91%		$1	1.535%	(0.63%	)	1.57%	164.51%
Year Ended October 31, 2005	$11.68	(0.11)	2.36	2.25	$13.93	19.26%		$1	1.60%	(0.83%	)	1.90%	149.29%
Period Ended October 31, 2004(g)	$11.47	(0.11)	0.32	0.21	$11.68	1.83%		$1	1.72%	(1.16%	)	2.09%	405.85%
Institutional Class Shares
Year Ended October 31, 2008	$19.01	(0.07)	(7.42)	(7.49)	$11.52	(39.40%	)	$11,081	1.21%	(0.44%	)	1.49%	91.16%
Year Ended October 31, 2007(f)	$15.48	(0.07)	3.60	3.53	$19.01	22.80%		$18,289	1.20%	(0.41%	)	1.20%	158.95%
Year Ended October 31, 2006	$14.04	(0.05)	1.49	1.44	$15.48	10.26%		$14,894	1.17%	(0.26%	)	1.24%	164.51%
Year Ended October 31, 2005	$11.73	(0.05)	2.36	2.31	$14.04	19.69%		$16,263	1.23%	(0.51%	)	1.43%	149.29%
Period Ended October 31, 2004(h)	$11.23	(0.01)	0.51	0.50	$11.73	4.45%		$1	1.08%	(0.69%	)	2.50%	405.85%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(h)  For the period September 28, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Small Cap Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$12.81	$(0.02)	$(5.19)	$(5.21)	$(0.01)	$(1.90)	$(0.02)	$(1.93)	$5.67	(47.12%	)	$6,173	1.47%	(0.05%	)	1.89%	300.30%
Year Ended October 31, 2007	$12.91	(0.05)	1.03	0.98	–	(1.08)	–	(1.08)	$12.81	7.82%		$21,832	1.59%	(0.39%	)	1.59%	412.18%
Year Ended October 31, 2006	$10.08	–	3.04	3.04	(0.02)	(0.19)	–	(0.21)	$12.91	30.65%		$21,484	1.61%	(0.05%	)	1.66%	440.62%
Period Ended October 31, 2005(f)	$10.00	(0.01)	0.09	0.08	–	–	–	–	$10.08	0.80%		$5,449	1.80%	(0.20%	)	2.36%	372.55%
Class B Shares
Year Ended October 31, 2008	$12.55	(0.10)	(5.05)	(5.15)	–	(1.90)	–	(1.90)	$5.50	(47.56%	)	$764	2.27%	(0.87%	)	2.62%	300.30%
Year Ended October 31, 2007	$12.76	(0.14)	1.01	0.87	–	(1.08)	–	(1.08)	$12.55	7.00%		$2,361	2.33%	(1.17%	)	2.33%	412.18%
Year Ended October 31, 2006	$10.03	(0.04)	2.96	2.92	–	(0.19)	–	(0.19)	$12.76	29.55%		$1,783	2.35%	(0.50%	)	2.40%	440.62%
Period Ended October 31, 2005(f)	$10.00	(0.02)	0.05	0.03	–	–	–	–	$10.03	0.30%		$888	2.49%	(0.88%	)	3.00%	372.55%
Class C Shares
Year Ended October 31, 2008	$12.56	(0.09)	(5.06)	(5.15)	–	(1.90)	–	(1.90)	$5.51	(47.52%	)	$6,921	2.25%	(0.84%	)	2.62%	300.30%
Year Ended October 31, 2007	$12.78	(0.13)	0.99	0.86	–	(1.08)	–	(1.08)	$12.56	6.90%		$20,302	2.34%	(1.18%	)	2.34%	412.18%
Year Ended October 31, 2006	$10.04	(0.05)	2.98	2.93	–	(0.19)	–	(0.19)	$12.78	29.63%		$11,686	2.35%	(0.57%	)	2.40%	440.62%
Period Ended October 31, 2005(f)	$10.00	(0.04)	0.08	0.04	–	–	–	–	$10.04	0.40%		$5,657	2.49%	(0.90%	)	3.04%	372.55%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period December 29, 2004 (commencement of operations) to October 31, 2005.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Small Cap Fund (concluded)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$12.69	$(0.01)	$(5.17)	$(5.18)	$–	$(1.90)	$(0.02)	$(1.92)	$5.59	(47.29%	)	$388	1.87%	(0.39%	)	2.16%	300.30%
Year Ended October 31, 2007	$12.84	(0.06)	0.99	0.93	–	(1.08)	–	(1.08)	$12.69	7.45%		$534	1.95%	(1.19%	)	1.95%	412.18%
Year Ended October 31, 2006	$10.05	–	3.00	3.00	(0.02)	(0.19)	–	(0.21)	$12.84	30.32%		$6	1.95%	(0.46%	)	1.99%	440.62%
Period Ended October 31, 2005(f)	$10.00	(0.06)	0.11	0.05	–	–	–	–	$10.05	0.50%		$1	2.26%	(0.74%	)	3.03%	372.55%
Institutional Service Class Shares
Year Ended October 31, 2008	$12.86	0.06	(5.29)	$(5.23)	–	(1.90)	(0.02)	(1.92)	$5.71	(47.03%	)	$99	0.97%	0.31%		1.63%	300.30%
Year Ended October 31, 2007	$12.95	(0.05)	1.04	0.99	–	(1.08)	–	(1.08)	$12.86	7.88%		$1,038	1.56%	(0.87%	)	1.56%	412.18%
Year Ended October 31, 2006	$10.10	0.01	3.06	3.07	(0.03)	(0.19)	–	(0.22)	$12.95	30.83%		$86	1.50%	(0.56%	)	1.54%	440.62%
Period Ended October 31, 2005(f)	$10.00	–	0.10	0.10	–	–	–	–	$10.10	1.00%		$1	1.57%	(0.04%	)	2.21%	372.55%
Institutional Class Shares
Year Ended October 31, 2008	$12.91	0.06	(5.30)	(5.24)	(0.03)	(1.90)	(0.02)	(1.95)	$5.72	(47.00%	)	$2,234	1.21%	0.28%		1.64%	300.30%
Year Ended October 31, 2007	$12.98	–	1.01	1.01	–	(1.08)	–	(1.08)	$12.91	8.03%		$4,210	1.32%	(0.01%	)	1.32%	412.18%
Year Ended October 31, 2006	$10.11	0.07	3.02	3.09	(0.03)	(0.19)	–	(0.22)	$12.98	31.03%		$5,308	1.35%	0.62%		1.40%	440.62%
Period Ended October 31, 2005(f)	$10.00	(0.01)	0.12	0.11	–	–	–	–	$10.11	1.10%		$4,045	1.49%	0.05%		2.29%	372.55%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period December 29, 2004 (commencement of operations) to October 31, 2005.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor/ Custodian	Redem- ption fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$22.50	$0.06	$(8.54)	$(8.48)	$(0.05)	$(4.34)	$–	$(4.39)	$–	$–	$9.63	(45.56%	)	$231,150	1.40%	0.34%		1.52%	158.57%
Year Ended October 31, 2007	$21.30	0.03	2.16	2.19	(0.13)	(0.89)	–	(1.02)	0.02	0.01	$22.50	10.60%	(f)	$760,257	1.34%	0.16%		1.34%	214.83%
Year Ended October 31, 2006	$18.28	–	5.18	5.18	(0.01)	(2.16)	–	(2.17)	–	0.01	$21.30	30.98%		$376,718	1.39%	–		1.39%	219.51%
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62	–	(1.93)	–	(1.93)	–	–	$18.28	31.51%		$40,539	1.67%	(0.27%	)	1.69%	292.46%
Year Ended October 31, 2004	$13.68	(0.09)	2.12	2.03	–	(0.17)	–	(0.17)	–	0.05	$15.59	15.33%		$23,023	1.59%	(0.55%	)	1.59%	341.57%
Class B Shares
Year Ended October 31, 2008	$21.12	(0.05)	(7.89)	(7.94)	–	(4.34)	–	(4.34)	–	–	$8.84	(45.96%	)	$8,192	2.10%	(0.37%	)	2.23%	158.57%
Year Ended October 31, 2007	$20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01	$21.12	9.81%	(f)	$20,421	2.05%	(0.56%	)	2.05%	214.83%
Year Ended October 31, 2006	$17.45	(0.07)	4.87	4.80	–	(2.16)	–	(2.16)	–	0.01	$20.10	30.16%		$11,701	2.08%	(0.63%	)	2.08%	219.51%
Year Ended October 31, 2005	$15.04	(0.12)	4.46	4.34	–	(1.93)	–	(1.93)	–	–	$17.45	30.72%		$2,302	2.29%	(0.88%	)	2.32%	292.46%
Year Ended October 31, 2004	$13.29	(0.17)	2.04	1.87	–	(0.17)	–	(0.17)	–	0.05	$15.04	14.57%		$1,496	2.20%	(1.16%	)	2.20%	341.57%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (continued)

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor/ Custodian	Redem- ption fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class C Shares
Year Ended October 31, 2008	$21.16	$(0.06)	$(7.90)	$(7.96)	$–	$(4.34)	$–	$(4.34)	$–	$–	$8.86	(45.97%	)	$66,081	2.10%	(0.36%	)	2.21%	158.57%
Year Ended October 31, 2007	$20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01	$21.16	9.79%	(g)	$242,038	2.05%	(0.56%	)	2.05%	214.83%
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81	–	(2.16)	–	(2.16)	–	0.01	$20.14	30.17%		$115,138	2.06%	(0.72%	)	2.07%	219.51%
Year Ended October 31, 2005	$15.07	(0.17)	4.51	4.34	–	(1.93)	–	(1.93)	–	–	$17.48	30.67%		$5,468	2.33%	(1.00%	)	2.33%	292.46%
Year Ended October 31, 2004	$13.31	(0.13)	2.01	1.88	–	(0.17)	–	(0.17)	–	0.05	$15.07	14.62%		$180	2.20%	(1.16%	)	2.20%	341.57%
Class R Shares
Year Ended October 31, 2008	$21.51	0.02	(8.08)	$(8.06)	(0.04)	(4.34)	–	(4.38)	–	–	$9.07	(45.71%	)	$4,825	1.59%	0.11%		1.74%	158.57%
Year Ended October 31, 2007	$20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	–	(0.99)	0.02	0.01	$21.51	10.28%	(g)	$9,193	1.62%	(0.15%	)	1.62%	214.83%
Year Ended October 31, 2006	$17.63	–	4.97	4.97	(0.02)	(2.16)	–	(2.18)	–	0.01	$20.43	30.87%		$1,431	1.68%	(0.30%	)	1.68%	219.51%
Year Ended October 31, 2005	$15.10	(0.03)	4.49	4.46	–	(1.93)	–	(1.93)	–	–	$17.63	31.47%		$152	1.74%	(0.25%	)	1.74%	292.46%
Period Ended October 31, 2004(f)	$14.03	(0.09)	1.11	1.02	–	–	–	–	–	0.05	$15.10	7.63%		$1	1.73%	(0.63%	)	1.73%	341.57%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(g)  Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor/ Custodian	Redem- ption fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Year Ended October 31, 2008	$22.97	$0.11	$(8.77)	$(8.66)	$(0.08)	$(4.34)	$–	$(4.42)	$–	$–	$9.89	(45.44%	)	$14,009	1.11%	0.65%		1.24%	158.57%
Year Ended October 31, 2007	$21.72	0.08	2.19	2.27	(0.16)	(0.89)	–	(1.05)	0.02	0.01	$22.97	10.77%	(h)	$39,345	1.14%	0.38%		1.14%	214.83%
Year Ended October 31, 2006	$18.52	0.02	5.35	5.37	(0.02)	(2.16)	–	(2.18)	–	0.01	$21.72	31.64%		$11,945	1.25%	(0.04%	)	1.26%	219.51%
Year Ended October 31, 2005	$15.72	0.11	4.62	4.73	–	(1.93)	–	(1.93)	–	–	$18.52	31.91%		$–	1.49%	0.76%		1.58%	292.46%
Year Ended October 31, 2004(f)	$13.79	(0.06)	2.11	2.05	–	(0.17)	–	(0.17)	–	0.05	$15.72	15.43%		$7	1.45%	(0.39%	)	1.45%	341.57%
Institutional Class Shares
Year Ended October 31, 2008	$22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	–	(4.42)	–	–	$9.90	(45.43%	)	$26,454	1.09%	0.71%		1.24%	158.57%
Year Ended October 31, 2007	$21.73	0.13	2.17	2.30	(0.18)	(0.89)	–	(1.07)	0.02	0.01	$22.99	10.88%	(h)	$70,111	1.04%	0.36%		1.05%	214.83%
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36	(0.03)	(2.16)	–	(2.19)	–	0.01	$21.73	31.52%		$41,396	1.06%	0.41%		1.07%	219.51%
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73	–	(1.93)	–	(1.93)	–	–	$18.55	31.93%		$1,120	1.32%	0.12%		1.32%	292.46%
Period Ended October 31, 2004(g)	$15.64	(0.01)	0.07	0.06	–	–	–	–	–	0.05	$15.75	0.70%		$120	1.20%	(0.22%	)	1.20%	341.57%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

(h)  Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Growth Fund

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest- ment Activities	Net Invest- ment Loss	Net Realized Losses	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$13.50	$(0.11)	$(4.23)	$(4.34)	–	$(1.96)	$(1.96)	$7.20	(37.36%	)	$287	1.54%	(0.93%	)	1.69%	286.03%
Year Ended October 31, 2007	$10.66	(0.06)	3.06	3.00	–	(0.16)	(0.16)	$13.50	28.44%		$377	1.60%	(1.01%	)	2.74%	321.82%
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.67	0.66	–	–	–	$10.66	6.60%		$1	1.44%	(0.54%	)	2.15%	37.38%
Class B Shares
Year Ended October 31, 2008	$13.39	(0.16)	(4.19)	(4.35)	–	(1.96)	(1.96)	$7.08	(37.80%	)	$5	2.28%	(1.67%	)	2.41%	286.03%
Year Ended October 31, 2007	$10.65	(0.15)	3.05	2.90	–	(0.16)	(0.16)	$13.39	27.51%		$5	2.35%	(1.74%	)	3.45%	321.82%
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.66	0.65	–	–	–	$10.65	6.50%		$1	2.35%	(1.53%	)	3.40%	37.38%
Class C Shares
Year Ended October 31, 2008	$13.40	(0.17)	(4.19)	(4.36)	–	(1.96)	(1.96)	$7.08	(37.86%	)	$308	2.28%	(1.69%	)	2.40%	286.03%
Year Ended October 31, 2007	$10.65	(0.12)	3.03	2.91	–	(0.16)	(0.16)	$13.40	27.61%		$216	2.35%	(1.79%	)	3.50%	321.82%
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.66	0.65	–	–	–	$10.65	6.50%		$1	2.35%	(1.53%	)	3.40%	37.38%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period September 29, 2006 (commencement of operations) to October 31, 2006.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Growth Fund (concluded)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest- ment Activities	Net Invest- ment Loss	Net Realized Losses	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$13.44	$(0.13)	$(4.22)	$(4.35)	$–	$(1.96)	$(1.96)	$7.13	(37.65%	)	$1	1.91%	(1.37%	)	1.96%	286.03%
Year Ended October 31, 2007	$10.66	(0.17)	3.11	2.94	–	(0.16)	(0.16)	$13.44	27.87%		$1	2.00%	(1.38%	)	3.03%	321.82%
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.67	0.66	–	–	–	$10.66	6.60%		$1	2.11%	(1.18%	)	3.02%	37.38%
Institutional Service Class Shares
Year Ended October 31, 2008	$13.53	(0.07)	(4.27)	(4.34)	–	(1.96)	(1.96)	$7.23	(37.27%	)	$1	1.30%	(0.76%	)	1.40%	286.03%
Year Ended October 31, 2007	$10.66	(0.09)	3.13	3.04	(0.01)	(0.16)	(0.17)	$13.53	28.78%		$1	1.35%	(0.73%	)	2.41%	321.82%
Period Ended October 31, 2006(f)	$10.00	–	0.66	0.66	–	–	–	$10.66	6.60%		$1	1.40%	(0.47%	)	2.46%	37.38%
Institutional Class Shares
Year Ended October 31, 2008	$13.53	(0.07)	(4.26)	(4.33)	–	(1.96)	(1.96)	$7.24	(37.19%	)	$4,829	1.28%	(0.67%	)	1.41%	286.03%
Year Ended October 31, 2007	$10.66	(0.09)	3.13	3.04	(0.01)	(0.16)	(0.17)	$13.53	28.78%		$6,865	1.35%	(0.72%	)	2.36%	321.82%
Period Ended October 31, 2006(f)	$10.00	–	0.66	0.66	–	–	–	$10.66	6.60%		$5,432	1.35%	(0.41%	)	2.35%	37.38%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period September 29, 2006 (commencement of operations) to October 31, 2006.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Opportunities Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$10.54	$(0.03)	$(3.83)	$(3.86)	$–	$(0.14)	$(0.06)	$(0.20)	$6.48	(37.21%	)	$963	1.40%	(0.71%	)	2.29%	123.89%
Year Ended October 31, 2007	$10.39	(0.01)	0.21	0.20	(0.05)	–	–	(0.05)	$10.54	1.88%		$427	1.51%	(0.17%	)	2.66%	251.94%
Period Ended October 31, 2006(f)	$10.00	–	0.39	0.39	–	–	–	–	$10.39	3.90%		$1	1.52%	(0.38%	)	2.56%	–
Class B Shares
Year Ended October 31, 2008	$10.48	(0.06)	(3.82)	(3.88)	–	(0.14)	(0.03)	(0.17)	$6.43	(37.60%	)	$37	2.20%	(2.02%	)	2.80%	123.89%
Year Ended October 31, 2007	$10.38	(0.07)	0.17	0.10	–	–	–	–	$10.48	0.99%		$20	2.24%	(0.84%	)	3.42%	251.94%
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.39	0.38	–	–	–	–	$10.38	3.80%		$1	2.25%	(0.81%	)	3.17%	–
Class C Shares
Year Ended October 31, 2008	$10.48	(0.02)	(3.87)	(3.89)	–	(0.14)	(0.02)	(0.16)	$6.43	(37.61%	)	$344	2.11%	(0.23%	)	2.97%	123.89%
Year Ended October 31, 2007	$10.38	(0.05)	0.16	0.11	(0.01)	–	–	(0.01)	$10.48	1.03%		$413	2.21%	(0.97%	)	3.43%	251.94%
Period Ended October 31, 2006(f)	$10.00	(0.01)	0.39	0.38	–	–	–	–	$10.38	3.80%		$1	2.25%	(0.81%	)	3.17%	–

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period September 29, 2006 (commencement of operations) to October 31, 2006.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Opportunities Fund (concluded)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$10.50	$(0.02)	$(3.83)	$(3.85)	$–	$(0.14)	$(0.05)	$(0.19)	$6.46	(37.29%	)	$1	1.69%	(0.19%	)	2.38%	123.89%
Year Ended October 31, 2007	$10.39	(0.07)	0.20	0.13	(0.02)	–	–	(0.02)	$10.50	1.28%		$1	1.88%	(0.60%	)	2.95%	251.94%
Period Ended October 31, 2006(f)	$10.00	–	0.39	0.39	–	–	–	–	$10.39	3.90%		$1	1.99%	(0.45%	)	3.07%	–
Institutional Service Class Shares
Year Ended October 31, 2008	$10.53	0.03	(3.85)	(3.82)	–	(0.14)	(0.08)	(0.22)	$6.49	(36.96%	)	$1	1.16%	0.44%		1.92%	123.89%
Year Ended October 31, 2007	$10.39	–	0.20	0.20	(0.06)	–	–	(0.06)	$10.53	1.92%		$1	1.32%	0.04%		2.39%	251.94%
Period Ended October 31, 2006(f)	$10.00	–	0.39	0.39	–	–	–	–	$10.39	3.90%		$1	1.27%	0.26%		2.52%	–
Institutional Class Shares
Year Ended October 31, 2008	$10.54	0.03	(3.85)	(3.82)	(0.02)	(0.14)	(0.06)	(0.22)	$6.50	(36.93%	)	$3,342	1.19%	0.33%		2.00%	123.89%
Year Ended October 31, 2007	$10.39	0.01	0.20	0.21	(0.06)	–	–	(0.06)	$10.54	2.02%		$5,302	1.25%	0.07%		2.31%	251.94%
Period Ended October 31, 2006(f)	$10.00	–	0.39	0.39	–	–	–	–	$10.39	3.90%		$5,197	1.25%	0.20%		2.27%	–

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period September 29, 2006 (commencement of operations) to October 31, 2006.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Loss	Net Realized Losses	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$10.45	$0.06	$(3.07)	$(3.01)	$(0.04)	$(1.17)	$(1.21)	$6.23	(32.03%	)	$167	1.39%	0.84%		2.49%	459.42%
Year Ended October 31, 2007(f)	$10.45	0.05	0.42	0.47	(0.08)	(0.39)	(0.47)	$10.45	4.46%		$396	1.61%	0.43%		2.83%	665.44%
Period Ended October 31, 2006(g)	$10.00	–	0.45	0.45	–	–	–	$10.45	4.50%		$1	1.40%	0.13%		2.08%	194.16%
Class B Shares
Year Ended October 31, 2008	$10.42	–	(3.07)	(3.07)	(0.01)	(1.17)	(1.18)	$6.17	(32.67%	)	$46	2.16%	(0.02%	)	3.23%	459.42%
Year Ended October 31, 2007(f)	$10.44	(0.07)	0.47	0.40	(0.03)	(0.39)	(0.42)	$10.42	3.78%		$86	2.31%	(0.67%	)	3.57%	665.44%
Period Ended October 31, 2006(g)	$10.00	(0.01)	0.45	0.44	–	–	–	$10.44	4.40%		$1	2.35%	(0.82%	)	3.40%	194.16%
Class C Shares
Year Ended October 31, 2008	$10.43	0.02	(3.08)	(3.06)	(0.01)	(1.17)	(1.18)	$6.19	(32.57%	)	$283	2.11%	0.17%		3.20%	459.42%
Year Ended October 31, 2007(f)	$10.44	(0.04)	0.44	0.40	(0.02)	(0.39)	(0.41)	$10.43	3.81%		$360	2.35%	(0.40%	)	3.62%	665.44%
Period Ended October 31, 2006(g)	$10.00	(0.01)	0.45	0.44	–	–	–	$10.44	4.40%		$1	2.35%	(0.82%	)	3.40%	194.16%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period September 29, 2006 (commencement of operations) to October 31, 2006.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Value Fund (concluded)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Loss	Net Realized Losses	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$10.46	$0.03	$(3.07)	$(3.04)	$(0.03)	$(1.17)	$(1.20)	$6.22	(32.28%	)	$1	1.65%	0.51%		2.59%	459.42%
Year Ended October 31, 2007(f)	$10.45	–	0.43	0.43	(0.03)	(0.39)	(0.42)	$10.46	4.16%		$1	1.94%	0.04%		3.00%	665.44%
Period Ended October 31, 2006(g)	$10.00	–	0.45	0.45	–	–	–	$10.45	4.50%		$1	2.11%	(0.47%	)	3.10%	194.16%
Institutional Service Class Shares
Year Ended October 31, 2008	$10.47	0.08	(3.09)	(3.01)	(0.05)	(1.17)	(1.22)	$6.24	(31.94%	)	$1	1.19%	0.98%		2.14%	459.42%
Year Ended October 31, 2007(f)	$10.45	0.07	0.43	0.50	(0.09)	(0.39)	(0.48)	$10.47	4.84%		$1	1.32%	0.64%		2.39%	665.44%
Period Ended October 31, 2006(g)	$10.00	–	0.45	0.45	–	–	–	$10.45	4.50%		$1	1.41%	0.22%		2.47%	194.16%
Institutional Class Shares
Year Ended October 31, 2008	$10.47	0.07	(3.08)	(3.01)	(0.05)	(1.17)	(1.22)	$6.24	(31.94%	)	$3,728	1.15%	1.03%		2.22%	459.42%
Year Ended October 31, 2007(f)	$10.45	0.07	0.43	0.50	(0.09)	(0.39)	(0.48)	$10.47	4.84%		$5,477	1.35%	0.63%		2.43%	665.44%
Period Ended October 31, 2006(g)	$10.00	–	0.45	0.45	–	–	–	$10.45	4.50%		$5,325	1.35%	0.26%		2.35%	194.16%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period September 29, 2006 (commencement of operations) to October 31, 2006.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Technology and Communications Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Realized Losses	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$5.62	$(0.03)	$(2.15)	$(2.18)	$(1.19)	$(1.19)	$2.25	(48.17%	)	$1,754	1.66%	(0.88%	)	1.84%	576.66%
Year Ended October 31, 2007(f)	$4.21	(0.05)	1.48	1.43	(0.02)	(0.02)	$5.62	34.22%		$3,652	1.70%	(1.12%	)	1.70%	418.63%
Year Ended October 31, 2006	$3.71	(0.03)	0.53	0.50	–	–	$4.21	13.48%		$3,797	1.66%	(1.01%	)	2.03%	368.77%
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19	–	–	$3.71	5.40%		$3,071	1.72%	(0.87%	)	2.23%	654.64%
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)	–	–	$3.52	(8.81%	)	$2,991	1.71%	(1.45%	)	2.02%	722.91%
Class B Shares
Year Ended October 31, 2008	$5.32	(0.06)	(1.99)	(2.05)	(1.19)	(1.19)	$2.08	(48.53%	)	$253	2.32%	(1.54%	)	2.48%	576.66%
Year Ended October 31, 2007(f)	$4.02	(0.08)	1.40	1.32	(0.02)	(0.02)	$5.32	33.09%		$795	2.38%	(1.78%	)	2.39%	418.63%
Year Ended October 31, 2006	$3.57	(0.06)	0.51	0.45	–	–	$4.02	12.61%		$1,312	2.36%	(1.72%	)	2.73%	368.77%
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16	–	–	$3.57	4.69%		$1,038	2.41%	(1.55%	)	2.93%	654.64%
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)	–	–	$3.41	(9.55%	)	$1,064	2.40%	(2.14%	)	2.72%	722.91%
Class C Shares
Year Ended October 31, 2008	$5.36	(0.08)	(1.99)	(2.07)	(1.19)	(1.19)	$2.10	(48.55%	)	$153	2.32%	(1.54%	)	2.44%	576.66%
Year Ended October 31, 2007(f)	$4.05	(0.08)	1.41	1.33	(0.02)	(0.02)	$5.36	33.10%		$740	2.36%	(1.80%	)	2.37%	418.63%
Year Ended October 31, 2006	$3.60	(0.04)	0.49	0.45	—	—	$4.05	12.50%		$79	2.33%	(1.71%	)	2.73%	368.77%
Year Ended October 31, 2005	$3.43	(0.05)	0.22	0.17	—	—	$3.60	4.96%		$33	2.41%	(1.51%	)	3.06%	654.64%
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)	—	—	$3.43	(9.50%	)	$79	2.40%	(2.14%	)	2.73%	722.91%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Technology and Communications Fund (concluded)

		Investment Activities			Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Realized Losses	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$5.42	$(0.04)	$(2.05)	$(2.09)	$(1.19)	$(1.19)	$2.14	(48.31%	)	$1	1.92%	(1.15%	)	2.13%	576.66%
Year Ended October 31, 2007(f)	$4.07	(0.06)	1.43	1.37	(0.02)	(0.02)	$5.42	33.92%		$1	2.00%	(1.42%	)	2.07%	418.63%
Year Ended October 31, 2006	$3.60	(0.05)	0.52	0.47	—	—	$4.07	13.06%		$1	1.97%	(1.34%	)	2.39%	368.77%
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18	—	—	$3.60	5.26%		$1	1.83%	(1.01%	)	2.33%	654.64%
Period Ended October 31, 2004(g)	$3.70	(0.05)	(0.23)	(0.28)	—	—	$3.42	(7.57%	)	$1	1.99%	(1.75%	)	2.28%	722.91%
Institutional Service Class Shares
Year Ended October 31, 2008	$5.81	(0.02)	(2.24)	(2.26)	(1.19)	(1.19)	$2.36	(47.95%	)	$1	1.37%	(0.60%	)	1.60%	576.66%
Year Ended October 31, 2007(f)	$4.34	(0.04)	1.53	1.49	(0.02)	(0.02)	$5.81	34.58%		$1	1.34%	(0.76%	)	1.40%	418.63%
Year Ended October 31, 2006	$3.78	(0.46)	1.02	0.56	–	–	$4.34	14.81%		$1	1.58%	(0.83%	)	1.81%	368.77%
Year Ended October 31, 2005	$3.57	(0.03)	0.24	0.21	–	–	$3.78	5.88%		$3,513	1.62%	(0.74%	)	2.17%	654.64%
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)	–	–	$3.57	(8.93%	)	$4,358	1.62%	(1.36%	)	1.92%	722.91%
Institutional Class Shares
Year Ended October 31, 2008	$5.77	(0.02)	(2.23)	(2.25)	(1.19)	(1.19)	$2.33	(48.12%	)	$10,966	1.33%	(0.54%	)	1.53%	576.66%
Year Ended October 31, 2007(f)	$4.31	(0.04)	1.52	1.48	(0.02)	(0.02)	$5.77	34.59%		$17,468	1.38%	(0.79%	)	1.38%	418.63%
Year Ended October 31, 2006	$3.79	(0.02)	0.54	0.52	–	–	$4.31	13.72%		$7,708	1.33%	(0.73%	)	1.74%	368.77%
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21	–	–	$3.79	5.87%		$2,344	1.40%	(0.77%	)	1.68%	654.64%
Period Ended October 31, 2004(h)	$3.81	(0.01)	(0.22)	(0.23)	–	–	$3.58	(6.04%	)	$231	1.40%	(1.05%	)	1.92%	722.91%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(h)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

Notes to Financial Statements

October 31, 2008

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2008, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Equity Long-Short Fund (“Equity Long-Short”)
–	Aberdeen Health Sciences Fund (“Health Sciences”)
–	Aberdeen Hedged Core Equity Fund (“Hedged Core Equity”)
–	Aberdeen Natural Resources Fund (“Natural Resources”)
–	Aberdeen Select Equity Fund (“Select Equity”)
–	Aberdeen Select Growth Fund (“Select Growth”)
–	Aberdeen Select Mid Cap Growth Fund (“Select Mid Cap Growth”)
–	Aberdeen Select Small Cap Fund (“Select Small Cap”)
–	Aberdeen Small Cap Fund (“Small Cap”)
–	Aberdeen Small Cap Growth Fund (“Small Cap Growth”)
–	Aberdeen Small Cap Opportunities Fund (“Small Cap Opportunities”)
–	Aberdeen Small Cap Value Fund (“Small Cap Value”)
–	Aberdeen Technology and Communications Fund (“Technology and Communications”)

2. Reorganization

Each Fund was initially created in connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”) to acquire the assets and liabilities of a corresponding fund of Nationwide Mutual Funds (a “Predecessor Fund”) as shown in the chart below effective June 23, 2008. For financial statement purposes, each Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of each Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
Equity Long-Short Fund	Nationwide U.S. Growth Leaders Long-Short Fund
Health Sciences Fund	Nationwide Health Sciences Fund
Hedged Core Equity Fund	Nationwide Hedged Core Equity Fund
Natural Resources Fund	Nationwide Natural Resources Fund
Select Equity Fund	Nationwide Leaders Fund
Select Growth Fund	Nationwide U.S. Growth Leaders Fund
Select Mid Cap Growth Fund	Nationwide Mid Cap Growth Leaders Fund
Select Small Cap Fund	Nationwide Small Cap Leaders Fund
Small Cap Growth Fund	Nationwide Small Cap Growth Opportunities Fund
Small Cap Fund	Nationwide Small Cap Fund
Small Cap Opportunities Fund	Nationwide Small Cap Core Fund
Small Cap Value Fund	Nationwide Small Cap Value Fund
Technology and Communications Fund	Nationwide Technology and Communications Fund

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

(“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Fair value determinations are made for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular country or countries may not take place on days that the Funds conduct business (“Business Days”). Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net asset value is not calculated. “Fair Value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values. Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. Fair valuation of portfolio securities may occur on a daily basis. When the fair value prices are utilized, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or certain non-bank dealers. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller

2008 Annual Report

Notes to Financial Statements (continued)

October 31, 2008

under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a collective cash account with the Fund’s custodian. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Short Sales

During the period, the Equity Long-Short and Hedged Core Equity Funds engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short-selling of portfolio securities, which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds generally will realize a gain if the price of the security declines between these dates. Until the Funds replace the borrowed security, the Funds will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Funds’ short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Funds.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any, (e.g., reclassification of net operating losses, return of capital distributions and foreign exchange gain/

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

loss reclassifications) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

For the year ended October 31, 2008, the Funds have adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service.

As of October 31, 2008, management has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class. Prior to June 23, 2008, all expenses not directly attributable to a Fund were allocated among all Funds within the Trust relative to the average daily net assets of each Fund.

(j)	Securities Lending and Earnings Credits

Prior to June 23, 2008, the Funds participated in securities lending arrangements to generate lending income. Effective June 23, 2008, the Funds do not maintain such arrangements. The Funds’ custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

4. Agreements and Transactions with Affiliates

(a)	Investment Advisor

Under the Investment Advisory Agreement with the Trust, effective June 23, 2008, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) will manage the Funds in accordance with the policies and procedures established by the Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers,

2008 Annual Report

Notes to Financial Statements (continued)

October 31, 2008

allocating some or all of a Fund’s assets to the subadviser to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the applicable Fund’s assets they manage. The subadviser for each Fund, if applicable, is as follows:

Fund	Subadviser
Select Mid Cap Growth Fund	Security Investors, LLC
Select Small Cap Fund	NorthPointe Capital LLC

For services provided under the terms of the Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, the Adviser pays fees to the applicable subadviser, if any. Effective June 23, 2008, the Funds paid management fees to Aberdeen according to the following schedule:

Fund	Fee Schedule
Equity Long-Short Fund(a)	Up to $250 million	1.50%
	On $250 million and more	1.25%
Health Sciences Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Hedged Core Equity Fund	All Assets	1.25%
Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Select Equity Fund	Up to $500 million	0.80%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
Select Growth Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%
Select Mid Cap Growth Fund	Up to $250 million	0.80%
	$250 million up to $1 billion	0.77%
	$1 billion up to $2 billion	0.74%
	$2 billion up to $5 billion	0.71%
	On $5 billion and more	0.68%
Select Small Cap Fund	All Assets	0.95%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
Small Cap Growth Fund	Up to $500 million	0.95%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Small Cap Opportunities Fund	Up to $500 million	0.85%
	$500 million up to $2 billion	0.75%
	On $2 billion and more	0.70%

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

Fund	Fee Schedule
Small Cap Value Fund	Up to $500 million	0.95%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Technology and Communications Fund	Up to $500 million	0.88%
	$500 million up to $2 billion	0.83%
	On $2 billion and more	0.78%

(a)	The Adviser has agreed to waive an amount equal to 0.25% from its management fee.

Prior to June 23, 2008, the Funds were managed by, and paid management fees to, Nationwide Fund Advisors. In addition, prior to the reorganization, the Predecessor Funds to the Select Equity, Select Growth, Health Sciences, Natural Resources, and Technology and Communications were subject to performance fees. For the period November 1, 2007 to June 22, 2008, the Funds paid total management fees and performance fee adjustments as follows:

Fund	Amount
Equity Long-Short Fund	$1,050,605
Health Sciences Fund	182,175
Hedged Core Equity Fund	41,329
Natural Resources Fund	490,829
Select Equity Fund	105,208
Select Growth Fund	669,930
Select Mid Cap Growth Fund	192,398
Select Small Cap Fund	220,567
Small Cap Fund	3,983,061
Small Cap Growth Fund	44,412
Small Cap Opportunities Fund	32,717
Small Cap Value Fund	33,901
Technology and Communications Fund	104,031

From such fees, pursuant to the subadvisory agreements, NorthPointe Capital LLC and Security Investors, LLC, received $102,986 and $113,040, respectively, for the year ended October 31, 2008.

2008 Annual Report

Notes to Financial Statements (continued)

October 31, 2008

Effective June 23, 2008, Aberdeen entered into a contract (“Expense Limitation Agreement”), with the Trust on behalf of the Funds that limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below until at least February 28, 2009:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Equity Long-Short Fund	1.70%	2.45%	2.45%	N/A	1.95%	1.45%	1.45%
Health Sciences Fund	1.51%	2.26%	2.26%	N/A	1.76%	1.26%	1.26%
Hedged Core Equity Fund	1.90%	2.65%	2.65%	N/A	2.15%	1.65%	1.65%
Natural Resources Fund	1.41%	2.16%	2.16%	N/A	1.66%	1.16%	1.16%
Select Equity Fund	1.45%	2.20%	2.20%	N/A	1.70%	1.20%	1.20%
Select Growth Fund	1.46%	2.21%	2.21%	N/A	1.71%	1.21%	1.21%
Select Mid Cap Growth Fund	1.49%	2.20%	2.20%	1.20%	1.70%	1.20%	1.20%
Select Small Cap Fund	1.57%	2.32%	2.32%	N/A	1.82%	1.32%	1.32%
Small Cap Fund	1.29%	2.04%	2.04%	N/A	1.54%	1.04%	1.04%
Small Cap Growth Fund	1.60%	2.35%	2.35%	N/A	1.85%	1.35%	1.35%
Small Cap Opportunities Fund	1.50%	2.25%	2.25%	N/A	1.75%	1.25%	1.25%
Small Cap Value Fund	1.60%	2.35%	2.35%	N/A	1.85%	1.35%	1.35%
Technology and Communications Fund	1.63%	2.38%	2.38%	N/A	1.88%	1.38%	1.38%

Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008, were as follows:

Fund	Expenses Reimbursed
Equity Long-Short Fund	$261,716
Health Sciences Fund	3,207
Hedged Core Equity Fund	31,123
Select Equity Fund	54,995
Select Growth Fund	75,078
Select Mid Cap Growth Fund	91,545
Select Small Cap Fund	93,326
Small Cap Fund	801,093
Small Cap Growth	7,027
Small Cap Opportunities Fund	26,021
Small Cap Value Fund	31,488
Technology and Communications Fund	34,841

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

Prior to June 23, 2008, the Funds were subject to an expense limitation agreement with Nationwide Fund Advisors. For the period November 1, 2007 to June 22, 2008, expenses reimbursed under the terms of this agreement were as follows:

Fund	Expenses Reimbursed
Select Equity Fund	25,198
Select Small Cap Fund	29,591
Small Cap Growth Fund	2,354
Small Cap Opportunities Fund	22,987
Small Cap Value Fund	25,945

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of the year ended October 31, 2008, the cumulative potential reimbursements for each Fund would be:

Fund	Amount Fiscal Year 2008
Equity Long-Short Fund	$261,716
Health Sciences Fund	3,207
Hedged Core Fund	31,123
Select Equity Fund	54,995
Select Growth Fund	75,078
Select Mid Cap Growth Fund	91,545
Select Small Cap Fund	93,326
Small Cap Fund	801,093
Small Cap Growth Fund	7,027
Small Cap Opportunities Fund	26,021
Small Cap Value Fund	31,488
Technology and Communications Fund	34,841

(b)	Fund Administration

Effective June 23, 2008, under the terms of a Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

2008 Annual Report

Notes to Financial Statements (continued)

October 31, 2008

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

For the period November 1, 2007 to June 22, 2008, the Funds paid administration fees to Nationwide Fund Management, LLC as follows:

Fund	Amount
Equity Long-Short Fund	$76,162
Health Sciences Fund	17,471
Hedged Core Equity Fund	2,997
Natural Resources Fund	61,058
Select Equity Fund	10,590
Select Growth Fund	67,383
Select Mid Cap Growth Fund	21,765
Select Small Cap Fund	20,988
Small Cap Fund	450,026
Small Cap Growth Fund	4,247
Small Cap Opportunities Fund	3,501
Small Cap Value Fund	3,233
Technology and Communications Fund	11,470

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Effective June 23, 2008, the Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Fund. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services.

Prior to June 23, 2008, the Funds participated in a similar agreement with Nationwide Fund Management, LLC and Citi. For the period November 1, 2007 to June 22, 2008, the Funds remitted payment to Nationwide Fund Management as follows:

Fund	Amount
Equity Long-Short Fund	$37,990
Health Sciences Fund	12,606
Hedged Core Equity Fund	634
Natural Resources Fund	23,642
Select Equity Fund	5,547
Select Growth Fund	71,325

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

Fund	Amount
Select Small Cap Fund	$23,568
Small Cap Fund	397,754
Small Cap Growth Fund	265
Small Cap Opportunities Fund	398
Small Cap Value Fund	535

(d)	Distributor

Effective June 23, 2008, the Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to a Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the Series of the Trust will pay the distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Equity Long-Short Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Health Sciences Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Hedged Core Equity Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Natural Resources Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Select Equity Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Select Growth Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Select Mid Cap Growth Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Select Small Cap Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Small Cap Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Small Cap Growth Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Small Cap Opportunities Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Small Cap Value Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A
Technology and Communications Fund	0.25%	1.00%	1.00%	N/A	0.50%	N/A	N/A

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

2008 Annual Report

Notes to Financial Statements (continued)

October 31, 2008

Effective June 23, 2008, pursuant to an Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B, and Class C (and certain Class A shares).

In addition, the Distributor will reallow to dealers 5.00% of sales charges on Class A shares of the Series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B of the Series of the Trust (on the maximum deferred sales charge of 5%), 1.00% on Class C shares of the Series of the Trust, (on the deferred sales charge assessed on sales within one year of purchase), and 4.00% on Class D shares of the Series of the Trust which have a maximum front-end sales charge of 4.50%. For the period June 23, 2008 to October 31, 2008, AFD retained commissions of $245,895 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C and certain Class A shares of the Funds.

For the period November 1, 2007 to June 22, 2008, Nationwide Mutual Funds, on behalf of the Predecessor Funds, was party to a distribution agreement with, and paid its fees to, Nationwide Fund Distributors, LLC as follows:

Fund	Amount
Equity Long-Short Fund	$313,459
Health Sciences Fund	23,329
Hedged Core Equity Fund	64
Natural Resources Fund	228,785
Select Equity Fund	39,401
Select Growth Fund	353,280
Select Mid Cap Growth Fund	30,853
Select Small Cap Fund	135,220
Small Cap Fund	1,945,524
Small Cap Growth Fund	3,590
Small Cap Opportunities Fund	5,334
Small Cap Value Fund	3,234
Technology and Communications Fund	11,593

That entity, during the period November 1, 2007 to June 22, 2008, retained commissions of $556,110.

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

Effective June 23, 2008, under the terms of an Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, including Aberdeen, which agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the Series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R and Institutional Service Class shares of each of the Funds. Amounts retained by Aberdeen under the terms of the Administrative Services Plan during the period June 23, 2008 to October 31, 2008 were as follows:

Fund	Amount
Equity Long-Short Fund	$39
Health Sciences Fund	3,247
Natural Resources Fund	64
Select Equity Fund	616
Select Growth Fund	16,491
Select Mid Cap Growth Fund	416
Select Small Cap Fund	3,213
Small Cap Fund	2,207
Small Cap Growth Fund	28
Technology and Communications Fund	281

For the period November 1, 2007 to June 22, 2008, the Funds were subject to an Administrative Services Plan with Nationwide Fund Advisors. Expenses incurred under the terms of this agreement, prior to June 23, 2008 were as follows:

Fund	Amount
Equity Long-Short Fund	$7,253
Health Sciences Fund	8,633
Hedged Core Equity Fund	1
Natural Resources Fund	15,033
Select Equity Fund	6,162
Select Growth Fund	19,495
Select Mid Cap Growth Fund	5,314
Select Small Cap Fund	658
Small Cap Fund	229,529
Small Cap Growth Fund	1
Technology and Communications Fund	2,210

5. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for Select Equity and Select Growth). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated

2008 Annual Report

Notes to Financial Statements (continued)

October 31, 2008

with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees.

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Equity Long-Short Fund	$127,097	$–	$6,971	N/A	$409	$548	$–
Health Sciences Fund	242	103	52	N/A	–	–	–
Hedged Core Equity Fund	297	172	–	N/A	–	–	–
Natural Resources Fund	139,962	1,420	17,778	N/A	1,335	–	14,147
Select Equity Fund	3,122	–	2,536	N/A	10	532	72
Select Growth Fund	2,338	8	236	N/A	171	–	–
Select Mid Cap Growth Fund	2,205	116	276	$438	1	2,272	–
Small Cap Fund	267,127	76	15,358	N/A	220	2,034	6,706
Small Cap Growth Fund	551	–	–	N/A	–	–	–
Small Cap Opportunities Fund	4,329	–	3,580	N/A	–	–	–
Small Cap Value Fund	1,608	–	2,226	N/A	–	–	–
Technology and Communications Fund	253	1	5	N/A	1	–	–

For the year ended October 31, 2007, the Funds had the following contributions to capital due to collection of redemption fees.

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Equity Long-Short Fund	$29,072	$–	$767	N/A	$–	$–	N/A
Health Sciences Fund	1,227	23	6	N/A	–	–	$–
Natural Resources Fund	10,595	2,550	3,485	N/A	48	–	2,538
Select Equity Fund	217	1	447	N/A	–	–	–
Select Growth Fund	1,002	4	16	N/A	–		–
Select Mid Cap Growth Fund	–	–	6	$2,048	–	–	–
Select Small Cap Fund	7,534	1,052	2,124	N/A	–	–	346
Small Cap Fund	370,697	177	31,995	N/A	69	1,356	12,401
Small Cap Opportunities Fund	385	–	–	N/A	–	–	–
Small Cap Value Fund	2,218	–	–	N/A	–	–	–
Technology and Communications Fund	1,403	1,517	–	N/A	–	–	–

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008 were as follows:

Fund	Purchases	Sales
Equity Long-Short Fund	$598,762,694	$534,601,921
Health Sciences Fund	27,770,789	28,940,105
Hedged Core Equity Fund	11,456,852	9,899,613
Natural Resources Fund	189,303,777	134,943,145
Select Equity Fund	124,301,508	120,550,796
Select Growth Fund	379,298,532	394,955,319
Select Mid Cap Growth Fund	30,383,002	31,683,449
Select Small Cap Fund	95,699,572	108,869,393
Small Cap Fund	1,078,842,907	1,465,174,262
Small Cap Growth Fund	20,897,103	19,669,266
Small Cap Opportunities Fund	8,370,354	7,247,877
Small Cap Value Fund	24,487,729	24,474,640
Technology and Communications Fund	102,455,019	102,039,640

7. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that

2008 Annual Report

Notes to Financial Statements (continued)

October 31, 2008

provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosure.

10. Federal Tax Information

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Equity Long-Short Fund	$112,355,922	$7,941,516	$(23,944,154)	$(16,002,638)
Health Sciences Fund	28,246,957	1,102,217	(5,530,265)	(4,428,048)
Hedged Core Equity Fund	5,020,535	208,425	(1,568,537)	(1,360,112)
Natural Resources Fund	128,491,002	1,593,999	(53,658,460)	(52,064,461)
Select Equity Fund	17,751,614	132,035	(2,966,469)	(2,834,434)
Select Growth Fund	81,513,120	1,163,376	(18,050,913)	(16,887,537)
Select Mid-Cap Growth Fund	30,275,302	749,890	(8,058,761)	(7,308,871)
Select Small Cap Fund	24,754,285	704,062	(8,672,975)	(7,968,913)

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Small Cap Fund	$648,051,768	$10,013,894	$(295,758,974)	$(285,745,080)
Small Cap Growth Fund	6,762,516	178,198	(1,487,848)	(1,309,650)
Small Cap Opportunities Fund	6,364,284	170,444	(1,910,293)	(1,739,849)
Small Cap Value Fund	5,691,100	158,468	(1,619,144)	(1,460,676)
Technology and Communications Fund	19,387,730	110,443	(5,607,301)	(5,496,858)

The tax character of distributions paid during the fiscal year ended October 31, 2008, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Equity Long-Short Fund	$90,396	$–	$90,396	$125,761	$216,157
Health Sciences Fund	1,688,817	781,922	2,470,739	704,272	3,175,011
Hedged Core Equity Fund	157,240	42,307	199,547	–	199,547
Natural Resources Fund	12,884,585	6,860,339	19,744,924	–	19,744,924
Select Equity Fund	2,214,613	–	2,214,613	4,088	2,218,701
Select Growth Fund	17,395,218	2,070,758	19,465,976	–	19,465,976
Select Small Cap Fund	5,638,550	1,442,707	7,081,257	46,586	7,127,843
Small Cap Fund	194,924,028	4,065,679	198,989,707	193,462	199,183,169
Small Cap Growth Fund	1,092,585	42,646	1,135,231	–	1,135,231
Small Cap Opportunities Fund	83,223	11,576	94,799	39,379	134,178
Small Cap Value Fund	729,812	13,989	743,801	–	743,801
Technology and Communications Fund	4,404,087	425,596	4,829,683	–	4,829,683

2008 Annual Report

Notes to Financial Statements (continued)

October 31, 2008

The tax character of distributions paid during the fiscal year ended October 31, 2007, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Equity Long-Short Fund	$1,381,209	$–	$1,381,209	$1,381,209
Hedged Core Equity Fund	57,603	–	57,603	57,603
Natural Resources Fund	6,288,301	405,153	6,693,454	6,693,454
Select Equity Fund	1,388,252	12,940	1,401,192	1,401,192
Select Small Cap Fund	3,120,894	273,179	3,394,073	3,394,073
Small Cap Fund	34,546,969	1,378,292	35,925,261	35,925,261
Small Cap Growth Fund	82,687	–	82,687	82,687
Small Cap Opportunities Fund	32,382	–	32,382	32,382
Small Cap Value Fund	249,972	–	249,972	249,972
Technology and Communications Fund	27,653	59,574	87,227	87,227

Annual Report 2008

Notes to Financial Statements (continued)

October 31, 2008

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
Equity Long-Short Fund	$–	$–	$–	$(4,959,442)	$(16,002,638)	$(20,962,080)
Health Sciences Fund	–	–	–	(971,301)	(4,428,054)	(5,399,355)
Hedged Core Equity Fund	8,593	–	8,593	(367,862)	(1,360,112)	(1,719,381)
Natural Resources Fund	–	117,657	117,657	–	(52,064,461)	(51,946,804)
Select Equity Fund	–	–	–	(5,277,178)	(2,834,434)	(8,111,612)
Select Growth Fund	–	–	–	(14,257,653)	(16,887,537)	(31,145,190)
Select Mid-Cap Growth Fund	–	–	–	(25,996,795)	(7,308,871)	(33,305,666)
Select Small Cap Fund	–	–	–	(12,810,258)	(7,968,913)	(20,779,171)
Small Cap Fund	–	–	–	(212,190,584)	(285,745,080)	(497,935,664)
Small Cap Growth Fund	–	–	–	(980,341)	(1,309,650)	(2,289,991)
Small Cap Opportunities Fund	–	–	–	(655,101)	(1,739,849)	(2,394,950)
Small Cap Value Fund	26,072	–	26,072	(1,088,370)	(1,460,676)	(2,522,974)
Technology and Communications Fund	–	–	–	(6,533,340)	(5,512,138)	(12,045,478)

*	As of October 31, 2008, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Equity Long-Short Fund	$4,435,936	2011
Equity Long-Short Fund	523,506	2012
Health Sciences Fund	971,301	2016
Hedged Core Equity Fund	367,862	2016
Select Equity Fund	5,277,178	2016
Select Growth Fund	14,257,653	2016
Select Mid-Cap Growth Fund	18,449,601	2009
Select Mid-Cap Growth Fund	4,769,379	2010
Select Mid-Cap Growth Fund	2,777,815	2016
Select Small Cap Fund	12,810,258	2016
Small Cap Fund	212,190,584	2016
Small Cap Growth Fund	980,341	2016
Small Cap Opportunities Fund	655,101	2016
Small Cap Value Fund	1,088,370	2016
Technology and Communications Fund***	911,180	2009

2008 Annual Report

Notes to Financial Statements (concluded)

October 31, 2008

Fund	Amount	Expires
Technology and Communications Fund***	$455,590	2010
Technology and Communications Fund***	911,180	2012
Technology and Communications Fund	4,255,390	2016

**	The differences between the book-basis and tax-basis unrealized appreciation/depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
***Amount	subject to IRC 382 Limitation.

Amounts designated as “–” are $0 or round to $0.

Equity Long-Short Fund capital loss carryforwards of $304,041 were utilized during the period ended October 31, 2008.

11. Significant Shareholders

As of October 31, 2008, shareholders of Aberdeen Funds which are considered significant shareholders for financial reporting purposes are as follows:

FUND	OWNERSHIP %	ACCOUNT OWNER
Health Sciences Fund	35.4%	Nationwide Optimal Specialty Asset Allocation Fund
Hedged Core Equity Fund	99.5	Nationwide Mutual Insurance Company
Select Mid Cap Growth Fund	47.7	Nationwide Mutual Insurance Company
Small Cap Growth Fund	79.3	Nationwide Mutual Insurance Company
Small Cap Opportunities Fund	71.3	Nationwide Mutual Insurance Company
Small Cap Value Fund	88.2	Nationwide Mutual Insurance Company
Technology and Communications Fund	56.4	Nationwide Optimal Specialty Asset Allocation Fund

12. Subsequent Events

(a)	On December 8, 2008, the Board of Trustees of Aberdeen Funds approved a plan to liquidate, as of January 23, 2009 the following funds: Aberdeen Select Equity Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Select Small Cap Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Small Cap Growth Fund, and Aberdeen Small Cap Value Fund.

(b)	On December 8, 2008, the Board of Trustees of the Aberdeen Funds approved a change to the name and investment strategy of the Aberdeen Select Growth Fund (the “Fund”). Effective February 28, 2009, the Fund will change its name to “Aberdeen U.S. Equity Fund.” The Fund will no longer utilize a growth strategy in selecting securities for the Fund’s portfolio. The Fund’s portfolio management team will employ a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks will be identified for their long-term, fundamental value. In addition, the Fund will invest at least 80% of the value of its net assets in equity securities of U.S. Companies. The Fund will also change its classification from a nondiversified fund to a diversified fund, which means that with respect to 75% of the Fund’s assets, a single holding will not represent more than 5% of the Fund’s portfolio and no holdings will represent more than 10% of the issuer’s outstanding voting securities.

(c)	Two new series of Aberdeen Funds, Aberdeen Core Income Fund and Aberdeen Core Plus Income Fund, became effective with the Securities and Exchange Commission on November 17, 2008.

Annual Report 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Aberdeen Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Equity Long Short Fund (formerly Nationwide U.S. Growth Leaders Long-Short Fund), Aberdeen Health Sciences Fund (formerly Nationwide Health Sciences Fund), Aberdeen Hedged Core Equity Fund (formerly Nationwide Hedged Core Equity Fund), Aberdeen Natural Resources Fund (formerly Nationwide Natural Resources Fund), Aberdeen Select Equity Fund (formerly Nationwide Leaders Fund), Aberdeen Select Growth Fund (formerly Nationwide U.S. Growth Leaders Fund), Aberdeen Select Mid Cap Growth Fund (formerly Nationwide Mid Cap Growth Leaders Fund), Aberdeen Select Small Cap Fund (formerly Nationwide Small Cap Leaders Fund), Aberdeen Small Cap Fund (formerly Nationwide Small Cap Fund), Aberdeen Small Cap Growth Fund (formerly Nationwide Small Cap Growth Opportunities Fund), Aberdeen Small Cap Opportunities Fund (formerly Nationwide Small Cap Core Fund), Aberdeen Small Cap Value Fund (formerly Nationwide Small Cap Value Fund) and Aberdeen Technology and Communications Fund (formerly Nationwide Technology and Communications Fund) (thirteen series of Aberdeen Funds, hereafter referred to as the “Funds”) at October 31, 2008 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 30, 2008

2008 Annual Report

Other Federal Tax Information (Unaudited)

For the period ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Equity Long-Short Fund	8.84%
Hedged Core Equity Fund	59.43%
Natural Resources Fund	11.68%
Select Equity Fund	11.90%
Select Growth Fund	4.34%
Select Small Cap Fund	4.44%
Small Cap Fund	5.00%
Small Cap Growth Fund	2.45%
Small Cap Opportunities Fund	58.07%
Small Cap Value Fund	12.52%

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Equity Long-Short Fund	10.62%
Hedged Core Equity Fund	59.85%
Natural Resources Fund	11.56%
Select Equity Fund	11.49%
Select Growth Fund	4.05%
Select Small Cap Fund	4.07%
Small Cap Fund	4.51%
Small Cap Growth Fund	2.48%
Small Cap Opportunities Fund	59.30%
Small Cap Value Fund	13.86%

Annual Report 2008

Other Federal Tax Information (Unaudited) (concluded)

The Funds designate the following amounts as long term capital gains distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Health Sciences Fund	$781,922
Hedged Core Equity Fund	42,307
Natural Resources Fund	6,860,339
Select Growth Fund	2,070,758
Select Small Cap Fund	1,442,708
Small Cap Fund	4,065,679
Small Cap Growth Fund	42,646
Small Cap Opportunities Fund	11,576
Small Cap Value Fund	13,989
Technology and Communications Fund	425,597

2008 Annual Report

Supplemental Information (Unaudited)

Trustee Considerations in Approving Investment Advisory and Sub-advisory Agreements for the Aberdeen Funds

Background

The Aberdeen Equity Long-Short Fund, Aberdeen Health Sciences Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Natural Resources Fund, Aberdeen Select Equity Fund, Aberdeen Select Growth Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Select Small Cap Fund, Aberdeen Small Cap Fund, Aberdeen Small Cap Growth Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Small Cap Value Fund, and Aberdeen Technology and Communications Fund (each, an “Aberdeen Fund” and collectively, the “Aberdeen Funds”) are investment portfolios of Aberdeen Funds, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the investment portfolios of the Trust, including the Aberdeen Funds, at regularly scheduled meetings held during the year. In addition, the Trustees must determine annually whether to approve and renew the Trust’s investment advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) on behalf of each Aberdeen Fund, and the Trust’s investment sub-advisory agreements with (i) NorthPointe Capital, LLC (“NorthPointe”) on behalf of the Aberdeen Select Small Cap Fund and (ii) Security Investors, LLC (“Security Investors”) on behalf of the Aberdeen Select Mid Cap Growth Fund. The Aberdeen Funds were organized on December 12, 2007 and commenced operation on June 23, 2008.

On October 1, 2007, Nationwide Fund Advisors (“NFA”) sold its active equity portfolio management business to AAMI. On December 12, 2007, the Trust held its organizational meeting (the “Organizational Meeting”) and established the Aberdeen Funds. Each Aberdeen Fund was created as a shell portfolio without assets in order to facilitate the reorganization of a corresponding portfolio of the Nationwide Mutual Funds (“Nationwide Funds”) into an Aberdeen Fund. At the Organizational Meeting, the Board approved an agreement and plan of reorganization with Nationwide Funds, which provided that twenty-six of the Nationwide Funds that were then managed by NFA would reorganize into an Aberdeen Fund counterpart with substantially similar investment objectives and policies. The former NFA portfolio managers who had managed the Nationwide Funds while at NFA had been hired by AAMI and the reorganization was structured so that these portfolio managers would continue to serve as portfolio managers for the Aberdeen Fund counterpart after the reorganization. The Sub-Advisers (such as Northpointe and Security Investors) would also continue to sub-advise the corresponding Aberdeen Fund after the reorganization. The Trustees were informed by management that the continuity of day-to-day investment management was an important consideration of the Nationwide Funds’ Board in approving the reorganization. The reorganization was consummated on June 23, 2008.

At the Organizational Meeting, the Board, including all of the Trustees who are not “interested,” as such term is defined in the Investment Company Act of 1940, as amended, (the “Independent Trustees”), reviewed and unanimously voted to approve (i) the Investment Management Agreement between AAMI (the “AAMI Agreement”) and the Trust on behalf of the Aberdeen Funds; (ii) a Sub-Advisory Agreement among the Trust on behalf of the Aberdeen Select Small Cap Fund, AAMI and NorthPointe (the “NorthPointe Agreement”) and (iii) a Sub-Advisory Agreement among the Trust on behalf of the Aberdeen Select Mid Cap Growth Fund, AAMI and Security Investors (the “Security Agreement”) (NorthPointe and Security Investors are collectively referred to herein as the “Sub-Advisers” and the NorthPointe Agreement and Security Agreement are collectively referred to herein as the “Sub-Advisory Agreements”). The Independent Trustees were separately represented by independent counsel in their consideration of the AAMI Agreement, NorthPointe Agreement and Security Agreement. At a meeting of the Board on March 12, 2008, the Trustees, including all of the Independent Trustees, after reviewing certain supplementary information provided by AAMI, NorthPointe and Security Investors, ratified their December 2007 approval of the AAMI Agreement and the Sub-Advisory Agreements pertaining to the Aberdeen Funds.

In considering the AAMI Agreement and the Sub-Advisory Agreements, the Trustees reviewed a variety of materials they believed were relevant to the interests of shareholders, including but not limited to: (i) a copy of the investment advisory agreement with AAMI, which, among other things, described the services that would be provided to each Aberdeen Fund and the compensation to be paid for such services; (ii) a copy of the Sub-Advisory Agreements, which, among other things, described the services that would be provided to the Aberdeen Select Small Cap Fund and Aberdeen Select Mid Cap Growth Fund and the compensation for such services; (iii) data from Lipper providing performance information and rankings comparing each of the Nationwide Funds that were proposed to be reorganized into its Aberdeen Fund counterpart to similar funds;

Annual Report 2008

Supplemental Information (Unaudited) (continued)

(iv) Morningstar performance ratings for each of the Nationwide Funds; (v) comparative performance, fee and expense information for a peer group of mutual funds similar to each Aberdeen Fund; (vi) fee information comparing the applicable Nationwide Funds to the Aberdeen Funds; (vii) a copy of an expense limitation agreement that listed the expense caps proposed for the Aberdeen Funds; and (viii) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and sub-advisory arrangements under Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition, with respect to AAMI and each Sub-Adviser, the Trustees reviewed materials from AAMI and each Sub-Adviser that included (i) a description of the Adviser’s and Sub-Adviser’s respective business and organization; (ii) a description of personnel assignment and compensation policies and operations; (iii) a description of advisory services including a discussion of how investment decisions are made and executed; (iv) a copy of AAMI’s and each Sub-Adviser’s most recent Form ADV (a regulatory disclosure document) and financial statements; (v) a description of any current litigation, enforcement and administrative actions within the past five years; (vi) a description of other registered investment companies, other pooled investment vehicles and other accounts (number and total assets) managed by AAMI or a Sub-Adviser along with a description of material conflicts of interest that could arise; (vii) a comparison of investment performance which included all comparable accounts and other funds having similar investment objectives and policies to the Aberdeen Funds and an appropriate comparative index along with commentary on performance; (viii) a description of AAMI’s and each Sub-Adviser’s proposed or adopted proxy voting policies; (ix) a description of any revenue sharing arrangements; (x) a description of proposed rates of advisory/sub-advisory fees, any applicable waivers and a peer group comparison along with a discussion of the appropriateness of the fee and an estimated projection of profitability; (xi) an evaluation of any “fall out” benefits that may accrue to the Adviser and the Sub-Advisers; (xii) a description of AAMI’s and each Sub-Advisers’ best execution policies and procedures, soft dollar policies and transaction allocation procedures; (xiii) a copy of AAMI’s and each Sub-Adviser’s Code of Ethics; (xiv) a description of AAMI’s and each Sub-Advisers’ compliance program; (xv) a description of insurance coverage; (xvi) a description of business continuity and disaster recovery procedures; and (xvii) a description of privacy policies and procedures.

In determining to approve the agreements, the Trustees considered all factors they believed to be relevant. In doing so, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the AAMI Agreement and Sub-Advisory Agreements; and (c) met with their independent legal counsel in private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by AAMI under the AAMI Agreement, the Trustees noted the extensive responsibilities of AAMI as the Aberdeen Funds’ investment adviser, including: the provision of an investment program for each Aberdeen Fund in light of each Aberdeen Fund’s investment objective; the selection of the Sub-Advisers; the determination of the allocation of assets to Sub-Advisers; the monitoring of the Sub-Advisers’ ongoing performance; the placement of brokerage and the negotiation of commission rates; the oversight of general portfolio compliance with relevant law; and the implementation and communication to Sub-Advisers of Board directives as they relate to each Aberdeen Fund. The Board also considered the description by AAMI’s representatives of its abilities, resources and management philosophy. The Trustees noted that AAMI was the sub-adviser to other U.S. registered open-end funds but did not have experience previously as the adviser to such funds or in the joint role of adviser and administrator to such funds. The Trustees also noted that AAMI had a proven record of managing other investment products either as adviser or administrator both inside and outside the U.S. The Trustees discussed that the portfolio managers who had managed the Nationwide Funds for NFA had become employees of AAMI and would continue to manage the Aberdeen Fund corresponding to the Nationwide Fund they had previously managed after the reorganization of the Nationwide Funds was consummated, subject to AAMI’s investment process and oversight as a part of the AAMI organization. The Trustees considered other steps AAMI had taken to hire new personnel and expand its organization. Based on their consideration and review of the foregoing information, the Trustees also determined that each Aberdeen Fund was likely to benefit from the nature, quality, and extent of the services provided by AAMI, as well as AAMI’s ability to render such services based on AAMI’s experience, operations, and resources.

In considering the Sub-Advisory Agreements, the Trustees noted AAMI’s and the Sub-Advisers’ responsibilities under the Sub-Advisory Agreements, including: the provision of an investment program for each Aberdeen Fund; the placement of brokerage

2008 Annual Report

Supplemental Information (Unaudited) (continued)

and the negotiation of commission rates; the oversight of general portfolio compliance with relevant law; and the voting of proxies. The Trustees also considered materials describing the Sub-Advisers’ respective capabilities, resources and investment personnel. Based on their consideration and review of the foregoing information, the Trustees determined that each Aberdeen Fund was likely to benefit from the nature, quality, and extent of these services, as well as each Sub-Adviser’s ability to render such services based on its experience, operations, and resources.

Investment Performance. The Board reviewed the one-month, three-month, six-month, year-to-date, one year, two years, three years, five years, and ten years performance, as applicable, along with Lipper rankings, Morningstar ratings and peer group data for each Nationwide Fund that management proposed to be reorganized into its Aberdeen Fund counterpart. The Board was also provided with commentary regarding the performance of certain Nationwide Funds. For each Sub-Adviser, the Trustees also considered a comparison of investment performance which included all comparable accounts having similar investment objectives and policies to the Nationwide Funds and an appropriate comparative index along with commentary on performance. After considering this and other information, the Trustees determined that approving the management agreements with AAMI, NorthPointe and Security Investors would benefit each Aberdeen Fund, as applicable, and each Aberdeen Fund’s shareholders.

Cost of Services Provided/Economies of Scale/Profitability. The Trustees reviewed comparative peer group data for each Aberdeen Fund’s investment advisory fee and total expense ratio, fee waivers and expense limitations. The Trustees also reviewed fee information comparing the applicable Nationwide Funds and the Aberdeen Funds. The Trustees believed that the comparisons provided were useful in evaluating the reasonableness of the advisory fees, sub-advisory fees and the total expenses to be paid by the Aberdeen Funds. All of the proposed advisory fees were below the Morningstar peer group average apart from the Aberdeen Select Growth Fund (107.02% of peer group average). For this Fund, the fee rate was still within the 80th percentile range of the industry peers. The Trustees also considered estimated projections of profitability of AAMI and each Sub-Adviser. In considering the reasonableness of the advisory fee charged by AAMI for managing the Aberdeen Funds, the Trustees noted that AAMI, and not the Aberdeen Select Mid Cap Growth Fund and Aberdeen Select Small Cap Growth Fund, would be responsible for paying the fees charged by the Aberdeen Select Mid Cap Growth Fund’s Sub-Adviser, Security Investors, and Aberdeen Select Small Cap Growth Fund’s Sub-Adviser, NorthPointe, and, therefore, that the fees paid to AAMI cover the cost of providing portfolio management services as well as the cost of providing monitoring services with respect to Security Investors and NorthPointe. The Trustees noted that since the sub-advisory fees would be paid by AAMI out of its advisory fee, the cost of services to be provided by the Sub-Adviser and the profitability to the Sub-Advisers of their relationship with Aberdeen Select Small Cap Fund and Aberdeen Mid Cap Growth Fund were not material factors in the Trustees’ deliberations. The Trustees also considered AAMI’s commitment to maintain the net expense levels (and expense limit exclusions) of the Aberdeen Funds so that they mirrored the net expense levels (and expense limit exclusions) of the predecessor Nationwide Funds for two years after the closing of the reorganization through a contractual written fee waiver and expense reimbursement agreement with the Trust. The Board noted that the advisory fee schedule for each Aberdeen Fund (other than the Aberdeen Hedged Core Equity Fund and Aberdeen Select Small Cap Fund) and the sub-advisory fee under the Security Agreement with respect to the Aberdeen Select Mid Cap Growth Fund included breakpoints that would reduce the investment advisory fee and allow the shareholders to participate in economies of scale for an Aberdeen Fund when it reached certain asset levels.

Other Benefits to the Investment Adviser and its Affiliates. The Trustees also considered the other relationships that AAMI and its affiliates will have with the Trust. The Trustees noted that AAMI will be serving as the Trust’s administrator and further noted that the fee paid to AAMI for administration services mirrored the fee AAMI will pay to the sub-administrator. In addition, subject to various regulatory approvals, AAMI’s affiliate, Aberdeen Fund Distributors, will serve as principal underwriter and receive compensation for its services. The Board concluded that the benefits that will accrue to AAMI and its affiliates by virtue of their relationships to the Trust were reasonable and fair in comparison with the costs of providing the relevant services.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that (i) AAMI, NorthPointe and Security Investors demonstrated that they each possessed the capability and resources to perform the duties required of them under the AAMI Agreement, NorthPointe Agreement and Security Agreement, respectively; (ii) the terms of the AAMI Agreement, NorthPointe Agreement and Security Agreement and the fees provided under those agreements

Annual Report 2008

Supplemental Information (Unaudited) (concluded)

were fair and reasonable; (iii) the approval of the AAMI Agreement would be in the best interests of each Aberdeen Fund and its shareholders; (iv) the approval of the NorthPointe Agreement would be in the best interests of the Aberdeen Select Small Cap Fund and its shareholders; and (v) the approval of the Security Agreement would be in the best interests of the Aberdeen Select Mid Cap Growth Fund and its shareholders. The Independent Trustees requested certain supplemental information, to be provided prior to or at the next regularly scheduled board meeting. Subject to the receipt of that information, the Trustees, including a majority of the Independent Trustees, voted to approve the AAMI Agreement and NorthPointe Agreement and Security Agreement. At the next regularly scheduled meeting of the Trustees on March 12, 2008, the Independent Trustees again met without management present and were again represented by independent counsel. After receiving and considering supplemental information provided by AAMI, including performance information reflecting data for periods after the December 2007 Board Meeting, the Trustees, including a majority of the Independent Trustees, ratified their prior approval of the AAMI Agreement and NorthPointe Agreement and Security Agreement.

2008 Annual Report

Management of the Fund (Unaudited)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Interested Trustees
Martin J. Gilbert(1),*** Year of Birth: 1959	Trustee since 2007	Chief Executive Officer (1983 – present), Aberdeen Asset Management PLC. Director and Chairman (1995 – present), Aberdeen Asset Management Inc. Vice President (March 2008 – present), President (2004 – 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991 – present), Aberdeen Asset Management Asia Limited, Director (2000 – present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Gary Bartlett(1),*** Year of Birth: 1959	Trustee since 2007	Chief Executive Officer (2006 – present) and Director (2005 – present), Head of US Fixed Income (2006 – 2007), Aberdeen Asset Management, Inc.; Global Head of Fixed Income (2007 – present), Aberdeen Asset Management PLC. Portfolio Manager (1992 – 2005), Deutsche Asset Management. Vice President (March 2008 – present), Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.	29

Annual Report 2008

Management of the Fund (Unaudited) (continued)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Independent Trustees
P. Gerald Malone*** Year of Birth: 1950	Chairman of the Board Trustee since 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy*** Year of Birth: 1942	Trustee since 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	27
Peter D. Sacks*** Year of Birth: 1945	Trustee since 2007	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.

2008 Annual Report

Management of the Fund (Unaudited) (continued)

As of December, 2008

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Warren C. Smith*** Year of Birth: 1955	Trustee since 2007	Mr. Smith has been Managing Editor of BCA Publications Ltd. (financial publications) since 1982.	27
John T. Sheehy*** Year of Birth: 1942	Trustee since 2007	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) since 1997.	30	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan*** Year of Birth: 1939	Trustee since 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	27

*	The Trust (which currently includes 27 portfolios as of December, 2008), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
**	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, Attn: Lucia Sitar.
1	Messrs. Gilbert and Bartlett are deemed to be interested persons because of their affiliation with the Funds’ investment adviser.

Annual Report 2008

Management of the Fund (Unaudited) (continued)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1967	Vice President	Since 2007	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000 – 2007.
Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1956	President	Since 2007	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003 – 2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003 – 2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004 – 2005) (registered investment companies); formerly, Managing Director, Putnam Investments 1991 – 2002).
Megan Kennedy** 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1974	Treasurer	Since July 2008	Currently, Treasurer & CFO Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002 – 2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1966	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

2008 Annual Report

Management of the Fund (Unaudited) (concluded)

As of December, 2008

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2007	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003 – 2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.
Brian O’Neill Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1968	Assistant Treasurer	Since September 2008	Currently, Assistant Treasurer North American Mutual Funds for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002 – 2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Secretary and Vice President	Secretary since 2007 and Vice President since December 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000 – 2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1961	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1972	Vice President	Since 2007	Currently, Head of U.S. Equities for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Officers hold their positions with the Funds until a successor has been duly elected and qualifies.
**	Mr. Baltrus, Mr. Esposito, Ms. Kennedy, Mr. McDevitt, Ms. Nichols, Mr. Sullivan and Ms. Sitar hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds.

Annual Report 2008

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Gary Bartlett

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Vincent Esposito, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Secretary and Vice President

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street 37th Fl

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services     (formerly BISYS Fund Services Ohio, Inc.)

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

PricewaterhouseCoopers LLP

300 Madison Ave.

New York, NY 10017

Fund Counsel

Stradley Ronon Stevens & Young LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Aberdeen Asset Management, Inc.

300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

AOE-0140-1208

ANNUAL REPORT

ABERDEEN FUNDS FIXED INCOME SERIES

OCTOBER 31, 2008

Aberdeen Tax-Free Income Fund

Message to Shareholders

October 31, 2008

Dear Valued Shareholder:

Welcome to your first Aberdeen Funds Shareholder Report. This year has certainly been a very challenging time for all of us in both the equity and fixed income markets. In addition to the Annual Reports, you will also find an overview of the markets by Aberdeen’s Head of U.S. Equities, Shahreza Yusof.

We are very appreciative to have your investments here at Aberdeen Funds. We wish you all the best for a happy, healthy and prosperous new year.

Sincerely,

Vincent J. Esposito

President

Aberdeen Funds

Market Review	Page 2
Aberdeen Tax-Free Income Fund	Page 3

Notes to Financial Statements	Page 21

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. Please call 866-667-9231 to request a prospectus that contains this and other information about the fund, or download a prospectus. Please read the prospectus carefully before investing. Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds are distributed by Aberdeen Fund Distributors LLC, 300 Barr Harbor Drive, Suite 300, West Conshohocken, PA 19428, member FINRA.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeeninvestments.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Market Review

Shahreza Yusof, Head of Equities – U.S.

The global financial markets have certainly been battered this year. The troubled economic environment had its roots in the significant rise in subprime mortgage defaults in 2007, which subsequently had a negative impact on bond markets. This eventually led to the broader credit crunch, a sharp decline in spending by consumers hit by falling house prices and, more currently, an increase in job layoffs. The major global stock market indices recorded significant losses for the annual period ended October 31, 2008. Shares of foreign companies fell further than their U.S. counterparts, partly on the strength of the U.S. dollar. The MSCI World-ex. U.S. Index returned -46.55%, while the domestic broad-market S&P 500 Index returned -36.10% for the reporting period. In the U.S., there was little variation in the performances of value and growth stocks, as the Russell 1000 Value Index posted a return of -36.80% versus the -36.95% return of the Russell 1000 Growth Index.

The U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Index, registered a small gain of 0.30% for the reporting period, as even investment-grade corporate bonds were adversely affected by the credit crunch. Investors turned to U.S. Treasury securities in a flight to quality. Consequently, interest rates declined and credit spreads widened (there was an increase in the differences in yields between Treasury securities and other bonds with comparable maturities). These conditions made it even more difficult for companies and consumers to obtain credit.

We are in the midst of a sharp downturn in the economic cycle. However, to some degree, cycles bring you back to your starting point. The impulse consumer shopping we saw in the 1990s that was fuelled by a credit binge and, until recently, rising home equity, has reversed. We are looking at a potential return to the more sober spending habits of the late 1970s. This is not a “speed bump in the road” economic slowdown. We have seen a structural shift in the economy as affordability and spending habits actually reshape. It is also apparent that interest rate cuts, the aspirin to every Greenspan-era economic headache, have lost their effectiveness. We believe that it will take at least several more quarters to reach the bottom of the current recession. Economic growth from 2003 to 2007 was clearly accentuated by easy money and terms in residential, commercial and industrial lending. Those days are over and the pain from the unraveling has not been fully felt.

The exact timing of an economic recovery is impossible to predict. What we can evaluate are companies, businesses, and their products or services. There are plenty of companies out there that have strong balance sheets, meaning they have a good probability of surviving until the economy improves. Although the unemployment rate has risen quickly, more than 90% of American workers remain employed. People will continue to shop for groceries and make repairs to homes and cars. Despite the most difficult investment and economic environment for a couple of generations, it is also a great opportunity for long-term investing. The startling losses experienced by banks, for example, may be a positive sign that the market-cleaning mechanism is functioning. It is just a very painful process while it persists. Once the economic and financial environment stabilizes, the value unearthed by the market upheaval will be realized. We do believe that there are companies which have share prices that, in a normal business environment, could increase compared to their prices under current market conditions.

2008 Annual Report

2

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund returned -3.22% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the -3.30% return of its benchmark, the Barclays Capital Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds was -7.75% for the period.

Over the past year, there was unprecedented volatility and turmoil in the U.S. bond markets stemming from the subprime mortgage crisis. This led to the absence of liquidity, which forced some institutional buyers out of the market and individual fixed income investors to remain on the sidelines. The credit crisis had a notable negative impact on the monoline bond insurers due to their exposure to subprime mortgages. Consequently, the credit rating agencies downgraded most of the monoline insurers. As of the end of the period on October 31, 2008, all but Financial Security Assurance (FSA) and Assured Guaranty were rated lower than AAA. However, the ratings of FSA and Assured Guaranty remain on a negative outlook by one or more of the rating agencies. The liquidity freeze in the bond markets contributed to the U.S. government-led takeover of Bear Stearns by JP Morgan in March 2008. Furthermore, UBS announced that it was closing its institutional municipal bond group; Bank of America purchased Merrill Lynch & Co.; Barclays purchased Lehman Brothers Holdings’ municipal bond division; and Wells Fargo & Co. acquired the investment banking and retail operation of Wachovia Corp. As a result of this crisis in the markets, municipal bonds remain historically cheap relative to U.S. Treasuries.

Holdings in high-quality, AAA and AA-rated municipal bonds benefited Fund performance for the period. Fund results also were enhanced by positions in pre-refunded and escrowed-to-maturity securities. Pre-refunded bonds are used to fund another callable bond for which the issuer exercises its option to repay the principal and accrued interest in full before the scheduled maturity date. Escrowed-to-maturity bonds are securities that an issuer has repaid in advance through the use of an escrow account that holds the funds needed to pay the periodic interest payments and the principal.

The primary detractors from Fund performance for the period were the holdings in lower-rated investment-grade municipal bonds. These securities fell out of favor as investors became more sensitive to credit risk.

During the reporting period, the management team continued to upgrade the Fund’s overall credit quality, maintaining an emphasis on high-quality investment-grade bonds.

On October 31, 2008, the Fund was overweight relative to its benchmark, the Barclays Capital Municipal Bond Index, in pre-refunded and revenue bonds, and had a modest underweight in general obligation bonds.

Given the overall state of the economy, Fund management intends to continue to focus on high-quality municipal bonds. This cautious approach, along with underweighting lower-rated securities, should help the management team’s effort to navigate through some of the difficult market conditions ahead.

Portfolio Management: Credit Suisse Asset Management, LLC, subadviser: Frank J. Biondo and Lori A. Cohane

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Fixed income securities are subject to certain risks including, but not limited to interest rate risk, credit risk, prepayment and call risk.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

3

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return

(For the periods ended October 31, 2008)

		1 Yr.	5 Yr.	10 Yr.	Expense Ratio*
Class A1,11	w/o SC5	(3.22)	2.10	3.30	0.90%
	w/SC6	(7.29)	1.21	2.85
Class B2,11	w/o SC5	(3.84)	1.36	2.59	1.65%
	w/SC7	(8.43)	1.02	2.59
Class C3,10,11	w/o SC5	(3.85)	1.35	2.72	1.65%
	w/SC8	(4.76)	1.35	2.72
Class D1,11	w/o SC5	(2.96)	2.36	3.55	0.65%
	w/SC9	(7.31)	1.43	3.08
Class X1,11	w/o SC5	(3.53)	1.55	2.70	1.24%
	w/SC7	(8.11)	1.21	2.70
Class Y4,11	w/o SC5	(3.54)	1.53	2.82	1.24%
	w/SC8	(4.45)	1.53	2.82

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
[1]

Returns prior to June 23, 2008 reflect the performance of the Predecessor fund, the Nationwide Tax-Free Income Fund. The Aberdeen Tax-Free Income Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

[2]

Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Tax-Free Income Fund, from the creation of Class B shares, September 4, 2003, to June 23, 2008. Returns prior to September 4, 2003 incorporate the performance of Class X of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Tax-Free Income Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

[3]

Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Tax-Free Income Fund, from the creation of Class C shares, September 4, 2003, to June 23, 2008; returns for the period March 1, 2001 to September 4, 2003 incorporate the performance of Class Y shares of the predecessor fund; and returns for the period prior to March 1, 2001 include performance of class D shares of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Tax-Free Income Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

[4]

Returns incorporate the performance of the Predecessor fund, the Nationwide Tax-Free Income Fund, from the creation of Class Y shares, March 1, 2001 to June 23, 2008; returns prior to March 1, 2001 incorporate the performance of Class D shares of the Predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Tax-Free Income Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

[5]	These returns do not reflect the effects of sales charges.
[6]	A 4.25% front-end sales charge was deducted.
[7]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[8]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.
[9]	A 4.50% front-end sales charge was deducted.
[10]	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
[11]

Performance has been adjusted to reflect difference in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels which, if reflected, may have resulted in higher or lower performance for a given share class.

2008 Annual Report

4

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

5

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Tax-Free Income Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$955.30	$4.67	0.95%
	Hypothetical	[1]	$1,000.00	$1,020.36	$4.84	0.95%
Class B	Actual		$1,000.00	$952.60	$8.29	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.64	$8.60	1.69%
Class C	Actual		$1,000.00	$952.60	$8.29	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.64	$8.60	1.69%
Class D	Actual		$1,000.00	$957.50	$3.40	0.69%
	Hypothetical	[1]	$1,000.00	$1,021.67	$3.51	0.69%
Class X	Actual		$1,000.00	$956.00	$5.02	1.02%
	Hypothetical	[1]	$1,000.00	$1,020.01	$5.19	1.02%
Class Y	Actual		$1,000.00	$955.80	$5.16	1.05%
	Hypothetical	[1]	$1,000.00	$1,019.86	$5.35	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

6

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Tax-Free Income Fund

Asset Allocation
Municipal Bonds	97.5%
Other	2.5%
100.0%

Top States
Texas	13.1%
Illinois	9.4%
New York	8.8%
Alabama	6.8%
Michigan	6.1%
Indiana	6.1%
Massachusetts	5.7%
Georgia	5.1%
Pennsylvania	5.0%
Tennessee	4.6%
Other	29.3%
100.0%

Top Holdings*
Indiana Toll Road Commission Revenue Bonds, 9.00%, 01/01/15	5.2%
Harris County Health Facilities Development Corp Revenue Bonds (SCH Health Care System), Series B, 5.75%, 07/01/27	4.6%
Pennsylvania Turnpike Commission Revenue Bonds, Refunded, Series A, 5.25%, 07/15/29	3.4%
New York Liberty Development Corp. Revenue Bonds (Goldman Sachs Headquarters), 5.25%, 10/01/35	3.3%
State of Michigan General Obligation Unlimited Bonds (Environmental Protection Program), 6.25%, 11/01/12	3.1%
Alabama 21st Century Authority Revenue Bonds, 5.50%, 12/01/21	3.0%
Metropolitan Pier & Exposition Authority Revenue Bonds (McCormick Place Expansion Project), 5.50%, 12/15/24	2.9%
State of Illinois General Obligation Unlimited Bonds, First Series, 5.25%, 05/01/23	2.8%
Tampa Bay Water Utility System Revenue Bonds, Refunded, 5.50%, 10/01/18	2.6%
Shelby County Health Educational & Housing Facilities Board Revenue Bonds, (St. Judes Childrens Research), 5.38%, 07/01/24	2.3%
Other	66.8%
100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2008

7

Statement of Investments

October 31, 2008

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (97.5%)
ALABAMA (6.8%)
Alabama 21st Century Authority Revenue Bonds 5.75%, 12/01/15	$1,500,000	$1,490,310
5.50%, 12/01/21	4,000,000	3,581,080
Auburn University Revenue Bonds, Series A, 5.50%, 06/01/18	1,685,000	1,725,844
City of Birmingham Revenue Bonds, Warrants, Series A, 4.75%, 01/01/29	1,750,000	1,472,643
		8,269,877
ARIZONA (1.6%)
Mesa Industrial Development Authority Revenue Bonds, (Discovery Health System), Series A, 5.63%, 01/01/29	1,800,000	1,886,814
CALIFORNIA (2.3%)
State of California General Obligation Unlimited Bonds, 5.00%, 03/01/26	2,000,000	1,864,520
State of California General Obligation Unlimited Bonds, Refunded, 5.00%, 03/01/21	1,000,000	977,450
		2,841,970
DISTRICT OF COLUMBIA (1.4%)
District of Columbia General Obligation Unlimited Bonds, Unrefunded Balance, Series A, 5.50%, 06/01/29	1,775,000	1,740,654
FLORIDA (3.5%)
Florida State Board of Education General Obligation Unlimited Bonds, Refunded (Public Education), Series D, 5.75%, 06/01/22	1,050,000	1,083,337
Tampa Bay Water Utility System Revenue Bonds, Refunded, 5.50%, 10/01/18	3,000,000	3,115,920
		4,199,257
GEORGIA (5.1%)
City of Atlanta Revenue Bonds, Refunded, Series A, 5.50%, 01/01/26	1,000,000	1,047,400
Georgia Local Government Certificate of Participation (Grantor Trust), Series A, 4.75%, 06/01/28	991,000	904,773
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series 2005 V, 6.60%, 01/01/18	55,000	61,573

	Shares or Principal Amount	Value
Municipal Electric Authority of Georgia Revenue Bonds, Series 2005 V, 6.60%, 01/01/18	$2,230,000	$2,512,273
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Series 2005 V, 6.60%, 01/01/18	465,000	532,504
Private Colleges & Universities Authority Revenue Bonds, Refunded (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,195,350
		6,253,873
ILLINOIS (9.4%)
Illinois Finance Authority Revenue Bonds, (Adventist Health System/Sunbelt Obligation) 5.50%, 11/15/20	1,750,000	1,836,503
5.65%, 11/15/24	1,500,000	1,576,425
Illinois State Toll Highway Authority Revenue Bonds, Sr. Priority, Series A-2, 5.00%, 01/01/27	1,000,000	1,072,830
Metropolitan Pier & Exposition Authority Revenue Bonds (McCormick Place Expansion Project), 5.50%, 12/15/24	3,500,000	3,522,610
State of Illinois General Obligation Unlimited Bonds, First Series, 5.25%, 05/01/23	3,425,000	3,458,325
		11,466,693
INDIANA (6.1%)
Ball State University Revenue Bonds, Student Fee, Series J, 6.20%, 07/01/20	1,000,000	1,067,840
Indiana Toll Road Commission Revenue Bonds, 9.00%, 01/01/15	5,335,000	6,389,303
		7,457,143
KANSAS (1.3%)
City of Wichita Revenue Bonds, Refunded (Facilities Improvement), Series XI, 6.75%, 11/15/19	1,500,000	1,538,685
LOUISIANA (1.0%)
Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed, Series 2001B, 5.88%, 05/15/39	1,750,000	1,265,985

See accompanying notes to financial statements.

2008 Annual Report

8

Statement of Investments (continued)

October 31, 2008

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MASSACHUSETTS (5.7%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Consumer Loan, Series C, 5.50%, 11/01/15	$1,500,000	$1,631,235
Commonwealth of Massachusetts General Obligation Limited Bonds, Consumer Loan, Series D, 5.50%, 08/01/19	1,000,000	1,068,520
Commonwealth of Massachusetts General Obligation Unlimited Bonds, Refunded, Series D 5.50%, 10/01/16	1,000,000	1,087,340
5.50%, 10/01/18	2,000,000	2,150,060
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology), Series A, 5.00%, 07/01/38	1,000,000	966,930
		6,904,085
MICHIGAN (6.1%)
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit), Series A, 5.75%, 11/15/18	2,000,000	2,090,260
Michigan State Hospital Finance Authority Revenue Bonds, (Henry Ford Health Systems), Series A, 6.00%, 11/15/24	1,500,000	1,571,475
State of Michigan General Obligation Unlimited Bonds (Environmental Protection Program), 6.25%, 11/01/12	3,500,000	3,702,755
		7,364,490
MINNESOTA (1.3%)
St. Louis Park General Obligation Unlimited Bonds (Independent School District No. 283), 5.75%, 02/01/18	1,500,000	1,512,390
MISSISSIPPI (0.8%)
Mississippi Development Bank Special Obligation Revenue Bonds (Jackson Public School District), 5.50%, 04/01/22	1,000,000	1,016,090
MISSOURI (1.5%)
County of Jackson Revenue Bonds, Series A, 5.50%, 12/01/12	1,415,000	1,492,896
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Unrefunded Balance, Series A, 6.55%, 07/01/14	365,000	365,777
		1,858,673

	Shares or Principal Amount	Value
NEW JERSEY (1.8%)
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded, Series 2005 C, 6.50%, 01/01/16	$55,000	$61,860
New Jersey State Turnpike Authority Revenue Bonds, Series 2005 C, 6.50%, 01/01/16	155,000	172,165
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded, Series 2005 C, 6.50%, 01/01/16	790,000	888,584
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,073,600
		2,196,209
NEW YORK (8.8%)
New York City Transitional Finance Authority Revenue Bonds, Prerefunded-Future Tax, Series B, 5.75%, 11/15/19	795,000	846,349
New York City Transitional Finance Authority Revenue Bonds, Secured-Future Tax, Series D, 5.00%, 02/01/23	2,000,000	1,979,780
New York City Transitional Finance Authority Revenue Bonds, Series S-2, 4.50%, 01/15/31	3,000,000	2,506,830
New York City Transitional Finance Authority Revenue Bonds, Unrefunded-Future Tax, Series B, 5.75%, 11/15/19	205,000	218,241
New York Liberty Development Corp. Revenue Bonds (Goldman Sachs Headquarters), 5.25%, 10/01/35	5,000,000	4,033,800
New York Local Government Assistance Corp. Revenue Bonds, Refunded, Series E, 6.00%, 04/01/14	1,000,000	1,077,830
		10,662,830
NORTH CAROLINA (0.4%)
North Carolina Housing Finance Agency Revenue Bonds, (Single Family), Series AA, 6.25%, 03/01/17	445,000	445,436
OHIO (2.2%)
County of Montgomery Revenue Bonds, (Kettering Medical Center), 6.75%, 04/01/18	2,500,000	2,677,875

See accompanying notes to financial statements.

Annual Report 2008

9

Statement of Investments (continued)

October 31, 2008

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
PENNSYLVANIA (5.0%)
Pennsylvania Turnpike Commission Revenue Bonds, Refunded, Series A, 5.25%, 07/15/29	$4,100,000	$4,094,547
Philadelphia School District, General Obligation Unlimited Bonds, Series A, 5.00%, 06/01/27	2,100,000	2,016,441
		6,110,988
SOUTH CAROLINA (2.4%)
City of Greenville Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,751,406
Greenwood Fifty Schools Facilities, Inc., Revenue Bonds, Refunded (Greenwood, SC School District), 5.00%, 12/01/20	1,155,000	1,140,539
		2,891,945
TENNESSEE (4.6%)
Shelby County Health Educational & Housing Facilities Board Revenue Bonds, (St. Judes Childrens Research), 5.38%, 07/01/24	2,700,000	2,814,102
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/26	4,000,000	2,765,160
		5,579,262
TEXAS (13.1%)
City of San Antonio Revenue Bonds, Refunded, 5.00%, 05/15/25	1,000,000	982,330
Dallas Area Rapid Transit Revenue Bonds, Refunded, Sr. Lien, 5.00%, 12/01/36	2,000,000	1,876,740
Fort Bend Independent School District General Obligation Unlimited Bonds, 5.00%, 02/15/18	2,300,000	2,429,168
Harris County Health Facilities Development Corp Revenue Bonds (SCH Health Care System), Series B, 5.75%, 07/01/27	5,325,000	5,540,236
Houston Independent School District General Obligation Limited Bonds, Unrefunded Balance-Refunded, Series A, 4.75%, 02/15/26	185,000	172,374
Lower Colorado River Authority Revenue Bonds, Refunded, Jr. Lien, 6.00%, 01/01/17	1,245,000	1,405,655
Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 04/01/27	1,500,000	1,457,745

	Shares or Principal Amount	Value
Wichita Falls Revenue Bonds (Priority Lien), 5.38%, 08/01/19	$2,000,000	$2,132,060
		15,996,308
UTAH (1.9%)
Utah Transit Authority Revenue Bonds, Refunded, Series A, 5.00%, 06/15/31	2,455,000	2,295,720
VERMONT (1.6%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 12/01/23	2,000,000	1,978,420
WASHINGTON (1.8%)
City of Seattle Revenue Bonds, Refunded, 5.13%, 03/01/26	1,000,000	993,690
Washington State General Obligation Unlimited Bonds, Series D, 5.00%, 01/01/24	1,250,000	1,227,775
		2,221,465
Total Municipal Bonds		118,633,137
REPURCHASE AGREEMENT (0.0%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $43,401, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $44,269	$43,401	43,401
Total Repurchase Agreements		$43,401
Total Investments (Cost $121,935,295) (a)—97.5%		118,676,538

Other Assets—2.5%		3,037,512
Net Assets—100.0%		$121,714,050

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Annual Report

10

Statement of Investments (concluded)

October 31, 2008

Aberdeen Tax-Free Income Fund

Distribution of investments, as a percentage of securities at value, is as follows:

Industry	Percent	Value
Air, Water & Solid Waste Management	1.8%	$2,132,060
Airports Flying Fields & Airport Transportation	0.9%	1,047,400
Colleges & Universities	2.7%	3,230,120
Elementary & Secondary Schools	2.4%	2,825,303
Environmental Quality	0.3%	365,777
Facilities Support Services	3.8%	4,504,940
Finance, Taxation, & Monetary Policies	6.4%	7,642,943
General Obligation	23.5%	27,656,321
Health Services	8.7%	10,332,758
Highway & Street Construction	3.5%	4,094,547
Hospitals	11.1%	13,178,037
Industrial Revenue	1.7%	1,979,780
Local & Suburban Transit	1.9%	2,295,720
Natural Gas Transmission	2.3%	2,765,160
Non Classifiable Establishments	1.6%	1,876,740
Regulation, Administration of Transportation	0.9%	1,122,609
Regulation, Administration of Utilities	0.8%	993,690
Single Family Housing	0.4%	445,436
Tobacco & Tobacco Products	5.3%	6,337,375
Transportation Services	7.5%	8,920,648
Urban & Community Development	3.4%	4,033,800
Water, Sewer, and Utility Lines	9.1%	10,851,973

See accompanying notes to financial statements.

Annual Report 2008

11

Statement of Assets and Liabilities

October 31, 2008

Aberdeen Tax-Free Income Fund
Assets:
Investments, at value (cost $121,891,894)	$118,633,137
Repurchase agreements, at cost and value	43,401

Total Investments	118,676,538

Interest receivable	2,154,766
Receivable for capital shares issued	18,841
Receivable for investments sold	1,042,590
Receivable from adviser	18,347
Prepaid expenses and other assets	49,321

Total Assets	121,960,403

Liabilities:
Cash overdraft	11,764
Distributions payable	124,537
Payable for capital shares redeemed	14,096
Accrued expenses and other payables:
Fund administration and transfer agent fees	11,812
Distribution fees	4,830
Administrative servicing fees	856
Compliance program costs	1,342
Other	77,116

Total Liabilities	246,353

Net Assets	$121,714,050

Represented by:
Capital	$125,097,344
Accumulated net investment income (loss)	(124,537)
Accumulated net realized gain (loss) on investment transactions	–
Net unrealized appreciation/depreciation on investments	(3,258,757)

Net Assets	$121,714,050

See accompanying notes to financial statements.

2008 Annual Report

12

Statement of Assets and Liabilities (concluded)

October 31, 2008

Aberdeen Tax-Free Income Fund
Net Assets:
Class A Shares	$7,706,560
Class B Shares	887,419
Class C Shares	3,011,926
Class D Shares	108,235,799
Class X Shares	1,790,327
Class Y Shares	82,019

Total	$121,714,050

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	821,324
Class B Shares	94,623
Class C Shares	321,752
Class D Shares	11,536,744
Class X Shares	190,840
Class Y Shares	8,769

Total	12,974,052

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.38
Class B Shares	$9.38
Class C Shares	$9.36
Class D Shares	$9.38
Class X Shares	$9.38
Class Y Shares	$9.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.80
Class D Shares	$9.82
Maximum Sales Charge:
Class A Shares	4.25%
Class D Shares	4.50%

See accompanying notes to financial statements.

Annual Report 2008

13

Statement of Operations

For the Year Ended October 31, 2008

Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Interest income	$6,836,196

Total Income	6,836,196

Expenses:
Investment advisory fees	640,962
Fund administration and transfer agent fees	148,772
Distribution fees Class A	22,497
Distribution fees Class B	7,018
Distribution fees Class C	18,685
Distribution fees Class X	12,368
Distribution fees Class Y	669
Administrative services fees Class A	731
Registration and filing fees	40,069
Printing fees	75,011
Trustee fees	19,555
Compliance program costs	4,002
Other	100,317

Total expenses	1,090,656

Earnings credit	(8,577)
Expenses reimbursed	(76,628)

Net Expenses	1,005,451

Net Investment Income (Loss)	5,830,745

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	56,334
Net change in unrealized appreciation/depreciation from investments	(9,438,168)

Net realized/unrealized gain (loss) from investments	(9,381,834)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,551,089)

See accompanying notes to financial statements.

2008 Annual Report

14

Statements of Changes in Net Assets

	Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$5,830,745	$6,516,952
Net realized gain (loss) on investments transactions	56,334	1,761,252
Net change in unrealized appreciation/depreciation on investments	(9,438,168)	(5,491,478)

Change in net assets resulting from operations	(3,551,089)	2,786,726

Distributions to Shareholders From:
Net investment income:
Class A	(368,936)	(345,726)
Class B	(23,704)	(25,233)
Class C	(63,569)	(43,114)
Class D	(5,292,501)	(6,009,864)
Class X	(77,773)	(94,165)
Class Y	(3,931)	(4,629)
Net realized gains:
Class A	(118,095)	(16,029)
Class B	(8,493)	(1,412)
Class C	(20,074)	(2,314)
Class D	(1,606,717)	(268,208)
Class X	(27,793)	(5,795)
Class Y	(1,518)	(243)

Change in net assets from shareholder distributions	(7,613,104)	(6,816,732)

Change in net assets from capital transactions	(7,631,693)	(15,028,085)

Change in net assets	(18,795,886)	(19,058,091)

Net Assets:
Beginning of period	140,509,936	159,568,027

End of period	$121,714,050	$140,509,936

Accumulated net investment loss at end of period	$(124,537)	$(161,526)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

15

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,790,152	$1,826,204
Dividends reinvested	366,254	239,366
Cost of shares redeemed(a)	(4,004,438)	(2,308,530)

Total Class A	151,968	(242,960)

Class B Shares
Proceeds from shares issued	400,494	27,531
Dividends reinvested	21,809	18,851
Cost of shares redeemed(a)	(141,883)	(150,054)

Total Class B	280,420	(103,672)

Class C Shares
Proceeds from shares issued	1,952,588	432,992
Dividends reinvested	14,201	11,787
Cost of shares redeemed(a)	(252,979)	(150,340)

Total Class C	1,713,810	294,439

Class D Shares
Proceeds from shares issued	1,974,812	2,762,167
Dividends reinvested	5,391,581	4,747,622
Cost of shares redeemed(a)	(16,848,579)	(21,607,877)

Total Class D	(9,482,186)	(14,098,088)

Class X Shares
Proceeds from shares issued	32,529	141,455
Dividends reinvested	98,163	90,643
Cost of shares redeemed(a)	(385,845)	(1,109,059)

Total Class X	(255,153)	(876,961)

(a)	Includes redemption fees, if any.
Amounts	listed as “–” are $0 or round to $0.

See	accompanying notes to financial statements.

2008 Annual Report

16

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$–	$95
Dividends reinvested	5,449	4,822
Cost of shares redeemed(a)	(46,001)	(5,760)

Total Class Y	(40,552)	(843)

Change in net assets from capital transactions:	$(7,631,693)	$(15,028,085)

SHARE TRANSACTIONS:
Class A Shares
Issued	380,002	177,432
Reinvested	36,768	23,191
Redeemed	(402,147)	(223,856)

Total Class A Shares	14,623	(23,233)

Class B Shares
Issued	41,878	2,635
Reinvested	2,196	1,828
Redeemed	(14,821)	(14,529)

Total Class B Shares	29,253	(10,066)

Class C Shares
Issued	201,851	42,389
Reinvested	1,442	1,143
Redeemed	(25,603)	(14,670)

Total Class C Shares	177,690	28,862

Class D Shares
Issued	196,539	267,175
Reinvested	541,663	459,794
Redeemed	(1,695,354)	(2,095,150)

Total Class D Shares	(957,152)	(1,368,181)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

17

Statements of Changes in Net Assets (concluded)

	Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class X Shares
Issued	3,244	13,681
Reinvested	9,873	8,770
Redeemed	(39,025)	(107,305)

Total Class X Shares	(25,908)	(84,854)

Class Y Shares
Issued	–	9
Reinvested	549	469
Redeemed	(4,575)	(549)

Total Class Y Shares	(4,026)	(71)

Total change in shares:	(765,520)	(1,457,543)

Amounts	listed as “–” are $0 or round to $0.

See	accompanying notes to financial statements.

2008 Annual Report

18

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions						Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2008	$10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	$9.38	(3.22%	)	$7,707	0.96%	4.10%	1.02%	8.07%
Year Ended October 31, 2007	$10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	$10.23	1.72%		$8,251	0.93%	4.13%	0.93%	39.25%
Year Ended October 31, 2006	$10.49	0.43	0.01	0.44	(0.43)	–	(0.43)	$10.50	4.30%		$8,714	0.95%	4.12%	0.95%	1.91%
Year Ended October 31, 2005	$10.67	0.39	(0.18)	0.21	(0.39)	–	(0.39)	$10.49	1.98%		$10,054	0.98%	3.67%	0.98%	3.70%
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61	(0.43)	–	(0.43)	$10.67	5.97%		$9,599	0.93%	4.10%	0.93%	–
Class B Shares
Year Ended October 31, 2008	$10.22	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	$9.38	(3.84%	)	$887	1.70%	3.38%	1.78%	8.07%
Year Ended October 31, 2007	$10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.22	0.87%		$668	1.68%	3.38%	1.68%	39.25%
Year Ended October 31, 2006	$10.48	0.35	0.02	0.37	(0.35)	–	(0.35)	$10.50	3.52%		$792	1.70%	3.37%	1.70%	1.91%
Year Ended October 31, 2005	$10.67	0.32	(0.20)	0.12	(0.31)	–	(0.31)	$10.48	1.19%		$602	1.73%	2.90%	1.73%	3.70%
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54	(0.35)	–	(0.35)	$10.67	5.28%		$370	1.68%	3.36%	1.68%	–
Class C Shares
Year Ended October 31, 2008	$10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	$9.36	(3.85%	)	$3,012	1.70%	3.40%	1.79%	8.07%
Year Ended October 31, 2007	$10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.20	0.87%		$1,470	1.68%	3.38%	1.68%	39.25%
Year Ended October 31, 2006	$10.46	0.35	0.02	0.37	(0.35)	–	(0.35)	$10.48	3.53%		$1,207	1.70%	3.38%	1.70%	1.91%
Year Ended October 31, 2005	$10.64	0.32	(0.19)	0.13	(0.31)	–	(0.31)	$10.46	1.30%		$1,211	1.73%	2.91%	1.73%	3.70%
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53	(0.36)	–	(0.36)	$10.64	5.12%		$984	1.66%	3.32%	1.66%	–

(a) Excludes sales charge. (b) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

19

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

		Investment Activities			Distributions							Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (b)	Portfolio Turnover (c)
Class D Shares
Year Ended October 31, 2008	$10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	$9.38	(2.96%	)	$108,236	0.70%	4.37%	0.76%	8.07%
Year Ended October 31, 2007	$10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	$10.23	1.97%		$127,774	0.68%	4.37%	0.68%	39.25%
Year Ended October 31, 2006	$10.48	0.46	0.02	0.48	(0.46)	–	(0.46)	$10.50	4.56%		$145,553	0.70%	4.37%	0.70%	1.91%
Year Ended October 31, 2005	$10.67	0.42	(0.19)	0.23	(0.42)	–	(0.42)	$10.48	2.24%		$162,139	0.72%	3.92%	0.72%	3.70%
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64	(0.46)	–	(0.46)	$10.67	6.23%		$174,451	0.68%	4.35%	0.68%	–
Class X Shares
Year Ended October 31, 2008	$10.23	0.38	(0.72)	(0.34)	(0.38)	(0.13)	(0.51)	$9.38	(3.53%	)	$1,790	1.30%	3.77%	1.36%	8.07%
Year Ended October 31, 2007	$10.50	0.35	(0.24)	0.11	(0.36)	(0.02)	(0.38)	$10.23	1.12%		$2,217	1.52%	3.52%	1.53%	39.25%
Year Ended October 31, 2006	$10.48	0.37	0.02	0.39	(0.37)	–	(0.37)	$10.50	3.68%		$3,167	1.55%	3.52%	1.55%	1.91%
Year Ended October 31, 2005	$10.67	0.32	(0.19)	0.13	(0.32)	–	(0.32)	$10.48	1.36%		$4,903	1.57%	3.06%	1.57%	3.70%
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55	(0.37)	–	(0.37)	$10.67	5.34%		$6,342	1.53%	3.50%	1.53%	–
Class Y Shares
Year Ended October 31, 2008	$10.20	0.37	(0.71)	(0.34)	(0.38)	(0.13)	(0.51)	$9.35	(3.54%	)	$82	1.34%	3.73%	1.39%	8.07%
Year Ended October 31, 2007	$10.47	0.37	(0.25)	0.12	(0.37)	(0.02)	(0.39)	$10.20	1.12%		$130	1.53%	3.54%	1.53%	39.25%
Year Ended October 31, 2006	$10.46	0.36	0.02	0.38	(0.37)	–	(0.37)	$10.47	3.59%		$135	1.55%	3.53%	1.55%	1.91%
Year Ended October 31, 2005	$10.65	0.32	(0.18)	0.14	(0.33)	–	(0.33)	$10.46	1.37%		$232	1.58%	3.05%	1.58%	3.70%
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55	(0.37)	–	(0.37)	$10.65	5.35%		$493	1.54%	3.51%	1.54%	–

(a) Excludes sales charge. (b) During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

20

Notes to Financial Statements

October 31, 2008

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2008, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Aberdeen Tax-Free Income Fund (the “Fund”) (formerly “Nationwide Tax-Free Income Fund”).

2. Reorganization

The Fund was initially created in connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”) to acquire the assets and liabilities of the Nationwide Tax-Free Income Fund of Nationwide Mutual Funds (the “Predecessor Fund”) effective June 23, 2008. For financial statement purposes, the Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the Predecessor Fund is included in these financial statements.

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Fair value determinations are made for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time.

(b)	Repurchase Agreements

The Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or certain non-bank dealers. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase

Annual Report 2008

21

Notes to Financial Statements (continued)

October 31, 2008

agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund may transfer uninvested cash balances into a collective cash account with the Fund’s custodian. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. For the Fund, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., distributions in excess of earnings and dividend reclassifications), are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the Fund. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(e)	Federal Income Taxes

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

For the year ended October 31, 2008, the Fund has adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service.

As of October 31, 2008, management has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2008 Annual Report

22

Notes to Financial Statements (continued)

October 31, 2008

(f)	Allocation of Expenses, Income, and Gains and Losses

Effective June 23, 2008, expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to the Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). For the Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class. Prior to June 23, 2008 all expenses not directly attributable to a Fund were allocated among all Funds within the Trust relative to the average daily net assets of each Fund.

(g)	Earnings Credit

The Funds’ custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

4. Agreements and Transactions with Affiliates

(a)	Investment Advisor

Under the Investment Advisory Agreement with the Trust, effective June 23, 2008, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) will manage the Fund in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of the Fund’s assets to the subadviser to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. Effective June 23, 2008, Credit Suisse Asset Management, LLC (the “subadviser”) serves as subadviser and manages all of the Fund’s investments and has the responsibility for making all investment decisions for the Fund.

Under the terms of the Investment Advisory Agreement, effective June 23, 2008, the Fund pays the Adviser an annual management fee paid monthly based on average daily net assets of the Fund according to the following schedule:

Fee Schedule
Up to $250 million	0.425%
$250 million up to $1 billion	0.375%
On $1 billion and more	0.355%

From such fees, pursuant to the subadvisory agreement, the subadviser received $122,881 for the year ended October 31, 2008.

For the period November 1, 2007 to June 22, 2008, the Fund was managed by, and paid management fees to, Nationwide Fund Advisors as follows:

Fund	Amount
Tax-Free Income	$446,391

Effective June 23, 2008, Aberdeen entered into a written contract (“Expense Limitation Agreement”), with the Trust on behalf of the Fund that limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding 0.93% for Class A, 1.68% for Class B, 1.68% for Class C, 0.68% for Class D, 1.53% for Class X and 1.53% for Class Y until at least February 28, 2009.

Expenses reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008, are as follows:

Fund	Expenses Reimbursed
Tax-Free Income	$76,628

For the period November 1, 2007 to June 22, 2008, the Fund was not subject to an expense limitation agreement with Nationwide Fund Advisors.

Annual Report 2008

23

Notes to Financial Statements (continued)

October 31, 2008

Aberdeen may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of the year ended October 31, 2008, the cumulative potential reimbursement for the Fund is as follows:

Amount Fiscal Year 2008
$76,628

(b)	Fund Administration

Effective June 23, 2008, under the terms of a Fund Administration Agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Fund will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

For the period November 1, 2007 to June 22, 2008, the Fund paid administration fees to Nationwide Fund Management, LLC as follows:

Fund	Amount
Tax-Free Income	$80,736

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Effective June 23, 2008 the Trust entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Fund, including Compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services. Prior to June 23, 2008, the Funds participated in a similar agreement with Nationwide Fund Management, LLC and Citi. For the period November 1, 2007 to June 22, 2008, the Funds remitted payment to Nationwide Fund Management as follows:

Prior to June 23, 2008, the Funds participated in a similar agreement with Nationwide Fund Management, LLC and Citi, and remitted payment to Nationwide Fund Management as follows:

Fund	Amount
Tax-Free Income	$3,827

(d)	Distributor

Effective June 23, 2008, the Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to a Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

2008 Annual Report

24

Notes to Financial Statements (continued)

October 31, 2008

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the Series of the Trust will pay the distributor an annual fee in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of each applicable Series of the Trust (distribution or services fees);

•	1.00% of the average daily net assets of Class B and Class C shares for each applicable Series of the Trust (0.25% service fees);

•	0.10% of the average daily net assets of Class X and Class Y shares for each applicable Series of the Trust (service fees).

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Effective June 23, 2008, pursuant to an Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSC”), ranging from 1% to 5%, imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares).

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 4.25%, 4.00% on Class B and Class X shares of the Series of the Trust (on the maximum deferred sales charge of 5%), 0.85% on Class C and Class Y shares of the Series of the Trust (on the deferred sales charge assessed on sales within one year of purchase), and 4.00% on Class D shares of the Series of the Trust which have a maximum front-end sales charge of 4.50%. For the period June 23, 2008 to October 31, 2008, AFD retained commissions of $245,895 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X and Class Y shares (and certain Class A shares) of the Trust.

Prior to June 23, 2008, the Nationwide Mutual Funds, on behalf of the Predecessor Funds were party to a distribution agreement with, and paid distribution fees to, Nationwide Fund Distributors, LLC as follows:

Fund	Amount
Tax-Free Income	$42,821

That entity, during the period November 1, 2007 through June 22, 2008, retained commissions of $556,110.

Effective June 23, 2008, under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, which agree to provide certain administrative support services to the shareholders of certain classes. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A and Class D shares of the Fund.

For the year ended October 31, 2008, Aberdeen received $0 in Administrative Services Fees from the Fund. Prior to June 23, 2008, each series of the Trust was permitted to enter into similar servicing agreements with similar terms.

Prior to June 23, 2008, Nationwide Financial Services received the following amounts in Administrative Services Fees from the Fund:

Fund	Amount
Tax-Free Income	$731

5. Short-Term Trading Fees

The Fund assesses a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Annual Report 2008

25

Notes to Financial Statements (continued)

October 31, 2008

For the years ended October 31, 2008 and October 31, 2007, the Fund did not have any contributions to capital due to collection of redemption fees.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008 were as follows:

Purchases	Sales
$10,678,023	$20,945,368

7. Portfolio Investment Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its’ letters of credit in any one financial institution, the risk of credit quality deterioration increases.

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after

2008 Annual Report

26

Notes to Financial Statements (continued)

October 31, 2008

November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosure.

10. Federal Tax Information

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for the Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Tax-Free Income	$121,935,295	$3,499,192	$(6,757,949)	$(3,258,757)

The tax character of distributions paid during the fiscal year ended October 31, 2008, were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Distributions in Excess of Earnings	Total Distributions Paid
Tax-Free Income	$116,070	$1,817,586	$1,933,656	$6,075,713	$1,762	$8,011,131

The tax character of distributions paid during the fiscal year ended October 31, 2007, were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Tax-Free Income	$55,859	$294,001	$349,860	$6,529,338	$6,879,198

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Fund	Distributions Payable	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Tax-Free Income	$(124,537)	$(3,258,757)	$(3,383,294)

*	As of October 31, 2008, there were no differences between the book-basis and tax-basis unrealized appreciation/depreciation.

11. Subsequent Events

(a)	Two new series of Aberdeen Funds, Aberdeen Core Income Fund and Aberdeen Core Plus Income Fund, became effective with the Securities and Exchange Commission on November 17, 2008.

(b)	Effective November 28, 2008, Class X & Y shares of Aberdeen Tax-Free Income Fund were converted to Class D shares of Aberdeen Tax-Free Income Fund.

(c)	On December 8, 2008, the Board of Trustees of Aberdeen Funds approved a plan to liquidate, as of January 23, 2009 the following funds: Aberdeen Select Equity Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Select Small Cap Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Small Cap Growth Fund, and Aberdeen Small Cap Value Fund.

Annual Report 2008

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Aberdeen Funds:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Tax-Free Income Fund (formerly Nationwide Tax-Free Income Fund) (one series of Aberdeen Funds, hereafter referred to as the “Fund”) at October 31, 2008 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 30, 2008

2008 Annual Report

28

Other Federal Tax Information (Unaudited)

For the period ended October 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported inconjunction with your 2008 Form 1099-DIV.

The Fund designates the following amounts as long term capital gains distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Tax-Free Income	$1,817,586

Annual Report 2008

29

Supplemental Information (Unaudited)

Trustee Considerations in Approving Investment Advisory And Sub-advisory Agreements for the Aberdeen Funds

Background

The Aberdeen Tax-Free Income Fund (the “Aberdeen Fund”) is an investment portfolio of Aberdeen Funds, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the investment portfolios of the Trust, including the Aberdeen Fund, at regularly scheduled meetings held during the year. In addition, the Trustees must determine annually whether to approve and renew the Trust’s investment advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) on behalf of the Aberdeen Fund and the Trust’s investment sub-advisory agreement with the Credit Suisse Asset Management LLC (“CSAM” or the “Sub-Adviser”). The Aberdeen Fund was initially organized on December 12, 2007 and commenced operation on June 23, 2008.

On October 1, 2007, Nationwide Fund Advisors (“NFA”) sold its active equity portfolio management business to AAMI. On December 12, 2007, the Trust held its organizational meeting (the “Organizational Meeting”) and established the Aberdeen Fund. The Aberdeen Fund was created as a shell portfolio without assets in order to facilitate the reorganization of a corresponding portfolio of the Nationwide Mutual Funds (“Nationwide Funds”) into an Aberdeen Fund. At the Organizational Meeting, the Board approved an agreement and plan of reorganization with Nationwide Funds, which provided that twenty-six of the Nationwide Funds that were then managed by NFA would reorganize into an Aberdeen Fund counterpart with substantially similar investment objectives and policies. The former NFA portfolio managers who had managed the Nationwide Funds while at NFA had been hired by AAMI and the reorganization was structured so that these portfolio managers would continue to serve as portfolio managers for the Aberdeen Fund counterpart after the reorganization. The Trustees were informed by management that the continuity of day-to-day investment management was an important consideration of the Nationwide Funds’ Board in approving the reorganization. The reorganization was consummated on June 23, 2008.

At the Organizational Meeting, the Board, including all of the Trustees who are not “interested,” as such term is defined in the Investment Company Act of 1940, as amended, (the “Independent Trustees”), reviewed and unanimously voted to approve (i) the Investment Management Agreement between AAMI (the “AAMI Agreement”) and the Trust on behalf of the Aberdeen Fund; (ii) a Sub-Advisory Agreement among the Trust on behalf of the Aberdeen Fund, AAMI and CSAM (the “CSAM Agreement”). The Independent Trustees were separately represented by independent counsel in their consideration of the AAMI Agreement and CSAM Agreement. At a meeting of the Board on March 12, 2008, the Trustees, including all of the Independent Trustees, after reviewing certain supplementary information provided by AAMI and CSAM, and the performance of the Aberdeen Fund, ratified their December 2007 approval of the AAMI Agreement and the CSAM Agreement pertaining to the Aberdeen Fund.

In considering the AAMI Agreement and the CSAM Agreement, the Trustees reviewed a variety of materials they believed were relevant to the interests of the shareholders, including but not limited to: (i) a copy of the investment advisory agreement with AAMI, which, among other things, described the services that would be provided to the Aberdeen Fund and the compensation to be paid for such services; (ii) a copy of the CSAM Agreement, which, among other things, described the services that would be provided to the Aberdeen Fund and the compensation for such services; (iii) data from Lipper providing performance information and rankings comparing the Nationwide Fund proposed to be reorganized into the Aberdeen Fund counterpart to similar funds; (iv) Morningstar performance ratings for the Nationwide Fund; (v) comparative performance, fee and expense information for a peer group of mutual funds similar to the Aberdeen Fund; (vi) fee information comparing the applicable Nationwide Fund to the Aberdeen Fund; (vii) a copy of an expense limitation agreement that listed the expense caps proposed for the Aberdeen Fund; and (viii) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and sub-advisory arrangements under Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition, with respect to AAMI and CSAM, the Trustees reviewed materials from AAMI and CSAM that included (i) a description of AAMI’s and CSAM’s respective business and organization; (ii) a description of personnel assignment and compensation policies and operations; (iii) a description of advisory services including a discussion of how investment decisions

2008 Annual Report

30

Supplemental Information (Unaudited) (continued)

are made and executed; (iv) a copy of AAMI’s and CSAM’s most recent Form ADV (a regulatory disclosure document) and financial statements; (v) a description of any current litigation, enforcement and administrative actions within the past five years; (vi) a description of other registered investment companies, other pooled investment vehicles and other accounts (number and total assets) managed by AAMI or CSAM along with a description of material conflicts of interest that could arise; (vii) a composite of investment performance which included all comparable accounts having similar investment objectives and policies to the Aberdeen Fund; (viii) a description of AAMI’s and CSAM’s proposed or adopted proxy voting policies; (ix) a description of any revenue sharing arrangements; (x) a description of proposed rates of advisory/sub-advisory fees, any applicable waivers and a peer group comparison along with a discussion of the appropriateness of the fee and an estimated projection of profitability; (xi) an evaluation of any “fall out” benefits that may accrue to AAMI and CSAM; (xii) a description of AAMI’s and CSAM’s best execution policies and procedures, soft dollar policies and transaction allocation procedures; (xiii) a copy of AAMI’s and CSAM’s Code of Ethics; (xiv) a description of AAMI’s and CSAM’s compliance program; (xv) a description of insurance coverage; (xvi) a description of business continuity and disaster recovery procedures; and (xvii) a description of privacy policies and procedures.

In determining to approve the agreements, the Trustees considered all factors they believed to be relevant. In doing so, the Independent Trustees: (i) reviewed the foregoing information with their independent legal counsel and with management; (ii) discussed with legal counsel the legal standards applicable to their consideration of the AAMI Agreement and the CSAM Agreement; and (iii) met with their independent legal counsel in private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by AAMI under the AAMI Agreement, the Trustees noted the extensive responsibilities of AAMI as the Aberdeen Fund’s investment adviser, including: the provision of an investment program for the Aberdeen Fund in light of the Aberdeen Fund’s investment objective; the selection of the Sub-Adviser; the determination of the allocation of assets to the Sub-Adviser; the monitoring of the Sub-Adviser’s ongoing performance; the placement of brokerage and the negotiation of commission rates; the oversight of general portfolio compliance with relevant law; and the implementation and communication to the Sub-Adviser of Board directives as they relate to the Aberdeen Fund. The Board also considered the description by AAMI’s representatives of its abilities, resources and management philosophy. The Trustees noted that AAMI was the sub-adviser to other U.S. registered open-end funds, but did not have experience previously as the adviser to such funds or in the joint role of adviser and administrator to such funds. The Trustees also noted that AAMI had a proven record of managing other investment products either as adviser or administrator both inside and outside the U.S. The Trustees discussed that the portfolio managers who had managed the Nationwide Funds for NFA had become employees of AAMI and would continue to manage the Aberdeen Fund corresponding to the Nationwide Fund they had previously managed after the reorganization of the Nationwide Funds was consummated, subject to AAMI’s investment process and oversight as a part of the AAMI organization. The Trustees considered other steps AAMI had taken to hire new personnel and expand its organization. Based on their consideration and review of the foregoing information, the Trustees also determined that the Aberdeen Fund was likely to benefit from the nature, quality, and extent of the services provided by AAMI, as well as AAMI’s ability to render such services based on AAMI’s experience, operations, and resources.

In considering the CSAM Agreement, the Trustees noted CSAM’s responsibilities under the CSAM Agreement, including: the provision of an investment program for the Aberdeen Fund; the placement of brokerage and the negotiation of commission rates; the oversight of general portfolio compliance with relevant law; and the voting of proxies. The Trustees also considered materials describing CSAM’s respective capabilities, resources and investment personnel. The Board considered that AAMI was proposing to have CSAM provide sub-advisory services because the current portfolio manager of the Nationwide Fund was retiring at the time of the reorganization. Based on their consideration and review of the foregoing information, the Trustees determined that the Aberdeen Fund was likely to benefit from the nature, quality, and extent of these services, as well as CSAM’s ability to render such services based on its experience, operations, and resources.

Investment Performance. The Board reviewed the one-month, three-month, six- month, year-to-date, one year, two years, three years, five years, ten years performance, as applicable, along with the Lipper rankings, Morningstar ratings and peer group data for the Nationwide Fund that management proposed to be reorganized into its Aberdeen Fund counterpart. For CSAM, the Trustees also considered a composite of investment performance that included comparable accounts having similar investment

Annual Report 2008

31

Supplemental Information (Unaudited) (concluded)

objectives and policies to the Nationwide Fund. After considering this and other information, the Trustees determined that approving the management agreement with AAMI and adding CSAM as investment adviser would benefit the Aberdeen Fund and its shareholders.

Cost of Services Provided/Economies of Scale/Profitability. The Trustees reviewed comparative peer group data for the Aberdeen Fund’s investment advisory fee and total expense ratio, fee waivers and expense limitations. The Trustees also reviewed fee information comparing the applicable Nationwide Fund and the Aberdeen Fund. The Trustees believed that the comparisons provided were useful in evaluating the reasonableness of the advisory fees, sub-advisory fees and the total expenses to be paid by the Aberdeen Fund. The proposed advisory fees of the Aberdeen Funds were below the Morningstar peer group average. The Trustees also considered estimated projections of profitability of AAMI and CSAM. In considering the reasonableness of the advisory fee charged by AAMI for managing the Aberdeen Fund, the Trustees noted that AAMI, and not the Aberdeen Fund, would be responsible for paying the fees charged by CSAM, and, therefore, that the fees paid to AAMI cover the cost of providing portfolio management services as well as the cost of providing monitoring services with respect to CSAM. The Trustees noted that since the sub-advisory fees would be paid by AAMI out of its advisory fee, the cost of services to be provided by CSAM and the profitability to CSAM of its relationship with the Aberdeen Fund were not material factors in the Trustees’ deliberations. The Trustees also considered AAMI’s commitment to maintain the net expense levels (and expense limit exclusions) of the Aberdeen Fund so that they mirrored the net expense levels (and expense limit exclusions) of the predecessor Nationwide Fund for two years after the closing of the reorganization through a contractual written fee waiver and expense reimbursement agreement with the Trust. The Board noted that the advisory fee schedule for the Aberdeen Fund and the sub-advisory fee under the CSAM Agreement included breakpoints that would reduce the investment advisory fee and allow the shareholders to participate in economies of scale for an Aberdeen Fund when it reached certain asset levels.

Other Benefits to the Investment Adviser and its Affiliates. The Trustees also considered the other relationships that AAMI and its affiliates will have with the Trust. The Trustees noted that AAMI will be serving as the Trust’s administrator and further noted that the fee paid to AAMI for administration services mirrored the fee AAMI will pay to the sub-administrator. In addition, subject to various regulatory approvals, AAMI’s affiliate, Aberdeen Fund Distributors, will serve as principal underwriter and receive compensation for its services. The Board concluded that the benefits that will accrue to AAMI and its affiliates by virtue of their relationships to the Trust were reasonable and fair in comparison with the costs of providing the relevant services.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that (i) AAMI and CSAM demonstrated that they each possessed the capability and resources to perform the duties required of them under the AAMI Agreement and CSAM Agreement, respectively; (ii) the terms of the AAMI Agreement and CSAM Agreement and the fees provided under those agreements were fair and reasonable; (iii) the approval of the AAMI Agreement and CSAM Agreement would be in the best interests of the Aberdeen Fund and its shareholders. The Independent Trustees requested certain supplemental information, to be provided prior to or at the next regularly scheduled board meeting. Subject to the receipt of that information, the Trustees, including a majority of the Independent Trustees, voted to approve the AAMI Agreement and CSAM Agreement. At its next regularly scheduled meeting of the Trustees on March 12, 2008, the Independent Trustees again met without management present and were again represented by independent counsel. After receiving and considering supplemental information provided by AAMI, including performance information reflecting data for periods after the December 2007 Board Meeting, the Trustees, including a majority of the Independent Trustees, ratified their prior approval of the AAMI Agreement and the CSAM Agreement.

2008 Annual Report

32

Management of the Fund (Unaudited)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Interested Trustees
Martin J. Gilbert(1),*** Year of Birth: 1959	Trustee since 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited, Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Gary Bartlett(1),*** Year of Birth: 1959	Trustee since 2007	Chief Executive Officer (2006–present) and Director (2005–present), Head of US Fixed Income (2006–2007), Aberdeen Asset Management, Inc.; Global Head of Fixed Income (2007–present), Aberdeen Asset Management PLC. Portfolio Manager (1992–2005), Deutsche Asset Management. Vice President (March 2008–present), Aberdeen Asia- Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.	29

Annual Report 2008

33

Management of the Fund (Unaudited) (continued)

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Independent Trustees
P. Gerald Malone*** Year of Birth: 1950	Chairman of the Board Trustee since 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy*** Year of Birth: 1942	Trustee since 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	27
Peter D. Sacks*** Year of Birth: 1945	Trustee since 2007	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith*** Year of Birth: 1955	Trustee since 2007	Mr. Smith has been Managing Editor of BCA Publications Ltd. (financial publications) since 1982.	27

2008 Annual Report

34

Management of the Fund (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
John T. Sheehy*** Year of Birth: 1942	Trustee since 2007	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) since 1997.	30	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan*** Year of Birth: 1939	Trustee since 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	27

*	The Trust (which currently includes 27 portfolios as of December, 2008), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
**	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, Attn: Lucia Sitar.
1	Messrs. Gilbert and Bartlett are deemed to be interested persons because of their affiliation with the Funds’ investment adviser.

Annual Report 2008

35

Management of the Fund (Unaudited) (continued)

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1967	Vice President	Since 2007	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1956	President	Since 2007	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003–2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003–2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004–2005) (registered investment companies); formerly, Managing Director, Putnam Investments 1991–2002).
Megan Kennedy** 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1974	Treasurer	Since July 2008	Currently, Treasurer & CFO Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002–2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1966	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

2008 Annual Report

36

Management of the Fund (Unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2007	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.
Brian O’Neill Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1968	Assistant Treasurer	Since September 2008	Currently, Assistant Treasurer North American Mutual Funds for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Secretary and Vice President	Secretary since 2007 and Vice President since December 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1961	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1972	Vice President	Since 2007	Currently, Head of U.S. Equities for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Officers hold their positions with the Funds until a successor has been duly elected and qualifies.
**	Mr. Baltrus, Mr. Esposito, Ms. Kennedy, Mr. McDevitt, Ms. Nichols, Mr. Sullivan, and Ms. Sitar hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds.

Annual Report 2008

37

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Gary Bartlett

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Vincent Esposito, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Secretary and Vice President

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street 37th Fl

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services     (formerly BISYS Fund Services Ohio, Inc.)

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

PricewaterhouseCoopers LLP

300 Madison Ave.

New York, NY 10017

Fund Counsel

Stradley Ronon Stevens & Young LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Aberdeen Asset Management, Inc.

300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

AOE-0143-1208

ANNUAL REPORT

ABERDEEN FUNDS GLOBAL SERIES

OCTOBER 31, 2008

Aberdeen China Opportunities Fund

Aberdeen Developing Markets Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Utilities Fund

Aberdeen International Equity Fund

Aberdeen Select Worldwide Fund

Message to Shareholders

October 31, 2008

Dear Valued Shareholder:

Welcome to your first Aberdeen Funds Shareholder Report. This year has certainly been a very challenging time for all of us in both the equity and fixed income markets. In addition to the Annual Reports, you will also find an overview of the markets by Aberdeen’s Head of U.S. Equities, Shahreza Yusof.

We are very appreciative to have your investments here at Aberdeen Funds. We wish you all the best for a happy, healthy and prosperous new year.

Sincerely,

Vincent J. Esposito

President

Aberdeen Funds

Market Review	Page 2
Aberdeen China Opportunities Fund	Page 3
Aberdeen Developing Markets Fund	Page 10
Aberdeen Global Financial Services Fund	Page 19
Aberdeen Global Utilities Fund	Page 26
Aberdeen International Equity Fund	Page 33
Aberdeen Select Worldwide Fund	Page 40

Notes to Financial Statements	Page 81

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. Please call 866-667-9231 to request a prospectus that contains this and other information about the fund, or download a prospectus. Please read the prospectus carefully before investing. Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds are distributed by Aberdeen Fund Distributors LLC, 300 Barr Harbor Drive, Suite 300, West Conshohocken, PA 19428, member FINRA.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeeninvestments.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Market Review

Shahreza Yusof, Head of Equities – U.S.

The global financial markets have certainly been battered this year. The troubled economic environment had its roots in the significant rise in subprime mortgage defaults in 2007, which subsequently had a negative impact on bond markets. This eventually led to the broader credit crunch, a sharp decline in spending by consumers hit by falling house prices and, more currently, an increase in job layoffs. The major global stock market indices recorded significant losses for the annual period ended October 31, 2008. Shares of foreign companies fell further than their U.S. counterparts, partly on the strength of the U.S. dollar. The MSCI World-ex. U.S. Index returned –46.55%, while the domestic broad-market S&P 500 Index returned –36.10% for the reporting period. In the U.S., there was little variation in the performances of value and growth stocks, as the Russell 1000 Value Index posted a return of –36.80% versus the –36.95% return of the Russell 1000 Growth Index.

The U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Index, registered a small gain of 0.30% for the reporting period, as even investment-grade corporate bonds were adversely affected by the credit crunch. Investors turned to U.S. Treasury securities in a flight to quality. Consequently, interest rates declined and credit spreads widened (there was an increase in the differences in yields between Treasury securities and other bonds with comparable maturities). These conditions made it even more difficult for companies and consumers to obtain credit.

We are in the midst of a sharp downturn in the economic cycle. However, to some degree, cycles bring you back to your starting point. The impulse consumer shopping we saw in the 1990s that was fuelled by a credit binge and, until recently, rising home equity, has reversed. We are looking at a potential return to the more sober spending habits of the late 1970s. This is not a “speed bump in the road” economic slowdown. We have seen a structural shift in the economy as affordability and spending habits actually reshape. It is also apparent that interest rate cuts, the aspirin to every Greenspan-era economic headache, have lost their effectiveness. We believe that it will take at least several more quarters to reach the bottom of the current recession. Economic growth from 2003 to 2007 was clearly accentuated by easy money and terms in residential, commercial and industrial lending. Those days are over and the pain from the unraveling has not been fully felt.

The exact timing of an economic recovery is impossible to predict. What we can evaluate are companies, their businesses, and their products or services. There are plenty of companies out there that have strong balance sheets, meaning they have a good probability of surviving until the economy improves. Although the unemployment rate has risen quickly, more than 90% of American workers remain employed. People will continue to shop for groceries and make repairs to homes and cars. Despite the most difficult investment and economic environment for a couple of generations, it is also a great opportunity for long-term investing. The startling losses experienced by banks, for example, may be a positive sign that the market-cleaning mechanism is functioning. It is just a very painful process while it persists. Once the economic and financial environment stabilizes, the value unearthed by the market upheaval will be realized. We do believe that there are companies which have share prices that, in a normal business environment, could increase compared to their prices under current market conditions.

2008 Annual Report

2

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund is currently subadvised by Gartmore Global Partners. Effective January 1, 2009, Aberdeen Asset Management Asia Limited will assume the day-to-day responsibilities for management of the Fund.

The Aberdeen China Opportunities Fund returned –64.82% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –61.36% return of its benchmark, the MSCI Zhong Hua Index. For broader comparison, the average return of the Fund’s Lipper peer category of China Region Funds (consisting of 65 funds) was –62.45% for the period.

Evidence of accelerating inflation encouraged the Chinese government authorities to embark on a series of tightening measures in the closing months of 2007. These actions included policies designed to cool the housing market in December 2007. By early 2008, China’s consumer price index had increased sharply. This was partly attributable to higher food costs, as well as with upward pressure from wages. As the year progressed, it became apparent that China’s growth rate was likely to be affected by global credit constraints and diminished international trade.

Fund performance was hindered by overweights relative to the benchmark in selected stocks in the consumer discretionary sector, and an underweight in utilities. Within consumer discretionary the holding in Li Ning, a sportswear company, was a major detractor, as shares fell on expectations that the company’s sales and margins will fall as the economy slows. However, Fund management maintains the position in the company, given its strong balance sheet and cash-generation. In utilities, underweights in electric power suppliers CLP Holdings and Hong Kong Electric hampered Fund performance, as investors sought stocks with more defensive characteristics.

Stock selection in industrials enhanced Fund performance versus its benchmark for the year. The holding in BYD Co., China’s producer of rechargeable batteries was a positive contributor. BYD will receive an investment of $232 million to develop rapid-charge batteries used for storing power from wind and solar generation. In financials, the position in one of the few insurance conglomerates in China, China Insurance International Holdings Co. Ltd., also added value, as the stock rose sharply after ICBC announced that it would be extending the deadline to buy a stake in the company’s subsidiary, Taiping Insurance.

In view of the deteriorating economic background and a less certain outlook for corporate earnings growth, the management team adopted a more defensive stance during the period, as reflected in its stock selection. New holdings were established in Hong Kong Electric and fixed-line telecommunications operator China Telecom. Management also initiated a position in the Hutchinson Whampoa, an industrial conglomerate with a diversified range of businesses. Conversely, management reduced holdings in cyclical stocks such as steel producers.

Fund management has reduced the portfolio’s positions in cyclical energy and materials stocks. Within the consumer sectors, emphasis has been shifted toward companies that are believed to generate cash and have solid earnings streams. Management also has moved the Fund to a substantial underweight in financials.

China joined the U.S. and a host of other countries in announcing coordinated interest rate cuts in October 2008. This action, part of a global response to the current financial crisis, highlights how seriously Chinese government authorities view the economic slowdown. Chinese equities are now trading at conservative valuations. Fund management has been focusing on shares of companies with more defensive characteristics, strong franchises and sustainable earnings growth.

Portfolio Management:

Gartmore Global Partners, subadviser: Charlie Awdry, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Foreign small and mid cap securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Concentrating investments in China and Hong Kong subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

3

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A7	w/o SC2	-64.82%	10.57%	1.92%	1.88%
	w/SC3	-66.84%	9.07%
Class B7	w/o SC2	-65.07%	9.78%	2.66%	2.62%
	w/SC4	-66.40%	9.45%
Class C7	w/o SC2	-65.08%	9.74%	2.66%	2.62%
	w/SC5	-65.35%	9.74%
Class R6,7		-64.88%	10.24%	2.36%	2.32%
Institutional Service Class[6,7]		-64.72%	10.81%	1.66%	1.62%
Institutional Class[6,7]		-64.71%	10.88%	1.66%	1.62%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on June 29, 2004.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide China Opportunities Fund from June 29, 2004 to June 23, 2008. The Aberdeen China Opportunities Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

4

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Zhong Hua Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

5

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen China Opportunities Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$495.60	$6.92	1.84%
	Hypothetical	[1]	$1,000.00	$1,015.89	$9.37	1.84%
Class B	Actual		$1,000.00	$494.10	$9.73	2.59%
	Hypothetical	[1]	$1,000.00	$1,012.12	$13.18	2.59%
Class C	Actual		$1,000.00	$493.80	$9.73	2.59%
	Hypothetical	[1]	$1,000.00	$1,012.12	$13.18	2.59%
Class R	Actual		$1,000.00	$495.40	$7.82	2.08%
	Hypothetical	[1]	$1,000.00	$1,014.68	$10.59	2.08%
Institutional Service Class	Actual		$1,000.00	$496.40	$5.98	1.59%
	Hypothetical	[1]	$1,000.00	$1,017.14	$8.09	1.59%
Institutional Class	Actual		$1,000.00	$496.70	$5.98	1.59%
	Hypothetical	[1]	$1,000.00	$1,017.14	$8.09	1.59%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

6

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen China Opportunities Fund

Asset Allocation
Common Stocks	94.3%
Equity Linked Notes	2.6%
Exchange Traded Funds	1.4%
Repurchase Agreement	1.1%
Other Assets in excess of liabilities	0.6%
100.0%

Top Industries
Commercial Banks	14.8%
Oil, Gas & Consumable Fuels	11.4%
Wireless Telecommunication Services	11.0%
Insurance	8.8%
Real Estate Management & Development	6.9%
Diversified Telecommunication Services	6.7%
Electric Utilities	5.9%
Industrial Conglomerates	3.2%
Marine	2.9%
Food Products	2.8%
Other	25.6%
100.0%

Top Holdings*
China Mobile Ltd.	9.9%
Industrial & Commercial Bank of China	5.7%
China Construction Bank Corp., Class H	4.2%
China Life Insurance Co. Ltd., Class H	4.2%
Hongkong Electric Holdings Ltd.	3.9%
Cheung Kong Holdings Ltd.	3.5%
China Telecom Corp. Ltd., Class H	3.4%
Hutchison Whampoa Ltd.	3.2%
CNOOC Ltd.	3.2%
PetroChina Co. Ltd.	2.9%
Other	55.9%
100.0%

Top Countries
Hong Kong	60.1%
China	37.7%
Canada	0.5%
Other	1.7%
100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2008

7

Statement of Investments

October 31, 2008

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.3%)
CANADA (0.5%)
Metals & Mining (0.5%)
Silvercorp Metals, Inc.	80,590	$156,524
		156,524
CHINA (35.1%)
Commercial Banks (4.8%) (a)
China Construction Bank Corp., Class H	2,825,000	1,401,469
China Merchants Bank Co. Ltd.	120,000	183,852
		1,585,321
Diversified Telecommunication Services (6.0%) (a)
China Communications Services Corp. Ltd.	1,626,000	855,081
China Telecom Corp. Ltd., Class H	3,208,000	1,141,772
		1,996,853
Electrical Equipment (0.9%) (a)
BYD Co. Ltd., Class H	180,700	307,133
Energy Equipment & Services (0.1%) (a)
Anhui Tianda Oil Pipe Co., Ltd.	204,000	24,934
Food Products (0.6%) (a)
Uni-President China Holdings Ltd.*	866,000	189,029
Health Care Equipment & Supplies (1.4%)
China Medical Technologies, Inc. ADR	18,500	450,845
Insurance (5.1%) (a)
China Life Insurance Co. Ltd., Class H	519,000	1,387,017
Ping An Insurance Co. of China Ltd.	73,500	314,350
		1,701,367
Internet Software & Services (1.0%)
SINA Corp.	10,761	348,656
Machinery (0.4%) (a)
First Tractor Co. Ltd.	1,136,000	138,339
Marine (1.9%) (a)
China Shipping Development Co. Ltd.	488,000	480,914
Sinotrans Shipping Ltd.	641,000	133,354
		614,268
Media (1.0%)
Focus Media Holding Ltd. ADR*	17,600	326,128
Metals & Mining (0.8%) (a)
Hidili Industry International Development Ltd.	1,288,000	272,629

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (8.2%)
China Coal Energy Co., Class H (a)	620,000	$376,045
China Petroleum & Chemical Corp. ADR	8,323	541,245
China Petroleum & Chemical Corp., Class H (a)	554,000	363,805
PetroChina Co. Ltd. (a)	1,284,000	965,459
PetroChina Co. Ltd. ADR	1,512	112,765
Yanzhou Coal Mining Co. Ltd. (a)	586,000	361,936
		2,721,255
Textiles, Apparel & Luxury Goods (1.8%) (a)
China Dongxiang Group Co.	2,012,385	592,050
Transportation Infrastructure (1.1%) (a)
Jiangsu Expressway Co. Ltd., Class H	500,000	349,739
		11,618,546
HONG KONG (58.7%)
Auto Components (0.9%) (a)
Minth Group Ltd.	386,000	134,895
Xinyi Glass Holdings Co. Ltd.	518,000	148,865
		283,760
Commercial Banks (10.0%) (a)
BOC Hong Kong Holdings Ltd.	561,000	642,327
Fubon Bank (Hong Kong) Ltd.	400,000	81,427
Hang Seng Bank Ltd.	55,600	693,771
Industrial & Commercial Bank of China	4,042,000	1,901,905
		3,319,430
Communications Equipment (0.9%) (a)
AAC Acoustic Technology Holdings, Inc.*	600,000	312,815
Construction & Engineering (0.2%) (a)
China State Construction International Holdings Ltd.	712,000	79,025
Construction Materials (0.1%) (a)
Prosperity Mineral Holdings Ltd.	147,294	48,247
Containers & Packaging (0.0%) (a)
AMVIG Holdings Ltd.	1,000	588
Diversified Telecommunication Services (0.7%) (a)
Citic 1616 Holdings Ltd.	2,284,000	215,730
Electric Utilities (5.9%) (a)
CLP Holdings Ltd.	26,000	175,349
Dantang International Power Generation Co. Ltd.	1,296,000	488,118
Hongkong Electric Holdings Ltd.	241,500	1,301,699
		1,965,166

See accompanying notes to financial statements.

2008 Annual Report

8

Statement of Investments (concluded)

October 31, 2008

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
Electronic Equipment & Instruments (1.2%) (a)
Kingboard Chemical Holdings Ltd.	200,000	$399,254
Food Products (2.3%) (a)
China Agri-Industries Holdings Ltd.*	2,100,000	748,663
Independent Power Producers & Energy Traders (1.8%) (a)
China Resources Power Holdings Co.	302,000	590,235
Industrial Conglomerates (3.2%) (a)
Hutchison Whampoa Ltd.	197,000	1,064,597
Insurance (2.5%) (a)
China Insurance International Holdings Co. Ltd.	355,000	827,651
Leisure Equipment & Products (1.8%) (a)
Li Ning Co. Ltd.	474,500	587,236
Marine (1.0%) (a)
Pacific Basin Shipping Ltd.	621,000	332,524
Oil, Gas & Consumable Fuels (3.2%) (a)
CNOOC Ltd.	1,272,000	1,044,447
Personal Products (2.3%) (a)
Hengan International Group Co. Ltd.	277,000	772,596
Produce, Food & Tobacco Flavorings (2.1%) (a)
Huabao International Holdings Ltd.	1,080,000	696,976
Real Estate Management & Development (6.9%) (a)
Cheung Kong Holdings Ltd.	120,000	1,152,220
Chinese Estates Holdings Ltd.	364,978	280,429
New World Development Ltd.	1,349	1,123
Swire Pacific Ltd., Class A	121,000	852,199
		2,285,971
Specialty Retail (0.3%) (a)
Dickson Concepts International Ltd.	510,500	113,153
Textiles, Apparel & Luxury Goods (0.4%) (a)
China Ting Group Holdings Ltd.	1,624,000	124,629
Wireless Telecommunication Services (11.0%)
China Mobile Ltd. (a)	371,500	3,270,537
China Mobile Ltd. ADR	8,700	381,843
		3,652,380
		19,465,073
Total Common Stocks		31,240,143

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (1.4%)
HONG KONG (1.4%)
BOCI-Prudential-W.I.S.E.-CSI China Tracker Fund*	205,200	$459,660
EQUITY LINKED NOTES (2.6%) (a)
CHINA (2.6%)
Chemicals (0.6%)
Qinghai Salt Lake Potash Co., Class A, 0.00%, 08/21/17	25,500	193,185
Construction Materials (0.8%)
Anhui Conch Cement Co. Ltd., 0.00%, 04/07/13*	111,700	277,016
Insurance (1.2%)
Ping An Insurance Group Co. of China Ltd., Class A, 0.20%, 04/01/13	121,400	403,048
Total Equity Linked Notes		873,249
WARRANTS (0.0%)
HONG KONG (0.0%)
Construction & Engineering (0.0%)
China State Construction International Holdings Ltd., Expiring 02/28/09*	857	1
Hong Kong Construction Holdings Ltd., Expiring 11/30/09*	360,184	790
Total Warrants		791
REPURCHASE AGREEMENT (1.1%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $361,890, collateralized by Federal National Mortgage Agency 5.50%, maturing 11/01/35; total market value of $369,127	$361,889	361,889
Total Repurchase Agreements		361,889
Total Investments (Cost $61,115,573) (b)—99.4%		32,935,732

Other assets in excess of liabilities—0.6%		211,281
Net Assets—100.0%		$33,147,013

*	Non-income producing security.
(a)	Fair valued security.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2008

9

Aberdeen Developing Markets Fund (Unaudited)

The Aberdeen Developing Markets Fund is currently subadvised by Gartmore Global Partners. Effective January 1, 2009, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited will share the day-to-day responsibilities for management of the Aberdeen Developing Markets Fund (as co-subadvisers).

The Aberdeen Developing Markets Fund returned –59.99% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –56.22% return of its benchmark, the MSCI Emerging Markets Index. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 295 funds) was –57.30% for the period.

Equity markets worldwide have been volatile amid the ongoing global credit crunch. Late in 2007, growing inflationary concerns and expectations of slower economic growth prompted a period of profit-taking in many Asian equity markets. Brazil and Russia were among the weakest-performing markets for the period. Shares of Russian stocks declined considerably following the country’s military intervention in neighboring Georgia. This triggered a substantial outflow of international investment.

The primary detractor was MPX Energia, a Brazilian electricity generation and distribution company. Fund management maintains the position in the stock, as MPX has obtained financial backing from BNDES, the state-owned development bank. Fund results also were hindered by the holding in Russian auto manufacturer Sollers (formerly Severstal-Auto). Management continues to hold the stock based on the belief that the present price level is discounting the disappearance of underlying demand for autos in Russia.

Fund performance was enhanced by the holding in Uralkali, a Russian fertilizer producer, which experienced a significant increase in profits after potash fertilizer prices reached record levels. The position in Brazilian oil exploration company Petrobras also was a positive contributor, as the company reported the discovery of further offshore reserves. The shares also benefited from the surge in oil prices prior to the downturn that began in July 2008.

During the reporting period, the management team shifted the Fund’s focus toward more defensive areas such as telecommunications and utilities. However, the variance in sector weightings relative to the benchmark MSCI Emerging Markets Index is narrow, as there is greater emphasis on stock selection. The risk profile of the Fund was reduced through the decrease in exposure to stocks most at risk from the deteriorating earnings outlook.

At the end of the period, the Fund was overweight versus the benchmark in Mexico and the Czech Republic, and had a significant underweight in Taiwan. Fund management is focused on high-quality companies with strong franchises and transparency of earnings. Positions in the consumer discretionary sector have been reduced, while management favors utilities, telecommunications and consumer staples, where companies with sustainable earnings and growth prospects can be identified.

Operating conditions in emerging markets have become more challenging. Although the severe disruption experienced in global credit markets appears to be easing, global trading flows have slowed. Investment and consumption are expected to moderate, partly as a result of local currency depreciation against the U.S. dollar. Consequently, management has altered its investment strategy and has taken a more conservative stance. With equity valuations below their long-term averages, the Fund managers are seeking companies with attractive cash flows, modest growth plans and relatively low debt burdens.

Portfolio Management:

Gartmore Global Partners, subadviser: Christopher Palmer, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2008 Annual Report

10

Aberdeen Developing Markets Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A11	w/o SC2	-59.99%	8.06%	5.55%	1.79%	1.76%
	w/SC3	-62.29%	6.79%	4.79%
Class B11	w/o SC2	-60.26%	7.35%	4.86%	2.45%	2.42%
	w/SC4	-61.92%	7.09%	4.86%
Class C5,8	w/o SC2	-60.26%	7.34%	5.03%	2.45%	2.42%
	w/SC7	-60.59%	7.34%	5.03%
Class R6,10		-60.03%	7.89%	5.18%	2.15%	2.12%
Institutional Service Class[10,11]		-59.84%	8.43%	5.93%	1.45%	1.42%
Institutional Class[9,10]		-59.88%	8.41%	5.92%	1.45%	1.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on August 30, 2000.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide Emerging Markets Fund, from the creation of Class C shares, March 1, 2001 to June 23, 2008. Returns prior to March 1, 2001 incorporate the performance of Class B of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen Developing Markets Fund and the predecessor fund have substantially similar investment objectives and strategies. Class C performance has been adjusted to reflect applicable sales charges. Please consult the Fund's prospectus for more detail.
6	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide Emerging Markets Fund, from the creation of Class R shares, December 30, 2003 to June 23, 2008. Returns prior to December 20, 2003 incorporate the performance of Class B of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen Developing Markets Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares but have not been adjusted to reflect its lower expenses. Please consult the Fund's prospectus for more detail.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
9	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide Emerging Markets Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen Developing Markets Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund's prospectus for more detail.
10	Not subject to any sales charges.
11	Returns prior to June 23, 2008 reflect the performance of the Predecessor fund, the Nationwide Emerging Markets Fund. The Aberdeen Developing Markets Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.

Annual Report 2008

11

Aberdeen Developing Markets Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Developing Markets Fund, Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report

12

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Developing Markets Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$460.10	$6.28	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.54	$8.70	1.71%
Class B	Actual		$1,000.00	$458.70	$8.80	2.40%
	Hypothetical	[1]	$1,000.00	$1,013.07	$12.22	2.40%
Class C	Actual		$1,000.00	$458.50	$8.80	2.40%
	Hypothetical	[1]	$1,000.00	$1,013.07	$12.22	2.40%
Class R	Actual		$1,000.00	$460.20	$6.72	1.83%
	Hypothetical	[1]	$1,000.00	$1,015.94	$9.32	1.83%
Institutional Service Class	Actual		$1,000.00	$461.20	$5.18	1.41%
	Hypothetical	[1]	$1,000.00	$1,018.05	$7.18	1.41%
Institutional Class	Actual		$1,000.00	$460.70	$5.18	1.41%
	Hypothetical	[1]	$1,000.00	$1,018.05	$7.18	1.41%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Annual Report 2008

13

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Developing Markets Fund

Asset Allocation
Common Stocks	86.4%
Equity Linked Notes	7.7%
Repurchase Agreement	4.7%
Preferred Stocks	4.1%
Liabilities in excess of other assets	(2.9%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	17.1%
Commercial Banks	15.4%
Wireless Telecommunication Services	12.6%
Semiconductors & Semiconductor Equipment	6.7%
Metals & Mining	5.6%
Diversified Telecommunication Services	4.0%
Electric Utilities	3.6%
Chemicals	3.5%
Insurance	3.0%
Electronic Equipment & Instruments	2.9%
Other	25.6%
100.0%

Top Holdings*
Petroleo Brasileiro SA ADR	3.9%
China Mobile Ltd.	3.2%
Samsung Electronics Co. Ltd.	2.9%
Gazprom OAO ADR	2.7%
China Construction Bank Corp., Class H	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5%
America Movil SAB de CV, Series L ADR	2.4%
MTN Group Ltd.	2.3%
CEZ AS	2.0%
POSCO	2.0%
Other	73.5%
100.0%

Top Ten Countries
Brazil	12.5%
Republic Of South Korea	11.5%
Hong Kong	9.2%
Taiwan	9.1%
South Africa	8.4%
India	8.2%
Russia	7.1%
China	6.7%
Mexico	5.3%
Malaysia	3.3%
Other	18.7%
100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2008 Annual Report

14

Statement of Investments

October 31, 2008

Aberdeen Developing Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (86.4%)
BRAZIL (8.9%)
Commercial Banks (1.0%)
Unibanco — Uniao de Bancos Brasileiros SA GDR	7,700	$485,716
Diversified Telecommunication Services (1.0%)
Brasil Telecom Participacoes SA ADR	15,324	524,847
Electric Utility (0.4%)
MPX Energia SA*	3,300	178,337
Multiline Retail (1.4%)
Lojas Renner SA	100,100	739,769
Oil, Gas & Consumable Fuels (3.9%)
Petroleo Brasileiro SA ADR	74,886	2,013,685
Transportation Infrastructure (1.2%)
Companhia de Concessoes Rodoviarias	63,398	609,089
		4,551,443
CHILE (1.3%)
Commercial Banks (0.5%)
Banco Santander Chile ADR	7,705	275,839
Electric Utility (0.8%)
Empresa Nacional de Electricidad SA ADR	10,432	388,070
		663,909
CHINA (6.7%)(a)
Commercial Banks (2.6%)
China Construction Bank Corp., Class H	2,712,000	1,345,410
Construction Materials (0.0%)
Anhui Conch Cement Co. Ltd.*	1,300	4,140
Insurance (1.5%)
Ping An Insurance Co. of China Ltd.	177,500	759,143
Marine (0.1%)
China Shipping Development Co. Ltd.	70,000	68,984
Oil, Gas & Consumable Fuels (2.5%)
China Petroleum & Chemical Corp., Class H	1,078,000	707,909
PetroChina Co. Ltd.	733,200	551,305
		1,259,214
		3,436,891
CZECH REPUBLIC (2.4%) (a)
Electric Utility (2.0%)
CEZ AS	23,693	1,037,445

	Shares or Principal Amount	Value
Metals & Mining (0.4%)
New World Resources NV	44,519	$220,700
		1,258,145
EGYPT (1.4%)
Diversified Telecommunication Services (1.4%)
Telecom Egypt GDR	58,403	718,357
HONG KONG (9.2%) (a)
Commercial Banks (1.0%)
Industrial & Commercial Bank of China	1,092,000	513,825
Electronic Equipment & Instruments (1.0%)
Kingboard Chemical Holdings Ltd.	256,500	512,044
Independent Power Producers & Energy Traders (1.6%)
China Resources Power Holdings Co.	408,300	797,989
Marine (0.9%)
Pacific Basin Shipping Ltd.	876,400	469,281
Oil, Gas & Consumable Fuels (0.7%)
CNOOC Ltd.	470,000	385,920
Personal Products (0.8%)
Hengan International Group Co. Ltd.	139,000	387,693
Wireless Telecommunication Services (3.2%)
China Mobile Ltd.	189,100	1,664,761
		4,731,513
INDIA (1.2%)
Information Technology Services (1.2%)
Infosys Technologies Ltd. ADR	21,433	628,416
INDONESIA (1.2%) (a)
Commercial Banks (1.2%)
Bank Central Asia Tbk PT	2,426,000	593,395
ISRAEL (1.6%)
Chemicals (0.5%) (a)
Israel Chemicals Ltd.	24,335	245,771
Software (1.1%)
Checkpoint Software Technologies Ltd.*	29,335	593,153
		838,924
KAZAKHSTAN (1.5%) (a)
Oil, Gas & Consumable Fuels (1.5%)
KazMunaiGas Exploration Production GDR	54,500	764,302

See accompanying notes to financial statements.

Annual Report 2008

15

Statement of Investments (continued)

October 31, 2008

Aberdeen Developing Markets Fund

	Shares or Principal Amount	Value
MALAYSIA (3.3%) (a)
Commercial Banks (1.6%)
Bumiputra Commerce Holdings Bhd	381,400	$664,899
Public Bank Berhad	61,200	145,514
		810,413
Hotels, Restaurants & Leisure (0.6%)
Resorts World Berhad	435,500	307,667
Wireless Telecommunication Services (1.1%)
TM International Bhd*	442,100	566,116
		1,684,196
MEXICO (5.3%)
Commercial Banks (0.6%)
Grupo Financiero Banorte SAB de CV	178,823	327,813
Food & Staples Retailing (1.6%)
Wal-Mart de Mexico SAB de CV, Series V	296,991	799,214
Metals & Mining (0.7%)
Industrias CH SAB de CV, Series B*	172,800	349,162
Wireless Telecommunication Services (2.4%)
America Movil SAB de CV, Series L ADR	40,613	1,256,566
		2,732,755
MOROCCO (0.5%) (a)
Real Estate Management & Development (0.5%)
Compagnie Generale Immobiliere	1,012	242,087
POLAND (2.5%) (a)
Commercial Banks (0.9%)
Powszechna Kasa Oszczednosci Bank Polski SA	42,040	475,700
Diversified Telecommunication Services (1.6%)
Telekomunikacja Polska SA	105,742	800,248
		1,275,948
REPUBLIC OF SOUTH KOREA (11.0%)
Chemicals (0.6%) (a)
LG Chem Ltd.	5,434	329,925
Diversified Financial Services (1.2%)
KB Financial Group, Inc. ADR*	24,489	602,674
Household Durables (1.2%) (a)
LG Electronics, Inc.	8,497	634,465
Industrial Conglomerates (1.0%) (a)
LG Corp.	13,100	524,370

	Shares or Principal Amount	Value
Insurance (1.6%) (a)
Samsung Fire & Marine Insurance Co. Ltd.	6,023	$797,810
Machinery (0.5%) (a)
Hanjin Heavy Industries & Construction Co. Ltd.	16,347	232,541
Metals & Mining (2.0%) (a)
POSCO	3,643	1,003,506
Semiconductors & Semiconductor Equipment (2.9%) (a)
Samsung Electronics Co. Ltd.	3,570	1,505,300
		5,630,591
RUSSIA (7.1%)
Automobiles (0.4%) (a)(b)
Severstal-Avto	28,985	202,895
Chemicals (1.0%) (a)
Uralkali GDR	24,437	510,850
Commercial Banks (0.5%) (a)
Sberbank	299,689	269,720
Metals & Mining (0.1%) (a)
Evraz Group SA GDR	4,428	68,603
Oil, Gas & Consumable Fuels (3.5%) (a)
Gazprom OAO ADR	69,506	1,378,999
LUKOIL ADR	10,624	407,866
		1,786,865
Transportation Infrastructure (0.2%) (a)
Novorossiysk Commercial Sea Port GDR	19,319	110,118
Wireless Telecommunication Services (1.4%)
Mobile Telesystems OJSC ADR	18,339	717,972
		3,667,023
SOUTH AFRICA (8.4%) (a)
Commercial Banks (1.9%)
Standard Bank Group Ltd.	123,514	982,003
Industrial Conglomerates (1.1%)
Murray & Roberts Holdings Ltd.	79,541	539,189
Metals & Mining (0.6%)
Impala Platinum Holdings Ltd.	31,021	324,206
Multiline Retail (1.3%)
Massmart Holdings Ltd.	74,200	666,448

See accompanying notes to financial statements.

2008 Annual Report

16

Statement of Investments (continued)

October 31, 2008

Aberdeen Developing Markets Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (1.2%)
Sasol Ltd.	19,916	$588,638
Wireless Telecommunication Services (2.3%)
MTN Group Ltd.	106,452	1,196,904
		4,297,388
TAIWAN (9.1%) (a)
Chemicals (1.4%)
Formosa Plastics Corp.	228,000	384,983
Nan Ya Plastics Corp.	235,000	325,855
		710,838
Computers & Peripherals (1.1%)
Asustek Computer, Inc.	410,885	588,846
Construction Materials (0.0%)
Taiwan Cement Corp.	712	366
Diversified Financial Services (0.7%)
Chinatrust Financial Holding Co. Ltd.	1,283,000	366,691
Electronic Equipment & Instruments (1.9%)
HON HAI Precision Industry Co. Ltd.	396,060	956,475
Insurance (0.0%)
Shin Kong Financial Holding Co. Ltd.	448	119
Metals & Mining (0.0%)
China Steel Corp.	940	679
Semiconductors & Semiconductor Equipment (3.3%)
Advanced Semiconductor Engineering, Inc.	907,532	386,643
Taiwan Semiconductor Manufacturing Co. Ltd.	888,909	1,294,099
		1,680,742
Wireless Telecommunication Services (0.7%)
Chunghwa Telecom Co. Ltd.	204,280	338,168
		4,642,924
THAILAND (2.1%)
Oil, Gas & Consumable Fuels (2.1%)
Banpu PCL NVDR	131,718	620,016
PTT Exploration & Production Public Co. Ltd., Foreign Shares	180,000	450,468
		1,070,484
TURKEY (0.7%) (a)
Commercial Banks (0.7%)
Turkiye Vakiflar Bankasi Tao, Class D	373,059	364,426

	Shares or Principal Amount	Value
UNITED KINGDOM (1.0%) (a)
Beverages (1.0%)
SABMiller PLC	33,376	$533,327
Total Common Stocks		44,326,444
PREFERRED STOCKS (4.1%)
BRAZIL (3.6%)
Beverages (0.8%)
Cia Brasileira de Distribuicao Groupo Pao de Acucar ADR	13,274	397,291
Commercial Banks (1.1%)
Banco Bradesco SA	49,480	567,934
Metals & Mining (1.7%)
Companhia Vale do Rio Doce	75,726	878,981
		1,844,206
REPUBLIC OF SOUTH KOREA (0.5%) (a)
Semiconductors & Semiconductor Equipment (0.5%)
Samsung Electronics Co. Ltd. GDR	2,167	272,375
Total Preferred Stocks		2,116,581
EQUITY LINKED NOTES (7.7%) (a)
INDIA (7.0%)
Commercial Banks (1.1%) (a)
Bank of India	110,162	536,489
Electric Utility (0.4%)
Tata Power Co. Ltd., 0.00%, 03/28/12	15,516	216,448
Oil, Gas & Consumable Fuels (1.8%)
Reliance Industries Ltd., 0.00%, 03/09/09	31,768	883,786
Personal Products (1.0%)
Hindustan Unilever Ltd., 0.00%, 01/30/17	116,132	521,433
Pharmaceuticals (1.3%)
Sun Pharmaceutical Industries Ltd., 0.00%, 01/05/09	29,705	671,927
Wireless Telecommunication Services (1.4%)
Bharti Airtel Ltd., 0.00%, 01/24/17*	54,741	723,676
		3,553,759
UNITED ARAB EMIRATES (0.7%)
Commercial Banks (0.7%)
Union National Bank, 0.00%, 10/05/10	305,128	350,897
Total Equity Linked Notes		3,904,656

See accompanying notes to financial statements.

Annual Report 2008

17

Statement of Investments (concluded)

October 31, 2008

Aberdeen Developing Markets Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (4.7%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $2,394,126, collateralized by Federal National Mortgage Agency 5.50%, maturing 11/01/35; total market value of $2,442,002	$2,394,119	$2,394,119
Total Repurchase Agreements		2,394,119
Total Investments (Cost $90,352,772) (c)—102.9%		52,741,800

Liabilities in excess of other assets—(2.9)%		(1,472,954)
Net Assets—100.0%		$51,268,846

*	Non-income producing security.
(a)	Fair valued security.
(b)	Illiquid security.
(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depository Receipt
NVDR	Non Voting Depositary Receipt.

See accompanying notes to financial statements.

2008 Annual Report

18

Aberdeen Global Financial Services Fund (Unaudited)

The Aberdeen Global Financial Services Fund returned –45.62% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –54.19% return of its benchmark, the MSCI World Financials Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Financial Services Funds (consisting of 38 funds) was –47.71% for the period.

Global financial markets experienced unprecedented volatility during the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets. Several well-known financial institutions suffered heavy losses in their portfolios of mortgage- and asset-backed securities. In September, the Federal Deposit Insurance Corp. seized Washington Mutual Inc., a Seattle-based thrift savings institution, after its customers withdrew nearly $17 billion in deposits in a 10-day period. This represented the largest bank failure in U.S. history. Additionally, Lehman Brothers Holdings Inc., an investment bank, filed for bankruptcy protection and sought to sell its most profitable businesses.

Stock selection in commercial banks, insurance and diversified financial services provided positive relative returns for the period. The Fund’s holdings in well-capitalized U.S. commercial banks, including BB&T Corp. and PNC Financial Services Group, were the most notable contributors. The positions in two Canadian commercial banks, Royal Bank of Canada and Toronto-Dominion Bank, also enhanced Fund results. The companies benefited from their conservative balance sheets and the lack of significant exposure to U.S. residential mortgages. The Fund’s exposure to several financial-related companies in the information technology services industry also added to the performance versus its benchmark.

Fund performance was hindered somewhat by stock selection in thrifts and mortgage finance, most notably the troubled government-sponsored enterprises: Fannie Mae, a position that we subsequently exited, and Freddie Mac. Holdings in real estate development and management, particularly CapitaLand Ltd., also hampered Fund results. The decline in CapitaLand’s shares was attributable to the company’s exposure to the weakening Asian real estate market. Additionally, an overweight allocation relative to the benchmark in capital markets detracted from Fund results for the period.

During the reporting period, we reduced the Fund’s exposure to European banks and global brokerage firms. We added to holdings in U.S. regional banks, small-capitalization banks and life insurers, as we feel that shares of these companies offer compelling valuations. We also increased the portfolio’s allocations to asset managers and banks that we believe will benefit from the eventual turnaround in the credit markets.

At the end of the period, the Fund was overweight versus its benchmark in commercial banks, consumer finance and capital markets, and it was underweight in insurance, real estate investment trusts (REITs), real estate management and development, and diversified financial services.

We believe that the global slowdown will continue into 2009, and that the U.S. may be among the first economies to improve. Therefore, the portfolio is currently tilted slightly toward U.S. companies. We maintain the focus on shares of well-capitalized companies which can increase market share and even improve margins as a result of reduced competition in the lending market.

Portfolio Management:

Douglas Burtnick, CFA®, and Stuart Quint, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Investing 25% or more of the Fund’s net assets in financial services industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

19

Aberdeen Global Financial Services Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Expense Ratio*
Class A10	w/o SC2	-45.62%	0.24%	2.66%	1.50%
	w/SC3	-48.73%	-0.94%	1.77%
Class B10	w/o SC2	-45.99%	-0.50%	1.91%	2.19%
	w/SC4	-48.43%	-0.78%	1.91%
Class C9,10	w/o SC2	-45.99%	-0.49%	1.91%	2.19%
	w/SC5	-46.48%	-0.49%	1.91%
Class R6,8		-45.66%	0.01%	2.28%	1.89%
Institutional Service Class[8,10]		-45.45%	0.50%	2.92%	1.19%
Institutional Class[7,8]		-45.45%	0.50%	2.93%	1.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on December 18, 2001.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Global Financial Services Fund, from the creation of Class R shares, December 30, 2003 to June 23, 2008. Returns prior to December 30, 2003 incorporate the performance of Class B of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Global Financial Services Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
7	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Global Financial Services Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Global Financial Services Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
8	Not subject to any sales charges.
9	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
10	Returns prior to June 23, 2008 reflect the performance of the Predecessor fund, the Nationwide Global Financial Services Fund. The Aberdeen Global Financial Services Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

20

Aberdeen Global Financial Services Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Financial Services Fund, Morgan Stanley Capital International World Financials (MSCI World Financials) Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

21

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Global Financial Services Fund		Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$632.70	$6.12	1.49%
	Hypothetical[1]	$1,000.00	$1,017.65	$7.58	1.49%
Class B	Actual	$1,000.00	$630.30	$9.10	2.22%
	Hypothetical[1]	$1,000.00	$1,013.98	$11.30	2.22%
Class C	Actual	$1,000.00	$630.70	$9.06	2.21%
	Hypothetical[1]	$1,000.00	$1,014.03	$11.25	2.21%
Class R	Actual	$1,000.00	$632.80	$7.02	1.71%
	Hypothetical[1]	$1,000.00	$1,016.54	$8.70	1.71%
Institutional Service Class	Actual	$1,000.00	$633.40	$5.01	1.22%
	Hypothetical[1]	$1,000.00	$1,019.00	$6.21	1.22%
Institutional Class	Actual	$1,000.00	$633.40	$4.97	1.21%
	Hypothetical[1]	$1,000.00	$1,019.05	$6.16	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

22

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Global Financial Services Fund

Asset Allocation
Common Stocks	96.8%
Repurchase Agreement	3.6%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Industries
Commercial Banks	43.3%
Insurance	20.7%
Capital Markets	11.4%
Diversified Financial Services	9.8%
Consumer Finance	5.7%
Information Technology Services	2.2%
Real Estate Management & Development	1.7%
Real Estate Investment Trust (REIT)	1.5%
Internet Software & Services	0.5%
Other	3.2%
100.0%

Top Holdings*
JPMorgan Chase & Co.	5.0%
BNP Paribas	3.8%
Zurich Financial Services AG	3.1%
Royal Bank of Canada	3.0%
Hanover Insurance Group, Inc. (The)	2.9%
State Street Corp.	2.8%
Capital One Financial Corp.	2.8%
Wells Fargo & Co.	2.8%
MetLife, Inc.	2.7%
Mitsubishi UFJ Financial Group, Inc.	2.6%
Other	68.5%
100.0%

Top Ten Countries
United States	53.2%
Japan	9.0%
France	5.7%
United Kingdom	5.3%
Canada	5.2%
Switzerland	4.6%
Australia	3.4%
Spain	3.3%
Greece	1.9%
China	1.4%
Other	7.0%
100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2008

23

Statement of Investments

October 31, 2008

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.8%)
AUSTRALIA (3.4%) (a)
Commercial Banks (3.4%)
Australia & New Zealand Banking Group Ltd.	68,852	$806,817
Commonwealth Bank of Australia	33,760	922,512
		1,729,329
AUSTRIA (0.7%) (a)
Insurance (0.7%)
Vienna Insurance Group	14,124	381,185
BERMUDA (0.9%)
Capital Markets (0.9%)
Lazard Ltd., Class A	15,360	463,411
BRAZIL (0.6%)
Diversified Financial Services (0.6%)
BM&F BOVESPA SA	105,147	279,259
CANADA (5.2%)
Commercial Banks (5.2%)
Royal Bank of Canada	39,494	1,535,441
Toronto-Dominion Bank	24,698	1,166,841
		2,702,282
CHINA (1.4%) (a)
Commercial Banks (1.4%)
China Construction Bank Corp., Class H	1,419,020	703,969
FRANCE (5.7%) (a)
Commercial Banks (3.8%)
BNP Paribas	27,412	1,978,957
Insurance (1.9%)
AXA SA	49,615	947,739
		2,926,696
GERMANY (0.3%) (a)
Commercial Banks (0.3%)
Commerzbank AG	16,280	175,103
GREECE (1.9%) (a)
Commercial Banks (1.9%)
Alpha Bank AE	27,439	400,562
National Bank of Greece SA	26,968	592,373
		992,935
ITALY (0.7%) (a)
Commercial Banks (0.7%)
UniCredit SpA	146,546	358,707

	Shares or Principal Amount	Value
JAPAN (9.0%) (a)
Commercial Banks (5.0%)
Mitsubishi UFJ Financial Group, Inc.	216,940	$1,363,565
Sumitomo Mitsui Financial Group, Inc.	182	729,762
Suruga Bank Ltd.	50,390	474,442
		2,567,769
Consumer Finance (0.9%)
ORIX Corp.	4,600	472,714
Insurance (1.4%)
Tokio Marine Holdings, Inc.	23,610	728,419
Real Estate Management & Development (1.7%)
Mitsubishi Estate Co. Ltd.	49,920	891,920
		4,660,822
NETHERLANDS (0.6%) (a)
Insurance (0.6%)
ING Groep N.V.	30,407	285,196
SPAIN (3.3%) (a)
Commercial Banks (3.3%)
Banco Bilbao Vizcaya Argentaria SA	48,171	559,024
Banco Santander SA	105,832	1,144,460
		1,703,484
SWITZERLAND (4.6%) (a)
Capital Markets (1.5%)
Bank Sarasin & Cie AG	10,034	295,387
Credit Suisse Group AG	13,573	507,722
		803,109
Insurance (3.1%)
Zurich Financial Services AG	7,810	1,585,021
		2,388,130
UNITED KINGDOM (5.3%) (a)
Commercial Banks (3.9%)
Barclays PLC	111,300	318,984
HSBC Holdings PLC	113,304	1,341,715
Royal Bank of Scotland Group PLC	317,068	349,182
		2,009,881
Insurance (1.4%)
Aviva PLC	120,937	721,239
		2,731,120

See accompanying notes to financial statements.

2008 Annual Report

24

Statement of Investments (concluded)

October 31, 2008

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
UNITED STATES (53.2%)
Capital Markets (9.0%)
Charles Schwab Corp. (The)	46,380	$886,786
Goldman Sachs Group, Inc. (The)	9,620	889,850
Invesco Ltd.	68,170	1,016,415
State Street Corp.	33,700	1,460,895
TD Ameritrade Holding Corp.*	28,660	380,891
		4,634,837
Commercial Banks (14.4%)
Bank of the Ozarks, Inc.	24,160	734,464
BB&T Corp.	31,280	1,121,388
Fifth Third Bancorp	21,200	230,020
First Commonwealth Financial Corp.	23,960	264,998
PNC Financial Services Group, Inc.	19,070	1,271,397
Synovus Financial Corp.	40,900	422,497
TCF Financial Corp.	36,690	650,880
Wells Fargo & Co.	41,800	1,423,290
Zions Bancorp	33,700	1,284,307
		7,403,241
Consumer Finance (4.8%)
Capital One Financial Corp.	37,180	1,454,482
Visa, Inc., Class A	18,140	1,004,049
		2,458,531
Diversified Financial Services (9.2%)
Citigroup, Inc.	48,840	666,666
CME Group, Inc.	2,530	713,839
IntercontinentalExchange, Inc.*	9,160	783,730
JPMorgan Chase & Co.	62,740	2,588,025
		4,752,260
Information Technology Services (2.2%)
Alliance Data Systems Corp.*	22,800	1,143,648
Insurance (11.6%)
Aflac, Inc.	23,370	1,034,823
Hanover Insurance Group, Inc. (The)	38,140	1,496,995
HCC Insurance Holdings, Inc.	55,050	1,214,403
MetLife, Inc.	41,620	1,382,616
Reinsurance Group of America, Inc., Class A	15,640	583,998
Reinsurance Group of America, Inc., Class B*	7,600	281,504
		5,994,339
Internet Software & Services (0.5%)
Solera Holdings, Inc.*	11,200	278,768

	Shares or Principal Amount	Value
Real Estate Investment Trust (REIT) (1.5%)
Health Care REIT, Inc.	14,340	$638,273
SL Green Realty Corp.	3,250	136,630
		774,903
		27,440,527
Total Common Stocks		49,922,155
REPURCHASE AGREEMENT (3.6%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $1,880,806, collateralized by Federal National Mortgage Agency 5.50%, maturing 11/01/35; total market value of $1,918,417	$1,880,801	1,880,801
Total Repurchase Agreements		1,880,801
Total Investments (Cost $68,955,040) (b)—100.4%		51,802,956

Liabilities in excess of other assets—(0.4)%		(205,430)
Net Assets—100.0%		$51,597,526

*	Non-income producing security.
(a)	Fair valued security.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2008

25

Aberdeen Global Utilities Fund (Unaudited)

The Aberdeen Global Utilities Fund is currently subadvised by Gartmore Global Partners. Effective January 1, 2009, Aberdeen Asset Management Investment Services Limited will assume the day-to-day responsibilities for management of the Fund.

The Aberdeen Global Utilities Fund returned –38.38% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –36.94% return of its benchmark, a blend of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. For broader comparison, the average return of the Fund’s Lipper peer category of Utility Funds (consisting of 101 funds) was –34.57% for the period.

Early in the reporting period, crude oil and natural gas prices rose sharply, putting upward pressure on electricity prices. This trend is generally positive for utility companies, which have some leeway to pass along a portion of energy costs to consumers. Later in the period, however, energy prices fell significantly, and utility stocks subsequently declined. Telecommunications companies continued to draw strength from increasing demand for bandwidth, both mobile and fixed-line. In Europe, the pricing differential between fixed-line and mobile services has resulted in less risk of mobile service substitution (both in voice and in broadband) than in the U.S.

The holding in Constellation Energy, a U.S. nuclear energy company, was the most notable detractor from Fund performance. Toward the end of the period, fears that Constellation could face liquidity problems caused the stock to fall more than 50%. The exposure to U.S. electric utility Reliant Energy also was a negative contributor. The company’s share price came under pressure as a result of a cut in 2008 earnings guidance and concerns about collateral restructuring of its retail business.

The largest contributor to Fund performance was an underweight versus the benchmark in BT Group, the UK's largest phone company. The stock declined after the company reported that its second-quarter earnings missed targets. Fund results also benefited from an underweight in Sprint Nextel, which reported weak third-quarter earnings. However, the company asserts that it has reduced its customer attrition rate and has improved its network quality, handset line-up and customer service.

During the reporting period, there was an increase in the Fund’s weighting in the utilities sector and a reduction in the exposure to telecommunications.

Fund management remains positive on utilities given their defensive qualities. At the end of the period, one of the Fund’s largest individual holdings was in E.ON, a German integrated power and gas company. In the current environment, Fund management believes that diverse geographical diversity of E.ON’s business is appealing. Regarding telecommunications companies, management is less positive about those with legacy fixed-line businesses, and favors companies which have more exposure to wireless and emerging markets.

Power prices are above the levels of a year ago in most regions with competitive markets, driven by higher commodities prices, higher costs for new construction, and smaller reserve margins. These costs are passed on to consumers, thereby fostering earnings stability. Within Europe, carbon dioxide prices are expected to continue. In the telecommunications sector, new broadband revenues are helping operators offset declines in voice communications revenues.

Portfolio Management:

Gartmore Global Partners, subadviser: Ben Walker, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Investing 25% or more of the Fund’s net assets in utilities and utility-related industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2008 Annual Report

26

Aberdeen Global Utilities Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A10	w/o SC2	-38.38%	9.68%	4.28%	1.49%	1.40%
	w/SC3	-42.03%	8.38%	3.38%
Class B10	w/o SC2	-38.87%	8.89%	3.51%	2.22%	2.13%
	w/SC4	-41.71%	8.60%	3.51%
Class C9,10	w/o SC2	-38.86%	8.89%	3.51%	2.22%	2.13%
	w/SC5	-39.52%	8.89%	3.51%
Class R6,8		-39.42%	9.42%	3.88%	1.92%	1.83%
Institutional Service Class[8,10]		-39.26%	9.96%	4.55%	1.22%	1.13%
Institutional Class[7,8]		-39.30%	9.95%	4.55%	1.22%	1.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on December 18, 2001.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Global Utilities Fund, from the creation of Class R shares, December 30, 2003, to June 23, 2008. Returns prior to December 30, 2003 incorporate the performance of Class B of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Global Utilities Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares but have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
7	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Global Utilities Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund’s shares invest in the same portfolio of securities. The Aberdeen Global Utilities Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund’s prospectus for more detail.
8	Not subject to any sales charges.
9	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
10	Returns prior to June 23, 2008 reflect the performance of the Predecessor fund, the Nationwide Global Utilities Fund. The Aberdeen Global Utilities Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

Annual Report 2008

27

Aberdeen Global Utilities Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services (MSCI World Telecom) Index(a), Morgan Stanley Capital International World Utilities (MSCI World Utilities) Index(b), Global Utilities Composite (Composite) Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.
(b)	The MSCI World Utilities Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water.
(c)	The Composite Index is a combination of 60% MSCI World Telecom Index and 40% MSCI World Utilities Index.
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report

28

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Global Utilities Fund			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$681.70	$5.88	1.39%
	Hypothetical	[1]	$1,000.00	$1,018.15	$7.08	1.39%
Class B	Actual		$1,000.00	$678.70	$8.82	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.63	$10.64	2.09%
Class C	Actual		$1,000.00	$678.80	$8.82	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.63	$10.64	2.09%
Class R	Actual		$1,000.00	$681.70	$6.64	1.57%
	Hypothetical	[1]	$1,000.00	$1,017.24	$7.99	1.57%
Institutional Service Class	Actual		$1,000.00	$682.40	$4.61	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.66	$5.55	1.09%
Institutional Class	Actual		$1,000.00	$682.40	$4.61	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.66	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Annual Report 2008

29

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Global Utilities Fund

Asset Allocation
Common Stocks	99.4%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries
Diversified Telecommunication Services	35.8%
Electric Utilities	29.9%
Wireless Telecommunication Services	12.4%
Multi-Utilities	10.1%
Gas Utilities	6.0%
Independent Power Producers & Energy Traders	2.0%
Oil, Gas & Consumable Fuels	1.7%
Water Utilities	0.9%
Construction & Engineering	0.6%
Other	0.6%
100.0%

Top Holdings*
AT&T, Inc.	9.9%
Vodafone Group PLC	8.0%
France Telecom SA	6.6%
Telefonica SA	6.6%
E. ON AG	4.5%
Verizon Communications, Inc.	4.2%
Koninklijke KPN NV	3.8%
GDF Suez	3.2%
FPL Group, Inc.	3.2%
Iberdrola SA	2.8%
Other	47.2%
100.0%

Top Ten Countries
United States	37.1%
United Kingdom	15.6%
Spain	11.9%
France	10.4%
Japan	8.3%
Germany	7.8%
Netherlands	3.8%
Singapore	1.0%
Portugal	0.6%
Italy	0.6%
Other	2.9%
100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2008 Annual Report

30

Statement of Investments

October 31, 2008

Aberdeen Global Utilities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.4%)
AUSTRIA (0.5%) (a)
Diversified Telecommunication Services (0.5%)
Telekom Austria AG	5,660	$69,537
BELGIUM (0.6%) (a)
Electric Utility (0.2%)
Elia System Operator SA NV	970	30,329
Wireless Telecommunication Services (0.4%)
Mobistar SA	730	48,437
		78,766
FRANCE (10.4%) (a)
Construction & Engineering (0.6%)
Bouygues SA	1,990	84,725
Diversified Telecommunication Services (6.6%)
France Telecom SA	37,803	953,116
Gas Utility (3.2%)
GDF Suez	10,311	458,928
		1,496,769
GERMANY (7.8%) (a)
Diversified Telecommunication Services (0.6%)
Deutsche Telekom AG	5,660	84,033
Electric Utility (4.5%)
E. ON AG	16,782	642,188
Multi-Utilities (2.7%)
RWE AG	4,670	388,302
		1,114,523
GREECE (0.4%) (a)
Diversified Telecommunication Services (0.4%)
Hellenic Telecommunications Organization SA	3,967	55,984
HONG KONG (0.2%) (a)
Electric Utility (0.2%)
CLP Holdings Ltd.	4,000	26,977
ITALY (0.6%) (a)
Diversified Telecommunication Services (0.4%)
Telecom Italia SpA	21,196	24,347
Telecom Italia SpA RNC	43,700	36,770
		61,117

	Shares or Principal Amount	Value
Gas Utility (0.2%)
Snam Rete Gas SpA	5,031	$25,465
		86,582
JAPAN (8.3%) (a)
Diversified Telecommunication Services (1.2%)
Nippon Telegraph & Telephone Corp.	41	167,343
Electric Utilities (2.6%)
Chubu Electric Power Co., Inc.	3,300	86,428
Kansai Electric Power Co., Inc. (The)	2,600	65,209
Kyushu Electric Power Co., Inc.	2,000	45,859
Tohoku Electric Power Co., Inc.	1,700	38,193
Tokyo Electric Power Co., Inc. (The)	5,100	144,464
		380,153
Gas Utilities (0.5%)
Osaka Gas Co. Ltd.	11,000	38,917
Tokyo Gas Co. Ltd.	8,000	34,407
		73,324
Wireless Telecommunication Services (4.0%)
KDDI Corp.	44	263,681
NTT DoCoMo, Inc.	191	302,978
		566,659
		1,187,479
NETHERLANDS (3.8%) (a)
Diversified Telecommunication Services (3.8%)
Koninklijke KPN NV	38,570	543,127
NORWAY (0.6%) (a)
Diversified Telecommunication Services (0.6%)
Telenor ASA	13,370	79,830
PORTUGAL (0.6%) (a)
Electric Utility (0.6%)
Energias de Portugal SA	25,950	88,378
SINGAPORE (1.0%) (a)
Diversified Telecommunication Services (1.0%)
Singapore Telecommunications Ltd.	88,000	148,146
SPAIN (11.9%) (a)
Diversified Telecommunication Services (6.6%)
Telefonica SA	51,000	944,154

See accompanying notes to financial statements.

Annual Report 2008

31

Statement of Investments (concluded)

October 31, 2008

Aberdeen Global Utilities Fund

	Shares or Principal Amount	Value
Electric Utilities (5.3%)
Iberdrola SA	54,950	$397,647
Union Fenosa SA	17,307	367,172
		764,819
		1,708,973
UNITED KINGDOM (15.6%) (a)
Electric Utilities (5.1%)
National Grid PLC	35,000	394,196
Scottish & Southern Energy PLC	17,096	335,040
		729,236
Multi-Utilities (1.6%)
Centrica PLC	46,980	230,803
Water Utility (0.9%)
United Utilities Group PLC	11,142	125,789
Wireless Telecommunication Services (8.0%)
Vodafone Group PLC	600,000	1,153,987
		2,239,815
UNITED STATES (37.1%)
Diversified Telecommunication Services (14.1%)
AT&T, Inc.	52,988	1,418,489
Fairpoint Communications, Inc.	702	2,794
Verizon Communications, Inc.	20,230	600,224
		2,021,507
Electric Utilities (11.4%)
Duke Energy Corp.	8,140	133,333
Edison International	3,951	140,616
Entergy Corp.	2,850	222,443
Exelon Corp.	2,710	146,990
FirstEnergy Corp.	2,220	115,795
FPL Group, Inc.	9,690	457,756
PPL Corp.	9,984	327,675
Progress Energy, Inc.	2,110	83,071
		1,627,679
Gas Utility (2.1%)
Questar Corp.	8,700	299,802
Independent Power Producers & Energy Traders (2.0%)
Constellation Energy Group, Inc.	5,010	121,292
NRG Energy, Inc.*	3,320	77,190
Reliant Energy, Inc.*	16,860	88,515
		286,997

	Shares or Principal Amount	Value
Multi-Utilities (5.8%)
Alliant Energy Corp.	3,590	$105,474
CenterPoint Energy, Inc.	19,450	224,064
PG&E Corp.	3,400	124,678
Sempra Energy	9,000	383,310
		837,526
Oil, Gas & Consumable Fuels (1.7%)
El Paso Corp.	13,230	128,331
Williams Cos., Inc.	5,490	115,125
		243,456
		5,316,967
Total Common Stocks		14,241,853
REPURCHASE AGREEMENT (0.1%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $9,924, collateralized by Federal National Mortgage Agency 5.50%, maturing 11/01/35; total market value of $10,122	$9,924	9,924
Total Repurchase Agreements		9,924
Total Investments (Cost $20,421,433) (b)—99.5%		14,251,777

Other assets in excess of liabilities—0.5%		82,199
Net Assets—100.0%		$14,333,976

*	Non-income producing security.
(a)	Fair valued security.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
RNC	Savings Shares

See accompanying notes to financial statements.

2008 Annual Report

32

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund is currently subadvised by Gartmore Global Partners. Effective January 1, 2009, Aberdeen Asset Management Investment Services Limited will assume the day-to-day responsibilities for managing the Fund.

The Aberdeen International Equity Fund returned –48.64% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –48.27% return of its benchmark, the MSCI All Country World ex. U.S. Index. For broader comparison, the average return of the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 386 funds) was –47.01% for the period.

The global financial markets experienced heightened volatility during the reporting period, with the last two months particularly testing the resolve of investors. The rally that began following the U.S. government’s rescue of Bear Stearns in March and a series of aggressive cuts in the target federal funds rate lost steam in May. The market turmoil had its origins in the troubled U.S. subprime mortgage market. The intensification of the ensuing credit crunch to a global financial crisis necessitated further diverse government actions, including bank recapitalizations, deposit guarantees and support for interbank lending.

The most notable detractor from performance was Yara International, a Norwegian fertilizer manufacturer, whose share price fell along with the decline in grain prices. The holding in German truck manufacturer MAN AG also hindered Fund results. MAN’s commercial vehicle orders were down significantly in the third quarter.

Fund performance benefited from stock selection in the energy sector during the period. Regarding individual stocks, the holding in Israel’s Teva Pharmaceutical Industries provided the most positive relative return for the period. Fund performance also was enhanced by the positions in U.S.-based Mosaic Co., the largest and second-largest global producer of two types of fertilizers, global phosphate and potash. Mosaic’s shares have benefited from the industry’s limited capacity to increase production of these fertilizers to meet the increased demand.

Fund management modestly reduced the exposure to the energy sector, given the recent decline in oil prices. Additionally, given the uncertainty regarding global demand for commodities, management sought to take gains where possible. In a more challenging environment, positions were initiated in pharmaceuticals for their defensive qualities.

Fund management sees opportunities in companies with strong franchises and valuations that have declined along with the rest of their sector. Companies with strong brands and pricing power will emerge from the current turbulence even stronger. Management is emphasizing investment themes based on innovation, pricing power, competitiveness and balance sheet and capital strength.

Investors remain concerned about the health of the financial system and the possible emergence of additional bad debts amid a slide into a recession. While the various government rescue plans are positive, they will, in part, increase the size of budget deficits, with possible inflationary consequences. Global economic growth is expected to slow further in 2009, ensuring that monetary policy is accommodative. Many equity and corporate bond valuations are reaching attractive levels for investors with longer-term time horizons. Moreover, massive liquidity is being injected by global central banks.

Portfolio Management:

Gartmore Global Partners, subadviser: Brian O’Neill and Ben Walker, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

33

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A11	w/o SC2	-48.64%	7.85%	0.22%	1.61%	1.57%
	w/SC3	-51.64%	6.57%	-0.50%
Class B11	w/o SC2	-49.04%	7.07%	-0.50%	2.28%	2.24%
	w/SC4	-51.53%	6.77%	-0.50%
Class C5,8	w/o SC2	-49.02%	7.07%	-0.43%	2.28%	2.24%
	w/SC7	-49.57%	7.07%	-0.43%
Class R6,10		-48.79%	7.58%	-0.21%	1.98%	1.94%
Institutional Service Class[10,11]		-48.54%	8.15%	0.52%	1.28%	1.24%
Institutional Class[9,10]		-48.48%	8.13%	0.51%	1.28%	1.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on August 30, 2000.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide International Growth Fund, from the creation of Class C shares, March 1, 2001 to June 23, 2008. Returns prior to March 1, 2001 incorporate the performance of Class B of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen International Equity Fund and the predecessor fund have substantially similar investment objectives and strategies. Class C performance has been adjusted to reflect applicable sales charges. Please consult the Fund's prospectus for more detail.
6	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide International Growth Fund, from the creation of Class R shares, December 30, 2003 to June 23, 2008. Returns prior to December 20, 2003 incorporate the performance of Class B of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen International Equity Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares but have not been adjusted to reflect its lower expenses. Please consult the Fund's prospectus for more detail.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
9	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide International Growth Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen International Equity Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund's prospectus for more detail.
10	Not subject to any sales charges.
11	Returns prior to June 23, 2008 reflect the performance of the Predecessor fund, the Nationwide International Growth Fund. The Aberdeen International Equity Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.

2008 Annual Report

34

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, Morgan Stanley Capital International All Country World Free ex U.S. (MSCI AC World ex U.S.) Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

35

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen International Equity Fund		Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$563.70	$5.82	1.48%
	Hypothetical[1]	$1,000.00	$1,017.70	$7.53	1.48%
Class B	Actual	$1,000.00	$561.30	$8.63	2.20%
	Hypothetical[1]	$1,000.00	$1,014.08	$11.20	2.20%
Class C	Actual	$1,000.00	$561.50	$8.64	2.20%
	Hypothetical[1]	$1,000.00	$1,014.08	$11.20	2.20%
Class R	Actual	$1,000.00	$562.90	$6.80	1.73%
	Hypothetical[1]	$1,000.00	$1,016.44	$8.81	1.73%
Institutional Service Class	Actual	$1,000.00	$564.80	$4.76	1.21%
	Hypothetical[1]	$1,000.00	$1,019.05	$6.16	1.21%
Institutional Class	Actual	$1,000.00	$564.20	$4.72	1.20%
	Hypothetical[1]	$1,000.00	$1,019.10	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

36

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen International Equity Fund

Asset Allocation
Common Stocks	95.9%
Repurchase Agreement	2.1%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	12.0%
Pharmaceuticals	12.0%
Food & Staples Retailing	7.8%
Commercial Banks	6.6%
Diversified Telecommunication Services	6.5%
Chemicals	6.3%
Tobacco	6.0%
Metals & Mining	5.0%
Automobiles	3.5%
Electric Utilities	3.0%
Other	31.3%
100.0%

Top Holdings*
Royal Dutch Shell PLC, Class A	3.9%
France Telecom SA	3.5%
AstraZeneca PLC	3.2%
E. ON AG	3.0%
Telefonica SA	3.0%
GDF Suez	2.9%
Novartis AG	2.8%
RWE AG	2.7%
Seven & I Holdings Co. Ltd.	2.6%
Nestle SA	2.6%
Other	69.8%
100.0%

Top Ten Countries
United Kingdom	29.6%
Switzerland	11.6%
Japan	11.4%
France	10.0%
Germany	8.2%
United States	4.8%
Israel	4.3%
Australia	4.2%
Spain	3.0%
Canada	3.0%
Other	9.9%
100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2008

37

Statement of Investments

October 31, 2008

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.9%)
AUSTRALIA (4.2%) (a)
Biotechnology (1.8%)
CSL Ltd.	180,620	$4,391,002
Information Technology Services (2.0%)
Computershare Ltd.	907,870	5,130,740
Metals & Mining (0.4%)
MacArthur Coal Ltd.	275,580	1,111,914
		10,633,656
BRAZIL (2.0%)
Metals & Mining (0.8%)
Companhia Vale do Rio Doce ADR	161,980	1,896,786
Oil, Gas & Consumable Fuels (1.2%)
Petroleo Brasileiro SA ADR	139,890	3,087,372
		4,984,158
CANADA (3.0%)
Chemicals (3.0%)
Agrium, Inc.	131,680	5,001,206
Potash Corp. of Saskatchewan, Inc.	27,930	2,381,312
		7,382,518
FRANCE (10.0%) (a)
Commercial Banks (2.4%)
BNP Paribas	42,000	3,032,109
Societe Generale	53,015	2,889,254
		5,921,363
Diversified Telecommunication Services (3.5%)
France Telecom SA	351,030	8,850,415
Electrical Equipment (0.7%)
Alstom	35,970	1,782,602
Gas Utility (2.9%)
GDF Suez	163,900	7,294,957
Machinery (0.5%)
Vallourec SA	10,980	1,228,071
		25,077,408
GERMANY (8.2%) (a)
Electric Utility (3.0%)
E. ON AG	196,420	7,516,299
Machinery (1.1%)
MAN AG	56,040	2,721,298

	Shares or Principal Amount	Value
Multi-Utilities (2.7%)
RWE AG	81,600	$6,784,897
Pharmaceuticals (1.4%)
Bayer AG	61,250	3,425,527
		20,448,021
HONG KONG (1.5%) (a)
Real Estate Management & Development (1.5%)
Cheung Kong Holdings Ltd.	391,000	3,754,317
ISRAEL (4.3%)
Pharmaceuticals (2.5%)
Teva Pharmaceutical Industries Ltd. ADR	149,790	6,422,995
Software (1.8%)
Checkpoint Software Technologies Ltd.*	219,000	4,428,180
		10,851,175
JAPAN (11.4%) (a)
Automobiles (3.5%)
Honda Motor Co. Ltd.	201,300	5,006,421
Toyota Motor Corp.	94,300	3,683,249
		8,689,670
Commercial Banks (2.5%)
Mitsubishi UFJ Financial Group, Inc.	444,500	2,793,882
Mizuho Financial Group, Inc.	1,408	3,438,755
		6,232,637
Food & Staples Retailing (2.6%)
Seven & I Holdings Co. Ltd.	233,400	6,554,728
Marine (0.7%)
Mitsui OSK Lines Ltd.	351,000	1,833,264
Tobacco (2.1%)
Japan Tobacco, Inc.	1,447	5,134,528
		28,444,827
NORWAY (1.1%) (a)
Chemicals (1.1%)
Yara International ASA	128,100	2,678,002
SOUTH AFRICA (1.2%) (a)
Wireless Telecommunication Services (1.2%)
MTN Group Ltd.	270,490	3,041,283

See accompanying notes to financial statements.

2008 Annual Report

38

Statement of Investments (concluded)

October 31, 2008

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
SPAIN (3.0%) (a)
Diversified Telecommunication Services (3.0%)
Telefonica SA	402,620	$7,453,635
SWITZERLAND (11.6%) (a)
Chemicals (2.2%)
Syngenta AG	29,710	5,555,704
Electrical Equipment (0.8%)
ABB Ltd.	160,530	2,107,058
Food Products (2.6%)
Nestle SA	165,610	6,442,297
Insurance (1.1%)
Zurich Financial Services AG	13,400	2,719,499
Pharmaceuticals (4.9%)
Novartis AG	137,930	7,003,468
Roche Holding AG	33,760	5,164,592
		12,168,060
		28,992,618
UNITED KINGDOM (29.6%) (a)
Commercial Banks (1.7%)
HSBC Holdings PLC	355,284	4,207,177
Food & Staples Retailing (5.2%)
Compass Group PLC	517,400	2,405,450
J Sainsbury PLC	941,700	4,300,943
Unilever PLC	285,800	6,419,386
		13,125,779
Health Care Providers & Services (2.5%)
GlaxoSmithKline PLC	323,700	6,221,487
Insurance (1.0%)
RSA Insurance Group PLC	1,140,100	2,534,861
Metals & Mining (3.8%)
BHP Billiton PLC	281,160	4,773,246
Rio Tinto PLC	101,120	4,722,540
		9,495,786
Oil, Gas & Consumable Fuels (7.5%)
BG Group PLC	268,840	3,952,179
BP PLC	619,600	5,049,598
Royal Dutch Shell PLC, Class A	353,980	9,810,128
		18,811,905
Pharmaceuticals (3.2%)
AstraZeneca PLC	192,190	8,143,011

	Shares or Principal Amount	Value
Tobacco (3.9%)
British American Tobacco PLC	209,650	$5,749,345
Imperial Tobacco Group PLC	148,085	3,968,070
		9,717,415
Water Utility (0.8%)
Pennon Group PLC	227,156	1,965,327
		74,222,748
UNITED STATES (4.8%)
Energy Equipment & Services (1.5%)
Transocean, Inc.*	43,912	3,615,275
Oil, Gas & Consumable Fuels (3.3%)
Apache Corp.	60,020	4,941,447
ConocoPhillips	65,650	3,415,113
		8,356,560
		11,971,835
Total Common Stocks		239,936,201
REPURCHASE AGREEMENT (2.1%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $5,305,271, collateralized by Federal National Mortgage Agency 5.50%, maturing 11/01/35; total market value of $5,411,361	$5,305,256	5,305,256
Total Repurchase Agreements		5,305,256
Total Investments (Cost $344,185,620) (b)—98.0%		245,241,457

Other assets in excess of liabilities—2.0%		5,127,931
Net Assets—100.0%		$250,369,388

*	Non-income producing security.
(a)	Fair valued security.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2008

39

Aberdeen Select Worldwide Fund (Unaudited)

The Aberdeen Select Worldwide Fund is currently subadvised by Gartmore Global Partners. Effective January 1, 2009, Aberdeen Asset Management Investment Services Limited will assume the day-to-day responsibilities for management of the Fund.

The Aberdeen Select Worldwide Fund returned –44.28% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –41.51% return of its benchmark, the MSCI World Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 57 funds) was –41.57% for the period.

The global financial markets experienced heightened volatility during the reporting period, with the last two months particularly testing the resolve of investors. The market turmoil had its origins in the troubled U.S. subprime mortgage market. The intensification of the ensuing credit crunch to a global financial crisis necessitated diverse government actions, including bank recapitalizations, deposit guarantees and support for interbank lending.

Deere & Co., a U.S. farm machinery manufacturer in the industrials sector, was the primary detractor from Fund performance, as its large construction equipment unit was negatively affected by the worldwide building downturn. China Construction Bank hampered performance late in the annual period due to temporary concerns about its potential sale by Bank of America. The position in Japan Tobacco also detracted from performance, as the company’s group profits in the first half of fiscal 2008 declined primarily as a result of goodwill amortization for its acquisition of Gallaher Group, a UK tobacco company.

The largest contributor to performance was McDonald’s Corp., which reported a notable rise in third-quarter profits. JPMorgan Chase & Co. also benefited Fund results. The U.S. financial services firm’s rescue of Washington Mutual, a thrift savings institution, was the second time in six months that it had taken over a major financial institution crippled by bad mortgage loans. The exposure to integrated oil company Hess Corp. further enhanced performance. Hess has a high-quality portfolio of new oil exploration prospects, each with the ability to boost its current reserves.

During the period, Fund management sold agricultural-related holdings, given the prospect of an easing of food-price inflation. Management also reduced the exposure to energy stocks because of the recent decline in oil prices. Additionally, in a more challenging environment, positions were initiated in pharmaceuticals for their defensive qualities.

Fund management sees opportunities in companies with strong franchises and valuations that have declined along with the rest of their sector. We believe that companies with strong brands and pricing power may emerge from the current turbulence even stronger. Management is emphasizing investment themes based on innovation, pricing power, competitiveness and balance sheet and capital strength.

Investors remain concerned about the health of the financial system and the possible emergence of additional bad debts amid a slide into a recession. While the various government rescue plans are positive, they will, in part, increase the size of budget deficits, with possible inflationary consequences. Global economic growth is expected to slow further in 2009, as a result monetary policy is expected to be accommodative. Many equity and corporate bond valuations are reaching attractive levels for investors with longer-term time horizons. Moreover, massive liquidity is being injected into the markets by global central banks through interest rate cuts in an effort to increase access to credit.

Portfolio Management:

Gartmore Global Partners, subadviser: Neil Rogan

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries. The Fund may hold larger positions in fewer securities than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

2008 Annual Report

40

Aberdeen Select Worldwide Fund (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	5 Yr.	Inception[1]	Expense Ratio*
Class A11	w/o SC2	-44.28%	4.31%	-1.75%	1.57%
	w/SC3	-47.49%	3.08%	-2.46%
Class B11	w/o SC2	-44.63%	3.60%	-2.43%	2.31%
	w/SC4	-47.40%	3.25%	-2.43%
Class C5,9	w/o SC2	-44.72%	3.56%	-2.39%	2.31%
	w/SC7	-45.28%	3.56%	-2.39%
Class R6,8		-44.42%	4.04%	-2.17%	2.01%
Institutional Service Class[8,11]		-44.20%	4.39%	-1.59%	1.41%
Institutional Class[8,10]		-44.16%	4.54%	-1.50%	1.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on August 30, 2000.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide Worldwide Leaders Fund, from the creation of Class C shares, March 1, 2001 to June 23, 2008. Returns prior to March 1, 2001 incorporate the performance of Class B of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen Select Worldwide Fund and the predecessor fund have substantially similar investment objectives and strategies. Class C performance has been adjusted to reflect applicable sales charges. Please consult the Fund's prospectus for more detail.
6	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide Worldwide Leaders Fund, from the creation of Class R shares, October 1, 2003 to June 23, 2008. Returns prior to October 1, 2003 incorporate the performance of Class B of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen Select Worldwide Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares but have not been adjusted to reflect its lower expenses. Please consult the Fund's prospectus for more detail.
7	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
8	Not subject to any sales charges.
9	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
10	Returns incorporate the performance of the Fund's predecessor fund, the Nationwide Worldwide Leaders Fund, from the creation of Institutional Class shares, June 29, 2004 to June 23, 2008. Returns prior to June 29, 2004 incorporate the performance of Institutional Service Class of the predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what the Institutional Class would have produced during those periods because all of the Fund's shares invest in the same portfolio of securities. The Aberdeen Select Worldwide Fund and the predecessor fund have substantially similar investment objectives and strategies. Returns for the Institutional Class have not been adjusted to reflect its lower expenses. Please consult the Fund's prospectus for more detail.
11	Returns prior to June 23, 2008 reflect the performance of the Predecessor fund, the Nationwide Worldwide Leaders Fund. The Aberdeen Select Worldwide Fund and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund's prospectus for more detail.

Annual Report 2008

41

Aberdeen Select Worldwide Fund (Unaudited)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select Worldwide Fund, the Morgan Stanley Capital International World (MSCI World) Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Annual Report

42

Shareholder Expense Examples (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 investment

October 31, 2008

Aberdeen Select Worldwide Fund		Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$645.30	$6.45	1.56%
	Hypothetical[1]	$1,000.00	$1,017.29	$7.94	1.56%
Class B	Actual	$1,000.00	$643.80	$9.46	2.29%
	Hypothetical[1]	$1,000.00	$1,013.62	$11.66	2.29%
Class C	Actual	$1,000.00	$642.80	$9.46	2.29%
	Hypothetical[1]	$1,000.00	$1,013.62	$11.66	2.29%
Class R	Actual	$1,000.00	$644.30	$7.44	1.80%
	Hypothetical[1]	$1,000.00	$1,016.09	$9.16	1.80%
Institutional Service Class	Actual	$1,000.00	$645.70	$6.16	1.49%
	Hypothetical[1]	$1,000.00	$1,017.65	$7.58	1.49%
Institutional Class	Actual	$1,000.00	$646.30	$5.30	1.28%
	Hypothetical[1]	$1,000.00	$1,018.70	$6.52	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

Annual Report 2008

43

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Select Worldwide Fund

Asset Allocation
Common Stocks	97.6%
Repurchase Agreement	2.9%
Liabilities in excess of other assets	(0.5%	)
	100.0%

Top Industries
Commercial Banks	9.3%
Food & Staples Retailing	8.6%
Software	7.5%
Real Estate Management & Development	7.0%
Oil, Gas & Consumable Fuels	6.4%
Diversified Financial Services	5.4%
Pharmaceuticals	5.0%
Hotels, Restaurants & Leisure	4.9%
Computers & Peripherals	4.4%
Automobiles	4.2%
Other	37.3%
100.0%

Top Holdings*
McDonald’s Corp.	4.9%
JPMorgan Chase & Co.	4.5%
Apple, Inc.	4.4%
Toyota Motor Corp.	4.2%
Royal Dutch Shell PLC, Class B	4.0%
Microsoft Corp.	3.9%
GlaxoSmithKline PLC	3.9%
Rio Tinto PLC	3.7%
AT&T, Inc.	3.6%
Cheung Kong Holdings Ltd.	3.6%
Other	59.3%
100.0%

Top Countries
United States	47.9%
United Kingdom	19.2%
Japan	12.9%
Switzerland	6.4%
Hong Kong	3.6%
Germany	2.7%
China	2.6%
Israel	2.3%
Other	2.4%
100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2008 Annual Report

44

Statement of Investments

October 31, 2008

Aberdeen Select Worldwide Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.6%)
CHINA (2.6%) (a)
Commercial Banks (2.6%)
China Construction Bank Corp., Class H	1,832,000	$908,846
GERMANY (2.7%) (a)
Pharmaceuticals (2.7%)
Bayer AG	17,100	956,351
HONG KONG (3.6%) (a)
Real Estate Management & Development (3.6%)
Cheung Kong Holdings Ltd.	134,000	1,286,646
ISRAEL (2.3%)
Pharmaceuticals (2.3%)
Teva Pharmaceutical Industries Ltd. ADR	19,400	831,872
JAPAN (12.9%) (a)
Auto Components (1.9%)
Bridgestone Corp.	38,800	678,478
Automobiles (4.2%)
Toyota Motor Corp.	38,600	1,507,672
Food & Staples Retailing (1.2%)
Seven & I Holdings Co. Ltd.	15,700	440,914
Household Durables (2.2%)
Matsushita Electric Industrial Co. Ltd.	48,000	773,136
Real Estate Management & Development (3.4%)
Mitsubishi Estate Co. Ltd.	67,000	1,197,087
		4,597,287
SWITZERLAND (6.4%) (a)
Diversified Financial Services (0.9%)
UBS AG*	20,300	344,554
Electrical Equipment (2.1%)
ABB Ltd.	56,400	740,286
Food Products (3.4%)
Nestle SA	31,050	1,207,858
		2,292,698
UNITED KINGDOM (19.2%) (a)
Commercial Banks (4.4%)
HSBC Holdings PLC	87,969	1,041,705
Lloyds TSB Group PLC	167,400	540,941
		1,582,646

	Shares or Principal Amount	Value
Food & Staples Retailing (3.2%)
Unilever PLC	50,900	$1,143,271
Health Care Providers & Services (3.9%)
GlaxoSmithKline PLC	71,600	1,376,146
Metals & Mining (3.7%)
Rio Tinto PLC	27,800	1,298,325
Oil, Gas & Consumable Fuels (4.0%)
Royal Dutch Shell PLC, Class B	52,300	1,417,647
		6,818,035
UNITED STATES (47.9%)
Aerospace & Defense (4.1%)
Lockheed Martin Corp.	13,000	1,105,650
Northrop Grumman Corp.	7,650	358,709
		1,464,359
Biotechnology (2.7%)
Gilead Sciences, Inc.*	20,700	949,095
Capital Markets (2.7%)
Charles Schwab Corp. (The)	50,200	959,824
Commercial Banks (2.3%)
Wells Fargo & Co.	23,600	803,580
Computers & Peripherals (4.4%)
Apple, Inc.*	14,740	1,585,877
Diversified Financial Services (4.5%)
JPMorgan Chase & Co.	38,558	1,590,517
Diversified Telecommunication Services (3.6%)
AT&T, Inc.	48,400	1,295,668
Food & Staples Retailing (4.2%)
CVS Caremark Corp.	25,500	781,575
Wal-Mart Stores, Inc.	12,500	697,625
		1,479,200
Hotels, Restaurants & Leisure (4.9%)
McDonald’s Corp.	29,970	1,736,162
Household Products (2.5%)
Procter & Gamble Co.	14,000	903,560
Oil, Gas & Consumable Fuels (2.4%)
ConocoPhillips	16,500	858,330
Semiconductors & Semiconductor Equipment (2.1%)
Applied Materials, Inc.	59,300	765,563

See accompanying notes to financial statements.

Annual Report 2008

45

Statement of Investments (concluded)

October 31, 2008

Aberdeen Select Worldwide Fund

	Shares or Principal Amount	Value
UNITED STATES (continued)
Software (7.5%)
Microsoft Corp.	62,500	$1,395,625
Oracle Corp.*	69,100	1,263,839
		2,659,464
		17,051,199
Total Common Stocks		34,742,934
REPURCHASE AGREEMENT (2.9%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $1,033,105, collateralized by Federal National Mortgage Agency 5.50%, maturing 11/01/35; total market value of $1,053,764	$1,033,102	1,033,102
Total Repurchase Agreements		1,033,102
Total Investments (Cost $44,403,952) (b)—100.5%		35,776,036

Liabilities in excess of other assets—(0.5)%		(173,050)
Net Assets—100.0%		$35,602,986

*	Non-income producing security.
(a)	Fair valued security.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

2008 Annual Report

46

Statements of Assets and Liabilities

October 31, 2008

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund
Assets:
Investments, at value (cost $60,753,684; $87,958,653; $67,074,239)	$32,573,843	$50,347,681	$49,922,155
Repurchase agreements, at cost and value	361,889	2,394,119	1,880,801

Total Investments	32,935,732	52,741,800	51,802,956

Foreign currency, at value (cost $104,317; $91,150; $194,377)	104,357	91,606	188,198
Unrealized appreciation on spot foreign currency contracts	–	80	–
Interest and dividends receivable	271	130,408	109,415
Receivable for capital shares issued	38,537	77,603	122,025
Receivable for investments sold	1,644	605,675	598,051
Reclaims receivable	–	2,120	46,376
Receivable from adviser	102,901	17,991	–
Prepaid expenses and other assets	49,716	51,616	51,462

Total Assets	33,233,158	53,718,899	52,918,483

Liabilities:
Cash overdraft	4,756	17,781	6,041
Unrealized depreciation on spot foreign currency contracts	–	895	–
Payable for investments purchased	–	2,209,948	1,089,719
Payable for capital shares redeemed	21,265	141,116	149,813
Accrued expenses and other payables:
Investment advisory fees	–	–	14,863
Fund administration and transfer agent fees	9,170	10,458	5,361
Distribution fees	11,894	16,449	12,060
Administrative services fees	2,326	10,609	430
Compliance program costs	655	802	807
Other	36,079	41,995	41,863

Total Liabilities	86,145	2,450,053	1,320,957

Net Assets	$33,147,013	$51,268,846	$51,597,526

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

47

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund
Represented by:
Capital	$71,029,337	$91,745,554	$85,663,714
Accumulated net investment income (loss)	1	(387)	1
Accumulated net realized gain (loss) from investment, futures and foreign currency transactions	(9,702,524)	(2,862,021)	(16,904,847)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(28,179,801)	(37,614,300)	(17,161,342)

Net Assets	$33,147,013	$51,268,846	$51,597,526

Net Assets:
Class A Shares	$13,460,729	$28,683,606	$28,317,305
Class B Shares	2,220,885	1,805,733	993,764
Class C Shares	7,260,676	7,905,182	4,918,257
Class R Shares	60,885	2,030,853	97,310
Institutional Service Class Shares	4,057,828	1,158,317	965,924
Institutional Class Shares	6,086,010	9,685,155	16,304,966

Total	$33,147,013	$51,268,846	$51,597,526

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,356,266	3,047,046	3,473,322
Class B Shares	229,001	202,963	124,927
Class C Shares	749,127	868,553	619,385
Class R Shares	6,183	224,930	12,168
Institutional Service Class Shares	408,227	119,947	117,592
Institutional Class Shares	610,644	1,003,298	1,984,863

Total	3,359,448	5,466,737	6,332,257

See accompanying notes to financial statements.

2008 Annual Report

48

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.92	$9.41	$8.15
Class B Shares (a)	$9.70	$8.90	$7.95
Class C Shares (b)	$9.69	$9.10	$7.94
Class R Shares	$9.85	$9.03	$8.00
Institutional Service Class Shares	$9.94	$9.66	$8.21
Institutional Class Shares	$9.97	$9.65	$8.21
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.53	$9.98	$8.65
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

Annual Report 2008

49

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
Assets:
Investments, at value (cost $20,411,509, $338,880,364, $43,370,850)	$14,241,853	$239,936,201	$34,742,934
Repurchase agreements, at cost and value	9,924	5,305,256	1,033,102

Total Investments	14,251,777	245,241,457	35,776,036

Foreign currency, at value (cost $4,973; $134,333; $40,455)	4,873	134,000	40,295
Unrealized appreciation on spot foreign currency contracts	–	162	–
Interest and dividends receivable	49,828	502,937	110,498
Receivable for capital shares issued	254	5,423,064	450
Receivable for investments sold	143,067	2,939,926	–
Reclaims receivable	11,304	212,895	17,853
Receivable from adviser	17,441	103,112	35,054
Prepaid expenses and other assets	47,985	77,799	47,256

Total Assets	14,526,529	254,635,352	36,027,442

Liabilities:
Cash overdraft	137,106	23,867	326,671
Unrealized depreciation on spot foreign currency contracts	414	7,765	–
Payable for investments purchased	–	3,213,904	–
Payable for capital shares redeemed	25,526	744,882	45,804
Accrued expenses and other payables:
Fund administration and transfer agent fees	1,947	48,318	5,746
Distribution fees	4,082	85,296	12,020
Administrative services fees	10	3,396	–
Compliance program costs	489	2,466	662
Other	22,979	136,070	33,553

Total Liabilities	192,553	4,265,964	424,456

Net Assets	$14,333,976	$250,369,388	$35,602,986

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

50

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
Represented by:
Capital	$19,936,455	$422,497,497	$77,261,409
Accumulated net investment income (loss)	41,142	–	–
Accumulated net realized gain (loss) from investment and foreign currency transactions	528,761	(73,140,417)	(33,029,850)
Net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(6,172,382)	(98,987,692)	(8,628,573)

Net Assets	$14,333,976	$250,369,388	$35,602,986

Net Assets:
Class A Shares	$4,091,043	$179,247,343	$28,597,612
Class B Shares	1,110,933	6,671,473	1,009,054
Class C Shares	2,328,409	44,373,743	5,218,219
Class R Shares	35,743	720,222	761,839
Institutional Service Class Shares	1,019,815	11,548,027	15,039
Institutional Class Shares	5,748,033	7,808,580	1,223

Total	$14,333,976	$250,369,388	$35,602,986

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	465,589	19,159,626	3,347,894
Class B Shares	128,890	751,026	123,881
Class C Shares	270,457	4,968,261	638,371
Class R Shares	4,122	79,822	92,067
Institutional Service Class Shares	115,386	1,211,000	1,742
Institutional Class Shares	650,279	819,098	141

Total	1,634,723	26,988,833	4,204,096

See accompanying notes to financial statements.

Annual Report 2008

51

Statements of Assets and Liabilities (concluded)

October 31, 2008

	Aberdeen Global Utilities Fund		Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.78	(c)	$9.36	$8.54
Class B Shares (a)	$8.61	(c)	$8.88	$8.15
Class C Shares (b)	$8.60	(c)	$8.93	$8.17
Class R Shares	$8.65	(c)	$9.02	$8.27
Institutional Service Class Shares	$8.83	(c)	$9.54	$8.63
Institutional Class Shares	$8.83	(c)	$9.53	$8.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.32		$9.93	$9.06
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2008 Annual Report

52

Statements of Operations

For the Year Ended October 31, 2008

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund
INVESTMENT INCOME:
Dividend income	$1,810,964	$2,846,643	$2,183,888
Interest income	36,593	33,850	33,481
Foreign tax withholding	(10,507)	(233,791)	(117,592)

Total Income	1,837,050	2,646,702	2,099,777

Expenses:
Investment advisory fees	1,011,826	1,230,850	599,730
Fund administration and transfer agent fees	172,711	183,469	98,889
Distribution fees Class A	83,135	180,890	79,667
Distribution fees Class B	51,256	41,117	14,850
Distribution fees Class C	202,885	183,578	52,430
Distribution fees Class R	1,067	13,706	465
Administrative services fees Class A	1,718	54,776	16,538
Administrative services fees Class R	–	1,257	–
Administrative services fees Institutional Service Class	–	–	96
Registration and filing fees	68,016	48,878	37,619
Printing fees	97,322	42,970	32,681
Trustee fees	12,955	15,989	12,597
Compliance program costs	2,472	3,008	2,505
Other	90,820	116,305	75,746

Total expenses	1,796,183	2,116,793	1,023,813

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

53

Statements of Operations (continued)

For the Year Ended October 31, 2008

	Aberdeen China Opportunities Fund	Aberdeen Developing Markets Fund	Aberdeen Global Financial Services Fund
Earnings credit	$(2,668)	$(3,988)	$(1,821)
Expenses reimbursed	(193,998)	(90,137)	(66,765)

Net Expenses	1,599,517	2,022,668	955,227

Net Investment Income (Loss)	237,533	624,034	1,144,550

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	(9,659,036)	787,377	(16,684,805)
Realized gain (loss) on futures transactions	136,065	–	–
Realized gain (loss) on foreign currency transactions	(29,116)	(229,615)	(317,171)

Net realized gain (loss) from investments, futures and foreign currency transactions	(9,552,087)	557,762	(17,001,976)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(71,611,395)	(84,788,520)	(21,798,927)

Net realized/unrealized gain (loss) from investments, futures and foreign currency transactions	(81,163,482)	(84,230,758)	(38,800,903)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(80,925,949)	$(83,606,724)	$(37,656,353)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

54

Statements of Operations (continued)

For the Year Ended October 31, 2008

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
INVESTMENT INCOME:
Dividend income	$1,011,348	$8,365,909	$1,231,690
Interest income	8,467	208,492	49,635
Income from securities lending	–	–	20,994
Foreign tax withholding	(65,117)	(653,838)	(65,674)

Total Income	954,698	7,920,563	1,236,645

Expenses:
Investment advisory fees	181,503	3,213,300	598,914
Fund administration and transfer agent fees	56,003	564,792	132,312
Distribution fees Class A	27,313	598,669	120,428
Distribution fees Class B	17,320	100,840	17,224
Distribution fees Class C	48,768	727,708	150,612
Distribution fees Class R	1,142	4,621	5,102
Administrative services fees Class A	4,233	91,175	6,565
Administrative services fees Class R	–	101	37
Administrative services fees Institutional Service Class	–	–	20
Registration and filing fees	30,421	97,072	58,975
Printing fees	15,781	130,915	60,670
Trustee fees	8,115	42,962	11,877
Compliance program costs	1,604	8,151	2,295
Other	46,642	243,489	78,291

Total expenses	438,845	5,823,795	1,243,322

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

55

Statements of Operations (concluded)

For the Year Ended October 31, 2008

	Aberdeen Global Utilities Fund	Aberdeen International Equity Fund	Aberdeen Select Worldwide Fund
Earnings credit	$(505)	$(6,216)	$(2,564)
Expenses reimbursed	(42,800)	(246,435)	(113,238)

Net Expenses	395,540	5,571,144	1,127,520

Net Investment Income (Loss)	559,158	2,349,419	109,125

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	574,411	(73,115,634)	(12,643,362)
Realized gain (loss) on futures transactions	–	–	–
Realized gain (loss) on foreign currency transactions	(4,005)	(313,186)	(3,289)

Net realized gain (loss) from investments, futures and foreign currency transactions	570,406	(73,428,820)	(12,646,651)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(12,241,881)	(152,484,452)	(21,723,419)

Net realized/unrealized gain (loss) from investments, futures and foreign currency transactions	(11,671,475)	(225,913,272)	(34,370,070)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,112,317)	$(223,563,853)	$(34,260,945)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

56

Statements of Changes in Net Assets

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$237,533	$(48,955)	$624,034	$213,530
Net realized gain (loss) on investments, futures and foreign currency transactions	(9,552,087)	22,775,061	557,762	14,322,862
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	(71,611,395)	39,590,636	(84,788,520)	38,787,141

Change in net assets resulting from operations	(80,925,949)	62,316,742	(83,606,724)	53,323,533

Distributions to Shareholders From:
Net investment income:
Class A	(167,697)	(60,730)	(267,470)	(136,025)
Class B	(750)	(376)	–	–
Class C	(17,402)	(801)	–	–
Class R	(658)	(4)	(15,862)	(951)
Institutional Service Class	(102,981)	(2,444)	(19,500)	(13,553)
Institutional Class	(98,674)	(44,218)	(91,975)	(52,343)
Net realized gains:
Class A	(8,891,643)	(1,018,810)	(11,856,858)	(5,963,987)
Class B	(1,392,931)	(91,880)	(642,451)	(979,146)
Class C	(6,320,752)	(383,534)	(2,857,678)	(1,226,113)
Class R	(57,441)	(398)	(295,608)	(78,709)
Institutional Service Class	(3,362,031)	(19,652)	(416,693)	(471,191)
Institutional Class	(2,758,314)	(518,068)	(1,708,362)	(1,234,758)
Tax return of capital:
Class A	(1,813,311)	–	(2,524,740)	–
Class B	(291,806)	–	(147,476)	–
Class C	(1,086,970)	–	(653,466)	–
Class R	(12,878)	–	(124,792)	–
Institutional Service Class	(522,715)	–	(97,123)	–
Institutional Class	(645,725)	–	(449,878)	–

Change in net assets from shareholder distributions	(27,544,679)	(2,140,915)	(22,169,932)	(10,156,776)

Change in net assets from capital transactions	(4,269,957)	55,663,996	7,422,401	44,768,349

Change in net assets	(112,740,585)	115,839,823	(98,354,255)	87,935,106

See accompanying notes to financial statements.

Annual Report 2008

57

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

FROM INVESTMENT ACTIVITIES: (continued)
Net Assets:
Beginning of period	$145,887,598	$30,047,775	$149,623,101	$61,687,995

End of period	$33,147,013	$145,887,598	$51,268,846	$149,623,101

Accumulated net investment income (loss) at end of period	$1	$(47,247)	$(387)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,342,553	$35,005,551	$37,640,492	$71,297,336
Dividends reinvested	8,181,064	678,023	12,219,992	4,806,496
Cost of shares redeemed(a)	(36,506,151)	(16,620,424)	(56,569,172)	(35,265,426)

Total Class A	(3,982,534)	19,063,150	(6,708,688)	40,838,406

Class B Shares
Proceeds from shares issued	2,249,582	6,127,079	1,186,019	1,398,821
Dividends reinvested	1,021,864	57,668	370,465	766,916
Cost of shares redeemed(a)	(3,070,872)	(1,616,956)	(1,277,514)	(5,387,901)

Total Class B	200,574	4,567,791	278,970	(3,222,164)

Class C Shares
Proceeds from shares issued	13,286,438	26,217,473	7,202,350	12,300,848
Dividends reinvested	4,945,393	213,484	1,855,299	297,979
Cost of shares redeemed(a)	(19,861,049)	(8,182,855)	(6,017,598)	(3,570,521)

Total Class C	(1,629,218)	18,248,102	3,040,051	9,028,306

(a)	Includes redemption fees, if any.
Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

58

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$108,322	$401,666	$4,505,516	$1,200,321
Dividends reinvested	44,738	104	125,667	2,119
Cost of shares redeemed(a)	(253,947)	(52,339)	(1,629,326)	(331,189)

Total Class R	(100,887)	349,431	3,001,857	871,251

Institutional Service Class Shares
Proceeds from shares issued	8,979,464	18,545,673	15,500,074	26,939
Dividends reinvested	3,642,847	13,078	533,316	484,744
Cost of shares redeemed(a)	(14,986,997)	(1,710,084)	(15,364,157)	(1,219,243)

Total Institutional Service Class	(2,364,686)	16,848,667	669,233	(707,560)

Institutional Class Shares
Proceeds from shares issued	145,441	27,123	9,077,597	5,608,614
Dividends reinvested	3,502,711	562,286	2,245,602	1,287,101
Cost of shares redeemed(a)	(41,358)	(4,002,554)	(4,182,221)	(8,935,605)

Total Institutional Class	3,606,794	(3,413,145)	7,140,978	(2,039,890)

Change in net assets from capital transactions:	$(4,269,957)	$55,663,996	$7,422,401	$44,768,349

SHARE TRANSACTIONS:
Class A Shares
Issued	976,768	1,455,424	1,772,469	3,308,319
Reinvested	340,225	37,379	562,480	272,915
Redeemed	(1,630,554)	(735,300)	(2,945,396)	(1,834,100)

Total Class A Shares	(313,561)	757,503	(610,447)	1,747,134

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

Annual Report 2008

59

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Developing Markets Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	88,386	232,208	56,291	66,509
Reinvested	43,418	3,240	17,947	45,595
Redeemed	(142,179)	(73,111)	(72,280)	(260,521)

Total Class B Shares	(10,375)	162,337	1,958	(148,417)

Class C Shares
Issued	530,848	1,006,063	336,906	538,266
Reinvested	206,873	11,994	88,245	17,386
Redeemed	(986,380)	(354,547)	(364,875)	(188,658)

Total Class C Shares	(248,659)	663,510	60,276	366,994

Class R Shares
Issued	4,749	12,850	254,796	57,633
Reinvested	1,861	6	6,379	121
Redeemed	(12,114)	(1,603)	(103,576)	(16,750)

Total Class R Shares	(5,504)	11,253	157,599	41,004

Institutional Service Class Shares
Issued	337,856	637,056	790,500	1,126
Reinvested	150,139	708	24,133	27,000
Redeemed	(657,130)	(67,970)	(822,934)	(68,945)

Total Institutional Service Class Shares	(169,135)	569,794	(8,301)	(40,819)

Institutional Class Shares
Issued	2,892	182	627,359	287,349
Reinvested	147,045	30,836	102,174	71,484
Redeemed	(1,370)	(134,138)	(236,710)	(421,257)

Total Institutional Class Shares	148,567	(103,120)	492,823	(62,424)

Total change in shares	(598,667)	2,061,277	93,908	1,903,472

See accompanying notes to financial statements.

2008 Annual Report

60

Statements of Changes in Net Assets (continued)

	Aberdeen Global Financial Services Fund		Aberdeen Global Utilities Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$1,144,550	$776,897	$559,158	$533,411
Net realized gain (loss) on investments and foreign currency transactions	(17,001,976)	4,478,613	570,406	3,229,607
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(21,798,927)	681,546	(12,241,881)	3,592,842

Change in net assets resulting from operations	(37,656,353)	5,937,056	(11,112,317)	7,355,860

Distributions to Shareholders From:
Net investment income:
Class A	(483,552)	(283,359)	(243,048)	(196,934)
Class B	(13,603)	(10,286)	(33,354)	(23,876)
Class C	(58,452)	(23,753)	(85,807)	(69,257)
Class R	(1,404)	(426)	(4,988)	(2,547)
Institutional Service Class	(21,961)	(22,077)	(39,059)	(27,608)
Institutional Class	(369,322)	(284,507)	(224,671)	(138,248)
Net realized gains:
Class A	(2,099,005)	(970,982)	(1,527,251)	(312,789)
Class B	(136,597)	(126,298)	(177,385)	(72,673)
Class C	(336,125)	(254,572)	(560,005)	(218,634)
Class R	(8,222)	(523)	(33,677)	(64)
Institutional Service Class	(131,582)	(63,926)	(145,579)	(45,127)
Institutional Class	(2,003,310)	(708,272)	(781,542)	(192,971)
Tax return of capital:
Class A	(55,215)	–	–	–
Class B	(2,252)	–	–	–
Class C	(9,269)	–	–	–
Class R	(172)	–	–	–
Institutional Service	(1,943)	–	–	–
Institutional Class	(33,685)	–	–	–

Change in net assets from shareholder distributions	(5,765,671)	(2,748,981)	(3,856,366)	(1,300,728)

Change in net assets from capital transactions	35,093,521	5,137,947	(3,031,909)	6,187,301

Change in net assets	(8,328,503)	8,326,022	(18,000,592)	12,242,433

Net Assets:
Beginning of period	59,926,029	51,600,007	32,334,568	20,092,135

End of period	$51,597,526	$59,926,029	$14,333,976	$32,334,568

Accumulated net investment income at end of period	$1	$103,585	$41,142	$116,916

See accompanying notes to financial statements.

Annual Report 2008

61

Statements of Changes in Net Assets (continued)

	Aberdeen Global Financial Services Fund		Aberdeen Global Utilities Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$42,898,616	$17,162,487	$6,493,059	$12,674,346
Dividends reinvested	2,108,359	972,076	1,460,422	359,835
Cost of shares redeemed(a)	(19,772,752)	(15,927,849)	(12,528,211)	(6,219,267)

Total Class A	25,234,223	2,206,714	(4,574,730)	6,814,914

Class B Shares
Proceeds from shares issued	575,552	543,609	582,073	1,040,890
Dividends reinvested	103,654	116,838	127,502	84,140
Cost of shares redeemed(a)	(432,145)	(1,971,548)	(369,998)	(1,671,082)

Total Class B	247,061	(1,311,101)	339,577	(546,052)

Class C Shares
Proceeds from shares issued	6,700,910	2,286,113	2,608,775	2,769,101
Dividends reinvested	282,541	216,700	389,771	158,536
Cost of shares redeemed(a)	(2,611,477)	(3,842,132)	(3,254,126)	(4,307,748)

Total Class C	4,371,974	(1,339,319)	(255,580)	(1,380,111)

Class R Shares
Proceeds from shares issued	160,737	310,941	95,451	376,675
Dividends reinvested	1,115	84	280	94
Cost of shares redeemed(a)	(86,896)	(291,752)	(312,830)	(53,520)

Total Class R	74,956	19,273	(217,099)	323,249

Institutional Service Class Shares
Proceeds from shares issued	71,573	50,761	308	1,560
Dividends reinvested	150,981	85,612	184,637	72,735
Cost of shares redeemed(a)	(33,314)	(321)	(27)	(17)

Total Institutional Service Class	189,240	136,052	184,918	74,278

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2008 Annual Report

62

Statements of Changes in Net Assets (continued)

	Aberdeen Global Financial Services Fund		Aberdeen Global Utilities Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$13,213,758	$16,451,661	$3,449,041	$3,266,884
Dividends reinvested	2,406,313	992,779	1,006,212	331,219
Cost of shares redeemed(a)	(10,644,004)	(12,018,112)	(2,964,248)	(2,697,080)

Total Institutional Class	4,976,067	5,426,328	1,491,005	901,023

Change in net assets from capital transactions:	$35,093,521	$5,137,947	$(3,031,909)	$6,187,301

SHARE TRANSACTIONS:
Class A Shares
Issued	3,534,755	1,078,644	447,353	906,127
Reinvested	157,146	62,087	103,537	26,379
Redeemed	(1,740,172)	(1,006,432)	(984,677)	(432,431)

Total Class A Shares	1,951,729	134,299	(433,787)	500,075

Class B Shares
Issued	45,702	34,808	42,040	75,876
Reinvested	7,769	7,634	9,242	6,353
Redeemed	(36,922)	(128,822)	(33,613)	(117,670)

Total Class B Shares	16,549	(86,380)	17,669	(35,441)

Class C Shares
Issued	579,785	147,116	184,542	203,241
Reinvested	21,427	14,161	28,215	11,944
Redeemed	(253,397)	(248,720)	(277,354)	(311,235)

Total Class C Shares	347,815	87,443	(64,597)	(96,050)

Class R Shares
Issued	13,899	20,389	7,536	26,793
Reinvested	86	5	20	7
Redeemed	(8,023)	(19,295)	(26,648)	(3,724)

Total Class R Shares	5,962	1,099	(19,092)	23,076

(a)	Includes redemption fees, if any.

See accompanying notes to financial statements.

Annual Report 2008

63

Statements of Changes in Net Assets (continued)

	Aberdeen Global Financial Services Fund		Aberdeen Global Utilities Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	6,240	3,026	1	–
Reinvested	11,058	5,437	13,183	5,320
Redeemed	(3,027)	–	–	–

Total Institutional Service Class Shares	14,271	8,463	13,184	5,320

Institutional Class Shares
Issued	1,129,219	1,024,254	278,868	234,364
Reinvested	176,635	63,019	71,941	24,137
Redeemed	(915,798)	(745,881)	(248,015)	(190,369)

Total Institutional Class Shares	390,056	341,392	102,794	68,132

Total change in shares	2,726,382	311,430	(383,829)	465,112

Amounts listed as “–” are 0 or round to 0.

See accompanying notes to financial statements.

2008 Annual Report

64

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Select Worldwide Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,349,419	$50,366	$109,125	$(100,083)
Net realized gain (loss) on investments and foreign currency transactions	(73,428,820)	7,729,372	(12,646,651)	10,493,623
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(152,484,452)	47,394,513	(21,723,419)	7,834,893

Change in net assets resulting from operations	(223,563,853)	55,174,251	(34,260,945)	18,228,433

Distributions to Shareholders From:
Net investment income:
Class A	(1,694,937)	(128,740)	(104,437)	(125,905)
Class B	(26,401)	–	–	–
Class C	(173,699)	–	–	(56)
Class R	(4,415)	(470)	(1,266)	(342)
Institutional Service Class	(65,149)	(16,781)	(124)	(88)
Institutional Class	(71,632)	(23,023)	(9)	(7)
Net realized gains:
Class A	(4,977,001)	(1,313,717)	–	–
Class B	(273,916)	(248,498)	–	–
Class C	(1,987,664)	(467,967)	–	–
Class R	(24,203)	(70)	–	–
Institutional Service Class	(186,591)	(170,656)	–	–
Institutional Class	(230,009)	(223,779)	–	–
Tax return of capital:
Class A	(286,467)	–	(40,087)	–
Class B	(12,066)	–	–	–
Class C	(85,833)	–	–	–
Class R	(967)	–	(921)	–
Institutional Service Class	(8,781)	–	(18)	–
Institutional Class	(9,654)	–	(1)	–

Change in net assets from shareholder distributions	(10,119,385)	(2,593,701)	(146,863)	(126,398)

Change in net assets from capital transactions	232,503,432	148,473,640	(16,747,541)	22,812,912

Change in net assets	(1,179,806)	201,054,190	(51,155,349)	40,914,947

Net Assets:
Beginning of period	251,549,194	50,495,004	86,758,335	45,843,388

End of period	$250,369,388	$251,549,194	$35,602,986	$86,758,335

Accumulated net investment income (loss) at end of period	$–	$–	$–	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

65

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Select Worldwide Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$306,580,372	$131,468,525	$8,635,447	$21,581,182
Dividends reinvested	4,945,007	1,164,614	127,808	107,638
Cost of shares redeemed(a)	(129,936,593)	(28,651,984)	(16,169,133)	(15,652,179)

Total Class A	181,588,786	103,981,155	(7,405,878)	6,036,641

Class B Shares
Proceeds from shares issued	5,770,969	5,543,780	255,884	1,082,864
Dividends reinvested	143,836	204,707	–	–
Cost of shares redeemed(a)	(1,401,070)	(5,396,248)	(538,388)	(67,602)

Total Class B	4,513,735	352,239	(282,504)	1,015,262

Class C Shares
Proceeds from shares issued	56,873,741	42,705,370	3,685,926	17,860,750
Dividends reinvested	824,885	146,723	–	20
Cost of shares redeemed(a)	(28,695,899)	(2,754,127)	(13,004,769)	(3,059,282)

Total Class C	29,002,727	40,097,966	(9,318,843)	14,801,488

Class R Shares
Proceeds from shares issued	1,001,459	641,306	500,891	996,942
Dividends reinvested	8,646	271	52	67
Cost of shares redeemed(a)	(362,456)	(9,658)	(229,646)	(47,598)

Total Class R	647,649	631,919	271,297	949,411

Institutional Service Class Shares
Proceeds from shares issued	13,270,579	497,254	5	10,014
Dividends reinvested	253,910	187,437	142	88
Cost of shares redeemed(a)	(1,537,746)	(75,316)	(11,770)	–

Total Institutional Service Class	11,986,743	609,375	(11,623)	10,102

(a)	Includes redemption fees, if any.
Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

66

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Select Worldwide Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$7,312,055	$4,789,060	$–	$1
Dividends reinvested	309,438	246,802	10	7
Cost of shares redeemed(a)	(2,857,701)	(2,234,876)	–	–

Total Institutional Class	4,763,792	2,800,986	10	8

Change in net assets from capital transactions:	$232,503,432	$148,473,640	$(16,747,541)	$22,812,912

SHARE TRANSACTIONS:
Class A Shares
Issued	19,953,460	8,430,761	666,590	1,610,722
Reinvested	293,127	83,146	9,711	8,133
Redeemed	(9,766,019)	(1,823,969)	(1,330,648)	(1,164,979)

Total Class A Shares	10,480,568	6,689,938	(654,347)	453,876

Class B Shares
Issued	364,932	363,044	19,980	83,267
Reinvested	8,904	15,380	–	–
Redeemed	(111,074)	(360,406)	(46,142)	(5,294)

Total Class B Shares	262,762	18,018	(26,162)	77,973

Class C Shares
Issued	3,690,606	2,846,061	275,733	1,385,286
Reinvested	50,811	10,966	–	2
Redeemed	(2,189,674)	(182,321)	(1,121,805)	(239,035)

Total Class C Shares	1,551,743	2,674,706	(846,072)	1,146,253

Class R Shares
Issued	68,826	40,228	40,316	73,510
Reinvested	529	18	4	5
Redeemed	(29,303)	(615)	(18,503)	(3,419)

Total Class R Shares	40,052	39,631	21,817	70,096

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

67

Statements of Changes in Net Assets (concluded)

	Aberdeen International Equity Fund		Aberdeen Select Worldwide Fund
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	934,193	30,795	–	802
Reinvested	14,782	13,191	10	7
Redeemed	(116,067)	(4,572)	(805)	–

Total Institutional Service Class Shares	832,908	39,414	(795)	809

Institutional Class Shares
Issued	520,298	322,217	–	–
Reinvested	18,002	17,372	1	–
Redeemed	(194,728)	(140,247)	–	–

Total Institutional Class Shares	343,572	199,342	1	–

Total change in shares	13,511,605	9,661,049	(1,505,558)	1,749,007

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

68

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions								Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	$9.92	(64.82%	)	$13,461	1.82%	0.47%	2.06%	122.49%
Year Ended October 31, 2007(f)	$15.86	0.01	22.07	22.08	(0.05)	(0.92)	–	(0.97)	0.03	$37.00	145.79%		$61,791	1.88%	0.06%	1.88%	127.10%
Year Ended October 31, 2006	$11.25	0.05	5.54	5.59	(0.05)	(0.94)	–	(0.99)	0.01	$15.86	53.19%		$14,470	1.99%	0.44%	2.10%	124.36%
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)	(0.34)	–	(0.41)	–	$11.25	3.58%		$2,847	2.01%	0.95%	2.68%	130.48%
Period Ended October 31, 2004(g)	$10.00	0.01	1.25	1.26	(0.02)	–	–	(0.02)	–	$11.24	12.61%		$1,029	1.95%	0.37%	5.57%	50.76%
Class B Shares
Year Ended October 31, 2008	$36.43	(0.05)	(19.60)	(19.65)	(0.01)	(5.95)	(1.12)	(7.08)	–	$9.70	(65.07%	)	$2,221	2.56%	(0.21)%	2.82%	122.49%
Year Ended October 31, 2007(f)	$15.70	(0.17)	21.79	21.62	–	(0.92)	–	(0.92)	0.03	$36.43	144.04%		$8,720	2.62%	(0.74)%	2.62%	127.10%
Year Ended October 31, 2006	$11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	–	(0.95)	0.01	$15.70	52.07%		$1,210	2.73%	(0.47)%	2.85%	124.36%
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)	(0.34)	–	(0.38)	–	$11.19	2.82%		$315	2.74%	0.33%	3.41%	130.48%
Period Ended October 31, 2004(g)	$10.00	0.01	1.23	1.24	(0.01)	–	–	(0.01)	–	$11.23	12.38%		$19	2.65%	(0.14)%	6.09%	50.76%
Class C Shares
Year Ended October 31, 2008	$36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	$9.69	(65.08%	)	$7,261	2.56%	(0.32)%	2.79%	122.49%
Year Ended October 31, 2007(f)	$15.70	(0.16)	21.77	21.61	–	(0.92)	–	(0.92)	0.03	$36.42	143.94%		$36,340	2.62%	(0.68)%	2.62%	127.10%
Year Ended October 31, 2006	$11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	–	(0.95)	0.01	$15.70	52.11%		$5,247	2.73%	(0.25)%	2.85%	124.36%
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)	(0.34)	–	(0.37)	–	$11.19	2.79%		$1,258	2.73%	0.24%	3.42%	130.48%
Period Ended October 31, 2004(g)	$10.00	(0.01)	1.24	1.23	–	–	–	–	–	$11.23	12.30%		$38	2.65%	(1.42)%	6.93%	50.76%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period June 29, 2004 (commencement of operations) to October 31, 2004. Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

69

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

		Investment Activities			Distributions								Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	$9.85	(64.88%	)	$61	2.06%	0.19%		2.23%	122.49%
Year Ended October 31, 2007(f)	$15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	–	(0.93)	0.03	$36.78	144.93%		$430	2.13%	(0.27%	)	2.13%	127.10%
Year Ended October 31, 2006	$11.23	0.08	5.44	5.52	(0.03)	(0.94)	–	(0.97)	0.01	$15.79	52.68%		$7	2.28%	0.68%		2.36%	124.36%
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)	(0.34)	–	(0.40)	–	$11.23	3.29%		$1	2.22%	0.49%		2.87%	130.48%
Period Ended October 31, 2004(g)	$10.00	0.01	1.24	1.25	(0.01)	–	–	(0.01)	–	$11.24	12.46%		$1	2.40%	(0.18%	)	4.86%	50.76%
Institutional Service Class Shares
Year Ended October 31, 2008	$37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	$9.94	(64.72%	)	$4,058	1.56%	0.55%		1.78%	122.49%
Year Ended October 31, 2007(f)	$15.88	0.06	22.14	22.20	(0.08)	(0.92)	–	(1.00)	0.03	$37.11	146.46%		$21,424	1.62%	0.20%		1.62%	127.10%
Year Ended October 31, 2006	$11.25	0.11	5.51	5.62	(0.06)	(0.94)	–	(1.00)	0.01	$15.88	53.57%		$120	1.72%	1.34%		1.81%	124.36%
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)	(0.34)	–	(0.43)	–	$11.25	3.63%		$1	1.82%	0.84%		2.48%	130.48%
Period Ended October 31, 2004(g)	$10.00	0.02	1.25	1.27	(0.02)	–	–	(0.02)	–	$11.25	12.74%		$1	1.70%	0.51%		3.97%	50.76%
Institutional Class Shares
Year Ended October 31, 2008	$37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	$9.97	(64.71%	)	$6,086	1.56%	0.86%		1.86%	122.49%
Year Ended October 31, 2007(f)	$15.91	0.07	22.17	22.24	(0.08)	(0.92)	–	(1.00)	0.03	$37.18	146.44%		$17,182	1.63%	0.29%		1.63%	127.10%
Year Ended October 31, 2006	$11.27	0.05	5.58	5.63	(0.06)	(0.94)	–	(1.00)	0.01	$15.91	53.57%		$8,994	1.74%	0.31%		1.88%	124.36%
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)	(0.34)	–	(0.44)	–	$11.27	3.86%		$5,854	1.72%	0.98%		2.41%	130.48%
Period Ended October 31, 2004(g)	$10.00	0.02	1.25	1.27	(0.02)	–	–	(0.02)	–	$11.25	12.74%		$5,637	1.65%	0.59%		4.17%	50.76%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

70

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Developing Markets Fund

		Investment Activities			Distributions								Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	–	$9.41	(59.99%	)	$28,684	1.70%	0.61%	1.77%	104.15%
Year Ended October 31, 2007	$17.82	0.06	12.90	12.96	(0.05)	(2.79)	–	(2.84)	0.01	$27.95	82.20%		$102,204	1.76%	0.31%	1.77%	70.09%
Year Ended October 31, 2006	$14.92	0.10	4.49	4.59	(0.10)	(1.59)	–	(1.69)	–	$17.82	32.89%		$34,047	1.65%	0.60%	1.66%	141.70%
Year Ended October 31, 2005	$12.27	0.08	3.47	3.55	(0.05)	(0.85)	–	(0.90)	–	$14.92	30.02%		$22,009	1.84%	0.55%	1.84%	135.40%
Year Ended October 31, 2004	$10.54	0.05	1.70	1.75	(0.05)	–	–	(0.05)	0.03	$12.27	16.97%		$13,898	1.88%	0.41%	1.99%	134.11%
Class B Shares
Year Ended October 31, 2008	$26.72	–	(13.99)	(13.99)	–	(3.17)	(0.66)	(3.83)	–	$8.90	(60.26%	)	$1,806	2.38%	(0.02)%	2.46%	104.15%
Year Ended October 31, 2007	$17.21	(0.07)	12.36	12.29	–	(2.79)	–	(2.79)	0.01	$26.72	80.98%		$5,369	2.41%	(0.19)%	2.42%	70.09%
Year Ended October 31, 2006	$14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	–	(1.61)	–	$17.21	31.97%		$6,013	2.31%	(0.08)%	2.32%	141.70%
Year Ended October 31, 2005	$11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	–	(0.86)	–	$14.48	29.30%		$4,062	2.52%	(0.11)%	2.52%	135.40%
Year Ended October 31, 2004	$10.33	(0.03)	1.67	1.64	(0.02)	–	–	(0.02)	0.03	$11.98	16.14%		$2,900	2.55%	(0.27)%	2.65%	134.11%
Class C Shares
Year Ended October 31, 2008	$27.22	–	(14.29)	(14.29)	–	(3.17)	(0.66)	(3.83)	–	$9.10	(60.26%	)	$7,905	2.38%	(0.01)%	2.46%	104.15%
Year Ended October 31, 2007	$17.49	(0.04)	12.55	12.51	–	(2.79)	–	(2.79)	0.01	$27.22	81.04%		$21,994	2.42%	(0.35)%	2.43%	70.09%
Year Ended October 31, 2006	$14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	–	(1.61)	–	$17.49	31.92%		$7,716	2.31%	(0.07)%	2.32%	141.70%
Year Ended October 31, 2005	$12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	–	(0.86)	–	$14.69	29.20%		$4,302	2.51%	(0.11)%	2.51%	135.40%
Year Ended October 31, 2004	$10.47	(0.02)	1.68	1.66	(0.02)	–	–	(0.02)	0.03	$12.14	16.21%		$2,217	2.55%	(0.16)%	2.64%	134.11%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

71

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Developing Markets Fund (concluded)

		Investment Activities			Distributions								Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	–	$9.03	(60.03%	)	$2,031	1.84%	0.79%		2.06%	104.15%
Year Ended October 31, 2007	$17.32	0.03	12.48	12.51	(0.02)	(2.79)	–	(2.81)	0.01	$27.03	81.85%		$1,819	1.98%	0.16%		1.98%	70.09%
Year Ended October 31, 2006	$14.57	0.05	4.40	4.45	(0.11)	(1.59)	–	(1.70)	–	$17.32	32.65%		$456	1.84%	(0.01%	)	1.94%	141.70%
Year Ended October 31, 2005	$12.01	0.04	3.41	3.45	(0.04)	(0.85)	–	(0.89)	–	$14.57	30.11%		$9	1.82%	0.16%		1.82%	135.40%
Period Ended October 31, 2004(f)	$11.20	0.03	0.78	0.81	(0.03)	–	–	(0.03)	0.03	$12.01	7.50%		$1	2.15%	0.26%		2.28%	134.11%
Institutional Service Class Shares
Year Ended October 31, 2008	$28.56	0.23	(15.15)	(14.92)	(0.14)	(3.17)	(0.67)	(3.98)	–	$9.66	(59.84%	)	$1,158	1.38%	1.01%		1.45%	104.15%
Year Ended October 31, 2007	$18.14	0.14	13.16	13.30	(0.10)	(2.79)	–	(2.89)	0.01	$28.56	82.87%		$3,662	1.42%	0.65%		1.42%	70.09%
Year Ended October 31, 2006(g)	$15.14	0.17	4.56	4.73	(0.14)	(1.59)	–	(1.73)	–	$18.14	33.25%		$3,066	1.34%	1.01%		1.34%	141.70%
Year Ended October 31, 2005	$12.43	0.10	3.54	3.64	(0.08)	(0.85)	–	(0.93)	–	$15.14	30.60%		$8,954	1.50%	0.83%		1.50%	135.40%
Year Ended October 31, 2004	$10.66	0.09	1.72	1.81	(0.07)	–	–	(0.07)	0.03	$12.43	17.25%		$3,737	1.55%	0.81%		1.66%	134.11%
Institutional Class Shares
Year Ended October 31, 2008	$28.56	0.18	(15.11)	(14.93)	(0.14)	(3.17)	(0.67)	(3.98)	–	$9.65	(59.88%	)	$9,685	1.38%	1.05%		1.50%	104.15%
Year Ended October 31, 2007	$18.14	0.16	13.14	13.30	(0.10)	(2.79)	–	(2.89)	0.01	$28.56	82.77%		$14,574	1.42%	0.72%		1.42%	70.09%
Year Ended October 31, 2006	$15.14	0.13	4.60	4.73	(0.14)	(1.59)	–	(1.73)	–	$18.14	33.32%		$10,390	1.30%	0.88%		1.33%	141.70%
Year Ended October 31, 2005	$12.43	0.11	3.53	3.64	(0.08)	(0.85)	–	(0.93)	–	$15.14	30.60%		$2,631	1.49%	0.92%		1.49%	135.40%
Period Ended October 31, 2004(h)	$11.26	0.03	1.15	1.18	(0.04)	–	–	(0.04)	0.03	$12.43	10.79%		$236	1.55%	0.81%		1.71%	134.11%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(g)  Net investment income (loss) is based on average shares outstanding during the period.

(h)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

72

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund

		Investment Activities			Distributions								Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distribu- tions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$16.61	0.18	(7.18)	(7.00)	(0.17)	(1.28)	(0.01)	(1.46)	–	$8.15	(45.62%	)	$28,317	1.56%	1.83%	1.68%	121.39%
Year Ended October 31, 2007	$15.68	0.22	1.55	1.77	(0.18)	(0.67)	–	(0.85)	0.01	$16.61	11.73%		$25,266	1.50%	1.34%	1.50%	167.95%
Year Ended October 31, 2006	$13.41	0.16	2.92	3.08	(0.20)	(0.62)	–	(0.82)	0.01	$15.68	23.87%		$21,752	1.52%	1.01%	1.53%	195.16%
Year Ended October 31, 2005	$12.49	0.11	1.72	1.83	(0.11)	(0.80)	–	(0.91)	–	$13.41	14.91%		$4,546	1.66%	1.00%	2.00%	213.88%
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89	(0.09)	(1.11)	–	(1.20)	–	$12.49	17.01%		$2,457	1.65%	1.06%	2.41%	129.61%
Class B Shares
Year Ended October 31, 2008	$16.27	0.12	(7.04)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	$7.95	(45.99%	)	$994	2.27%	1.05%	2.37%	121.39%
Year Ended October 31, 2007	$15.37	0.17	1.44	1.61	(0.05)	(0.67)	–	(0.72)	0.01	$16.27	10.88%		$1,764	2.18%	0.69%	2.18%	167.95%
Year Ended October 31, 2006	$13.17	0.05	2.87	2.92	(0.11)	(0.62)	–	(0.73)	0.01	$15.37	22.98%		$2,993	2.25%	0.33%	2.25%	195.16%
Year Ended October 31, 2005	$12.30	0.04	1.68	1.72	(0.05)	(0.80)	–	(0.85)	–	$13.17	14.02%		$1,243	2.40%	0.28%	2.80%	213.88%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	–	(1.14)	–	$12.30	16.15%		$1,072	2.40%	0.20%	3.14%	129.61%
Class C Shares
Year Ended October 31, 2008	$16.26	0.09	(7.01)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	$7.94	(45.99%	)	$4,918	2.26%	1.10%	2.38%	121.39%
Year Ended October 31, 2007	$15.36	0.14	1.48	1.62	(0.06)	(0.67)	–	(0.73)	0.01	$16.26	10.96%		$4,414	2.18%	0.68%	2.19%	167.95%
Year Ended October 31, 2006	$13.16	0.06	2.86	2.92	(0.11)	(0.62)	–	(0.73)	0.01	$15.36	23.03%		$5,514	2.24%	0.37%	2.24%	195.16%
Year Ended October 31, 2005	$12.30	0.03	1.68	1.71	(0.05)	(0.80)	–	(0.85)	–	$13.16	13.94%		$1,590	2.40%	0.30%	2.77%	213.88%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	–	(1.14)	–	$12.30	16.16%		$1,088	2.40%	0.20%	3.15%	129.61%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

73

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund (concluded)

		Investment Activities			Distributions								Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distribu- tions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$16.33	0.13	(7.01)	(6.88)	(0.16)	(1.28)	(0.01)	(1.45)	–	$8.00	(45.66%	)	$97	1.76%	1.39%	1.89%	121.39%
Year Ended October 31, 2007	$15.40	0.19	1.50	1.69	(0.10)	(0.67)	–	(0.77)	0.01	$16.33	11.39%		$101	1.82%	1.40%	1.83%	167.95%
Year Ended October 31, 2006	$13.19	0.14	2.86	3.00	(0.18)	(0.62)	–	(0.80)	0.01	$15.40	23.59%		$79	1.78%	1.00%	1.78%	195.16%
Year Ended October 31, 2005	$12.31	0.12	1.67	1.79	(0.11)	(0.80)	–	(0.91)	–	$13.19	14.82%		$1	1.71%	0.96%	2.27%	213.88%
Period Ended October 31, 2004(f)	$11.47	0.04	0.86	0.90	(0.06)	–	–	(0.06)	–	$12.31	7.89%		$1	1.98%	0.46%	2.74%	129.61%
Institutional Service Class Shares
Year Ended October 31, 2008	$16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	$8.21	(45.45%	)	$966	1.28%	2.01%	1.37%	121.39%
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	$16.71	12.03%		$1,727	1.19%	1.58%	1.20%	167.95%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	$15.77	24.19%		$1,496	1.27%	1.32%	1.27%	195.16%
Year Ended October 31, 2005	$12.55	0.16	1.72	1.88	(0.15)	(0.80)	–	(0.95)	–	$13.48	15.20%		$1,205	1.40%	1.27%	1.79%	213.88%
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93	(0.12)	(1.11)	–	(1.23)	–	$12.55	17.25%		$1,046	1.40%	1.20%	2.14%	129.61%
Institutional Class Shares
Year Ended October 31, 2008	$16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	$8.21	(45.45%	)	$16,305	1.27%	2.04%	1.37%	121.39%
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	$16.71	12.03%		$26,653	1.20%	1.56%	1.21%	167.95%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	$15.77	24.19%		$19,768	1.24%	1.31%	1.25%	195.16%
Year Ended October 31, 2005	$12.55	0.12	1.76	1.88	(0.15)	(0.80)	–	(0.95)	–	$13.48	15.20%		$6,219	1.40%	1.22%	1.62%	213.88%
Period Ended October 31, 2004(g)	$12.22	0.02	0.34	0.36	(0.03)	–	–	(0.03)	–	$12.55	2.96%		$674	1.40%	0.53%	2.30%	129.61%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

74

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Utilities Fund

		Investment Activities			Distributions							Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008(f)	$16.05	0.27	(5.81)	(5.54)	(0.31)	(1.42)	(1.73)	–	$8.78	(38.38%	)	$4,091	1.38%	2.08%	1.50%	24.80%
Year Ended October 31, 2007(f)	$12.99	0.28	3.48	3.76	(0.25)	(0.47)	(0.72)	0.02	$16.05	30.14%		$14,436	1.40%	2.01%	1.40%	79.34%
Year Ended October 31, 2006	$12.30	0.24	2.59	2.83	(0.20)	(1.94)	(2.14)	–	$12.99	27.56%		$5,185	1.45%	2.32%	1.80%	83.30%
Year Ended October 31, 2005	$10.87	0.19	1.69	1.88	(0.22)	(0.25)	(0.47)	0.02	$12.30	17.73%		$2,377	1.47%	1.70%	2.02%	295.27%
Year Ended October 31, 2004	$8.28	0.09	2.54	2.63	(0.04)	–	(0.04)	–	$10.87	31.81%		$1,190	1.45%	1.14%	2.70%	391.22%
Class B Shares
Year Ended October 31, 2008(f)	$15.80	0.18	(5.71)	(5.53)	(0.24)	(1.42)	(1.66)	–	$8.61	(38.87%	)	$1,111	2.10%	1.48%	2.29%	24.80%
Year Ended October 31, 2007(f)	$12.79	0.19	3.42	3.61	(0.15)	(0.47)	(0.62)	0.02	$15.80	29.29%		$1,757	2.12%	1.35%	2.12%	79.34%
Year Ended October 31, 2006	$12.15	0.16	2.54	2.70	(0.12)	(1.94)	(2.06)	–	$12.79	26.57%		$1,875	2.18%	1.62%	2.54%	83.30%
Year Ended October 31, 2005	$10.75	0.09	1.68	1.77	(0.14)	(0.25)	(0.39)	0.02	$12.15	16.93%		$1,202	2.20%	0.96%	2.76%	295.27%
Year Ended October 31, 2004	$8.22	0.04	2.50	2.54	(0.01)	–	(0.01)	–	$10.75	30.86%		$885	2.20%	0.41%	3.46%	391.22%
Class C Shares
Year Ended October 31, 2008(f)	$15.78	0.18	(5.71)	(5.53)	(0.23)	(1.42)	(1.65)	–	$8.60	(38.86%	)	$2,328	2.10%	1.43%	2.26%	24.80%
Year Ended October 31, 2007(f)	$12.79	0.18	3.42	3.60	(0.16)	(0.47)	(0.63)	0.02	$15.78	29.25%		$5,286	2.12%	1.28%	2.12%	79.34%
Year Ended October 31, 2006	$12.15	0.13	2.58	2.71	(0.13)	(1.94)	(2.07)	–	$12.79	26.60%		$5,512	2.17%	1.30%	2.49%	83.30%
Year Ended October 31, 2005(f)	$10.74	0.15	1.62	1.77	(0.13)	(0.25)	(0.38)	0.02	$12.15	16.88%		$2,435	2.20%	1.25%	2.81%	295.27%
Year Ended October 31, 2004	$8.22	0.03	2.51	2.54	(0.02)	–	(0.02)	–	$10.74	30.90%		$3,556	2.20%	0.43%	3.33%	391.22%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

75

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Utilities Fund (concluded)

		Investment Activities			Distributions							Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distribu- tions	Redemp- tion fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008(f)	$15.83	0.24	(5.71)	(5.47)	(0.29)	(1.42)	(1.71)	–	$8.65	(39.42%	)	$36	1.58%	1.82%	1.68%	24.80%
Year Ended October 31, 2007(f)	$12.83	0.22	3.44	3.66	(0.21)	(0.47)	(0.68)	0.02	$15.83	29.66%		$368	1.68%	1.54%	1.68%	79.34%
Year Ended October 31, 2006	$12.20	0.24	2.51	2.75	(0.18)	(1.94)	(2.12)	–	$12.83	27.11%		$2	1.78%	2.08%	2.18%	83.30%
Year Ended October 31, 2005	$10.78	0.20	1.66	1.86	(0.21)	(0.25)	(0.46)	0.02	$12.20	17.61%		$1	1.51%	1.64%	2.31%	295.27%
Period Ended October 31, 2004(g)	$9.14	0.08	1.58	1.66	(0.02)	–	(0.02)	–	$10.78	18.23%		$1	1.78%	0.99%	3.14%	391.22%
Institutional Service Class Shares
Year Ended October 31, 2008(f)	$16.14	0.31	(5.85)	(5.54)	(0.35)	(1.42)	(1.77)	–	$8.83	(39.26%	)	$1,020	1.10%	2.43%	1.28%	24.80%
Year Ended October 31, 2007(f)	$13.05	0.32	3.50	3.82	(0.28)	(0.47)	(0.75)	0.02	$16.14	30.47%		$1,650	1.12%	2.26%	1.13%	79.34%
Year Ended October 31, 2006	$12.35	0.30	2.57	2.87	(0.23)	(1.94)	(2.17)	–	$13.05	27.88%		$1,264	1.20%	2.68%	1.55%	83.30%
Year Ended October 31, 2005	$10.91	0.23	1.69	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35	18.05%		$987	1.20%	1.97%	1.78%	295.27%
Year Ended October 31, 2004	$8.30	0.13	2.53	2.66	(0.05)	–	(0.05)	–	$10.91	32.13%		$837	1.20%	1.41%	2.46%	391.22%
Institutional Class Shares
Year Ended October 31, 2008(f)	$16.15	0.32	(5.87)	(5.55)	(0.35)	(1.42)	(1.77)	–	$8.83	(39.30%	)	$5,748	1.10%	2.49%	1.29%	24.80%
Year Ended October 31, 2007(f)	$13.05	0.33	3.50	3.83	(0.28)	(0.47)	(0.75)	0.02	$16.15	30.55%		$8,839	1.13%	2.29%	1.13%	79.34%
Year Ended October 31, 2006	$12.35	0.27	2.60	2.87	(0.23)	(1.94)	(2.17)	–	$13.05	27.88%		$6,254	1.20%	2.81%	1.50%	83.30%
Year Ended October 31, 2005	$10.91	0.17	1.75	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35	18.05%		$1,896	1.20%	1.85%	1.67%	295.27%
Period Ended October 31, 2004(h)	$9.75	0.03	1.15	1.18	(0.02)	–	(0.02)	–	$10.91	12.15%		$250	1.20%	1.02%	2.19%	391.22%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(h)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amountslisted as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

76

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions								Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	–	$9.36	(48.64%	)	$179,247	1.48%	0.86%		1.55%	138.64%
Year Ended October 31, 2007	$13.35	0.03	6.02	6.05	(0.03)	(0.50)	–	(0.53)	–	$18.87	46.74%		$163,800	1.57%	0.21%		1.57%	135.54%
Year Ended October 31, 2006	$9.69	0.02	3.68	3.70	(0.04)	–	–	(0.04)	–	$13.35	38.22%		$26,565	1.69%	(0.04%	)	1.70%	175.91%
Year Ended October 31, 2005	$7.79	0.08	1.90	1.98	(0.08)	–	–	(0.08)	–	$9.69	25.49%		$7,980	1.65%	0.74%		1.90%	247.22%
Year Ended October 31, 2004	$6.98	0.01	0.79	0.80	–	–	–	–	0.01	$7.79	11.60%		$3,096	1.65%	0.06%		2.10%	262.09%
Class B Shares
Year Ended October 31, 2008	$18.01	0.02	(8.61)	(8.59)	(0.03)	(0.49)	(0.02)	(0.54)	–	$8.88	(49.04%	)	$6,671	2.17%	0.13%		2.26%	138.64%
Year Ended October 31, 2007	$12.83	(0.08)	5.76	5.68	–	(0.50)	–	(0.50)	–	$18.01	45.69%		$8,792	2.23%	(0.47%	)	2.23%	135.54%
Year Ended October 31, 2006	$9.35	(0.08)	3.57	3.49	(0.01)	–	–	(0.01)	–	$12.83	37.37%		$6,031	2.41%	(0.80%	)	2.42%	175.91%
Year Ended October 31, 2005	$7.56	0.01	1.83	1.84	(0.05)	–	–	(0.05)	–	$9.35	24.49%		$3,444	2.40%	0.12%		2.81%	247.22%
Year Ended October 31, 2004	$6.82	(0.05)	0.78	0.73	–	–	–	–	0.01	$7.56	10.85%		$2,695	2.40%	(0.70%	)	2.84%	262.09%
Class C Shares
Year Ended October 31, 2008	$18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	–	$8.93	(49.02%	)	$44,374	2.19%	0.11%		2.25%	138.64%
Year Ended October 31, 2007	$12.90	(0.05)	5.75	5.70	–	(0.50)	–	(0.50)	–	$18.10	45.59%		$61,851	2.26%	(0.46%	)	2.26%	135.54%
Year Ended October 31, 2006	$9.40	(0.02)	3.54	3.52	(0.02)	–	–	(0.02)	–	$12.90	37.49%		$9,566	2.40%	(0.62%	)	2.40%	175.91%
Year Ended October 31, 2005	$7.60	0.03	1.82	1.85	(0.05)	–	–	(0.05)	–	$9.40	24.45%		$272	2.40%	0.10%		2.69%	247.22%
Year Ended October 31, 2004	$6.86	(0.01)	0.74	0.73	–	–	–	–	0.01	$7.60	10.79%		$112	2.40%	(0.23%	)	2.87%	262.09%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

77

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

		Investment Activities			Distributions								Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	–	$9.02	(48.79%	)	$720	1.71%	0.58%		1.78%	138.64%
Year Ended October 31, 2007	$12.95	–	5.82	5.82	(0.03)	(0.50)	–	(0.53)	–	$18.24	46.37%		$725	1.80%	(0.17%	)	1.80%	135.54%
Year Ended October 31, 2006	$9.41	(0.04)	3.61	3.57	(0.03)	–	–	(0.03)	–	$12.95	38.01%		$2	1.94%	(0.38%	)	1.96%	175.91%
Year Ended October 31, 2005	$7.58	0.07	1.86	1.93	(0.10)	–	–	(0.10)	–	$9.41	25.37%		$1	1.68%	0.81%		2.31%	247.22%
Period Ended October 31, 2004(f)	$7.25	0.02	0.30	0.32	–	–	–	–	0.01	$7.58	4.55%		$1	2.00%	0.31%		2.65%	262.09%
Institutional Service Class Shares
Year Ended October 31, 2008	$19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.54	(48.54%	)	$11,548	1.18%	1.09%		1.34%	138.64%
Year Ended October 31, 2007	$13.55	0.07	6.12	6.19	(0.05)	(0.50)	–	(0.55)	–	$19.19	47.13%		$7,256	1.24%	0.47%		1.24%	135.54%
Year Ended October 31, 2006	$9.81	0.02	3.77	3.79	(0.05)	–	–	(0.05)	–	$13.55	38.76%		$4,589	1.41%	0.17%		1.42%	175.91%
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)	–	–	(0.10)	–	$9.81	25.72%		$3,306	1.40%	1.12%		1.82%	247.22%
Year Ended October 31, 2004	$7.05	0.02	0.81	0.83	–	–	–	–	0.01	$7.89	11.91%		$2,629	1.40%	0.30%		1.84%	262.09%
Institutional Class Shares
Year Ended October 31, 2008	$19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	–	$9.53	(48.48%	)	$7,809	1.17%	1.09%		1.28%	138.64%
Year Ended October 31, 2007	$13.55	0.08	6.11	6.19	(0.05)	(0.50)	–	(0.55)	–	$19.19	47.13%		$9,125	1.24%	0.54%		1.24%	135.54%
Year Ended October 31, 2006	$9.81	0.03	3.76	3.79	(0.05)	–	–	0.05	–	$13.55	38.76%		$3,742	1.41%	0.22%		1.42%	175.91%
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)	–	–	(0.10)	–	$9.81	25.72%		$1,372	1.40%	1.11%		1.61%	247.22%
Period Ended October 31, 2004(g)	$7.51	–	0.37	0.37	–	–	–	–	0.01	$7.89	5.06%		$189	1.40%	0.03%		1.94%	262.09%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period December 30, 2003 (commencement of operations) to October 31, 2004.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

78

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Worldwide Fund

		Investment Activities			Distributions							Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	$8.54	(44.28%	)	$28,598	1.52%	0.36%		1.71%	241.73%
Year Ended October 31, 2007	$11.62	–	3.77	3.77	(0.03)	–	(0.03)	0.01	$15.37	32.61%		$61,525	1.58%	0.02%		1.58%	257.25%
Year Ended October 31, 2006	$9.25	0.04	2.38	2.42	(0.05)	–	(0.05)	–	$11.62	26.22%		$41,219	1.62%	0.42%		1.68%	298.51%
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76	(0.03)	–	(0.03)	–	$9.25	23.44%		$32,404	1.69%	(0.26%	)	1.94%	352.57%
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51	–	–	–	–	$7.52	7.28%		$30,707	1.70%	0.53%		1.85%	495.62%
Class B Shares
Year Ended October 31, 2008	$14.72	(0.05)	(6.52)	(6.57)	–	–	–	–	$8.15	(44.63%	)	$1,009	2.26%	(0.39%	)	2.45%	241.73%
Year Ended October 31, 2007	$11.18	(0.07)	3.60	3.53	–	–	–	0.01	$14.72	31.66%		$2,209	2.32%	(0.79%	)	2.32%	257.25%
Year Ended October 31, 2006	$8.94	(0.02)	2.27	2.25	(0.01)	–	(0.01)	–	$11.18	25.22%		$806	2.33%	(0.24%	)	2.40%	298.51%
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66	(0.02)	–	(0.02)	–	$8.94	22.70%		$343	2.41%	(0.94%	)	2.64%	352.57%
Year Ended October 31, 2004	$6.85	–	0.45	0.45	–	–	–	–	$7.30	6.57%		$122	2.40%	(0.13%	)	2.57%	495.62%
Class C Shares
Year Ended October 31, 2008	$14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	$8.17	(44.72%	)	$5,218	2.25%	(0.40%)		2.38%	241.73%
Year Ended October 31, 2007	$11.22	(0.07)	3.62	3.55	–	–	–	0.01	$14.78	31.73%		$21,935	2.32%	(0.80%)		2.32%	257.25%
Year Ended October 31, 2006	$8.97	(0.01)	2.28	2.27	(0.02)	–	(0.02)	–	$11.22	25.19%		$3,795	2.32%	(0.26%)		2.40%	298.51%
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66	(0.02)	–	(0.02)	–	$8.97	22.81%		$676	2.41%	(0.90%)		2.65%	352.57%
Year Ended October 31, 2004	$6.89	–	0.44	0.44	–	–	–	–	$7.33	6.39%		$25	2.40%	(0.08%)		2.57%	495.62%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

79

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select Worldwide Fund (concluded)

		Investment Activities			Distributions							Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest- ment Activities	Net Invest ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	$8.27	(44.42%	)	$762	1.77%	0.15%		2.00%	241.73%
Year Ended October 31, 2007	$11.30	–	3.62	3.62	(0.02)	–	(0.02)	0.01	$14.91	32.16%		$1,048	1.84%	(0.70%	)	1.85%	257.25%
Year Ended October 31, 2006	$9.02	0.01	2.31	2.32	(0.04)	–	(0.04)	–	$11.30	25.78%		$2	1.92%	0.11%		1.98%	298.51%
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72	(0.03)	–	(0.03)	–	$9.02	23.33%		$1	1.75%	(0.33%	)	1.75%	352.57%
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47	–	–	–	–	$7.33	7.00%		$1	1.96%	0.28%		2.12%	495.62%
Institutional Service Class Shares
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%	)	$15	1.35%	0.55%		1.54%	241.73%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%		$39	1.42%	0.17%		1.42%	257.25%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	–	(0.05)	–	$11.74	26.17%		$20	1.65%	0.15%		1.70%	298.51%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	–	(0.03)	–	$9.35	23.48%		$3,883	1.64%	(0.15%	)	1.89%	352.57%
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52	–	–	–	–	$7.60	7.34%		$1,373	1.65%	0.61%		1.80%	495.62%
Institutional Class Shares
Year Ended October 31, 2008	$15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	$8.67	(44.16%	)	$1	1.26%	0.62%		1.42%	241.73%
Year Ended October 31, 2007	$11.78	0.03	3.84	3.87	(0.05)	–	(0.05)	0.01	$15.61	33.01%		$2	1.32%	0.26%		1.32%	257.25%
Year Ended October 31, 2006	$9.37	0.07	2.40	2.47	(0.06)	–	(0.06)	–	$11.78	26.49%		$2	1.32%	0.72%		1.42%	298.51%
Year Ended October 31, 2005	$7.60	0.01	1.80	1.81	(0.04)	–	(0.04)	–	$9.37	23.81%		$1	1.40%	0.04%		1.73%	352.57%
Period Ended October 31, 2004(g)	$7.23	0.02	0.35	0.37	–	–	–	–	$7.60	5.12%		$1	1.40%	0.72%		1.70%	495.62%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

80

Notes to Financial Statements

October 31, 2008

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2008, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen China Opportunities Fund (“China Opportunities”)
–	Aberdeen Developing Markets Fund (“Developing Markets”)
–	Aberdeen Global Financial Services Fund (“Global Financial Services”)
–	Aberdeen Global Utilities Fund (“Global Utilities”)
–	Aberdeen International Equity Fund (“International Equity”)
–	Aberdeen Select Worldwide Fund (“Select Worldwide”)

2. Reorganization

Each Fund was initially created in connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”) to acquire the assets and liabilities of a corresponding fund of Nationwide Mutual Funds (a “Predecessor Fund”) effective June 23, 2008 as shown in the chart below. For financial statement purposes, each Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of each Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
China Opportunities Fund	Nationwide China Opportunities Fund
Developing Markets Fund	Nationwide Emerging Markets Fund
Global Financial Services Fund	Nationwide Global Financial Services Fund
Global Utilities Fund	Nationwide Global Utilities Fund
International Equity Fund	Nationwide International Growth Fund
Select Worldwide Fund	Nationwide Worldwide Leaders Fund

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and

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Notes to Financial Statements (continued)

October 31, 2008

liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Fair value determinations are made for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. In addition, foreign securities trading generally or in a particular country or countries may not take place on days that the Funds conduct business (“Business Days”). Furthermore, trading may take place in various foreign markets on days which are not Business Days and days on which a Fund’s net assets value is not calculated. “Fair Value” prices will be used with respect to foreign securities for which an independent pricing agent is able to provide automated daily fair values. Those securities for which an independent pricing agent is not able to provide automated daily fair values shall continue to be valued at the last sale price at the close of the exchange on which the security is principally traded except that market maker prices may be used if deemed appropriate. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments are not readily available, are unreliable or may be affected by a significant event and, therefore, do not represent fair value. Fair valuation of portfolio securities may occur on a daily basis. When the fair value prices are utilized, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or certain non-bank dealers. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a collective cash account with the Fund’s custodian. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

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Notes to Financial Statements (continued)

October 31, 2008

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Equity-Linked Notes

Certain Funds may invest in equity-linked notes. An equity-linked note is a note whose performance is tied to a single stock or basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. These securities are priced at parity, which is the value of the underlying security and adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

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Notes to Financial Statements (continued)

October 31, 2008

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(i)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

For the year ended October 31, 2008, the Funds have adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The Funds’ taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service.

As of October 31, 2008, management has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). Prior to June 23, 2008, all expenses not directly attributable to a Fund were allocated among all Funds within the Trust relative to the average daily net assets of each Fund. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(k)	Securities Lending and Earnings Credits

Prior to June 23, 2008, the Funds participated in securities lending arrangements to generate lending income. Effective June 23, 2008, the Funds do not maintain such arrangements. The Funds’ custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

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Notes to Financial Statements (continued)

October 31, 2008

4. Agreements and Transactions with Affiliates

(a)	Investment Advisor

Under the Investment Advisory Agreement with the Trust, effective June 23, 2008, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) will manage the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadviser to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. Gartmore Global Partners (“GGP”) serves as subadviser to each of the Funds, except Global Financial Services. GGP manages the portion of the respective Fund’s investments and has the responsibility for making all investment decisions for the portion of the Fund’s assets they manage. Aberdeen Asset Management Investment Services Limited (“AAMISL”) and Aberdeen Asset Management Asia Limited (“AAMAL”) also serve as subadvisers to each Fund except the Global Financial Services. As of October 31, 2008, AAMISL and AAMAL did not have management responsibilities over a specific portion of the Funds’ assets, but AAMISL and AAMAL assisted Aberdeen with Fund oversight. On October 29, 2008, the Trust’s Board of Trustees terminated the sub-advisory agreement with GGP and reallocated assets to AAMISL and AAMAL effective January 1, 2009.

For services provided under the terms of the Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets. From these fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadviser. Effective June 23, 2008, the Funds paid management fees to Aberdeen according to the following schedule:

Fund	Fee Schedule
China Opportunities	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Developing Markets	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%
Global Financial Services	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Utilities	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
International Equity	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Select Worldwide	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

From such fees, pursuant to the subadvisory agreements, GGP received $3,246,471 for the year ended October 31, 2008.

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Notes to Financial Statements (continued)

October 31, 2008

Prior to June 23, 2008, the Funds were managed by, and paid management fees to, Nationwide Fund Advisors. In addition, prior to the reorganization, the Predecessor Funds to the Funds were subject to performance fees. For the period November 1, 2007 to June 22, 2008, the Funds paid total management fees, adjusted for performance fees, as follows:

Fund	Amount
China Opportunities	$763,590
Developing Markets	899,046
Global Financial Services	389,352
Global Utilities	130,635
International Equity	2,028,825
Select Worldwide	437,073

Effective June 23, 2008, Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below until at least February 28, 2009:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities	1.87%	2.62%	2.62%	2.12%	1.62%	1.62%
Developing Markets	1.67%	2.42%	2.42%	1.92%	1.42%	1.42%
Global Financial Services	1.44%	2.19%	2.19%	1.69%	1.19%	1.19%
Global Utilities	1.38%	2.13%	2.13%	1.63%	1.13%	1.13%
International Equity	1.49%	2.24%	2.24%	1.74%	1.24%	1.24%
Select Worldwide	1.57%	2.32%	2.32%	1.82%	1.32%	1.32%

Expenses reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008, are as follows:

Fund	Expenses Reimbursed
China Opportunities	$89,043
Developing Markets	90,137
Global Financial Services	66,765
Global Utilities	42,800
International Equity	68,533
Select Worldwide	113,238

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Notes to Financial Statements (continued)

October 31, 2008

Prior to June 23, 2008, the Funds were subject to an expense limitation agreement with Nationwide Fund Advisors. For the period November 1, 2007 to June 22, 2008, expenses waived or reimbursed under the terms of this agreement were as follows:

Fund	Expenses Reimbursed
China Opportunities Fund	$104,955
International Equity Fund	177,902

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of the year ended October 31, 2008, the cumulative potential reimbursements for each Fund would be:

Fund	Amount Fiscal Year 2008
China Opportunities Fund	$89,043
Developing Markets Fund	90,137
Global Financial Services Fund	66,765
Global Utilities Fund	42,800
International Equity Fund	68,533
Select Worldwide Fund	113,238

(b)	Fund Administration

Effective June 23, 2008, under the terms of a Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Fund will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

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Notes to Financial Statements (continued)

October 31, 2008

For the period November 1, 2007 to June 22, 2008, the Funds paid administration fees to Nationwide Fund Management, LLC in the amount of:

Fund	Amount
China Opportunities	$55,128
Developing Markets	73,891
Global Financial Services	36,013
Global Utilities	17,942
International Equity	190,453
Select Worldwide	43,332

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Effective June 23, 2008, the Trust entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent, dividend disbursement agent, and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Funds, including compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services. Prior to June 23, 2008, the Funds participated in a similar agreement with Nationwide Fund Management, LLC and Citi. For the period November 1, 2007 to June 22, 2008, the Funds remitted payment to Nationwide Fund Management, LLC as follows:

Fund	Amount
China Opportunities	$12,425
Developing Markets	16,492
Global Financial Services	11,886
Global Utilities	4,212
International Equity	32,214
Select Worldwide	16,430

(d)	Distributor

Effective June 23, 2008, the Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to a Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the Series of the Trust will pay the distributor an annual fee in an amount that will not exceed the following amounts:

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Notes to Financial Statements (continued)

October 31, 2008

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Developing Markets Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Financial Services Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Utilities Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
International Equity Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Select Worldwide Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Effective June 23, 2008, pursuant to an Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B, Class C (and certain Class A shares).

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B shares of the Series of the Trust (on the maximum deferred sales charge of 5%), and 1.00% on Class C shares of the Series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the period June 23, 2008 to October 31, 2008, AFD retained commissions of $245,895 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares (and certain Class A shares) of the Trust.

For the period November 1, 2007 to June 22, 2008, the Nationwide Funds, on behalf of the Predecessor Funds, were party to a distribution agreement with, and paid distribution fees to Nationwide Funds Distributors, LLC as follows:

Fund	Amount
China Opportunities Fund	$257,152
Developing Markets Fund	302,361
Global Financial Services Fund	88,805
Global Utilities Fund	70,229
International Equity Fund	905,653
Select Worldwide Fund	219,298

That entity, during the period November 1, 2007 to June 22, 2008, retained commissions of $556,110.

Effective June 23, 2008, under the terms of an Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the Series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class share of each of the Funds.

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Notes to Financial Statements (continued)

October 31, 2008

For the period June 23, 2008 to October 31, 2008, Aberdeen retained the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
China Opportunities Fund	$31
Developing Markets Fund	7,804
Global Financial Services Fund	63
Global Utilities Fund	1,180
International Equity Fund	7,203
Select Worldwide Fund	1,039

For the period November 1, 2007 to June 22, 2008, each series of the Trust was permitted to enter into similar servicing agreements under similar terms. Prior to June 23, 2008, Nationwide Financial Services received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
China Opportunities Fund	$1,687
Developing Markets Fund	48,229
Global Financial Services Fund	16,571
Global Utilities Fund	3,053
International Equity Fund	84,073
Select Worldwide Fund	5,583

5. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
China Opportunities Fund	$200,183	$24,296	$84,574	$1,979	$508	$124,653
Developing Markets Fund	40,415	233	9,890	410	–	2,562
Global Financial Services Fund	69,966	758	2,643	12	–	–
Global Utilities Fund	3,309	22	2,591	–	–	–
International Equity Fund	225,020	3,046	34,190	3	331	1,504
Select Worldwide Fund	8,036	377	7,540	7	–	–

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Notes to Financial Statements (continued)

October 31, 2008

For the year ended October 31, 2007, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
China Opportunities Fund	$54,936	$6,640	$16,562	$–	$–	$22,748
Developing Markets Fund	51,122	1,674	3,279	–	–	221
Global Financial Services Fund	16,483	118	2,435	–	–	–
Global Utilities Fund	28,459	1,964	1,796	–	–	–
International Equity Fund	34,939	374	7,755	–	–	175
Select Worldwide Fund	28,892	66	3,428	1	–	–

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008 were as follows:

Fund	Purchases	Sales
China Opportunities Fund	$99,773,902	$125,888,479
Developing Markets Fund	117,095,529	128,991,469
Global Financial Services Fund	104,149,093	74,891,904
Global Utilities Fund	6,630,072	12,796,739
International Equity Fund	678,955,117	459,858,459
Select Worldwide Fund	157,306,125	171,920,053

7. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

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Notes to Financial Statements (continued)

October 31, 2008

8. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosure.

10. Federal Tax Information

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
China Opportunities Fund	$62,487,825	$187,245	$(29,739,338)	$(29,552,093)
Developing Markets Fund	93,215,180	1,029,299	(41,502,679)	(40,473,380)
Global Financial Services Fund	71,548,716	1,565,474	(21,311,234)	(19,745,760)
Global Utilities Fund	20,433,277	152,674	(6,334,174)	(6,181,500)
International Equity Fund	352,820,673	2,247,616	(109,826,832)	(107,579,216)
Select Worldwide Fund	44,927,636	652,720	(9,804,320)	(9,151,600)

2008 Annual Report

92

Notes to Financial Statements (continued)

October 31, 2008

The tax character of distributions paid during the fiscal year ended October 31, 2008, were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
China Opportunities	$15,225,166	$7,946,108	$23,171,274	$4,373,405	$27,544,679
Developing Markets	6,791,844	11,380,613	18,172,457	3,997,475	22,169,932
Global Financial Services	3,596,950	2,066,185	5,663,135	102,536	5,765,671
Global Utilities	1,562,237	2,294,129	3,856,366	–	3,856,366
International Equity	7,473,533	2,242,084	9,715,617	403,768	10,119,385
Select Worldwide	105,836	–	105,836	41,027	146,863

The tax character of distributions paid during the fiscal year ended October 31, 2007, were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
China Opportunities	$527,133	$1,613,782	$2,140,915	$2,140,915
Developing Markets	4,854,574	5,302,202	10,156,776	10,156,776
Global Financial Services	2,114,112	634,869	2,748,981	2,748,981
Global Utilities	1,019,616	281,112	1,300,728	1,300,728
International Equity	1,871,454	722,247	2,593,701	2,593,701
Select Worldwide	126,398	–	126,398	126,398

Annual Report 2008

93

Notes to Financial Statements (concluded)

October 31, 2008

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
China Opportunities Fund	$–	$–	$–	$(8,330,272)	$(29,552,052)	$(37,882,324)
Developing Markets Fund	–	–	–	–	(40,476,708)	(40,476,708)
Global Financial Services Fund	–	–	–	(14,311,170)	(19,755,018)	(34,066,188)
Global Utilities Fund	40,727	540,606	581,333	414	(6,184,226)	(5,602,479)
International Equity Fund	–	–	–	(64,505,365)	(107,622,744)	(172,128,109)
Select Worldwide Fund	–	–	–	(32,506,166)	(9,152,257)	(41,658,423)

*	As of October 31, 2008, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
China Opportunities Fund	$8,330,272	2016
Global Financial Services Fund	14,311,170	2016
International Equity Fund	64,505,364	2016
Select Worldwide Fund***	11,635,094	2009
Select Worldwide Fund***	8,740,712	2010
Select Worldwide Fund	12,130,360	2016

**	The differences between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
***	Amount subject to IRC 382 Limitation.

Amounts designated as “–” are $0 or round to $0.

Select Worldwide Fund capital loss carryforwards of $557,702 expired during the period ended October 31, 2008.

11. Subsequent Events

(a)	The Board of the Trust approved the termination of Gartmore Global Partners (“GGP”) as subadviser for the Funds and the reallocation of the assets managed by GGP to the Funds’ other investment subadvisers, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited. Effective January 1, 2009: (i) Aberdeen Asset Management Investment Services Limited will assume the day to day responsibilities for managing the Aberdeen International Equity Fund, Aberdeen Select Worldwide Fund and Aberdeen Global Utilities Fund; (ii) Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited will share the day to day responsibilities for managing the Aberdeen Developing Markets Fund (as co-sub-advisers); and (iii) Aberdeen Asset Management Asia Limited will assume the day to day responsibilities for managing the Aberdeen China Opportunities Fund.

(b)	On December 8, 2008, the Board of Trustees of Aberdeen Funds approved a plan to liquidate, as of January 23, 2009 the following funds: Aberdeen Select Equity Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Select Small Cap Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Small Cap Growth Fund, and Aberdeen Small Cap Value Fund.

(c)	Two new series of Aberdeen Funds, Aberdeen Core Income Fund and Aberdeen Core Plus Income Fund, became effective with the Securities and Exchange Commission on November 17, 2008.

2008 Annual Report

94

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Aberdeen Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen China Opportunities Fund (formerly, Nationwide China Opportunities Fund), Aberdeen Developing Markets Fund (formerly, Nationwide Emerging Markets Fund), Aberdeen Global Financial Services Fund (formerly, Nationwide Global Financial Services Fund), Aberdeen Global Utilities Fund (formerly, Nationwide Global Utilities Fund), Aberdeen International Equity Fund (formerly, Nationwide International Growth Fund) and Aberdeen Select Worldwide Fund (formerly, Nationwide Worldwide Leaders Fund) (six series of Aberdeen Funds, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 30, 2008

Annual Report 2008

95

Other Federal Tax Information (Unaudited)

For the period ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividend Received Deduction
Developing Markets	0.38%
Global Financial Services	31.73%
Global Utilities	30.51%
International Equity	2.94%
Select Worldwide	100.00%

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
China Opportunities	1.25%
Developing Markets	19.89%
Global Financial Services	55.49%
Global Utilities	73.51%
International Equity	55.26%
Select Worldwide	100.00%

The Funds designate the following amounts as long term capital gains distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
China Opportunities	$ 7,946,108
Developing Markets	11,380,613
Global Financial Services	2,066,185
Global Utilities	2,294,129
International Equity	2,242,084

The Funds intend to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2008. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2008) was as follows:

Fund	Dividend	Foreign Tax
China Opportunities	$0.5500	$0.0031
Developing Markets	0.5210	0.0375
Global Utilities	0.4418	0.0398
International Equity	0.3030	0.0226

2008 Annual Report

96

Supplemental Information (Unaudited)

Trustee Considerations in Approving Investment Advisory and Sub-advisory Agreements for the Aberdeen Funds

Background

The Aberdeen China Opportunities Fund, Aberdeen Developing Markets Fund, Aberdeen Global Financial Services Fund, Aberdeen Global Utilities Fund, Aberdeen International Equity Fund, and Aberdeen Select Worldwide Fund, (each, an “Aberdeen Fund” and collectively, the “Aberdeen Funds”) are investment portfolios of Aberdeen Funds, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the investment portfolios of the Trust, including the Aberdeen Funds, at regularly scheduled meetings held during the year. In addition, the Trustees must determine annually whether to approve and renew the Trust’s investment advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) on behalf of each Aberdeen Fund, and the Trust’s investment sub-advisory agreements on behalf of each Aberdeen Fund with (i) Gartmore Global Partners (“GGP”), (ii) Aberdeen Asset Management Investment Services Limited (“AAMISL”), and (iii) Aberdeen Asset Management Asia Limited (“AAMAL”). The Aberdeen Funds were organized on December 12, 2007 and commenced operation on June 23, 2008.

On October 1, 2007, Nationwide Fund Advisors (“NFA”) sold its active equity portfolio management business to AAMI. On December 12, 2007, the Trust held its organizational meeting (the “Organizational Meeting”) and established the Aberdeen Funds. Each Aberdeen Fund was created as a shell portfolio without assets in order to facilitate the reorganization of a corresponding portfolio of the Nationwide Mutual Funds (“Nationwide Funds”) into an Aberdeen Fund. At the Organizational Meeting, the Board approved an agreement and plan of reorganization with Nationwide Funds, which provided that twenty-six of the Nationwide Funds that were then managed by NFA would reorganize into an Aberdeen Fund counterpart with substantially similar investment objectives and policies. The former NFA portfolio managers who had managed the Nationwide Funds while at NFA had been hired by AAMI and the reorganization was structured so that these portfolio managers would continue to serve as portfolio managers for the Aberdeen Fund counterpart after the reorganization. The Sub-Adviser, GGP, would also continue to sub-advise the corresponding Aberdeen Fund after the reorganization. The Trustees were informed by management that the continuity of day-to-day investment management was an important consideration of the Nationwide Funds’ Board in approving the reorganization. In addition, at the December 12, 2007 organizational meeting, AAMISL and AAMAL were proposed to be appointed as sub-advisers to the Aberdeen Funds to assist AAMI with oversight of GGP. The reorganization was consummated on June 23, 2008.

At the Organizational Meeting, the Board, including all of the Trustees who are not “interested,” as such term is defined in the Investment Company Act of 1940, as amended, (the “Independent Trustees”), reviewed and unanimously voted to approve (i) the Investment Management Agreement between AAMI (the “AAMI Agreement”) and the Trust on behalf of the Aberdeen Funds; (ii) a Sub-Advisory Agreement among the Trust on behalf of each Aberdeen Fund, AAMI and GGP (the “GGP Agreement”), (iii) a Sub-Advisory Agreement among the Trust on behalf of each Aberdeen Fund, AAMI and AAMISL (the “AAMISL Agreement”), and (iv) a Sub-Advisory Agreement among the Trust, on behalf of each Aberdeen Fund, AAMI and AAMAL. (GGP, AAMISL and AAMAL are collectively referred to herein as the “Sub-Advisers” and the GGP Agreement, AAMISL Agreement and AAMAL Agreement are collectively referred to herein as the “Sub-Advisory Agreements”). The Independent Trustees were separately represented by independent counsel in their consideration of the AAMI Agreement and the Sub-Advisory Agreements. At a meeting of the Board on March 12, 2008, the Trustees, including all of the Independent Trustees, after reviewing certain supplementary information provided by AAMI, GGP, AAMISL and AAMAL, ratified their December 2007 approval of the AAMI Agreement and the Sub-Advisory Agreements pertaining to the Aberdeen Funds.

In considering the AAMI Agreement and the Sub-Advisory Agreements, the Trustees reviewed a variety of materials they believed were relevant to the interests of shareholders, including but not limited to: (i) a copy of the investment advisory agreement with AAMI, which, among other things, described the services that would be provided to each Aberdeen Fund and the compensation to be paid for such services; (ii) a copy of the Sub-Advisory Agreements, which, among other things, described the services that would be provided to each Aberdeen Fund and the compensation for such services; (iii) data from Lipper providing performance information and rankings comparing each of the Nationwide Funds proposed to be reorganized into its Aberdeen Fund counterpart to similar funds; (iv) Morningstar performance ratings for each of the Nationwide Funds; (v) comparative performance, fee and expense information for a peer group of mutual funds similar to each Aberdeen Fund;

Annual Report 2008

97

Supplemental Information (Unaudited) (continued)

(vi) fee information comparing the applicable Nationwide Fund to the Aberdeen Fund; (vii) a copy of an expense limitation agreement that listed the expense caps proposed for the Aberdeen Fund; and (viii) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and sub-advisory arrangements under Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition, with respect to AAMI and each Sub-Adviser, the Trustees reviewed materials from AAMI and each Sub-Adviser that included (i) a description of the Adviser’s and Sub-Adviser’s respective business and organization; (ii) a description of personnel assignment and compensation policies and operations; (iii) a description of advisory services including a discussion of how investment decisions are made and executed; (iv) a copy of AAMI’s and each Sub-Adviser’s most recent Form ADV (a regulatory disclosure document) and financial statements; (v) a description of any current litigation, enforcement and administrative actions within the past five years; (vi) a description of other registered investment companies, other pooled investment vehicles and other accounts (number and total assets) managed by AAMI or a Sub-Adviser along with a description of material conflicts of interest that could arise; (vii) a comparison of investment performance which included all comparable accounts and other funds having similar investment objectives and policies to the Aberdeen Funds and an appropriate comparative index along with commentary on performance; (viii) a description of AAMI’s and each Sub-Adviser’s proposed or adopted proxy voting policies; (ix) a description of any revenue sharing arrangements; (x) a description of proposed rates of advisory/sub-advisory fees, any applicable waivers and a peer group comparison along with a discussion of the appropriateness of the fee and an estimated projection of profitability; (xi) an evaluation of any “fall out” benefits that may accrue to the Adviser and the Sub-Advisers; (xii) a description of AAMI’s and each Sub-Advisers’ best execution policies and procedures, soft dollar policies and transaction allocation procedures; (xiii) a copy of AAMI’s and each Sub-Adviser’s Code of Ethics; (xiv) a description of AAMI’s and each Sub-Advisers’ compliance program; (xv) a description of insurance coverage; (xvi) a description of business continuity and disaster recovery procedures; and (xvii) a description of privacy policies and procedures.

In determining to approve the agreements, the Trustees considered all factors they believed to be relevant. In doing so, the Independent Trustees: (i) reviewed the foregoing information with their independent legal counsel and with management; (ii) discussed with legal counsel the legal standards applicable to their consideration of the AAMI Agreement and Sub-Advisory Agreements; and (iii) met with their independent legal counsel in private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by AAMI under the AAMI Agreement, the Trustees noted the extensive responsibilities of AAMI as the Aberdeen Funds’ investment adviser, including: the provision of an investment program for each Aberdeen Fund; in light of each Aberdeen Fund’s investment objective; the determination of the allocation of assets to Sub-Advisers; the monitoring of the Sub-Advisers’ ongoing performance; the placement of brokerage and the negotiation of commission rates; the oversight of general portfolio compliance with relevant law; and the implementation and communication to Sub-Advisers of Board directives as they relate to each Aberdeen Fund. The Board also considered the description by AAMI’s representatives of its abilities, resources and management philosophy. The Trustees noted that AAMI was the sub-adviser to other U.S. registered open-end funds, but did not have experience previously as the adviser to such funds or in the joint role of adviser and administrator to such funds. The Trustees also noted that AAMI had a proven record of managing other investment products either as adviser or administrator both inside and outside the U.S. The Trustees discussed that the portfolio managers who had managed the Nationwide Funds for NFA had become employees of AAMI and would continue to manage the Aberdeen Fund corresponding to the Nationwide Fund they had previously managed after the reorganization of the Nationwide Funds was consummated, subject to AAMI’s investment process and oversight as a part of the AAMI organization. The Trustees considered other steps AAMI had taken to hire new personnel and expand its organization. Based on their consideration and review of the foregoing information, the Trustees also determined that each Aberdeen Fund was likely to benefit from the nature, quality, and extent of the services provided by AAMI, as well as AAMI’s ability to render such services based on AAMI’s experience, operations, and resources.

In considering the Sub-Advisory Agreements, the Trustees noted AAMI’s and the Sub-Advisers’ responsibilities under the Sub-Advisory Agreements, including: the provision of an investment program for each Aberdeen Fund; the placement of brokerage and the negotiation of commission rates; the oversight of general portfolio compliance with relevant law; and the voting of proxies. The Trustees also considered materials describing the Sub-Advisers’ respective capabilities, resources and investment personnel. Based on their consideration and review of the foregoing information, the Trustees determined that each Aberdeen Fund was likely to benefit from the nature, quality, and extent of these services, as well as each Sub-Adviser’s ability to render such services based on its experience, operations, and resources.

2008 Annual Report

98

Supplemental Information (Unaudited) (concluded)

Investment Performance. The Board reviewed the one-month, three-month, six-month, year-to-date, one year, two years, three years and five years performance, as applicable, along with Lipper rankings, Morningstar ratings and peer group data for each Nationwide Fund that management proposed to be reorganized into its Aberdeen Fund counterpart. For GGP, the Trustees also considered a comparison of investment performance which included all comparable accounts having similar investment objectives and policies to the Nationwide Funds and an appropriate comparative index along with commentary on performance. After considering this and other information, the Trustees determined that approving the management agreements with AAMI and GGP would benefit each Aberdeen Fund, as applicable, and each Aberdeen Fund’s shareholders.

Cost of Services Provided/Economies of Scale/Profitability. The Trustees reviewed comparative peer group data for each Aberdeen Fund’s investment advisory fee and total expense ratio, fee waivers and expense limitations. The Trustees also reviewed fee information comparing the applicable Nationwide Funds and the Aberdeen Funds. The Trustees believed that the comparisons provided were useful in evaluating the reasonableness of the advisory fees, sub-advisory fees and the total expenses to be paid by the Aberdeen Funds. All of the proposed advisory fees of the Aberdeen Funds were below the Morningstar peer group average apart from the Aberdeen China Opportunities Fund (111.61% of the peer group average). For this Fund, the fee rates were still within the 80th percentile range of the industry peers. The Trustees noted that initially AAMISL and AAMAL would not charge the Aberdeen Funds a sub-advisory fee. The Trustees also considered estimated projections of profitability of AAMI and GGP. In considering the reasonableness of the advisory fee charged by AAMI for managing the Aberdeen Funds, the Trustees noted that AAMI, and not the Aberdeen Funds, would be responsible for paying the fees charged by GGP, and, therefore, that the fees paid to AAMI cover the cost of providing portfolio management services as well as the cost of providing monitoring services with respect to GGP. The Trustees noted that since the sub-advisory fees would be paid by AAMI out of its advisory fee, the cost of services to be provided by GGP and the profitability to GGP of its relationship with the Aberdeen Funds were not material factors in the Trustees’ deliberations. The Trustees also considered AAMI’s commitment to maintain the net expense levels (and expense limit exclusions) of the Aberdeen Funds so that they mirrored the net expense levels (and expense limit exclusions) of the predecessor Nationwide Funds for two years after the closing of the reorganization through a contractual written fee waiver and expense reimbursement agreement with the Trust. The Board noted that the advisory fee schedule for each Aberdeen Fund and the sub-advisory fee under the Sub-Advisory Agreements with respect to each Aberdeen Fund included breakpoints that would reduce the investment advisory fee and allow the shareholders to participate in economies of scale for an Aberdeen Fund when it reached certain asset levels.

Other Benefits to the Investment Adviser and its Affiliates. The Trustees also considered the other relationships that AAMI, AAMISL and AAMAL will have with the Trust. The Trustees noted that AAMISL and AAMAL would be serving as sub-advisers to the Aberdeen Funds but would not initially receive a sub-advisory fee. The Trustees noted that AAMI will be serving as the Trust’s administrator and further noted that the fee paid to AAMI for administration services mirrored the fee AAMI will pay to the sub-administrator. In addition, subject to various regulatory approvals, AAMI’s affiliate, Aberdeen Fund Distributors, will serve as principal underwriter and receive compensation for its services. The Board concluded that the benefits that will accrue to AAMI and its affiliates by virtue of their relationships to the Trust were reasonable and fair in comparison with the costs of providing the relevant services.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that (i) AAMI, GGP, AAMISL and AAMAL demonstrated that they each possessed the capability and resources to perform the duties required of them under the AAMI Agreement and the Sub-Advisory Agreements, respectively; (ii) the terms of the AAMI Agreement, the Sub-Advisory Agreements and the fees provided under those agreements were fair and reasonable; (iii) the approval of the AAMI Agreement and the Sub-Advisory Agreements would be in the best interests of each Aberdeen Fund and its shareholders. The Independent Trustees requested certain supplemental information, to be provided prior to or at the next regularly scheduled board meeting. Subject to the receipt of that information, the Trustees, including a majority of the Independent Trustees, voted to approve the AAMI Agreement and the Sub-Advisory Agreements. At the next regularly scheduled meeting of the Trustees on March 12, 2008, the Independent Trustees again met without management present and were again represented by independent counsel. After receiving and considering supplemental information provided by AAMI, including performance information reflecting data for periods after the December 2007 Board Meeting, the Trustees, including a majority of the Independent Trustees, ratified their prior approval of the AAMI Agreement and the Sub-Advisory Agreements.

Annual Report 2008

99

Management of the Fund (Unaudited)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Interested Trustees
Martin J. Gilbert(1),*** Year of Birth: 1959	Trustee since 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited, Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Gary Bartlett(1),*** Year of Birth: 1959	Trustee since 2007	Chief Executive Officer (2006–present) and Director (2005–present), Head of US Fixed Income (2006–2007), Aberdeen Asset Management, Inc.; Global Head of Fixed Income (2007–present), Aberdeen Asset Management PLC. Portfolio Manager (1992–2005), Deutsche Asset Management. Vice President (March 2008– present), Aberdeen Asia- Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.	29

2008 Annual Report

100

Management of the Fund (Unaudited) (continued)

As of December, 2008

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Independent Trustees
P. Gerald Malone*** Year of Birth: 1950	Chairman of the Board Trustee since 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy*** Year of Birth: 1942	Trustee since 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	27
Peter D. Sacks*** Year of Birth: 1945	Trustee since 2007	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith*** Year of Birth: 1955	Trustee since 2007	Mr. Smith has been Managing Editor of BCA Publications Ltd. (financial publications) since 1982.	27

Annual Report 2008

101

Management of the Fund (Unaudited) (continued)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
John T. Sheehy*** Year of Birth: 1942	Trustee since 2007	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) since 1997.	30	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan*** Year of Birth: 1939	Trustee since 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	27

*	The Trust (which currently includes 27 portfolios as of December 2008), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
**	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, Attn: Lucia Sitar.
1	Messrs. Gilbert and Bartlett are deemed to be interested persons because of their affiliation with the Funds’ investment adviser.

2008 Annual Report

102

Management of the Fund (Unaudited) (continued)

As of December, 2008

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1967	Vice President	Since 2007	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1956	President	Since 2007	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003–2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003–2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004–2005) (registered investment companies); formerly, Managing Director, Putnam Investments 1991–2002).
Megan Kennedy** 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1974	Treasurer	Since July 2008	Currently, Treasurer & CFO Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002–2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1966	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Annual Report 2008

103

Management of the Fund (Unaudited) (concluded)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2007	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.
Brian O’Neill Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1968	Assistant Treasurer	Since September 2008	Currently, Assistant Treasurer North American Mutual Funds for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Secretary and Vice President	Secretary since 2007 and Vice President since December 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Bar Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1961	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1972	Vice President	Since 2007	Currently, Head of U.S. Equities for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Officers hold their positions with the Funds until a successor has been duly elected and qualifies.
**	Mr. Baltrus, Mr. Esposito, Ms. Kennedy, Mr. McDevitt, Ms. Nichols, Mr. Sullivan and Ms. Sitar hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds.

2008 Annual Report

104

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Gary Bartlett

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Vincent Esposito, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Secretary and Vice President

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street 37th Fl

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

PricewaterhouseCoopers LLP

300 Madison Ave.

New York, NY 10017

Fund Counsel

Stradley Ronon Stevens & Young LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Aberdeen Asset Management, Inc.

300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

AOE-0141-1208

ANNUAL REPORT

ABERDEEN FUNDS OPTIMAL ALLOCATIONS SERIES

OCTOBER 31, 2008

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Message to Shareholders

October 31, 2008

Dear Valued Shareholder:

Welcome to your first Aberdeen Funds Shareholder Report. This year has certainly been a very challenging time for all of us in both the equity and fixed income markets. In addition to the Annual Reports, you will also find an overview of the markets by Aberdeen’s Head of U.S. Equities, Shahreza Yusof.

We are very appreciative to have your investments here at Aberdeen Funds. We wish you all the best for a happy, healthy and prosperous new year.

Sincerely,

Vincent J. Esposito

President

Aberdeen Funds

Market Review	Page 2
Aberdeen Optimal Allocations Fund: Defensive	Page 3
Aberdeen Optimal Allocations Fund: Growth	Page 9
Aberdeen Optimal Allocations Fund: Moderate	Page 15
Aberdeen Optimal Allocations Fund: Moderate Growth	Page 21
Aberdeen Optimal Allocations Fund: Specialty	Page 27

Notes to Financial Statements	Page 56

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. Please call 866-667-9231 to request a prospectus that contains this and other information about the fund, or download a prospectus. Please read the prospectus carefully before investing. Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds are distributed by Aberdeen Fund Distributors LLC, 300 Barr Harbor Drive, Suite 300, West Conshohocken, PA 19428, member FINRA.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeeninvestments.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.aberdeeninvestments.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Market Review

Shahreza Yusof, Head of Equities – U.S.

The global financial markets have certainly been battered this year. The troubled economic environment had its roots in the significant rise in subprime mortgage defaults in 2007, which subsequently had a negative impact on bond markets. This eventually led to the broader credit crunch, a sharp decline in spending by consumers hit by falling house prices and, more currently, an increase in job layoffs. The major global stock market indices recorded significant losses for the annual period ended October 31, 2008. Shares of foreign companies fell further than their U.S. counterparts, partly on the strength of the U.S. dollar. The MSCI World-ex. U.S. Index returned –46.55%, while the domestic broad-market S&P 500 Index returned -36.10% for the reporting period. In the U.S., there was little variation in the performances of value and growth stocks, as the Russell 1000 Value Index posted a return of –36.80% versus the –36.95% return of the Russell 1000 Growth Index.

The U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index), registered a small gain of 0.30% for the reporting period, as even investment-grade corporate bonds were adversely affected by the credit crunch. Investors turned to U.S. Treasury securities in a flight to quality. Consequently, interest rates declined and credit spreads widened (there was an increase in the differences in yields between Treasury securities and other bonds with comparable maturities). These conditions made it even more difficult for companies and consumers to obtain credit.

We are in the midst of a sharp downturn in the economic cycle. However, to some degree, cycles bring you back to your starting point. The impulse consumer shopping we saw in the 1990s that was fuelled by a credit binge and, until recently, rising home equity, has reversed. We are looking at a potential return to the more sober spending habits of the late 1970s. This is not a “speed bump in the road” economic slowdown. We have seen a structural shift in the economy as affordability and spending habits actually reshape. It is also apparent that interest rate cuts, the aspirin to every Greenspan-era economic headache, have lost their effectiveness. We believe that it will take at least several more quarters to reach the bottom of the current recession. Economic growth from 2003 to 2007 was clearly accentuated by easy money and terms in residential, commercial and industrial lending. Those days are over and the pain from the unraveling has not been fully felt.

The exact timing of an economic recovery is impossible to predict. What we can evaluate are companies, their businesses, and their products or services. There are plenty of companies out there that have strong balance sheets, meaning they have a good probability of surviving until the economy improves. Although the unemployment rate has risen quickly, more than 90% of American workers remain employed. People will continue to shop for groceries and make repairs to homes and cars. Despite the most difficult investment and economic environment for a couple of generations, it is also a great opportunity for long-term investing. The startling losses experienced by banks, for example, may be a positive sign that the market-cleaning mechanism is functioning. It is just a very painful process while it persists. Once the economic and financial environment stabilizes, the value unearthed by the market upheaval will be realized. We do believe that there are companies which have share prices that, in a normal business environment, could increase compared to their prices under current market conditions.

2008 Annual Report

2

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

The Aberdeen Optimal Allocations Fund: Defensive returned –13.32% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the 0.30% return of its benchmark, the Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index), and the –14.88% return of its defensive composite index, a blend of 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index). For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 451 funds) was –18.98% for the same period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

The largest detractors from Fund performance were the positions in the Aberdeen Global Financial Services Fund and the Aberdeen Natural Resources Fund. The performance of Aberdeen Global Financial Services Fund was hindered by the growing crisis in the global credit markets, although it outperformed its benchmark for the period. Shares of Aberdeen Natural Resources Fund declined as commodity prices fell sharply in the last three months of the annual period.

Holdings in international and domestic bonds enhanced performance, as investors sought high-quality fixed income securities amid the ongoing credit crunch. Additionally, while the holding in Aberdeen Equity Long-Short Fund recorded a negative return for the period, it outperformed versus its Lipper Long/Short Equity Funds peer group.

Each year the Optimal Allocations Funds are evaluated and potentially reallocated in an effort to ensure that each model remains properly balanced from an overall risk perspective. The rebalancing in March 2008 featured the addition of an international REIT asset category to the portfolio. Furthermore, we reduced previous allocations to index vehicles in favor of reallocating assets across the portfolio’s actively managed products, as we believe that the return of a volatile market environment places a premium on stock selection. We liquidated the position in Aberdeen Market Neutral Fund, which was closed in October, and reallocated the proceeds among several holdings, maintaining the Fund’s risk profile and exposures. This resulted in increased positions in Aberdeen Select Equity Fund, Aberdeen Natural Resources Fund, Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund, iShares Barclays Aggregate Bond Fund and iShares Barclays 1-3 Year Treasury Bond Fund.

At the end of the reporting period, the Fund’s largest positions included iShares Lehman Aggregate Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund and iShares Lehman TIPS Bond Fund. The portfolio remains positioned within its targeted parameters.

Although the performances of global equity markets have fluctuated considerably over the years, each bear market since 1980 has been followed by a bull market of longer duration. We believe that there is scope for further fiscal stimulus in the U.S. and in some other countries, and when all things are considered, investors may be more surprised if growth is actually stronger than expected.

Portfolio Management:

Richard Fonash, CFA®, and Allison Mortensen, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others. It invests a significant proportion of its assets in specialty asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

3

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A7	w/o SC2	-13.32%	-3.61%	1.33%	1.23%
	w/SC3	-18.29%	-6.60%
Class B7	w/o SC2	-13.95%	-4.32%	2.07%	1.97%
	w/SC4	-18.06%	-6.25%
Class C7	w/o SC2	-13.98%	-4.31%	2.07%	1.97%
	w/SC5	-14.80%	-4.31%
Class R6,7		-13.41%	-3.77%	1.77%	1.67%
Institutional Service Class[6,7]		-13.08%	-3.31%	1.07%	0.97%
Institutional Class[6,7]		-13.20%	-3.43%	1.07%	0.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	As of June 23, 2008. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on December 15, 2006.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Optimal Allocations Fund: Defensive, from December 15, 2006 to June 23, 2008. The Aberdeen Optimal Allocations Fund: Defensive and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

4

Aberdeen Optimal Allocations Fund: Defensive (Unaudited) (concluded)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Defensive, Barclays Capital U.S. Aggregate Bond Index(a), S&P 500 Index(b), the Defensive Composite Index(c) and the Consumer Product Index (CPI)(d) since inception.

(a)	The Fund is compared to the actual returns of the Barclays Capital U.S. Aggregate Index, a broad-based index. The Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index) is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The components of the Defensive Composite Index and its weightings are 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index).
(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Annual Report 2008

5

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 Investment

October 31, 2008

Aberdeen Optimal Allocations Fund: Defensive			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*†	Annualized Expense Ratio*†
Class A	Actual		$1,000.00	$852.80	$2.56	0.55%
	Hypothetical	[1]	$1,000.00	$1,022.37	$2.80	0.55%
Class B	Actual		$1,000.00	$850.30	$5.95	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.52	1.28%
Class C	Actual		$1,000.00	$849.40	$5.95	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.52	1.28%
Class R	Actual		$1,000.00	$853.20	$3.49	0.75%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.82	0.75%
Institutional Service Class	Actual		$1,000.00	$854.30	$1.17	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.88	$1.27	0.25%
Institutional Class	Actual		$1,000.00	$854.70	$1.86	0.40%
	Hypothetical	[1]	$1,000.00	$1,023.13	$2.04	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
†

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

6

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Optimal Allocations Fund: Defensive

Asset Allocation
Exchange Traded Funds	53.7%
Mutual Funds	45.2%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries
Fixed Income Fund	60.1%
Equity Fund	36.7%
Real Estate Investment Trust (REIT)	2.1%
Other	1.1%
100.0%

Top Holdings*
iShares Barclays Aggregate Bond Fund	18.5%
iShares Barclays 1-3 Year Treasury Bond Fund	15.6%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	14.4%
Oppenheimer International Bond Fund, Class Y	11.7%
Aberdeen Equity Long-Short Fund, Institutional Class	5.9%
Aberdeen Global Financial Services Fund, Institutional Class	5.2%
Aberdeen Health Sciences Fund, Institutional Class	5.1%
Aberdeen Natural Resources Fund, Institutional Class	4.2%
iShares Cohen & Steers Realty Majors Index Fund	3.2%
Aberdeen Technology and Communications Fund, Institutional Class	3.0%
Other	13.2%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

7

Statement of Investments

October 31, 2008

Aberdeen Optimal Allocations Fund: Defensive

	Shares or Principal Amount	Value
MUTUAL FUNDS (45.2%)
Equity Fund (33.5%)
Aberdeen Developing Markets Fund, Institutional Class (a)	24,033	$231,914
Aberdeen Equity Long-Short Fund, Institutional Class (a)	59,869	630,420
Aberdeen Global Financial Services Fund, Institutional Class (a)	68,250	560,334
Aberdeen Global Utilities Fund, Institutional Class (a)	36,056	318,377
Aberdeen Health Sciences Fund, Institutional Class (a)	64,071	542,044
Aberdeen Natural Resources Fund, Institutional Class (a)	35,350	453,543
Aberdeen Select Equity Fund, Institutional Class (a)	26,608	216,320
Aberdeen Technology and Communications Fund, Institutional Class (a)	138,798	323,398
Credit Suisse Commodity Return Strategy Fund	35,532	305,931
		3,582,281
Fixed Income Fund (11.7%)
Oppenheimer International Bond Fund, Class Y	227,117	1,258,231
Total Mutual Funds		4,840,512
EXCHANGE TRADED FUNDS (53.7%)
Equity Fund (3.2%)
iShares Cohen & Steers Realty Majors Index Fund	6,630	342,174
Fixed Income Fund (48.4%)
iShares Barclays 1-3 Year Treasury Bond Fund	19,800	1,664,388
iShares Barclays Aggregate Bond Fund	20,540	1,975,537
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	16,744	1,542,123
		5,182,048
Real Estate Investment Trust (REIT) (2.1%)
SPDR Dow Jones Wilshire International Real Estate Fund	7,717	219,934
Total Exchange Traded Funds		5,744,156

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (0.4%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $47,846, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $48,803	$47,846	$47,846
Total Repurchase Agreements		47,846
Total Investments (Cost $12,155,792) (b)—99.3%		10,632,514

Other assets in excess of liabilities—0.7%		70,632
Net Assets—100.0%		$10,703,146

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Annual Report

8

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

The Aberdeen Optimal Allocations Fund: Growth returned –37.43% (Class A shares at NAV) for the annual period ended October 31, 2008, versus the –36.10% return of its benchmark, the S&P 500 Index, and the -36.29% return of its growth composite index, a blend of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index). For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 666 funds) was –38.35% for the same period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

The largest detractors from Fund performance were positions in international equities and financials. Foreign stocks declined as the U.S. dollar rallied versus most major global currencies in the last several months of the annual period. Additionally, the performance of Aberdeen Global Financial Services Fund was hindered by the growing crisis in the global credit markets, although it outperformed its benchmark for the period.

Holdings in Treasury Inflation Protected Securities (TIPS) enhanced performance, as investors sought high-quality fixed income securities amid the ongoing credit crunch. Additionally, while the holding in Aberdeen Equity Long-Short Fund recorded a negative return for the period, it outperformed versus its Lipper Long/Short Equity Funds peer group.

Each year the Optimal Allocations Funds are evaluated and potentially reallocated in an effort to ensure that each model remains properly balanced from an overall risk perspective. The rebalancing in March 2008 featured the addition of an international real estate investment trust (REIT) asset category to the portfolio. Additionally, the micro-cap equities segment was eliminated from the Fund, and the Small Cap Growth Fund was introduced into the portfolio. Previous allocations to index vehicles were reduced in favor of reallocating assets across the portfolio’s actively managed products, as we believe that the return of a volatile market environment places a premium on stock selection. We liquidated the position in Aberdeen Market Neutral Fund, which was closed in October, and reallocated the proceeds among several holdings, maintaining the Fund’s risk profile and exposures. This resulted in increased positions in Aberdeen Select Equity Fund, Aberdeen Natural Resources Fund, and Aberdeen Health Sciences Fund.

Although the performances of global equity markets have fluctuated considerably over the years, each bear market since 1980 has been followed by a bull market of longer duration. We believe that there is scope for further fiscal stimulus in the U.S. and in some other countries and, when all things are considered, investors may be more surprised if growth is actually stronger than expected.

Portfolio Management:

Richard Fonash, CFA®, and Allison Mortensen, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others. It invests a significant proportion of its assets in specialty asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

9

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A7	w/o SC2	-37.43%	0.70%	2.10%	1.65%
	w/SC3	-41.03%	-0.66%
Class B7	w/o SC2	-37.86%	-0.08%	2.84%	2.39%
	w/SC4	-40.56%	-0.43%
Class C7	w/o SC2	-37.89%	-0.10%	2.84%	2.39%
	w/SC5	-38.43%	-0.10%
Class R6,7		-37.58%	0.34%	2.54%	2.09%
Institutional Service Class[6,7]		-37.35%	0.82%	1.84%	1.39%
Institutional Class[6,7]		-37.35%	0.88%	1.84%	1.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	As of June 23, 2008. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on June 29, 2004.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Optimal Allocations Fund: Growth, from June 29, 2004 to June 23, 2008. The Aberdeen Optimal Allocations Fund: Growth and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

10

Aberdeen Optimal Allocations Fund: Growth (Unaudited) (concluded)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Growth, S&P 500 Index (S&P 500)(a), the Growth Composite Index(b) and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Fund is compared to the actual returns of the S&P 500 Index, a broad-based index. The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The components of the Composite Index and its weightings are 70% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index(d) and 5% Barclays Capital U.S. Aggregate Index(e) (formerly known as the Lehman Brothers U.S. Aggregate Index).
(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.
(d)

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) IndexSM is an unmanaged, market capitalization-weighted index that comprises 20 of the 48 countries in the MSCI universe and represents the developed world outside of North America.

(e)	The Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index) is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Annual Report 2008

11

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 Investment

October 31, 2008

Aberdeen Optimal Allocations Fund: Growth		Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*†	Annualized Expense Ratio*†
Class A	Actual	$1,000.00	$683.40	$2.12	0.50%
	Hypothetical[1]	$1,000.00	$1,022.62	$2.55	0.50%
Class B	Actual	$1,000.00	$681.40	$5.28	1.25%
	Hypothetical[1]	$1,000.00	$1,018.85	$6.36	1.25%
Class C	Actual	$1,000.00	$680.70	$5.28	1.25%
	Hypothetical[1]	$1,000.00	$1,018.85	$6.36	1.25%
Class R	Actual	$1,000.00	$683.30	$2.96	0.70%
	Hypothetical[1]	$1,000.00	$1,021.62	$3.56	0.70%
Institutional Service Class	Actual	$1,000.00	$683.80	$1.23	0.29%
	Hypothetical[1]	$1,000.00	$1,023.68	$1.48	0.29%
Institutional Class	Actual	$1,000.00	$683.70	$0.93	0.22%
	Hypothetical[1]	$1,000.00	$1,024.03	$1.12	0.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
†

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

12

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Optimal Allocations Fund: Growth

Asset Allocation
Mutual Funds	82.5%
Exchange Traded Funds	16.7%
Repurchase Agreement	1.5%
Liabilities in excess of other assets	(0.7%	)
	100.0%

Top Industries
Equity Fund	92.6%
Fixed Income Fund	4.6%
Real Estate Investment Trust (REIT)	2.0%
Other	0.8%
100.0%

Top Holdings*
Aberdeen International Equity Fund, Institutional Class	9.8%
Aberdeen Global Financial Services Fund, Institutional Class	9.2%
Aberdeen Select Growth Fund, Institutional Class	8.9%
Aberdeen Health Sciences Fund, Institutional Class	8.9%
Aberdeen Select Equity Fund, Institutional Class	8.8%
Aberdeen Equity Long-Short Fund, Institutional Class	6.7%
Aberdeen Developing Markets Fund, Institutional Class	5.3%
Aberdeen Small Cap Fund, Institutional Class	5.2%
iShares Cohen & Steers Realty Majors Index Fund	5.2%
Aberdeen Natural Resources Fund, Institutional Class	5.2%
Other	26.8%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

13

Statement of Investments

October 31, 2008

Aberdeen Optimal Allocations Fund: Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (82.5%)
Equity Fund (82.5%)
Aberdeen Developing Markets Fund, Institutional Class (a)	58,390	$563,460
Aberdeen Equity Long-Short Fund, Institutional Class (a)	67,828	714,229
Aberdeen Global Financial Services Fund, Institutional Class (a)	119,349	979,851
Aberdeen Global Utilities Fund, Institutional Class (a)	46,692	412,290
Aberdeen Health Sciences Fund, Institutional Class (a)	112,020	947,688
Aberdeen International Equity Fund, Institutional Class (a)	110,275	1,050,922
Aberdeen Natural Resources Fund, Institutional Class (a)	42,936	550,867
Aberdeen Select Equity Fund, Institutional Class (a)	116,292	945,452
Aberdeen Select Growth Fund, Institutional Class (a)	142,158	948,193
Aberdeen Small Cap Fund, Institutional Class (a)	55,878	553,188
Aberdeen Small Cap Growth Fund, Institutional Class (a)	29,787	215,658
Aberdeen Technology and Communications Fund, Institutional Class (a)	224,695	523,540
Credit Suisse Commodity Return Strategy Fund	45,994	396,007
Total Mutual Funds		8,801,345
EXCHANGE TRADED FUNDS (16.7%)
Equity Fund (10.1%)
iShares Cohen & Steers Realty Majors Index Fund	10,684	551,401
iShares Russell Midcap Index Fund	3,262	210,791
iShares S&P 500 Index Fund	3,219	313,498
		1,075,690
Fixed Income Fund (4.6%)
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	5,364	494,024
Real Estate Investment Trust (REIT) (2.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	7,377	210,245
Total Exchange Traded Funds		1,779,959

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (1.5%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $160,881, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $164,099	$160,881	$160,881
Total Repurchase Agreements		160,881
Total Investments (Cost $15,603,117) (b)—100.7%		10,742,185

Liabilities in excess of other assets—(0.7)%		(72,092)
Net Assets—100.0%		$10,670,093

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Annual Report

14

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

The Aberdeen Optimal Allocations Fund: Moderate returned –24.18% (Class A shares at net asset value) for the 12-month period ended October 31, 2008, versus the –36.10% return of its benchmark, the S&P 500 Index, and the –24.40% return of its moderate composite index, a blend of 40% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index) and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 509 funds) was –26.48% for the period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

The Fund’s fixed income exposure enhanced performance, as investors sought high-quality bonds amid the ongoing credit crunch. Additionally, while the holding in Aberdeen Equity Long-Short Fund recorded a negative return for the period, it outperformed versus its Lipper Long/Short Equity Funds peer group.

The Fund’s position in Aberdeen International Equity Fund was a detractor as foreign stocks were adversely affected by the rally in the U.S. dollar versus most major global currencies in the last several months of the period. The performance of Aberdeen Global Financial Services Fund was hindered by the growing crisis in the global credit markets, although it outperformed its benchmark for the period.

Each year the Optimal Allocations Funds are evaluated and potentially reallocated in an effort to ensure that each model remains properly balanced from an overall risk perspective. The rebalancing in March 2008 featured the addition of an international real estate investment trust (REIT) asset category to the portfolio. Previous allocations to index vehicles were reduced in favor of reallocating across actively managed products, as we believe that the return of a volatile market environment places a premium on stock selection. We liquidated the position in Aberdeen Market Neutral Fund, which was closed in October, and reallocated the proceeds among several holdings, maintaining the Fund’s risk profile and exposures. This resulted in increased positions in Aberdeen Select Equity Fund, Aberdeen Natural Resources Fund, Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund and iShares Barclays Aggregate Bond Fund.

Although the performances of global equity markets have fluctuated considerably over the years, each bear market since 1980 has been followed by a bull market of longer duration. We believe that there is scope for further fiscal stimulus in the U.S. and in some other countries and, when all things are considered, investors may be more surprised if growth is actually stronger than expected. Amid the historically volatile environment in the financial markets, we believe that investors can benefit from management’s ability to reallocate the portfolio annually in response to changes in market conditions.

Portfolio Management:

Richard Fonash, CFA®, and Allison Mortensen, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others. It invests a significant proportion of its assets in specialty asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

15

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A7	w/o SC2	-24.18%	2.80%	1.66%	1.42%
	w/SC3	-28.51%	1.41%
Class B7	w/o SC2	-24.72%	1.88%	2.40%	2.16%
	w/SC4	-28.09%	1.50%
Class C7	w/o SC2	-24.76%	1.95%	2.40%	2.16%
	w/SC5	-25.43%	1.95%
Class R6,7		-24.37%	2.37%	2.10%	1.86%
Institutional Service Class[6,7]		-24.08%	2.89%	1.40%	1.16%
Institutional Class[6,7]		-23.97%	2.95%	1.40%	1.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	As of June 23, 2008. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on June 29, 2004.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Optimal Allocations Fund: Moderate, from June 29, 2004 to June 23, 2008. The Aberdeen Optimal Allocations Fund: Moderate and the predecessor fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

16

Aberdeen Optimal Allocations Fund: Moderate (Unaudited) (concluded)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate, S&P 500 Index(a), the Moderate Composite Index(b) and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Fund is compared to the actual returns of the S&P 500 Index, a broad-based index. The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The components of the Moderate Composite Index and its weightings are 40% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Index(d) (formerly known as the Lehman Brothers U.S. Aggregate Index) and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(e).
(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.
(d)	The Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index) is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
(e)

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) IndexSM is an unmanaged, market capitalization-weighted index that comprises 20 of the 48 countries in the MSCI universe and represents the developed world outside of North America.

Annual Report 2008

17

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 Investment

October 31, 2008

Aberdeen Optimal Allocations Fund: Moderate			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*†	Annualized Expense Ratio*†
Class A	Actual		$1,000.00	$775.70	$2.14	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.72	$2.44	0.48%
Class B	Actual		$1,000.00	$772.50	$5.44	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.21	1.22%
Class C	Actual		$1,000.00	$772.10	$5.43	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.21	1.22%
Class R	Actual		$1,000.00	$774.00	$3.12	0.70%
	Hypothetical	[1]	$1,000.00	$1,021.62	$3.56	0.70%
Institutional Service Class	Actual		$1,000.00	$775.60	$1.16	0.26%
	Hypothetical	[1]	$1,000.00	$1,023.83	$1.32	0.26%
Institutional Class	Actual		$1,000.00	$776.20	$0.98	0.22%
	Hypothetical	[1]	$1,000.00	$1,024.03	$1.12	0.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
†

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

18

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate

Asset Allocation
Mutual Funds	61.6%
Exchange Traded Funds	37.5%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries
Equity Fund	60.0%
Fixed Income Fund	37.1%
Real Estate Investment Trust (REIT)	2.0%
Other	0.9%
100.0%

Top Holdings
iShares Barclays Aggregate Bond Fund	16.2%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	9.4%
Aberdeen International Equity Fund, Institutional Class	8.0%
Oppenheimer International Bond Fund, Class Y	6.8%
Aberdeen Global Financial Services Fund, Institutional Class	6.3%
Aberdeen Health Sciences Fund, Institutional Class	6.0%
Aberdeen Equity Long-Short Fund, Institutional Class	5.9%
Aberdeen Select Equity Fund, Institutional Class	5.0%
iShares Barclays 1-3 Year Treasury Bond Fund	4.8%
Aberdeen Small Cap Fund, Institutional Class	4.2%
Other	27.4%
100.0%

Annual Report 2008

19

Statement of Investments

October 31, 2008

Aberdeen Optimal Allocations Fund: Moderate

	Shares or Principal Amount	Value
MUTUAL FUNDS (61.6%)
Equity Fund (54.8%)
Aberdeen Developing Markets Fund, Institutional Class (a)	152,802	$1,474,539
Aberdeen Equity Long-Short Fund, Institutional Class (a)	253,631	2,670,739
Aberdeen Global Financial Services Fund, Institutional Class (a)	347,059	2,849,351
Aberdeen Global Utilities Fund, Institutional Class (a)	152,767	1,348,936
Aberdeen Health Sciences Fund, Institutional Class (a)	325,770	2,756,012
Aberdeen International Equity Fund, Institutional Class (a)	384,837	3,667,500
Aberdeen Natural Resources Fund, Institutional Class (a)	149,821	1,922,203
Aberdeen Select Equity Fund, Institutional Class (a)	281,831	2,291,290
Aberdeen Select Growth Fund, Institutional Class (a)	206,708	1,378,745
Aberdeen Small Cap Fund, Institutional Class (a)	194,980	1,930,303
Aberdeen Technology and Communications Fund, Institutional Class (a)	588,109	1,370,293
Credit Suisse Commodity Return Strategy Fund	150,500	1,295,804
		24,955,715
Fixed Income Fund (6.8%)
Oppenheimer International Bond Fund, Class Y	561,363	3,109,948
Total Mutual Funds		28,065,663
EXCHANGE TRADED FUNDS (37.5%)
Equity Fund (5.2%)
iShares Cohen & Steers Realty Majors Index Fund	27,871	1,438,422
iShares Russell Midcap Index Fund	14,311	924,777
		2,363,199
Fixed Income Fund (30.3%)
iShares Barclays 1-3 Year Treasury Bond Fund	25,765	2,165,806
iShares Barclays Aggregate Bond Fund	76,628	7,370,081
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	46,462	4,279,150
		13,815,037

	Shares or Principal Amount	Value
Real Estate Investment Trust (REIT) (2.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	32,195	$917,558
Total Exchange Traded Funds		17,095,794
Total Investments (Cost $57,052,629) (b)—99.1%		45,161,457

Other assets in excess of liabilities—0.9%		402,088
Net Assets—100.0%		$45,563,545

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Annual Report

20

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

The Aberdeen Optimal Allocations Fund: Moderate Growth returned –31.82% (Class A shares at NAV) for the 12-month period ended October 31, 2008, versus the –36.10% return of its benchmark, the S&P 500 Index, and the –31.03% return of its moderate growth composite index, a blend of 60% S&P 500 Index, 20% Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index) and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 666 funds) was –30.82% for the period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

The Fund’s fixed income exposure enhanced performance, as investors sought high-quality bonds amid the ongoing credit crunch. Additionally, while the holding in Aberdeen Equity Long-Short Fund recorded a negative return for the period, it outperformed versus its Lipper Long/Short Equity Funds peer group.

The Fund’s position in Aberdeen International Equity Fund was a detractor as foreign stocks were adversely affected by the rally in the U.S. dollar versus most major global currencies in the last several months of the period. Additionally, the performance of Aberdeen Global Financial Services Fund was hindered by the growing crisis in the global credit markets, although it outperformed its benchmark for the period.

Each year the Optimal Allocations Funds are evaluated and potentially reallocated in an effort to ensure that each model remains properly balanced from an overall risk perspective. The rebalancing in March 2008 featured the addition of an international real estate investment trust (REIT) asset category to the portfolio. Additionally, Aberdeen Small Cap Growth Fund was introduced into the portfolio. Previous allocations to index vehicles were reduced in favor of reallocating across the portfolio’s actively managed products, as we believe that the return of a volatile market environment places a premium on stock selection. We liquidated the position in Aberdeen Market Neutral Fund, which was closed in October, and reallocated the proceeds among several holdings, maintaining the Fund’s risk profile and exposures. This resulted in increased positions in Aberdeen Select Equity Fund, Aberdeen Natural Resources Fund, Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund and iShares Barclays Aggregate Bond Fund.

Although the performances of global equity markets have fluctuated considerably over the years, each bear market since 1980 has been followed by a bull market of longer duration. We believe that there is scope for further fiscal stimulus in the U.S. and in some other countries and, when all things are considered, investors may be more surprised if growth is actually stronger than expected.

Portfolio Management:

Richard Fonash, CFA®, and Allison Mortensen, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others. It invests a significant proportion of its assets in specialty asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

21

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A7	w/o SC2	-31.82%	1.80%	1.81%	1.56%
	w/SC3	-35.72%	0.42%
Class B7	w/o SC2	-32.30%	1.04%	2.55%	2.30%
	w/SC4	-35.24%	0.68%
Class C7	w/o SC2	-32.32%	1.03%	2.55%	2.30%
	w/SC5	-32.91%	1.03%
Class R6,7		-32.16%	1.40%	2.25%	2.00%
Institutional Service Class[6,7]		-31.66%	2.00%	1.55%	1.30%
Institutional Class[6,7]		-31.69%	2.03%	1.55%	1.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	As of June 23, 2008. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on June 29, 2004.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Optimal Allocations Fund: Moderate Growth, from June 29, 2004 to June 23, 2008. The Aberdeen Optimal Allocations Fund: Moderate Growth and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

22

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited) (concluded)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate Growth, S&P 500 Index (a), the Moderate Growth Composite Index (b) and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Fund is compared to the actual returns of the S&P 500 Index, a broad-based index. The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The components of the Moderate Growth Composite Index and its weightings are 60% S&P 500 Index, 20% Barclays Capital U.S. Aggregate Index(d) (formerly known as the Lehman Brothers U.S. Aggregate Index) and 20% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index(e).
(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.
(d)	The Barclays Capital U.S. Aggregate Index (formerly known as the Lehman Brothers U.S. Aggregate Index) is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
(e)

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) IndexSM is an unmanaged, market capitalization-weighted index that comprises 20 of the 48 countries in the MSCI universe and represents the developed world outside of North America.

Annual Report 2008

23

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 Investment

(October 31, 2008)

Aberdeen Optimal Allocations Fund: Moderate Growth			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*†	Annualized Expense Ratio*†
Class A	Actual		$1,000.00	$717.00	$2.07	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.72	$2.44	0.48%
Class B	Actual		$1,000.00	$714.40	$5.26	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.21	1.22%
Class C	Actual		$1,000.00	$714.20	$5.26	1.22%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.21	1.22%
Class R	Actual		$1,000.00	$714.40	$3.28	0.76%
	Hypothetical	[1]	$1,000.00	$1,021.32	$3.87	0.76%
Institutional Service Class	Actual		$1,000.00	$717.80	$1.08	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.88	$1.27	0.25%
Institutional Class	Actual		$1,000.00	$717.30	$0.91	0.21%
	Hypothetical	[1]	$1,000.00	$1,024.08	$1.07	0.21%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
†

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

24

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate Growth

Asset Allocation
Mutual Funds	75.4%
Exchange Traded Funds	24.5%
Repurchase Agreement	1.2%
Liabilities in excess of other assets	(1.1%	)
	100.0%

Top Industries
Equity Fund	79.8%
Fixed Income Fund	18.1%
Real Estate Investment Trust (REIT)	2.0%
Other	0.1%
100.0%

Top Holdings*
Aberdeen International Equity Fund, Institutional Class	10.0%
Aberdeen Global Financial Services Fund, Institutional Class	8.3%
Aberdeen Health Sciences Fund, Institutional Class	8.0%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	7.5%
Aberdeen Select Equity Fund, Institutional Class	7.0%
Aberdeen Equity Long-Short Fund, Institutional Class	6.8%
iShares Barclays Aggregate Bond Fund	6.7%
Aberdeen Select Growth Fund, Institutional Class	6.0%
Aberdeen Small Cap Fund, Institutional Class	5.2%
Aberdeen Natural Resources Fund, Institutional Class	5.2%
Other	29.3%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

25

Statement of Investments

October 31, 2008

Aberdeen Optimal Allocations Fund: Moderate Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (75.4%)
Equity Fund (71.5%)
Aberdeen Developing Markets Fund, Institutional Class (a)	130,789	$1,262,118
Aberdeen Equity Long-Short Fund, Institutional Class (a)	189,794	1,998,534
Aberdeen Global Financial Services Fund, Institutional Class (a)	296,980	2,438,203
Aberdeen Global Utilities Fund, Institutional Class (a)	97,994	865,288
Aberdeen Health Sciences Fund, Institutional Class (a)	278,682	2,357,649
Aberdeen International Equity Fund, Institutional Class (a)	308,628	2,941,221
Aberdeen Natural Resources Fund, Institutional Class (a)	120,201	1,542,176
Aberdeen Select Equity Fund, Institutional Class (a)	253,144	2,058,061
Aberdeen Select Growth Fund, Institutional Class (a)	265,245	1,769,183
Aberdeen Small Cap Fund, Institutional Class (a)	156,440	1,548,755
Aberdeen Small Cap Growth Fund, Institutional Class (a)	41,690	301,838
Aberdeen Technology and Communications Fund, Institutional Class (a)	503,069	1,172,152
Credit Suisse Commodity Return Strategy Fund	96,505	830,911
		21,086,089
Fixed Income Fund (3.9%)
Oppenheimer International Bond Fund, Class Y	205,769	1,139,958
Total Mutual Funds		22,226,047
EXCHANGE TRADED FUNDS (24.5%)
Equity Fund (8.3%)
iShares Cohen & Steers Realty Majors Index Fund	24,155	1,246,640
iShares Russell Midcap Index Fund	9,267	598,833
iShares S&P 500 Index Fund	6,120	596,027
		2,441,500
Fixed Income Fund (14.2%)
iShares Barclays Aggregate Bond Fund	20,479	1,969,670
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	24,125	2,221,912
		4,191,582

	Shares or Principal Amount	Value
Real Estate Investment Trust (REIT) (2.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	20,920	$596,220
Total Exchange Traded Funds		7,229,302
REPURCHASE AGREEMENT (1.2%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $363,707, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $370,980	$363,706	363,706
Total Repurchase Agreements		363,706
Total Investments (Cost $41,350,523) (b)—101.1%		29,819,055

Liabilities in excess of other assets—(1.1)%		(332,239)
NET ASSETS—100.0%		$29,486,816

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Annual Report

26

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

The Aberdeen Optimal Allocations Fund: Specialty returned –37.55% (Class A shares at net asset value) for the 12-month period ended October 31, 2008, versus the –36.10% return of its benchmark, the S&P 500 Index, and the –38.29% return of its specialty composite index, a blend of 70% S&P 500 Index and 30% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Specialty/Miscellaneous Funds (consisting of 65 funds) was –26.11% for the period.

Global financial markets experienced unprecedented volatility during the period. Oil prices climbed to a record high of over $145 per barrel in July before falling below $68 by the end of the period. A severe downturn in the U.S. housing market led to a dramatic increase in loan default rates and foreclosures, and many banks and mortgage companies suffered huge losses. This contributed significantly to a lack of liquidity in the credit markets.

The largest detractors from Fund performance were the positions in the Aberdeen Global Financial Services Fund and the Aberdeen Technology and Communications Fund. The performance of Aberdeen Global Financial Services Fund was hindered by the growing crisis in the global credit markets, although it outperformed its benchmark for the period. The decline of information technology stocks amid a slowdown in capital expenditures in the U.S. was the primary factor in the weak performance of the holding in Aberdeen Technology and Communications Fund.

The Fund’s positions in Treasury Inflation Protected Securities (TIPS) and commodities enhanced Fund results for the period. TIPS benefited as investors sought high-quality fixed income securities amid the ongoing credit crunch. Commodities benefited from rising demand and the weakening U.S. dollar before declining during the last few months of the reporting period.

Each year the Optimal Allocations Funds are evaluated and potentially reallocated in an effort to ensure that each model remains properly balanced from an overall risk perspective. The rebalancing in March 2008 featured the addition of an international real estate investment trust (REIT) asset category to the portfolio. Additionally, the micro-cap equities segment was eliminated from the Fund. Previous allocations to index vehicles were reduced in favor of reallocating across the portfolio’s actively managed products, as we believe that the return of a volatile market environment places a premium on stock selection. We liquidated the position in Aberdeen Market Neutral Fund, which was closed in October, and reallocated the proceeds among several holdings, maintaining the Fund’s risk profile and exposures. This resulted in increased positions in Aberdeen Natural Resources Fund, Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund.

Although the performances of global equity markets have fluctuated considerably over the years, each bear market since 1980 has been followed by a bull market of longer duration. We believe that there is scope for further fiscal stimulus in the U.S. and in some other countries and, when all things are considered, investors may be more surprised if growth is actually stronger than expected.

Portfolio Management:

Richard Fonash, CFA®, and Allison Mortensen, CFA®

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeeninvestments.com.

Lipper Analytical Services, Inc. is an industry Research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper. The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month.

Risk Considerations:

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others. It invests a significant proportion of its assets in specialty asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2008

27

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Average Annual Total Return

(For periods ended October 31, 2008)

		1 Yr.	Inception[1]	Gross Expense Ratio*	Net Expense Ratio*
Class A7	w/o SC2	-37.55%	1.87%	1.87%	1.72%
	w/SC3	-41.15%	0.49%
Class B7	w/o SC2	-37.97%	1.14%	2.61%	2.46%
	w/SC4	-40.72%	0.77%
Class C7	w/o SC2	-38.00%	1.12%	2.61%	2.46%
	w/SC5	-38.55%	1.12%
Class R6,7		-37.69%	1.59%	2.31%	2.16%
Institutional Service Class[6,7]		-37.39%	2.09%	1.61%	1.46%
Institutional Class[6,7]		-37.37%	2.15%	1.61%	1.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	As of June 23, 2008. Expenses also include indirect underlying fund expenses. The difference between gross and net operating expenses reflects contractual waivers in place through at least February 28, 2009. Please see the Fund’s most recent prospectus for details.
1	Fund commenced operations on June 29, 2004.
2	These returns do not reflect the effects of sales charges.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns incorporate the performance of the Fund’s predecessor fund, the Nationwide Optimal Allocations Fund: Specialty, from June 29, 2004 to June 23, 2008. The Aberdeen Optimal Allocations Fund: Specialty and the predecessor fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

2008 Annual Report

28

Aberdeen Optimal Allocations Fund: Specialty (Unaudited) (concluded)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Specialty, S&P 500 Index(a), the Specialty Composite Index(b) and the Consumer Product Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Fund is compared to the actual returns of the S&P 500 Index, a broad-based index. The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	The Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. The components of the Specialty Composite Index and its weightings are 70% S&P 500 Index and 30% Morgan Stanley Capital International Europe, Australasia, and For East (MSCI EAFE) Index(d).
(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.
(d)

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) IndexSM is an unmanaged, market capitalization-weighted index that comprises 20 of the 48 countries in the MSCI universe and represents the developed world outside of North America.

Annual Report 2008

29

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008 and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Analysis of a $1,000 Investment

October 31, 2008

Aberdeen Optimal Allocations Fund: Specialty			Beginning Account Value, 05/01/08	Ending Account Value, 10/31/08	Expenses Paid During Period*†	Annualized Expense Ratio*†
Class A	Actual		$1,000.00	$687.50	$1.95	0.46%
	Hypothetical	[1]	$1,000.00	$1,022.82	$2.34	0.46%
Class B	Actual		$1,000.00	$685.50	$5.13	1.21%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.16	1.21%
Class C	Actual		$1,000.00	$685.30	$5.13	1.21%
	Hypothetical	[1]	$1,000.00	$1,019.05	$6.16	1.21%
Class R	Actual		$1,000.00	$686.50	$3.01	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.57	$3.61	0.71%
Institutional Service Class	Actual		$1,000.00	$688.70	$1.02	0.24%
	Hypothetical	[1]	$1,000.00	$1,023.93	$1.22	0.24%
Institutional Class	Actual		$1,000.00	$688.80	$0.93	0.22%
	Hypothetical	[1]	$1,000.00	$1,024.03	$1.12	0.22%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio.
†

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[1]	Represents the hypothetical 5% return before expenses.

2008 Annual Report

30

Portfolio Summary

October 31, 2008 (Unaudited)

Aberdeen Optimal Allocations Fund: Specialty

Asset Allocation
Mutual Funds	86.0%
Exchange Traded Funds	13.8%
Repurchase Agreement	1.2%
Liabilities in excess of other assets	(1.0%	)
	100.0%

Top Industries
Equity Fund	92.2%
Fixed Income Fund	4.6%
Real Estate Investment Trust (REIT)	3.0%
Other	0.2%
100.0%

Top Holdings*
Aberdeen Global Financial Services Fund, Institutional Class	16.4%
Aberdeen Health Sciences Fund, Institutional Class	13.9%
Aberdeen Technology and Communications Fund, Institutional Class	12.8%
Aberdeen Equity Long-Short Fund, Institutional Class	11.5%
Aberdeen Developing Markets Fund, Institutional Class	10.6%
Aberdeen Natural Resources Fund, Institutional Class	10.4%
iShares Cohen & Steers Realty Majors Index Fund	6.2%
Credit Suisse Commodity Return Strategy Fund	5.6%
Aberdeen Global Utilities Fund, Institutional Class	4.8%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	4.6%
Other	3.2%
100.0%

*	For purposes of listing holdings, repurchase agreements are included as part of Other.

Annual Report 2008

31

Statement of Investments

October 31, 2008

Aberdeen Optimal Allocations Fund: Specialty

	Shares or Principal Amount	Value
MUTUAL FUNDS (86.0%)
Equity Fund (86.0%)
Aberdeen Developing Markets Fund, Institutional Class (a)	633,816	$6,116,325
Aberdeen Equity Long-Short Fund, Institutional Class (a)	631,081	6,645,279
Aberdeen Global Financial Services Fund, Institutional Class (a)	1,151,561	9,454,315
Aberdeen Global Utilities Fund, Institutional Class (a)	316,770	2,797,083
Aberdeen Health Sciences Fund, Institutional Class (a)	945,732	8,000,895
Aberdeen Natural Resources Fund, Institutional Class (a)	466,061	5,979,563
Aberdeen Technology and Communications Fund, Institutional Class (a)	3,170,739	7,387,821
Credit Suisse Commodity Return Strategy Fund	374,441	3,223,939
Total Mutual Funds		49,605,220
EXCHANGE TRADED FUNDS (13.8%)
Equity Fund (6.2%)
iShares Cohen & Steers Realty Majors Index Fund	69,506	3,587,205
Fixed Income Fund (4.6%)
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	28,862	2,658,190
Real Estate Investment Trust (REIT) (3.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	60,204	1,715,814
Total Exchange Traded Funds		7,961,209

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (1.2%)
CS First Boston, 0.10%, dated 10/31/08, due 11/03/08, repurchase price $675,461, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 11/01/35; total market value of $688,968	$675,459	$675,459
Total Repurchase Agreement		675,459
Total Investments (Cost $85,097,397) (b)—101.0%		58,241,888

Liabilities in excess of other assets—(1.0)%		(548,373)
Net Assets—100.0%		$57,693,515

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Annual Report

32

Statements of Assets and Liabilities

October 31, 2008

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Assets:
Investments, at value (cost $8,075,487; $2,959,235; $24,762,959; $11,438,021 $15,068,378)	$7,308,318	$2,175,966	$21,501,546	$9,200,171	$11,185,148
Investments in affiliates, at value (cost $4,032,459; $12,483,001; $32,289,670; $29,548,796 and $69,353,560)	3,276,350	8,405,338	23,659,911	20,255,178	46,381,281
Repurchase agreements, at cost and value	47,846	160,881	–	363,706	675,459

Total Investments	10,632,514	10,742,185	45,161,457	29,819,055	58,241,888

Cash	–	9,528	–	–	64,540
Interest and dividends receivable	5,423	14	13,829	5,229	46
Receivable for capital shares issued	13,507	6,117	11,761	14,215	1,631
Receivable for investments sold	158,915	120,055	1,234,563	545,112	661,113
Receivable from adviser	27,064	3,820	18,678	23,745	63,014
Prepaid expenses and other assets	53,670	46,797	49,875	49,500	50,333

Total Assets	10,891,093	10,928,516	46,490,163	30,456,856	59,082,565

Liabilities:
Cash overdraft	21,961	–	65,644	2,516	–
Payable for investments purchased	131,909	170,487	713,281	467,837	960,136
Payable for capital shares redeemed	6,024	54,611	74,195	443,711	322,904
Accrued expenses and other payables:
Fund administration and transfer agent fees	671	2,758	4,554	31,801	14,885
Distribution fees	5,699	6,961	29,696	19,194	38,801
Administrative services fees	6	240	1,509	725	3,782
Compliance program costs	454	456	749	614	860
Other	21,223	22,910	36,990	3,642	47,682

Total Liabilities	187,947	258,423	926,618	970,040	1,389,050

Net Assets	$10,703,146	$10,670,093	$45,563,545	$29,486,816	$57,693,515

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

33

Statements of Assets and Liabilities (continued)

October 31, 2008

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Represented by:
Capital	$12,319,577	$16,629,582	$59,452,220	$42,332,051	$89,045,288
Accumulated net investment income (loss)	9,074	–	–	–	1
Accumulated net realized gain (loss) on investment transactions	(102,227)	(1,098,557)	(1,997,503)	(1,313,767)	(4,496,265)
Net unrealized appreciation/depreciation on investments	(1,523,278)	(4,860,932)	(11,891,172)	(11,531,468)	(26,855,509)

Net Assets	$10,703,146	$10,670,093	$45,563,545	$29,486,816	$57,693,515

Net Assets:
Class A Shares	$4,000,747	$3,549,888	$14,082,060	$10,154,389	$18,573,760
Class B Shares	641,285	954,741	2,374,942	3,238,179	4,240,403
Class C Shares	5,121,318	6,162,583	29,025,227	16,044,751	34,490,715
Class R Shares	930	1,020	61,820	47,525	381,829
Institutional Service Class Shares	939	1,036	1,132	1,090	3,337
Institutional Class Shares	937,927	825	18,364	882	3,471

Total	$10,703,146	$10,670,093	$45,563,545	$29,486,816	$57,693,515

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	461,780	458,685	1,601,262	1,246,292	2,194,426
Class B Shares	74,395	126,347	274,614	402,468	511,335
Class C Shares	594,540	816,192	3,355,286	1,995,237	4,164,192
Class R Shares	107	133	7,068	5,864	45,284
Institutional Service Class Shares	108	134	129	134	392
Institutional Class Shares	108,324	106	2,090	107	408

Total	1,239,254	1,401,597	5,240,449	3,650,102	6,916,037

See accompanying notes to financial statements.

2008 Annual Report

34

Statements of Assets and Liabilities (concluded)

October 31, 2008

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate		Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.66		$7.74		$8.79		$8.15		$8.46
Class B Shares(a)	$8.62		$7.56		$8.65		$8.05		$8.29
Class C Shares(b)	$8.61		$7.55		$8.65		$8.04		$8.28
Class R Shares	$8.66	(c)	$7.67		$8.75		$8.10		$8.43
Institutional Service Class Shares	$8.68	(c)	$7.74	(c)	$8.77	(c)	$8.16	(c)	$8.50	(c)
Institutional Class Shares	$8.66		$7.76	(c)	$8.79		$8.17	(c)	$8.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.19		$8.21		$9.33		$8.65		$8.98
Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

Annual Report 2008

35

Statements of Operations

For the Year Ended October 31, 2008

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$205,169	$112,153	$1,185,168	$595,054	$676,564
Dividend income from affiliates	14,856	69,217	167,755	156,943	444,731
Interest income	3,532	704	7,489	2,174	4,542

Total Income	223,557	182,074	1,360,412	754,171	1,125,837

Expenses:
Investment advisory fees	9,251	23,435	72,497	58,579	145,209
Fund administration and transfer agent fees	7,534	18,401	45,310	38,054	118,529
Distribution fees Class A	5,335	12,586	34,208	34,793	86,626
Distribution fees Class B	3,350	14,321	31,632	41,742	64,249
Distribution fees Class C	26,296	90,516	314,297	209,428	552,191
Distribution fees Class R	4	515	256	76	2,536
Administrative services fees Class A	366	598	420	716	515
Administrative services fees Class R	1	–	–	1	–
Registration and filing fees	29,310	43,140	48,275	58,964	56,821
Printing fees	4,695	20,309	29,209	35,735	78,618
Trustee fees	6,353	7,171	11,072	9,720	15,216
Compliance program costs	1,325	1,445	2,256	1,943	2,937
Audit fees	15,158	15,546	23,786	20,165	28,387
Legal	2,789	2,969	6,771	5,522	11,286
Other	15,184	15,045	27,202	19,825	28,576

Total expenses	126,951	265,997	647,191	535,263	1,191,696

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

36

Statements of Operations (concluded)

For the Year Ended October 31, 2008

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Earnings credit	$(135)	$(479)	$(594)	$(774)	$(2,677)
Expenses reimbursed	(72,994)	(109,051)	(158,115)	(161,530)	(279,019)

Net Expenses	53,822	156,467	488,482	372,959	910,000

Net Investment Income (Loss)	$169,735	$25,607	$871,930	$381,212	$215,837

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) distributions from underlying affiliated funds	73,991	1,522,116	1,795,734	2,586,053	10,848,099
Realized gain (loss) distributions from underlying non-affiliated funds	2,082	3,778	19,453	14,792	27,551
Realized gain (loss) on investment transactions from affiliated funds	(20,023)	(177,999)	(833,161)	(71,448)	(5,328,943)
Realized gain (loss) on investment transactions from non-affiliated funds	(56,452)	(1,027,421)	(785,172)	(788,843)	(4,005,662)

Net realized gain (loss) from investments	(402)	320,474	196,854	1,740,554	1,541,045
Net change in unrealized appreciation/depreciation from investments	(1,623,857)	(7,172,135)	(15,873,306)	(16,390,573)	(41,890,482)

Net realized/unrealized gain (loss) from investments	(1,624,259)	(6,851,661)	(15,676,452)	(14,650,019)	(40,349,437)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,454,524)	$(6,826,054)	$(14,804,522)	$(14,268,807)	$(40,133,600)

See accompanying notes to financial statements.

Annual Report 2008

37

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$169,735	$51,513	$25,607	$26,638	$871,930	$581,348
Net realized gain (loss) from investments transactions	(402)	9,231	320,474	1,138,775	196,854	2,310,488
Net change in unrealized appreciation/depreciation from investments	(1,623,857)	100,579	(7,172,135)	1,691,325	(15,873,306)	2,454,243

Change in net assets resulting from operations	(1,454,524)	161,323	(6,826,054)	2,856,738	(14,804,522)	5,346,079

Distributions to Shareholders From:
Net investment income:
Class A	(73,244)	(14,477)	(401,861)	(130,065)	(660,690)	(315,235)
Class B	(9,342)	(1,960)	(100,483)	(20,270)	(152,292)	(78,888)
Class C	(77,564)	(6,192)	(645,752)	(187,166)	(1,378,939)	(602,151)
Class R	(39)	(24)	(17,848)	(5,070)	(4,968)	(1,140)
Institutional Service Class	(44)	(26)	(113)	(41)	(80)	(45)
Institutional Class	(44,302)	(25,883)	(90)	(32)	(67)	(37)
Net realized gains:
Class A	(25,465)	–	(344,271)	(135,539)	(765,595)	(142,231)
Class B	(3,950)	–	(97,601)	(23,403)	(199,917)	(41,836)
Class C	(29,705)	–	(618,524)	(216,661)	(1,794,160)	(305,270)
Class R	(12)	–	(13,552)	(5,227)	(5,238)	(19)
Institutional Service Class	(12)	–	(95)	(40)	(87)	(19)
Institutional Class	(12,151)	–	(76)	(32)	(72)	(16)
Tax return of capital:
Class A	–	–	(25,642)	–	(18,267)	–
Class B	–	–	(8,101)	–	(3,374)	–
Class C	–	–	(48,476)	–	(36,300)	–
Class R	–	–	(10)	–	(2)	–
Institutional Service Class	–	–	(8)	–	(1)	–
Institutional Class	–	–	(6)	–	(1)	–

Change in net assets from shareholder distributions	(275,830)	(48,562)	(2,322,509)	(723,546)	(5,020,050)	(1,486,887)

Change in net assets from capital transactions	9,771,343	2,549,396	377,494	5,937,908	21,023,199	9,047,606

Change in net assets	8,040,989	2,662,157	(8,771,069)	8,071,100	1,198,627	12,906,798

Net Assets:
Beginning of period	2,662,157	–	19,441,162	11,370,062	44,364,918	31,458,120

End of period	$10,703,146	$2,662,157	$10,670,093	$19,441,162	$45,563,545	$44,364,918

Accumulated net investment income (loss) at end of period	$9,074	$9,250	$–	$6,471	$–	$73,591

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

38

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,765,470	$863,835	$4,434,234	$3,088,722	$13,301,034	$4,715,854
Dividends reinvested	57,215	13,383	404,524	105,298	659,057	239,030
Cost of shares redeemed(a)	(1,093,238)	(19,319)	(4,397,702)	(1,716,329)	(5,112,987)	(4,517,893)

Total Class A	3,729,447	857,899	441,056	1,477,691	8,847,104	436,991

Class B Shares
Proceeds from shares issued	594,214	182,119	229,245	867,101	526,349	1,091,379
Dividends reinvested	8,992	1,427	132,926	32,461	189,620	66,498
Cost of shares redeemed(a)	(65,574)	(1,137)	(261,205)	(139,896)	(599,766)	(655,676)

Total Class B	537,632	182,409	100,966	759,666	116,203	502,201

Class C Shares
Proceeds from shares issued	6,280,992	480,842	2,887,196	5,199,146	26,385,174	13,952,708
Dividends reinvested	41,615	321	417,440	143,908	750,178	189,395
Cost of shares redeemed(a)	(876,268)	(8)	(3,251,149)	(1,902,007)	(15,050,221)	(6,143,783)

Total Class C	5,446,339	481,155	53,487	3,441,047	12,085,131	7,998,320

Class R Shares
Proceeds from shares issued	–	1,000	43,784	260,600	87,667	110,021
Dividends reinvested	52	24	204	79	158	55
Cost of shares redeemed(a)	–	–	(262,390)	(1,320)	(133,211)	(99)

Total Class R	52	1,024	(218,402)	259,359	(45,386)	109,977

Institutional Service Class Shares
Proceeds from shares issued	–	1,000	–	–	–	–
Dividends reinvested	57	26	216	81	168	64

Total Institutional Service Class	57	1,026	216	81	168	64

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

39

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$1,363	$1,000,000	$–	$–	$19,839	$–
Dividends reinvested	56,453	25,883	171	64	140	53

Total Institutional Class	57,816	1,025,883	171	64	19,979	53

Change in net assets from capital transactions:	$9,771,343	$2,549,396	$377,494	$5,937,908	$21,023,199	$9,047,606

SHARE TRANSACTIONS:
Class A Shares
Issued	485,252	85,563	392,203	239,316	1,154,311	389,253
Reinvested	5,681	1,322	33,844	8,501	57,002	19,982
Redeemed	(114,170)	(1,868)	(399,287)	(135,503)	(473,041)	(372,832)

Total Class A Shares	376,763	85,017	26,760	112,314	738,272	36,403

Class B Shares
Issued	62,193	18,015	21,085	69,144	46,855	91,011
Reinvested	894	141	11,217	2,669	16,577	5,636
Redeemed	(6,736)	(112)	(24,855)	(10,960)	(56,175)	(53,826)

Total Class B Shares	56,351	18,044	7,447	60,853	7,257	42,821

Class C Shares
Issued	633,921	47,540	268,756	408,793	2,398,716	1,168,275
Reinvested	4,201	32	35,152	11,834	66,532	16,039
Redeemed	(91,153)	(1)	(299,821)	(148,722)	(1,409,294)	(508,368)

Total Class C Shares	546,969	47,571	4,087	271,905	1,055,954	675,946

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

40

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	–	100	3,674	20,322	9,432	9,285
Reinvested	5	2	17	6	14	5
Redeemed	–	–	(23,895)	(101)	(11,768)	(8)

Total Class R Shares	5	102	(20,204)	20,227	(2,322)	9,282

Institutional Service Class Shares
Issued	–	100	–	–	–	–
Reinvested	5	3	18	7	15	5

Total Institutional Service Class Shares	5	103	18	7	15	5

Institutional Class Shares
Issued	165	100,000	–	–	1,983	–
Reinvested	5,588	2,571	14	5	12	4

Total Institutional Class Shares	5,753	102,571	14	5	1,995	4

Total change in shares:	985,846	253,408	18,122	465,311	1,801,171	764,461

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

41

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Period Ended October 31, 2007*
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$381,212	$304,444	$215,837	$274,594
Net realized gain (loss) from investments transactions	1,740,554	2,616,465	1,541,045	8,138,753
Net change in unrealized appreciation/depreciation from investments	(16,390,573)	3,329,803	(41,890,482)	10,014,925

Change in net assets resulting from operations	(14,268,807)	6,250,712	(40,133,600)	18,428,272

Distributions to Shareholders From:
Net investment income:
Class A	(930,381)	(389,469)	(2,295,256)	(969,977)
Class B	(241,307)	(81,081)	(381,247)	(139,807)
Class C	(1,189,228)	(393,279)	(3,391,157)	(1,301,895)
Class R	(403)	(34)	(28,661)	(2,942)
Institutional Service Class	(98)	(44)	(125)	(51)
Institutional Class	(80)	(35)	(78)	(40)
Net realized gains:
Class A	(1,115,236)	(236,653)	(2,205,529)	(285,379)
Class B	(332,114)	(59,863)	(392,439)	(44,807)
Class C	(1,658,435)	(290,155)	(3,504,010)	(418,052)
Class R	(113)	(25)	(27,125)	(852)
Institutional Service Class	(115)	(25)	(89)	(15)
Institutional Class	(93)	(20)	(69)	(11)
Total return of capital:
Class A	(55,768)	–	(299,676)	–
Class B	(17,738)	–	(55,748)	–
Class C	(91,788)	–	(469,199)	–
Class R	(6)	–	(4,427)	–
Institutional Service Class	(6)	–	(13)	–
Institutional Class	(5)	–	(10)	–

Change in net assets from shareholder distributions	(5,632,914)	(1,450,683)	(13,054,858)	(3,163,828)

Change in net assets from capital transactions	6,889,274	8,248,232	(6,672,280)	38,950,753

Change in net assets	(13,012,447)	13,048,261	(59,860,738)	54,215,197

Net Assets:
Beginning of period	42,499,263	29,451,002	117,554,253	63,339,056

End of period	$29,486,816	$42,499,263	$57,693,515	$117,554,253

Accumulated net investment income (loss) at end of period	$–	$42,763	$1	$38,380

*	For the period December 15, 2006 (commencement of operations) to October 31, 2007.

Amounts listed as ”–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

42

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Period Ended October 31, 2007*

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,713,082	$8,341,764	$14,374,366	$25,699,356
Dividends reinvested	1,385,537	394,894	1,650,437	545,452
Cost of shares redeemed(a)	(5,753,986)	(6,355,228)	(21,181,548)	(14,267,169)

Total Class A	1,344,633	2,381,430	(5,156,745)	11,977,639

Class B Shares
Proceeds from shares issued	988,252	1,267,956	1,166,384	3,143,579
Dividends reinvested	345,846	76,285	255,279	51,530
Cost of shares redeemed(a)	(400,334)	(412,442)	(1,157,915)	(291,037)

Total Class B	933,764	931,799	263,748	2,904,072

Class C Shares
Proceeds from shares issued	11,193,263	9,772,247	14,197,150	30,127,046
Dividends reinvested	777,239	178,385	1,622,752	315,692
Cost of shares redeemed(a)	(7,421,957)	(5,015,812)	(17,794,219)	(6,722,019)

Total Class C	4,548,545	4,934,820	(1,974,317)	23,720,719

Class R Shares
Proceeds from shares issued	61,457	75	344,612	363,870
Dividends reinvested	479	59	192	61
Cost of shares redeemed(a)	–	(75)	(155,959)	(15,725)

Total Class R	61,936	59	188,845	348,206

Institutional Service Class Shares
Proceeds from shares issued	–	–	3,020	–
Dividends reinvested	219	69	227	66
Cost of shares redeemed(a)	–	–	(7)	–

Total Institutional Service Class	219	69	3,240	66

(a)	Includes redemption fees, if any.
*	For the period December 15, 2006 (commencement of operations) to October 31, 2007.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

43

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Period Ended October 31, 2007*

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$–	$2,793	$–
Dividends reinvested	177	55	156	51

Total Institutional Class	177	55	2,949	51

Change in net assets from capital transactions:	$6,889,274	$8,248,232	$(6,672,280)	$38,950,753

SHARE TRANSACTIONS:
Class A Shares
Issued	509,297	664,556	1,138,503	1,877,011
Reinvested	117,240	32,102	127,137	41,275
Redeemed	(521,832)	(499,000)	(1,816,609)	(1,017,470)

Total Class A Shares	104,705	197,658	(550,969)	900,816

Class B Shares
Issued	85,570	101,651	93,255	233,077
Reinvested	29,524	6,276	19,983	3,952
Redeemed	(36,676)	(32,904)	(102,199)	(21,113)

Total Class B Shares	78,418	75,023	11,039	215,916

Class C Shares
Issued	1,010,980	781,918	1,144,043	2,229,435
Reinvested	66,894	14,701	127,310	24,228
Redeemed	(709,622)	(401,403)	(1,564,784)	(491,428)

Total Class C Shares	368,252	395,216	(293,431)	1,762,235

*	For the period December 15, 2006 (commencement of operations) to October 31, 2007.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

44

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Period Ended October 31, 2007*

SHARE TRANSACTIONS: (continued)
Class R Shares
Issued	5,705	6	28,089	26,482
Reinvested	45	5	15	5
Redeemed	–	(6)	(14,099)	(1,102)

Total Class R Shares	5,750	5	14,005	25,385

Institutional Service Class Shares
Issued	–	–	262	–
Reinvested	19	6	18	5
Redeemed	–	–	(1)	–

Total Institutional Service Class Shares	19	6	279	5

Institutional Class Shares
Issued	–	–	309	–
Reinvested	15	4	12	4

Total Institutional Class Shares	15	4	321	4

Total change in shares:	557,159	667,912	(818,756)	2,904,361

*	For the period December 15, 2006 (commencement of operation) to October 31, 2007.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

45

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	$8.66	(13.32%	)	$4,001	0.55%	3.07%	1.78%	44.82%
Period Ended October 31, 2007(f)	$10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	$10.51	7.67%		$893	0.51%	3.04%	3.38%	15.52%
Class B Shares
Year Ended October 31, 2008	$10.47	0.28	(1.68)	(1.40)	(0.33)	(0.12)	(0.45)	$8.62	(13.95%	)	$641	1.28%	2.30%	2.45%	44.82%
Period Ended October 31, 2007(f)	$10.00	0.20	0.48	0.68	(0.21)	–	(0.21)	$10.47	6.96%		$189	1.25%	2.35%	4.64%	15.52%
Class C Shares
Year Ended October 31, 2008	$10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	$8.61	(13.98%	)	$5,121	1.28%	2.25%	2.59%	44.82%
Period Ended October 31, 2007(f)	$10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	$10.48	7.03%		$498	1.25%	2.36%	4.39%	15.52%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period December 15, 2006 (commencement of operations) to October 31, 2007.

Amountsdesignated as “–” are $0 or round to $0.

2008 Annual Report

46

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive (concluded)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$10.50	0.32	(1.66)	(1.34)	(0.38)	(0.12)	(0.50)	$8.66	(13.41%	)	$1	0.75%	3.16%	1.51%	44.82%
Period Ended October 31, 2007(f)	$10.00	0.25	0.48	0.73	(0.23)	–	(0.23)	$10.50	7.46%		$1	0.75%	2.83%	3.26%	15.52%
Institutional Service Class Shares
Year Ended October 31, 2008	$10.53	0.38	(1.68)	(1.30)	(0.43)	(0.12)	(0.55)	$8.68	(13.08%	)	$1	0.25%	3.66%	1.07%	44.82%
Period Ended October 31, 2007(f)	$10.00	0.30	0.49	0.79	(0.26)	–	(0.26)	$10.53	8.01%		$1	0.25%	3.34%	2.79%	15.52%
Institutional Class Shares
Year Ended October 31, 2008	$10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	$8.66	(13.20%	)	$938	0.40%	3.46%	1.18%	44.82%
Period Ended October 31, 2007(f)	$10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	$10.52	7.90%		$1,079	0.25%	3.22%	2.85%	15.52%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   For the period December 15, 2006 (commencement of operations) to October 31, 2007.

Amountsdesignated as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

47

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008(f)	$14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	$7.74	(37.43%	)	$3,550	0.50%	0.66%		1.21%	67.06%
Year Ended October 31, 2007(f)	$12.51	0.09	2.38	2.47	(0.35)	(0.37)	–	(0.72)	$14.26	20.67%		$6,159	0.50%	0.66%		1.05%	48.43%
Year Ended October 31, 2006	$11.33	0.27	1.67	1.94	(0.60)	(0.16)	–	(0.76)	$12.51	17.79%		$3,999	0.51%	0.17%		1.32%	47.77%
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)	–	–	(0.24)	$11.33	14.87%		$998	0.53%	0.41%		3.91%	31.16%
Period Ended October 31, 2004(g)	$10.00	–	0.09	0.09	–	–	–	–	$10.09	0.90%		$4	0.56%	(0.27%	)	13.04%	7.82%
Class B Shares
Year Ended October 31, 2008(f)	$13.96	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	$7.56	(37.86%	)	$955	1.25%	(0.08%	)	1.95%	67.06%
Year Ended October 31, 2007(f)	$12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	$13.96	19.74%		$1,660	1.23%	(0.06%	)	1.79%	48.43%
Year Ended October 31, 2006	$11.23	0.29	1.55	1.84	(0.59)	(0.16)	–	(0.75)	$12.32	16.94%		$715	1.25%	(0.50%	)	2.06%	47.77%
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)	–	–	(0.20)	$11.23	14.07%		$189	1.25%	0.68%		5.11%	31.16%
Period Ended October 31, 2004(g)	$10.00	(0.03)	0.07	0.04	–	–	–	–	$10.04	0.40%		$1	1.25%	(0.85%	)	13.48%	7.82%
Class C Shares
Year Ended October 31, 2008(f)	$13.95	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	$7.55	(37.89%	)	$6,163	1.25%	(0.09%	)	1.95%	67.06%
Year Ended October 31, 2007(f)	$12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	$13.95	19.74%		$11,332	1.24%	(0.08%	)	1.78%	48.43%
Year Ended October 31, 2006	$11.22	0.37	1.46	1.83	(0.58)	(0.16)	–	(0.74)	$12.31	16.91%		$6,652	1.25%	(0.51%	)	2.05%	47.77%
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	(0.21)	–	–	(0.21)	$11.22	14.07%		$1,517	1.25%	(0.71%	)	4.35%	31.16%
Period Ended October 31, 2004(g)	$10.00	(0.03)	0.07	0.04	–	–	–	–	$10.04	0.40%		$1	1.25%	(0.85%	)	13.48%	7.82%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as ”–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

48

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth (concluded)

		Investment Activities			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008(f)	$14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	$7.67	(37.58%	)	$1	0.70%	0.64%		1.19%	67.06%
Year Ended October 31, 2007(f)	$12.44	0.06	2.33	2.39	(0.35)	(0.37)	–	(0.72)	$14.11	20.13%		$287	0.78%	0.46%		1.34%	48.43%
Year Ended October 31, 2006	$11.31	0.03	1.86	1.89	(0.60)	(0.16)	–	(0.76)	$12.44	17.43%		$1	0.74%	(0.06%	)	1.47%	47.77%
Year Ended October 31, 2005	$10.06	0.19	1.27	1.46	(0.21)	–	–	(0.21)	$11.31	14.70%		$1	0.80%	1.80%		5.55%	31.16%
Period Ended October 31, 2004(g)	$10.00	(0.01)	0.07	0.06	–	–	–	–	$10.06	0.50%		$1	0.85%	(0.45%	)	13.07%	7.82%
Institutional Service Class Shares
Year Ended October 31, 2008(f)	$14.28	0.11	(4.83)	(4.72)	(0.96)	(0.80)	(0.06)	(1.82)	$7.74	(37.35%	)	$1	0.29%	0.89%		0.97%	67.06%
Year Ended October 31, 2007(f)	$12.52	0.11	2.39	2.50	(0.37)	(0.37)	–	(0.74)	$14.28	20.89%		$2	0.24%	0.88%		0.82%	48.43%
Year Ended October 31, 2006	$11.34	0.07	1.88	1.95	(0.61)	(0.16)	–	(0.77)	$12.52	17.91%		$1	0.35%	(0.28%	)	1.51%	47.77%
Year Ended October 31, 2005	$10.07	0.24	1.28	1.52	(0.25)	–	–	(0.25)	$11.34	15.10%		$1	0.30%	2.30%		5.78%	31.16%
Period Ended October 31, 2004(g)	$10.00	–	0.07	0.07	–	–	–	–	$10.07	0.80%		$1	0.40%	–		12.62%	7.82%
Institutional Class Shares
Year Ended October 31, 2008(f)	$14.31	0.11	(4.84)	(4.73)	(0.96)	(0.80)	(0.06)	(1.82)	$7.76	(37.35%	)	$1	0.22%	0.94%		0.92%	67.06%
Year Ended October 31, 2007(f)	$12.55	0.11	2.39	2.50	(0.37)	(0.37)	–	(0.74)	$14.31	20.84%		$1	0.25%	0.82%		0.95%	48.43%
Year Ended October 31, 2006	$11.35	0.04	1.93	1.97	(0.61)	(0.16)	–	(0.77)	$12.55	18.11%		$1	0.25%	0.33%		1.34%	47.77%
Year Ended October 31, 2005	$10.08	0.25	1.27	1.52	(0.25)	–	–	(0.25)	$11.35	15.25%		$1,160	0.25%	2.35%		4.36%	31.16%
Period Ended October 31, 2004(g)	$10.00	–	0.08	0.08	–	–	–	–	$10.08	0.80%		$1,008	0.25%	0.15%		12.47%	7.82%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

49

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	$8.79	(24.18%	)	$14,082	0.48%	2.33%	0.81%	53.11%
Year Ended October 31, 2007(f)	$11.85	0.25	1.49	1.74	(0.38)	(0.18)	–	(0.56)	$13.03	15.11%		$11,248	0.49%	2.02%	0.75%	70.87%
Year Ended October 31, 2006	$11.04	0.31	1.12	1.43	(0.51)	(0.11)	–	(0.62)	$11.85	13.38%		$9,797	0.52%	1.87%	0.79%	34.82%
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)	(0.01)	–	(0.33)	$11.04	10.41%		$4,595	0.52%	1.73%	1.88%	61.59%
Period Ended October 31, 2004(g)	$10.00	0.04	0.28	0.32	–	–	–	–	$10.32	3.20%		$1	0.56%	1.06%	12.40%	7.57%
Class B Shares
Year Ended October 31, 2008	$12.84	0.20	(3.08)	(2.88)	(0.56)	(0.74)	(0.01)	(1.31)	$8.65	(24.72%	)	$2,375	1.22%	1.65%	1.53%	53.11%
Year Ended October 31, 2007(f)	$11.71	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	$12.84	14.24%		$3,435	1.23%	1.29%	1.49%	70.87%
Year Ended October 31, 2006	$10.93	0.22	1.11	1.33	(0.44)	(0.11)	–	(0.55)	$11.71	12.59%		$2,630	1.25%	1.20%	1.54%	34.82%
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)	(0.01)	–	(0.26)	$10.93	9.13%		$1,269	1.25%	0.65%	2.70%	61.59%
Period Ended October 31, 2004(g)	$10.00	0.01	0.24	0.25	–	–	–	–	$10.25	2.60%		$1	1.25%	0.37%	13.50%	7.57%
Class C Shares
Year Ended October 31, 2008	$12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	$8.65	(24.76%	)	$29,025	1.22%	1.58%	1.55%	53.11%
Year Ended October 31, 2007(f)	$11.72	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	$12.85	14.24%		$29,557	1.23%	1.30%	1.49%	70.87%
Year Ended October 31, 2006	$10.93	0.32	1.02	1.34	(0.44)	(0.11)	–	(0.55)	$11.72	12.59%		$19,027	1.25%	1.25%	1.54%	34.82%
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)	(0.01)	–	(0.29)	$10.93	9.50%		$7,648	1.25%	0.72%	2.51%	61.59%
Period Ended October 31, 2004(g)	$10.00	0.01	0.24	0.25	–	–	–	–	$10.25	2.60%		$1	1.25%	0.37%	13.50%	7.57%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amountsdesignated as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

50

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate (concluded)

		Investment Activities			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	$8.75	(24.37%	)	$62	0.70%	2.57%	1.01%	53.11%
Year Ended October 31, 2007(f)	$11.80	0.21	1.46	1.67	(0.32)	(0.18)	–	(0.50)	$12.97	14.58%		$122	0.78%	1.75%	1.05%	70.87%
Year Ended October 31, 2006	$11.02	0.20	1.20	1.40	(0.51)	(0.11)	–	(0.62)	$11.80	13.15%		$1	0.72%	1.63%	0.75%	34.82%
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)	(0.01)	–	(0.26)	$11.02	9.94%		$1	0.81%	2.35%	3.85%	61.59%
Period Ended October 31, 2004(g)	$10.00	0.03	0.24	0.27	–	–	–	–	$10.27	2.70%		$1	0.85%	0.77%	12.85%	7.57%
Institutional Service Class Shares
Year Ended October 31, 2008	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%	)	$1	0.26%	2.56%	0.56%	53.11%
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%		$1	0.25%	2.22%	0.60%	70.87%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	–	(0.65)	$11.84	13.64%		$1	0.33%	1.99%	0.85%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	–	(0.32)	$11.04	10.39%		$1	0.34%	2.83%	3.93%	61.59%
Period Ended October 31, 2004(g)	$10.00	0.04	0.26	0.30	–	–	–	–	$10.30	3.00%		$1	0.40%	1.22%	12.23%	7.57%
Institutional Class Shares
Year Ended October 31, 2008	$13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	$8.79	(23.97%	)	$18	0.22%	1.65%	0.79%	53.11%
Year Ended October 31, 2007(f)	$11.86	0.26	1.49	1.75	(0.40)	(0.18)	–	(0.58)	$13.03	15.24%		$1	0.25%	2.15%	0.63%	70.87%
Year Ended October 31, 2006	$11.04	0.18	1.29	1.47	(0.54)	(0.11)	–	(0.65)	$11.86	13.74%		$1	0.25%	1.58%	0.58%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)	(0.01)	–	(0.33)	$11.04	10.54%		$1,138	0.25%	2.90%	2.94%	61.59%
Period Ended October 31, 2004(g)	$10.00	0.05	0.25	0.30	–	–	–	–	$10.30	3.00%		$1,030	0.25%	1.37%	12.08%	7.57%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amountsdesignated as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

51

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	$8.15	(31.82%	)	$10,154	0.48%	1.46%		0.89%	44.74%
Year Ended October 31, 2007(f)	$12.21	0.16	2.07	2.23	(0.37)	(0.23)	–	(0.60)	$13.84	18.88%		$15,799	0.49%	1.27%		0.76%	63.01%
Year Ended October 31, 2006	$11.21	0.39	1.32	1.71	(0.56)	(0.15)	–	(0.71)	$12.21	15.79%		$11,525	0.52%	1.05%		0.85%	32.64%
Year Ended October 31, 2005	$10.22	0.23	1.04	1.27	(0.28)	–	–	(0.28)	$11.21	12.77%		$3,419	0.52%	1.13%		2.32%	47.04%
Period Ended October 31, 2004(g)	$10.00	0.02	0.20	0.22	–	–	–	–	$10.22	2.10%		$1	0.56%	(0.27%	)	13.04%	9.79%
Class B Shares
Year Ended October 31, 2008	$13.69	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	$8.05	(32.30%	)	$3,238	1.22%	0.70%		1.64%	44.74%
Year Ended October 31, 2007(f)	$12.11	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	$13.69	17.99%		$4,437	1.23%	0.55%		1.50%	63.01%
Year Ended October 31, 2006	$11.16	0.27	1.33	1.60	(0.50)	(0.15)	–	(0.65)	$12.11	14.91%		$3,016	1.25%	0.42%		1.59%	32.64%
Year Ended October 31, 2005	$10.17	0.18	1.04	1.22	(0.23)	–	–	(0.23)	$11.16	12.07%		$1,183	1.25%	(0.09%	)	3.00%	47.04%
Period Ended October 31, 2004(g)	$10.00	–	0.17	0.17	–	–	–	–	$10.17	1.70%		$7	1.25%	(0.85%	)	13.48%	9.79%
Class C Shares
Year Ended October 31, 2008	$13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	$8.04	(32.32%	)	$16,045	1.22%	0.70%		1.64%	44.74%
Year Ended October 31, 2007(f)	$12.10	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	$13.68	18.00%		$22,259	1.23%	0.56%		1.50%	63.01%
Year Ended October 31, 2006	$11.14	0.34	1.27	1.61	(0.50)	(0.15)	–	(0.65)	$12.10	14.95%		$14,907	1.25%	0.41%		1.59%	32.64%
Year Ended October 31, 2005	$10.17	0.18	1.02	1.20	(0.23)	–	–	(0.23)	$11.14	11.98%		$3,604	1.25%	0.20%		3.20%	47.04%
Period Ended October 31, 2004(g)	$10.00	–	0.17	0.17	–	–	–	–	$10.17	1.70%		$80	1.25%	(0.85%	)	13.48%	9.79%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

52

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	$8.10	(32.16%	)	$48	0.76%	0.76%		1.49%	44.74%
Year Ended October 31, 2007(f)	$12.18	0.33	1.82	2.15	(0.31)	(0.23)	–	(0.54)	$13.79	18.22%		$2	0.97%	2.57%		1.32%	63.01%
Year Ended October 31, 2006	$11.21	0.13	1.54	1.67	(0.55)	(0.15)	–	(0.70)	$12.18	15.55%		$1	0.72%	0.85%		0.87%	32.64%
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)	–	–	(0.24)	$11.21	12.50%		$1	0.80%	2.16%		4.28%	47.04%
Period Ended October 31, 2004(g)	$10.00	0.01	0.18	0.19	–	–	–	–	$10.19	1.90%		$1	0.85%	(0.45%	)	13.07%	9.79%
Institutional Service Class Shares
Year Ended October 31, 2008	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%	)	$1	0.25%	1.71%		0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%		$2	0.24%	1.52%		0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	–	(0.73)	$12.23	16.06%		$1	0.36%	1.19%		0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	–	(0.29)	$11.23	13.00%		$1	0.34%	2.69%		4.45%	47.04%
Period Ended October 31, 2004(g)	$10.00	0.02	0.19	0.21	–	–	–	–	$10.21	2.10%		$1	0.40%	–		12.62%	9.79%
Institutional Class Shares
Year Ended October 31, 2008	$13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	$8.17	(31.69%	)	$1	0.21%	1.75%		0.55%	44.74%
Year Ended October 31, 2007(f)	$12.24	0.19	2.07	2.26	(0.39)	(0.23)	–	(0.62)	$13.88	19.15%		$1	0.25%	1.47%		0.67%	63.01%
Year Ended October 31, 2006	$11.23	0.12	1.62	1.74	(0.58)	(0.15)	–	(0.73)	$12.24	16.05%		$1	0.25%	1.05%		0.71%	32.64%
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)	–	–	(0.30)	$11.23	13.16%		$1,154	0.25%	2.73%		3.33%	47.04%
Period Ended October 31, 2004(g)	$10.00	0.03	0.18	0.21	–	–	–	–	$10.21	2.10%		$1,021	0.25%	0.15%		12.47%	9.79%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amountsdesignated as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

53

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2008	$15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	$8.46	(37.55%	)	$18,574	0.46%	0.71%	0.75%	46.75%
Year Ended October 31, 2007(f)	$13.21	0.10	2.66	2.76	(0.46)	(0.14)	–	(0.60)	$15.37	21.56%		$42,188	0.49%	0.73%	0.62%	24.54%
Year Ended October 31, 2006	$11.53	0.37	1.92	2.29	(0.48)	(0.13)	–	(0.61)	$13.21	20.48%		$24,363	0.51%	0.43%	0.74%	13.76%
Year Ended October 31, 2005	$10.34	0.27	1.21	1.48	(0.29)	–	–	(0.29)	$11.53	14.59%		$5,133	0.53%	2.31%	1.54%	28.77%
Period Ended October 31, 2004(g)	$10.00	–	0.34	0.34	–	–	–	–	$10.34	3.40%		$80	0.56%	0.75%	12.49%	7.19%
Class B Shares
Year Ended October 31, 2008	$15.11	0.03	(5.20)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	$8.29	(37.97%	)	$4,240	1.21%	(0.07%)	1.51%	46.75%
Year Ended October 31, 2007(f)	$13.06	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	$15.11	20.64%		$7,561	1.23%	(0.01%)	1.37%	24.54%
Year Ended October 31, 2006	$11.46	0.28	1.90	2.18	(0.45)	(0.13)	–	(0.58)	$13.06	19.67%		$3,714	1.25%	(0.23%)	1.48%	13.76%
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.25)	–	–	(0.25)	$11.46	13.89%		$982	1.25%	0.27%	2.22%	28.77%
Period Ended October 31, 2004(g)	$10.00	(0.02)	0.32	0.30	–	–	–	–	$10.30	3.00%		$1	1.25%	(0.58%)	12.98%	7.19%
Class C Shares
Year Ended October 31, 2008	$15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	$8.28	(38.00%	)	$34,491	1.21%	(0.06%)	1.51%	46.75%
Year Ended October 31, 2007(f)	$13.05	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	$15.10	20.65%		$67,323	1.23%	0.01%	1.37%	24.54%
Year Ended October 31, 2006	$11.45	0.27	1.91	2.18	(0.45)	(0.13)	–	(0.58)	$13.05	19.59%		$35,182	1.25%	(0.24%)	1.48%	13.76%
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.26)	–	–	(0.26)	$11.45	13.90%		$9,200	1.25%	0.25%	2.22%	28.77%
Period Ended October 31, 2004(g)	$10.00	–	0.30	0.30	–	–	–	–	$10.30	3.00%		$36	1.25%	(1.04%)	12.92%	7.19%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amountsdesignated as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2008 Annual Report

54

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty (concluded)

		Investment Activities			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income (Loss)	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class R Shares
Year Ended October 31, 2008	$15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	$8.43	(37.69%	)	$382	$0.71%	0.41%		1.03%	46.75%
Year Ended October 31, 2007(f)	$13.19	0.08	2.62	2.70	(0.43)	(0.14)	–	(0.57)	$15.32	21.14%		$479	0.75%	0.57%		0.92%	24.54%
Year Ended October 31, 2006	$11.54	0.48	1.78	2.26	(0.48)	(0.13)	–	(0.61)	$13.19	20.23%		$78	0.85%	0.15%		1.07%	13.76%
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47	(0.25)	–	–	(0.25)	$11.54	14.36%		$1	0.84%	(0.55%	)	1.90%	28.77%
Period Ended October 31, 2004(g)	$10.00	(0.01)	0.33	0.32	–	–	–	–	$10.32	3.20%		$1	0.85%	(0.18%	)	12.57%	7.19%
Institutional Service Class Shares
Year Ended October 31, 2008	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%	)	$3	0.24%	0.70%		0.68%	46.75%
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%		$2	0.24%	1.01%		0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	–	(0.62)	$13.24	20.63%		$1	0.34%	0.50%		0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	–	–	(0.30)	$11.56	14.92%		$1	0.33%	2.98%		1.94%	28.77%
Period Ended October 31, 2004(g)	$10.00	0.01	0.33	0.34	–	–	–	–	$10.34	3.40%		$1	0.40%	0.27%		12.12%	7.19%
Institutional Class Shares
Year Ended October 31, 2008	$15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	$8.51	(37.37%	)	$3	0.22%	0.32%		0.80%	46.75%
Year Ended October 31, 2007(f)	$13.27	0.13	2.66	2.79	(0.47)	(0.14)	–	(0.61)	$15.45	21.77%		$1	0.25%	0.95%		0.54%	24.54%
Year Ended October 31, 2006	$11.56	0.04	2.30	2.34	(0.50)	(0.13)	–	(0.63)	$13.27	20.84%		$1	0.25%	0.29%		0.56%	13.76%
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)	–	–	(0.31)	$11.56	15.07%		$1,189	0.25%	3.04%		1.41%	28.77%
Period Ended October 31, 2004(g)	$10.00	0.01	0.33	0.34	–	–	–	–	$10.34	3.40%		$1,034	0.25%	0.42%		11.97%	7.19%

(a)  Excludes sales charge.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Net investment income (loss) is based on average shares outstanding during the period.

(g)  For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amountsdesignated as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2008

55

Notes to Financial Statements

October 31, 2008

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2008, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive”)
–	Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth”)
–	Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate”)
–	Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth”)
–	Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Reorganization

Each Fund was initially created in connection with an Agreement and Plan of Reorganization (the “Reorganization Plan”) to acquire the assets and liabilities of a corresponding fund of Nationwide Mutual Funds (a “Predecessor Fund”) effective June 23, 2008, as shown in the chart below. For financial statement purposes, each Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of each Predecessor Fund is included in these financial statements.

Aberdeen Fund	Corresponding Predecessor Fund
Optimal Allocations Fund: Defensive	Nationwide Optimal Allocations Fund: Defensive
Optimal Allocations Fund: Growth	Nationwide Optimal Allocations Fund: Growth
Optimal Allocations Fund: Moderate	Nationwide Optimal Allocations Fund: Moderate
Optimal Allocations Fund: Moderate Growth	Nationwide Optimal Allocations Fund: Moderate Growth
Optimal Allocations Fund: Specialty	Nationwide Optimal Allocations Fund: Specialty

3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds or at the last sales price reflected at the close of the exchange on which the Underlying Funds are traded. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or certain non-bank dealers. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a

2008 Annual Report

56

Notes to Financial Statements (continued)

October 31, 2008

market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Fund’s custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a collective cash account with the Fund’s custodian. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Capital gains received from underlying investments are recorded as such on the Statements of Operations. Expenses incurred by the Funds, disclosed on the Statements of Operations, do not include expenses incurred by the underlying funds.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., return of capital adjustments and underlying fund distribution adjustments), are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(e)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

For the year ended October 31, 2008, the Funds have adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The Funds’ taxable years 2004 to 2008 remain subject to examination by the Internal Revenue Service.

As of October 31, 2008, management has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Annual Report 2008

57

Notes to Financial Statements (continued)

October 31, 2008

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated using a 50/50 method (50% of the expense is allocated proportionately among all Funds within the Trust relative to the average daily net assets of each Fund, and 50% is divided equally among the Funds of the Trust). Prior to June 23, 2008, all expenses not directly attributable to a Fund were allocated among all Funds within the Trust relative to the average daily net assets of each Fund. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

4. Agreements and Transactions with Affiliates

(a)	Investment Advisor

Under the Investment Advisory Agreement with the Trust, effective June 23, 2008, Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”) will manage the Funds in accordance with the policies and procedures established by the Board of Trustees. Under the terms of the Investment Advisory Agreement, the Funds each pay Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets.

For the period November 1, 2007 to June 22, 2008, the Funds were managed by, and paid management fees to, Nationwide Fund Advisors as follows:

Fund	Amount
Optimal Allocations Defensive	$4,563
Optimal Allocations Growth	16,008
Optimal Allocations Moderate	43,788
Optimal Allocations Moderate Growth	38,488
Optimal Allocations Specialty	101,185

Effective June 23, 2008, Aberdeen entered into a written contract (“Expense Limitation Agreement”), with the Trust on behalf of the Funds that limits operating expenses (excluding any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and administrative services fees ) from exceeding 0.50% for Class A, 1.25% for Class B, 1.25% for Class C, 0.75% for Class R, 0.25% for Institutional Service Class and 0.25% for Institutional Class until at least February 28, 2009. Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008, were as follows:

Fund	Expenses Reimbursed
Optimal Allocations Defensive	$62,335
Optimal Allocations Growth	60,550
Optimal Allocations Moderate	94,768
Optimal Allocations Moderate Growth	97,497
Optimal Allocations Specialty	177,821

2008 Annual Report

58

Notes to Financial Statements (continued)

October 31, 2008

For the period November 1, 2007 to June 22, 2008, the Funds were subject to an expense limitation agreement with Nationwide Fund Advisors. Expenses waived or reimbursed under the terms of this agreement were as follows:

Fund	Expenses Reimbursed
Optimal Allocations Defensive	$10,659
Optimal Allocations Growth	48,501
Optimal Allocations Moderate	63,347
Optimal Allocations Moderate Growth	64,033
Optimal Allocations Specialty	101,198

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed respectively, pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of the year ended October 31, 2008, the cumulative potential reimbursements for each Fund would be:

Fund	Amount Fiscal Year 2008
Optimal Allocations Defensive	$62,335
Optimal Allocations Growth	60,550
Optimal Allocations Moderate	94,768
Optimal Allocations Moderate Growth	97,497
Optimal Allocations Specialty	177,821

(b)	Fund Administration

Effective June 23, 2008, under the terms of a Fund Administration agreement, Aberdeen will provide various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds will pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.03%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

For the period November 1, 2007 to June 22, 2008, the Funds were not subject to an administration agreement.

Annual Report 2008

59

Notes to Financial Statements (continued)

October 31, 2008

(c)	Sub-Administrator, Transfer Agent and Fund Accountant

Effective June 23, 2008, the Trust entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent, dividend disbursement agent and fund accounting services. For these services, the Trust will pay Citi an asset based annual fee and a per account fee for some portions of the services. Aberdeen has entered into a Sub-Administration Agreement with Citi whereby Citi will assist Aberdeen in providing certain of the administration services for the Fund, including compliance services. For these services, Aberdeen pays Citi an annual fee based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi provides these services. Prior to June 23, 2008, the Funds participated in a similar agreement with Nationwide Fund Management, LLC, and Citi. For the period November 1, 2007 to June 22, 2008, the Funds remitted payment to Nationwide Fund Management as follows:

Fund	Amount
Optimal Allocations Growth	$6,734
Optimal Allocations Moderate	18,885
Optimal Allocations Moderate Growth	15,377
Optimal Allocations Specialty	47,334

(d)	Distributor

Effective June 23, 2008, the Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to a Distribution Agreement, (the “Distribution Agreement”) whereby the Distributor will act as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the Series of the Trust will pay the distributor an annual fee in an amount that will not exceed 0.25% for Class A shares, 1.00% for Class B, 1.00% for Class C shares and 0.50% for Class R shares.

The Advisor or an affiliate of the Advisor may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Effective June 23, 2008, pursuant to the Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B, and Class C (and certain Class A shares).

In addition, the Distributor will reallow to dealers 5.00% of sales charges on Class A shares of the Series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B of the Series of the Trust (on the maximum deferred sales charge of 5%), and 1.00% on Class C shares of the Series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the period June 23, 2008 to October 31, 2008, AFD retained commissions of $245,895 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C and certain Class A shares of the Trust.

For the period November 1, 2007 to June 22, 2008, the Nationwide Mutual Funds, on behalf of the Predecessor Funds were party to a distribution agreement with, and paid its fees to, Nationwide Fund Distributors, LLC as follows:

Fund	Amount
Optimal Allocations Defensive	$16,019
Optimal Allocations Growth	80,643
Optimal Allocations Moderate	233,706
Optimal Allocations Moderate Growth	186,560
Optimal Allocations Specialty	489,250

2008 Annual Report

60

Notes to Financial Statements (continued)

October 31, 2008

That entity, during the period of November 1, 2007 to June 22, 2008, retained commissions of $556,110.

Effective June 23, 2008, under the terms of an Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, who agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the Series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amounts retained by Aberdeen under the terms of the Administrative Services Plan during the period June 23, 2008 to October 31, 2008 were as follows:

Fund	Amount
Optimal Allocations Defensive	$366
Optimal Allocations Growth	285
Optimal Allocations Moderate	157
Optimal Allocations Moderate Growth	192
Optimal Allocations Specialty	140

For the period November 1, 2007 to June 22, 2008, the Funds were subject to an Administrative Services Plan with Nationwide Fund Advisors. For the period November 1, 2007 to June 22, 2008, expenses incurred under the terms of this agreement were as follows:

Fund	Amount
Optimal Allocations Defensive	$1
Optimal Allocations Growth	313
Optimal Allocations Moderate	263
Optimal Allocations Moderate Growth	522
Optimal Allocations Specialty	375

Annual Report 2008

61

Notes to Financial Statements (continued)

October 31, 2008

For the year ended October 31, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Optimal Allocations: Defensive	$35	$–	$2,368	$–	$–	$–
Optimal Allocations: Growth	372	178	–	–	–	–
Optimal Allocations: Moderate	–	–	–	–	–	587
Optimal Allocations: Moderate Growth	–	–	–	–	–	–
Optimal Allocations: Specialty	5	6	–	–	–	–

For the year ended October 31, 2007, the Funds did not have any contributions to capital due to collection of redemption fees.

5. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2008, were as follows:

Fund	Purchases	Sales
Optimal Allocations Defensive	$12,504,893	$2,724,399
Optimal Allocations Growth	10,447,535	10,485,417
Optimal Allocations Moderate	44,760,151	25,628,667
Optimal Allocations Moderate Growth	22,598,527	17,379,870
Optimal Allocations Specialty	45,180,058	52,838,807

6. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2008 Annual Report

62

Notes to Financial Statements (continued)

October 31, 2008

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosure.

8. Federal Tax Information

As of October 31, 2008, the tax cost of securities and the breakdown of unrealized appreciation/depreciation for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Optimal Allocations Defensive	$12,258,020	$74,989	$(1,700,495)	$(1,625,506)
Optimal Allocations Growth	16,701,675	114,268	(6,073,758)	(5,959,490)
Optimal Allocations Moderate	59,050,131	403,432	(14,292,106)	(13,888,674)
Optimal Allocations Moderate Growth	42,664,290	278,402	(13,123,637)	(12,845,235)
Optimal Allocations Specialty	88,379,565	984,367	(31,122,044)	(30,137,677)

The tax character of distributions paid during the fiscal year ended October 31, 2008, were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive	$220,770	$55,060	$275,830	$–	$275,830
Optimal Allocations Growth	1,452,509	787,757	2,240,266	82,243	2,322,509
Optimal Allocations Moderate	2,727,432	2,234,673	4,962,105	57,945	5,020,050
Optimal Allocations Moderate Growth	2,826,361	2,641,242	5,467,603	165,311	5,632,914
Optimal Allocations Specialty	6,496,471	5,729,314	12,225,785	829,073	13,054,858

Annual Report 2008

63

Notes to Financial Statements (concluded)

October 31, 2008

The tax character of distributions paid during the fiscal year ended October 31, 2007, were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Optimal Allocations Defensive	$48,562	$–	$48,562	$48,562
Optimal Allocations Growth	484,253	239,293	723,546	723,546
Optimal Allocations Moderate	1,147,373	339,514	1,486,887	1,486,887
Optimal Allocations Moderate Growth	1,077,760	372,923	1,450,683	1,450,683
Optimal Allocations Specialty	2,414,712	749,116	3,163,828	3,163,828

As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Fund	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
Optimal Allocations Defensive	$9,074	$9,074	$–	$(1,625,505)	$(1,616,431)
Optimal Allocations Growth	–	–	–	(5,959,489)	(5,959,489)
Optimal Allocations Moderate	–	–	–	(13,888,675)	(13,888,675)
Optimal Allocations Moderate Growth	–	–	–	(12,845,235)	(12,845,235)
Optimal Allocations Specialty	–	–	(1,214,098)	(30,137,675)	(31,351,773)

*	As of October 31, 2008, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Optimal Allocations Specialty	$1,214,098	2016

**	The differences between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

Amounts designated as “–” are $0 or round to $0.

9. Subsequent Events

(a)	On December 8, 2008, the Board of Trustees of Aberdeen Funds approved a plan to liquidate, as of January 23, 2009 the following funds: Aberdeen Select Equity Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Select Small Cap Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Small Cap Growth Fund, and Aberdeen Small Cap Value Fund.

(b)	Two new series of Aberdeen Funds, Aberdeen Core Income Fund and Aberdeen Core Plus Income Fund, became effective with the Securities and Exchange Commission on November 17, 2008.

2008 Annual Report

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Aberdeen Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Optimal Allocations Fund: Defensive (formerly, Nationwide Optimal Allocations Fund: Defensive), Aberdeen Optimal Allocations Fund: Growth (formerly, Nationwide Optimal Allocations Fund: Growth), Aberdeen Optimal Allocations Fund: Moderate (formerly, Nationwide Optimal Allocations Fund: Moderate), Aberdeen Optimal Allocations Fund: Moderate Growth (formerly, Nationwide Optimal Allocations Fund: Moderate Growth) and Aberdeen Optimal Allocations Fund: Specialty (formerly, Nationwide Optimal Allocations Fund: Specialty) (five series of Aberdeen Funds, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 30, 2008

Annual Report 2008

65

Additional Tax Information (Unaudited)

1.    Other Federal Tax Information (Unaudited)

For the year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended October 31, 2008, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Optimal Allocations Defensive	4.84%
Optimal Allocations Growth	4.71
Optimal Allocations Moderate	5.69
Optimal Allocations Moderate Growth	5.30
Optimal Allocations Specialty	5.40

For the taxable year ended October 31, 2008, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividend Received Deduction
Optimal Allocations Defensive	3.16%
Optimal Allocations Growth	3.19
Optimal Allocations Moderate	3.54
Optimal Allocations Moderate Growth	3.44
Optimal Allocations Specialty	3.10

The Funds designate the following amounts as long term capital gains distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Optimal Allocations Defensive	$55,061
Optimal Allocations Growth	787,757
Optimal Allocations Moderate	2,234,673
Optimal Allocations Moderate Growth	2,641,242
Optimal Allocations Specialty	5,729,315

2008 Annual Report

66

Supplemental Information (Unaudited)

Trustee Considerations in Approving Investment Advisory Agreement for the Aberdeen Funds

Background

The Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth, Aberdeen Optimal Allocations Fund: Growth, and Aberdeen Optimal Allocations Fund: Specialty (each, an “Aberdeen Fund” and collectively, the “Aberdeen Funds”) are investment portfolios of Aberdeen Funds, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the investment portfolios of the Trust, including the Aberdeen Funds, at regularly scheduled meetings held during the year. In addition, the Trustees must determine annually whether to approve and renew the Trust’s investment advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) on behalf of each Aberdeen Fund. The Aberdeen Funds were organized on December 12, 2007 and commenced operation on June 23, 2008.

On October 1, 2007, Nationwide Fund Advisors (“NFA”) sold its active equity portfolio management business to AAMI. On December 12, 2007, the Trust held its organizational meeting (the “Organizational Meeting”) and established the Aberdeen Funds. Each Aberdeen Fund was created as a shell portfolio without assets in order to facilitate the reorganization of a corresponding portfolio of the Nationwide Mutual Funds (“Nationwide Funds”) into an Aberdeen Fund. At the Organizational Meeting, the Board approved an agreement and plan of reorganization with Nationwide Funds, which provided that twenty-six of the Nationwide Funds that were then managed by NFA would reorganize into an Aberdeen Fund counterpart with substantially similar investment objectives and policies. The former NFA portfolio managers who had managed the Nationwide Funds while at NFA had been hired by AAMI and the reorganization was structured so that these portfolio managers would continue to serve as portfolio managers for the Aberdeen Fund counterpart after the reorganization. The Trustees were informed by management that the continuity of day-to-day investment management was an important consideration of the Nationwide Funds’ Board in approving the reorganization. The reorganization was consummated on June 23, 2008.

At the Organizational Meeting, the Board, including all of the Trustees who are not “interested,” as such term is defined in the Investment Company Act of 1940, as amended, (the “Independent Trustees”), reviewed and unanimously voted to approve the Investment Management Agreement between AAMI (the “AAMI Agreement”) and the Trust on behalf of the Aberdeen Funds. The Independent Trustees were separately represented by independent counsel in their consideration of the AAMI Agreement. At a meeting of the Board on March 12, 2008, the Trustees, including all of the Independent Trustees, after reviewing certain supplementary information provided by AAMI, ratified their December 2007 approval of the AAMI Agreement pertaining to the Aberdeen Funds.

In considering the AAMI Agreement, the Trustees reviewed a variety of materials they believed were relevant to the interests of shareholders, including but not limited to: (i) a copy of the investment advisory agreement with AAMI, which, among other things, described the services that would be provided to each Aberdeen Fund and the compensation to be paid for such services; (ii) data from Lipper providing performance information and rankings comparing each of the Nationwide Funds that were proposed to be reorganized into its Aberdeen Fund counterpart to similar funds; (iii) Morningstar performance ratings for each of the Nationwide Funds; (iv) comparative performance, fee and expense information for a peer group of mutual funds similar to each Aberdeen Fund; (v) fee information comparing the applicable Nationwide Funds to the Aberdeen Funds; (vi) a copy of an expense limitation agreement that listed the expense caps proposed for the Aberdeen Funds; and (vii) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and sub-advisory arrangements under Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition, with respect to AAMI, the Trustees reviewed materials from AAMI that included (i) a description of AAMI’s business and organization; (ii) a description of personnel assignment and compensation policies and operations; (iii) a description of advisory services including a discussion of how investment decisions are made and executed; (iv) a copy of AAMI’s most recent Form ADV (a regulatory disclosure document) and financial statements; (v) a description of any current litigation, enforcement and administrative actions within the past five years; (vi) a description of other registered investment companies, other pooled investment vehicles and other accounts (number and total assets) managed by AAMI along with a description of material conflicts of interest that could arise; (vii) a description of AAMI’s proposed or adopted proxy voting policies; (viii) a description

Annual Report 2008

67

Supplemental Information (Unaudited) (continued)

of any revenue sharing arrangements; (ix) a description of proposed rates of advisory fees, any applicable waivers and a peer group comparison along with a discussion of the appropriateness of the fee and an estimated projection of profitability; (x) an evaluation of any “fall out” benefits that may accrue to AAMI; (xi) a description of AAMI’s best execution policies and procedures, soft dollar policies and transaction allocation procedures; (xii) a copy of AAMI’s Code of Ethics; (xiii) a description of AAMI’s compliance program; (xiv) a description of AAMI’s insurance coverage; (xvi) a description of business continuity and disaster recovery procedures; and (xv) a description of privacy policies and procedures.

In determining to approve the agreements, the Trustees considered all factors they believed to be relevant. In doing so, the Independent Trustees: (i) reviewed the foregoing information with their independent legal counsel and with management; (ii) discussed with legal counsel the legal standards applicable to their consideration of the AAMI Agreement; and (iii) met with their independent legal counsel in private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by AAMI under the AAMI Agreement, the Trustees noted the extensive responsibilities of AAMI as the Aberdeen Funds’ investment adviser, including: the provision of an investment program for each Aberdeen Fund in light of each Aberdeen Fund’s investment objective; the placement of brokerage and the negotiation of commission rates; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to each Aberdeen Fund. The Board also considered the description by AAMI’s representatives of its abilities, resources and management philosophy. The Trustees noted that AAMI was the sub-adviser to other U.S. registered open-end funds but did not have experience previously as the adviser to such funds or in the joint role of adviser and administrator to such funds. The Trustees also noted that AAMI had a proven record of managing other investment products either as adviser or administrator both inside and outside the U.S. The Trustees discussed that the portfolio managers who had managed the Nationwide Funds for NFA had become employees of AAMI and would continue to manage the Aberdeen Fund corresponding to the Nationwide Fund they had previously managed after the reorganization of the Nationwide Funds was consummated, subject to AAMI’s investment process and oversight as a part of the AAMI organization. The Trustees considered other steps AAMI had taken to hire new personnel and expand its organization. Based on their consideration and review of the foregoing information, the Trustees also determined that each Aberdeen Fund was likely to benefit from the nature, quality, and extent of the services provided by AAMI, as well as AAMI’s ability to render such services based on AAMI’s experience, operations, and resources.

Investment Performance. The Board reviewed the one-month, three-month, six-month, year-to-date, one year, two years and three years performance, as applicable, along with the Lipper rankings, Morningstar ratings and peer group data for each Nationwide Fund that management proposed to be reorganized into its Aberdeen Fund counterpart. After considering this and other information, the Trustees determined that approving the management agreement with AAMI would benefit each Aberdeen Fund, as applicable, and each Aberdeen Fund’s shareholders.

Cost of Services Provided/Economies of Scale/Profitability. The Trustees reviewed comparative peer group data for each Aberdeen Fund’s investment advisory fee and total expense ratio, fee waivers and expense limitations. The Trustees also reviewed fee information comparing the applicable Nationwide Funds and the Aberdeen Funds. The Trustees believed that the comparisons provided were useful in evaluating the reasonableness of the advisory fees for each Aberdeen Fund, and the total expenses to be paid by the Aberdeen Funds. All of the proposed advisory fees were below the Morningstar peer group average. The Trustees also considered estimated projections of profitability of AAMI. The Trustees also considered AAMI’s commitment to maintain the net expense levels (and expense limit exclusions) of the Aberdeen Funds so that they mirrored the net expense levels (and expense limit exclusions) of the predecessor Nationwide Funds for two years after the closing of the reorganization through a contractual written fee waiver and expense reimbursement agreement with the Trust.

Other Benefits to the Investment Adviser and its Affiliates. The Trustees also considered the other relationships that AAMI and its affiliates will have with the Trust. The Trustees noted that AAMI will be serving as the Trust’s administrator and further noted that the fee paid to AAMI for administration services mirrored the fee AAMI will pay to the sub-administrator. In addition, subject to various regulatory approvals, AAMI’s affiliate, Aberdeen Fund Distributors, will serve as principal underwriter and receive compensation for its services. The Board concluded that the benefits that will accrue to AAMI and its affiliates by virtue of their relationships to the Trust were reasonable and fair in comparison with the costs of providing the relevant services.

2008 Annual Report

68

Supplemental Information (Unaudited) (concluded)

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that (i) AAMI demonstrated that it possessed the capability and resources to perform the duties required of it under the AAMI Agreement; (ii) the terms of the AAMI Agreement and the fees provided under the agreement were fair and reasonable; and (iii) the approval of the AAMI Agreement would be in the best interests of each Aberdeen Fund and its shareholders. The Independent Trustees requested certain supplemental information, to be provided prior to or at the next regularly scheduled board meeting. Subject to the receipt of that information, the Trustees, including a majority of the Independent Trustees, voted to approve the AAMI Agreement. At the next regularly scheduled meeting of the Trustees on March 12, 2008, the Independent Trustees again met without management present and were again represented by independent counsel. After receiving and considering supplemental information provided by AAMI, including performance information reflecting data for periods after the December 2007 Board Meeting, the Trustees, including a majority of the Independent Trustees, ratified their prior approval of the AAMI Agreement.

Annual Report 2008

69

Management Information (Unaudited)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Interested Trustees
Martin J. Gilbert(1),*** Year of Birth: 1959	Trustee since 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited, Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Gary Bartlett(1),*** Year of Birth: 1959	Trustee since 2007	Chief Executive Officer (2006–present) and Director (2005–present), Head of US Fixed Income (2006–2007), Aberdeen Asset Management, Inc.; Global Head of Fixed Income (2007–present), Aberdeen Asset Management PLC. Portfolio Manager (1992–2005), Deutsche Asset Management. Vice President (March 2008–present), Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.	29

2008 Annual Report

70

Management Information (Unaudited) (continued)

As of December, 2008

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
Independent Trustees
P. Gerald Malone*** Year of Birth: 1950	Chairman of the Board Trustee since 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy*** Year of Birth: 1942	Trustee since 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	27
Peter D. Sacks*** Year of Birth: 1945	Trustee since 2007	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith*** Year of Birth: 1955	Trustee since 2007	Mr. Smith has been Managing Editor of BCA Publications Ltd. (financial publications) since 1982.	27

Annual Report 2008

71

Management Information (Unaudited) (continued)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**
John T. Sheehy*** Year of Birth: 1942	Trustee since 2007	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) since 1997.	30	Director of Aberdeen Asia-Pacific Income Fund, Inc. Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Jack Solan*** Year of Birth: 1939	Trustee since 2007	Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	27

*	The Trust (which currently includes 27 portfolios as of December, 2008), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have the same investment adviser as the Funds or have an investment adviser that is affiliated with the investment adviser of the Funds, and may thus be deemed to be part of the same “Fund Complex” as the Funds.
**	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, Attn: Lucia Sitar.
1	Messrs. Gilbert and Bartlett are deemed to be interested persons because of their affiliation with the Funds’ investment adviser.

2008 Annual Report

72

Management Information (Unaudited) (continued)

As of December, 2008

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1967	Vice President	Since 2007	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1956	President	Since 2007	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003–2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003–2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004–2005) (registered investment companies); formerly, Managing Director, Putnam Investments 1991–2002).
Megan Kennedy** 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1974	Treasurer	Since July 2008	Currently, Treasurer & CFO Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002–2005).
Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1966	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2007	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Annual Report 2008

73

Management Information (Unaudited) (concluded)

As of December, 2008

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian O’Neill Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1968	Assistant Treasurer	Since September 2008	Currently, Assistant Treasurer North American Mutual Funds for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Year of Birth: 1971	Secretary and Vice President	Secretary since 2007 and Vice President since December 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1961	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Shahreza Yusof Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Year of Birth: 1972	Vice President	Since 2007	Currently, Head of U.S. Equities for Aberdeen Asset Management Inc. Mr. Yusof was recruited by an affiliate of Aberdeen Asset Management Inc. in 1994 in Singapore. Over the years he has worked on Aberdeen Asia equities team and became investment director for Japan. Later, Mr. Yusof moved to Aberdeen’s Emerging Markets division in London. Mr. Yusof has been based out of the Aberdeen operations in the United States since 2006.

*	Officers hold their positions with the Funds until a successor has been duly elected and qualifies.
**	Mr. Baltrus, Mr. Esposito, Ms. Kennedy, Mr. McDevitt, Ms. Nichols, Mr. Sullivan and Ms. Sitar hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., all of which may be deemed to be part of the same “Fund Complex” as the Funds.

2008 Annual Report

74

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Gary Bartlett

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Vincent Esposito, President

William Baltrus, Vice President

Jennifer Nichols, Vice President

Shahreza Yusof, Vice President

Vincent McDevitt, Chief Compliance Officer, Vice President –     Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Brian O’Neill, Assistant Treasurer

Lucia Sitar, Secretary and Vice President

Timothy Sullivan, Vice President

Investment Manager

Aberdeen Asset Management, Inc.

1735 Market Street 37th Fl

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management, Inc.

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Sub-Administrator, Transfer Agent & Fund Accountant

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

5 Tower Bridge

300 Barr Harbor Drive

Suite 300

Conshohocken, PA 19428

Custodian

JPMorgan Chase Bank

4 New York Plaza

New York, NY 10008

Independent Accountants

PricewaterhouseCoopers LLP

300 Madison Ave.

New York, NY 10017

Fund Counsel

Stradley Ronon Stevens & Young LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Aberdeen Asset Management, Inc.

300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

AOE- 0142-1208

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, no amendments were made to the provisions of the Code of Ethics and the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” as defined in Item 3 of Form N-CSR serving on its audit committee.

3(a)(2) Jack Solan is the “audit committee financial expert” and is “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		Current Year		Previous Year
(a)	Audit Fees	$430,000		N/A
(b)	Audit-Related Fees	$325,800	*	N/A
(c)	Tax Fees	$213,500	**	N/A
(d)	All Other Fees	$—		N/A

*	For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen PLC $325,800 primarily for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager operations.
**	Tax fees of $190,700 relate to tax services provided to the Funds’ in connection with the preparation and review of tax returns, and tax fees of $22,800 relate to tax services provided to affiliates in connection with the preparation and review of tax returns.

(e)(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Committee to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”), and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board (“ISB”) Standard No. 1. ISB No. 1 generally requires the auditor to annually: (1) disclose to the Committee all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm that, in its professional judgment, it is independent of the Trust within SEC regulations; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and Service Affiliates for the registrant’s fiscal year ended October 31, 2008 were $539,300.
(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

Schedule of Investments is included as part of the Report to Stockholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)*     /s/ Megan Kennedy, Treasurer

Date January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Vincent Esposito, President

Date January 8, 2009

By (Signature and Title)*     /s/ Megan Kennedy, Treasurer

Date January 8, 2009

*	Print the name and title of each signing officer under his or her signature.